Exhibit 10.8
EXECUTION VERSION

$158,000,000
CREDIT AGREEMENT
dated as of April 12, 2007,
among
VSS-CAMBIUM MERGER CORP.
(which on the Closing Date will be merged with and into Cambium Learning, Inc.), as Borrower,
VSS-CAMBIUM HOLDINGS, LLC
and
THE OTHER GUARANTORS PARTY HERETO,
as Guarantors,
THE LENDERS PARTY HERETO
and
CREDIT SUISSE SECURITIES (USA) LLC
and
BARCLAYS CAPITAL,
the investment banking division of BARCLAYS BANK PLC,
as Co-Lead Arrangers and Joint Bookmanagers,
and
BARCLAYS BANK PLC,
as Administrative Agent and Collateral Agent,
and
CREDIT SUISSE SECURITIES (USA) LLC,
as Co-Syndication Agent
and
BNP PARIBAS,
as Co-Syndication Agent
and
TD SECURITIES (USA) LLC,
Documentation Agent
Cahill Gordon & Reindel llp
80 Pine Street
New York, NY 10005

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-ii-

-iii-

ANNEXES

Annex I	Applicable Margin
Annex II	Amortization Table
Annex III	Incremental Term Loan

SCHEDULES

Schedule 1.01(a)	Refinancing Indebtedness to Be Repaid
Schedule 1.01(b)	Subsidiary Guarantors
Schedule 3.03	Governmental Approvals; Compliance with Laws
Schedule 3.06(a)	Intellectual Property Claims
Schedule 3.06(c)	Violations or Proceedings
Schedule 3.09	Material Contracts
Schedule 3.18	Environmental Matters
Schedule 3.19	Insurance
Schedule 3.21	Acquisition Documents
Schedule 4.01(g)	Local Counsel
Schedule 6.01(b)	Existing Indebtedness
Schedule 6.02(c)	Existing Liens
Schedule 6.04(b)	Existing Investments

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Schedule 6.09	Affiliate Transactions

EXHIBITS

Exhibit A	Form of Administrative Questionnaire
Exhibit B	Form of Assignment and Assumption
Exhibit C	Form of Borrowing Request
Exhibit D	Form of Compliance Certificate
Exhibit E	Form of Interest Election Request
Exhibit F	Form of Joinder Agreement
Exhibit G	Form of Landlord Access Agreement
Exhibit H	Form of LC Request
Exhibit I	Form of Lender Addendum
Exhibit J	[Reserved]
Exhibit K-1	Form of Term Note
Exhibit K-2	Form of Revolving Note
Exhibit L-1	Form of Perfection Certificate
Exhibit L-2	Form of Perfection Certificate Supplement
Exhibit M	Form of Security Agreement
Exhibit N	Form of Opinion of Company Counsel
Exhibit O	Form of Solvency Certificate
Exhibit P	Form of Intercompany Note
Exhibit Q	Form of Non-Bank Certificate

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CREDIT AGREEMENT
          This CREDIT AGREEMENT (this “Agreement”) dated as of April 12, 2007, among VSS-Cambium Merger Corp., a Delaware corporation (“Borrower”), VSS-Cambium Holdings, LLC, a Delaware limited liability company (“Holdings”), the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given to it in Article I), the Lenders, Credit Suisse Securities (USA) LLC as co-syndication agent (in such capacity, “Co-Syndication Agent”), BNP Paribas, as co-syndication agent (in such capacity, “Co-Syndication Agent” and together with the other Co-Syndication Agent, the “Syndication Agents”), TD Securities (USA) LLC, as documentation agent (in such capacity, “Documentation Agent”), and Barclays Bank PLC as administrative agent (in such capacity, “Administrative Agent”) for the Lenders and as collateral agent (in such capacity, “Collateral Agent”) for the Secured Parties and the Issuing Bank.
WITNESSETH:
          WHEREAS, Holdings has entered into a certain Stock Purchase Agreement, dated as of January 29, 2007 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof and thereof, the “Acquisition Agreement”), with Cambium Learning, Inc. (“Target”) and each of the stockholders of Target (“Sellers”), to acquire (the “Acquisition”) all of the capital stock of Target from the Sellers, which will result in Holdings being the beneficial owner of Target and its subsidiaries (the “Acquired Business”).
          WHEREAS, the Acquisition will be effected by a merger (the “Merger”) of Borrower with and into Target, with Target surviving the merger.
          WHEREAS, the Equity Financing shall be consummated simultaneously herewith.
          WHEREAS, Borrower will consummate the Acquisition on the Closing Date.
          WHEREAS, after the consummation of the Acquisition on the Closing Date, Borrower will cause Target to file a certificate of merger (the “Merger Certificate”) with the Secretary of State of Delaware and will effect a merger (the “Merger”) of Borrower with and into Target, with Target surviving the Merger.
          WHEREAS, Borrower has requested the Lenders to extend credit in the form of (a) Tranche B Loans on the Closing Date, in an aggregate principal amount not in excess of $128,000,000, and (b) Revolving Loans at any time and from time to time prior to the Revolving Maturity Date, in an aggregate principal amount at any time outstanding not in excess of $30,000,000, none of which may be drawn on the Closing Date.
          WHEREAS, Borrower has requested the Issuing Bank to issue letters of credit, in an aggregate face amount at any time outstanding not in excess of $5,000,000, to support payment obligations incurred in the ordinary course of business by Borrower and its Subsidiaries.
          WHEREAS, the proceeds of the Loans are to be used in accordance with Section 3.12.
          WHEREAS, Borrower shall enter into the Senior Unsecured Note Purchase Agreement providing for the issuance of Senior Unsecured Notes in the aggregate original principal amount of up to $50,000,000 simultaneously herewith.

          NOW, THEREFORE, the Lenders are willing to extend such credit to Borrower and the Issuing Bank is willing to issue letters of credit for the account of Borrower on the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
          SECTION 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:
          “ABR,” when used in reference to any Loan or Borrowing, is used when such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.
          “ABR” Borrowing” shall mean a Borrowing comprised of ABR Loans.
          “ABR Loan” shall mean any ABR Term Loan or ABR Revolving Loan.
          “ABR Revolving Loan” shall mean any Revolving Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II.
          “ABR Term Loan” shall mean any Tranche B Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II.
          “Acquired Business” shall have the meaning assigned to such term in the first recital hereto.
          “Acquisition” shall have the meaning assigned to such term in the first recital hereto.
          “Acquisition Agreement” shall have the meaning assigned to such term in the first recital hereto.
          “Acquisition Consideration” shall mean the purchase consideration for any Permitted Acquisition and all other payments by Holdings or any of its Subsidiaries in exchange for, or as part of, or in connection with, any Permitted Acquisition, whether paid in cash or by exchange of Equity Interests or of properties or otherwise and whether payable at or prior to the consummation of such Permitted Acquisition or deferred for payment at any future time, whether or not any such future payment is subject to the occurrence of any contingency, and includes any and all payments representing the purchase price and any assumptions of Indebtedness, “earn-outs” and other agreements to make any payment the amount of which is, or the terms of payment of which are, in any respect subject to or contingent upon the revenues, income, cash flow or profits (or the like) of any person or business; provided that any such future payment that is subject to a contingency shall be considered Acquisition Consideration only to the extent of the reserve, if any, required under GAAP at the time of such sale to be established in respect thereof by Holdings or any of its Subsidiaries.
          “Acquisition Documents” shall mean the collective reference to the Acquisition Agreement and the other documents listed on Schedule 3.21.

          “Adjusted LIBOR Rate” shall mean, with respect to any Eurodollar Borrowing for any Interest Period, (a) an interest rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the LIBOR Rate for such Eurodollar Borrowing in effect for such Interest Period divided by (b) 1 minus the Statutory Reserves (if any) for such Eurodollar Borrowing for such Interest Period.
          “Administrative Agent” shall have the meaning assigned to such term in the preamble hereto and includes each other person appointed as the successor pursuant to Article X.
          “Administrative Agent Fee” shall have the meaning assigned to such term in Section 2.05(b).
          “Administrative Questionnaire” shall mean an Administrative Questionnaire in substantially the form of Exhibit A.
          “Affiliate” shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified; provided, however, that, for purposes of Section 6.09, the term “Affiliate” shall also include (i) any person that directly or indirectly owns more than 10% of any class of Equity Interests of the person specified or (ii) any person that is an executive officer or director of the person specified.
          “Agents” shall mean the Administrative Agent and the Collateral Agent; and “Agent” shall mean any of them.
          “Agreement” shall have the meaning assigned to such term in the preamble hereto.
          “Alternate Base Rate” shall mean, for any day, a rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the greater of (a) the Base Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 0.50%. If the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Base Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Base Rate or the Federal Funds Effective Rate, respectively.
          “Anti-Terrorism Laws” shall have the meaning assigned to such term in Section 3.22.
          “Applicable Fee” shall mean, for any day, with respect to any Commitment, the applicable percentage set forth in Annex I under the caption “Applicable Fee”.
          “Applicable Margin” shall mean, for any day, (i) with respect to any Tranche B Loan, (x) 2.75% per annum for Eurodollar Loans and (y) 1.75% for ABR Loans and (ii) with respect to any Revolving Loan, the applicable percentage set forth in Annex I under the columns “Eurodollar” or “ABR”, as applicable for the appropriate Type of Revolving Loan that is opposite the applicable “Level” of the Borrower as of the date of such Borrowing.
          “Applicable Percentage” shall mean, with respect to any Lender, the percentage of the total Loans and Commitments represented by such Lender’s Loans and Commitments.

          “Approved Fund” shall mean any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
          “Arrangers” shall mean Credit Suisse Securities (USA) LLC and Barclays Capital, a division of Barclays Bank PLC, as co-lead arrangers.
          “Asset Sale” shall mean (a) any conveyance, sale, lease, sublease, assignment, transfer or other disposition (including by way of merger or consolidation and including any Sale and Leaseback Transaction) by Holdings or any of its Subsidiaries of any of its property excluding sales of inventory and dispositions of cash and cash equivalents, in each case, in the ordinary course of business, and (b) any issuance or sale of any Equity Interests of any Subsidiary of Holdings, in each case, to any person other than (i) Borrower, (ii) any Subsidiary Guarantor or (iii) other than for purposes of Section 6.06, any other Subsidiary.
          “Assignment and Assumption” shall mean an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.04(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit B, or any other form approved by the Administrative Agent.
          “Attributable Indebtedness” shall mean, when used with respect to any Sale and Leaseback Transaction, as at the time of determination, the present value (discounted at a rate equivalent to Borrower’s then-current weighted average cost of funds for borrowed money as at the time of determination, compounded on a semi-annual basis) of the total obligations of the lessee for rental payments during the remaining term of the lease included in any such Sale and Leaseback Transaction.
          “Bailee Letter” shall have the meaning assigned thereto in the Security Agreement.
          “Base Rate” shall mean, for any day, a rate per annum that is equal to the corporate base rate of interest established by the Administrative Agent from time to time for purposes of calculating its “prime rate”; each change in the Base Rate shall be effective on the date such change is effective. The corporate base rate is not necessarily the lowest rate charged by the Administrative Agent to its customers.
          “Board” shall mean the Board of Governors of the Federal Reserve System of the United States.
          “Board of Directors” shall mean, with respect to any person, (i) in the case of any corporation, the board of directors of such person, (ii) in the case of any limited liability company, the board of managers of such person, (iii) in the case of any partnership, the Board of Directors of the general partner of such person and (iv) in any other case, the functional equivalent of the foregoing.
          “Borrower” shall have the meaning assigned to such term in the preamble hereto.
          “Borrowing” shall mean Loans of the same Class and Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

          “Borrowing Request” shall mean a request by Borrower in accordance with the terms of Section 2.03 and substantially in the form of Exhibit C, or such other form as shall be approved by the Administrative Agent.
          “Business Day” shall mean any day other than a Saturday, Sunday or other day on which banks in New York City are authorized or required by law to close; provided, however, that when used in connection with a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.
          “Capital Assets” shall mean, with respect to any person, all equipment, fixed assets and Real Property or improvements of such person, or replacements or substitutions therefor or additions thereto, that, in accordance with GAAP, have been or should be reflected as additions to property, plant or equipment on the balance sheet of such person.
          “Capital Expenditures” shall mean, for any period, without duplication, all expenditures made directly or indirectly by Borrower and its Subsidiaries during such period for Capital Assets plus, to the extent not included in the definition of Capital Assets, capitalized development cost as accounted for on a balance sheet of Borrower (whether paid in cash or other consideration, financed by the incurrence of Indebtedness or accrued as a liability), but excluding (i) expenditures made in connection with the replacement, substitution or restoration of property pursuant to Section 2.10(f) and (ii) any portion of such increase attributable solely to acquisitions of Capital Assets in Permitted Acquisitions.
          “Capital Lease Obligations” of any person shall mean the obligations of such person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.
          “Cash Equivalents” shall mean, as to any person, (a) securities issued, or directly, unconditionally and fully guaranteed or insured, by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition by such person; (b) time deposits and certificates of deposit of any Lender or any commercial bank having, or which is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any state thereof or the District of Columbia having, capital and surplus aggregating in excess of $500.0 million and a rating of “A” (or such other similar equivalent rating) or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act) with maturities of not more than one year from the date of acquisition by such person; (c) repurchase obligations with a term of not more than 90 days for underlying securities of the types described in clause (a) above entered into with any bank meeting the qualifications specified in clause (b) above; (d) commercial paper issued by any person formed in the United States rated at least A-1 or the equivalent thereof by Standard & Poor’s Rating Service or at least P-1 or the equivalent thereof by Moody’s Investors Service Inc., and in each case maturing not more than one year after the date of acquisition by such person; (e) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (a) through (d) above; and (f) demand deposit accounts maintained in the ordinary course of business.
          “Cash Interest Expense” shall mean, for any period, Consolidated Interest Expense for such period, less the sum of (a) interest on any debt paid by the increase in the principal amount of such debt including by issuance of additional debt of such kind, (b) items described in clause (c) or, other than to the extent paid in cash, clause (g) of the definition of “Consolidated Interest Expense” and (c) gross interest income of Borrower and its Subsidiaries for such period.
          “Casualty Event” shall mean any involuntary loss of title, any involuntary loss of, damage to or any destruction of, or any condemnation or other taking (including by any Governmental Authority) of, any property of Holdings or any of its Subsidiaries. “Casualty Event” shall include but not be limited to any taking of all or any part of any Real Property of any person or any part thereof, in or by condemnation or other eminent domain proceedings pursuant to any Requirement of Law, or by reason of the temporary requisition of the use or occupancy of all or any part of any Real Property of any person or any part thereof by any Governmental Authority, civil or military, or any settlement in lieu thereof.
          “CERCLA” shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. § 9601 et seq. and all implementing regulations.
          A “Change in Control” shall be deemed to have occurred if:
     (a) Holdings at any time ceases to own 100% of the Equity Interests of Borrower;
     (b) at any time a change of control occurs under any documentation evidencing Material Indebtedness;
     (c) prior to an IPO, (i) the Permitted Holders cease to own Equity Interests representing a majority of the total economic interests of the Equity Interests of Holdings or (ii) the Permitted Holders cease to have control of a majority of the management power over Holdings;
     (d) upon and following an IPO, (i) the Permitted Holders (collectively) shall fail to own, or to have the power to vote or direct the voting of Holdings representing more than 35% of the voting power of Holdings, (ii) the Permitted Holders cease to own Equity Interests representing more than 35% of the total economic interests of the Equity Interests of Holdings or (iii) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more Permitted Holders, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that for purposes of this clause such person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of the voting power of Holdings representing either (w) a greater percentage of the voting power of Holdings than that beneficially owned or controlled by the Permitted Holders, (x) a greater percentage of the total economic interests of the Equity Interests of Holdings than that beneficially owned by the Permitted Holders, (y) 50% or more of the voting power of Holdings or (z) 50% or more of the total economic interests of the Equity Interests of Holdings; or
     (e) upon and following an IPO, during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of Holdings (together with any new directors whose election to such Board of Directors or whose nomination for election was approved by a vote of a majority of the members of the Board of Directors of Holdings, which members comprising such majority are then still in office and were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of Holdings.
          For purposes of this definition, a person shall not be deemed to have beneficial ownership of Equity Interests subject to a stock purchase agreement, merger agreement or similar agreement until the consummation of the transactions contemplated by such agreement.
          “Change in Law” shall mean the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking into effect of any law, treaty, order, policy, rule or regulation, (b) any change in any law, treaty, order, policy, rule or regulation or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority.
          “Charges” shall have the meaning assigned to such term in Section 10.14.
          “Class,” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Tranche B Loans, or Incremental Term Loans that are not Tranche B Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment, or Tranche B Commitment in each case, under this Agreement as originally in effect or pursuant to Section 2.19, of which such Loan, Borrowing or Commitment shall be a part.
          “Closing Date” shall mean the date of the initial Credit Extension hereunder.
          “Code” shall mean the Internal Revenue Code of 1986.
          “Collateral” shall mean, collectively, all of the Security Agreement Collateral, the Mortgaged Property and all other property of whatever kind and nature subject or purported to be subject from time to time to a Lien under any Security Document.
          “Collateral Agent” shall have the meaning assigned to such term in the preamble hereto.
          “Commitment” shall mean, with respect to any Lender, such Lender’s Revolving Commitment or Tranche B Commitment and any Commitment to make Tranche B Loans or Revolving Loans of a new Class extended by such Lender as provided in Section 2.19.
          “Commitment Fee” shall have the meaning assigned to such term in Section 2.05(a).
          “Companies” shall mean Holdings and its Subsidiaries; and “Company” shall mean any one of them.
          “Compliance Certificate” shall mean a certificate of a Financial Officer substantially in the form of Exhibit D.
          “Confidential Information Memorandum” shall mean that certain confidential information memorandum dated as of March, 2007.
          “Consolidated Amortization Expense” shall mean, for any period, the amortization expense of Holdings and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

          “Consolidated Current Assets” shall mean, as at any date of determination, the total assets of Holdings and its Subsidiaries which may properly be classified as current assets on a consolidated balance sheet of Holdings and its Subsidiaries in accordance with GAAP.
          “Consolidated Current Liabilities” shall mean, as at any date of determination, the total liabilities of Holdings and its Subsidiaries which may properly be classified as current liabilities (other than (a) the current portion of any long term debt or Capital Lease Obligations and (b) short term debt and (c) amounts payable under The Sopris Performance Share Plan 2004, effective as of February 1, 2004) on a consolidated balance sheet of Holdings and its Subsidiaries in accordance with GAAP.
          “Consolidated Depreciation Expense” shall mean, for any period, the depreciation expense of Holdings and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.
          “Consolidated EBITDA” shall mean, for any period, Consolidated Net Income for such period, adjusted by (x) adding thereto, (i) for purposes of determining compliance with Section 6.10 only, the Cure Amount, if any, received by Holdings and contributed to Borrower in cash for such period and permitted to be included in Consolidated EBITDA pursuant to Section 8.04 and (ii) in each case only to the extent (and in the same proportion) deducted in determining such Consolidated Net Income and without duplication (and with respect to the portion of Consolidated Net Income attributable to any Subsidiary of Borrower only if a corresponding amount would be permitted at the date of determination to be distributed to Borrower by such Subsidiary without prior approval (that has not been obtained), pursuant to the terms of its Organizational Documents and all agreements, instruments and Requirements of Law applicable to such Subsidiary or its equityholders):
     (a) Consolidated Interest Expense for such period,
     (b) Consolidated Amortization Expense for such period,
     (c) Consolidated Depreciation Expense for such period,
     (d) Consolidated Tax Expense for such period,
     (e) nonrecurring employee severance costs incurred for such period beginning on January 1, 2007,
     (f) Permitted Management Fees and Expenses for such period,
     (g) costs and expenses incurred in connection with the Transactions for such period,
     (h) amortization of inventory write-ups under APB 16 for such period,
     (i) any impairment of goodwill and other intangible assets occurring during such period,
     (j) any amounts paid with respect to the termination of the Stock Option Plan during such period,
     (k) any equity based compensation paid to officers, directors, managers, members or employees of Holdings or any of its Subsidiaries during such period, and

     (l) the aggregate amount of all other non-cash charges reducing Consolidated Net Income (excluding any non-cash charge that results in an accrual of a reserve for cash charges in any future period) for such period, and
(y) subtracting therefrom the aggregate amount of all non-cash items increasing Consolidated Net Income (other than the accrual of revenue or recording of receivables in the ordinary course of business), provided that, notwithstanding anything to the contrary contained herein (including the definition of “Test Period”), Consolidated EBITDA shall be deemed to be (i) $10,846,013 for the fiscal quarter ended June 30, 2006, (ii) $16,329,223 for the fiscal quarter ended September 30, 2006, and (iii) $1,323,633 for the fiscal quarter ended December 31, 2006.
          Other than for purposes of calculating Excess Cash Flow, Consolidated EBITDA shall be calculated on a Pro Forma Basis to give effect to the Acquisition, any Permitted Acquisition and Asset Sales (other than any dispositions in the ordinary course of business) consummated at any time on or after the first day of the Test Period and prior to the date of determination as if the Acquisition and each such Permitted Acquisition had been effected on the first day of such period and as if each such Asset Sale had been consummated on the day prior to the first day of such period. Notwithstanding anything herein to the contrary, the Administrative Agent shall have the sole right and authority to approve the pro forma adjustments made to Consolidated EBITDA in connection with any Permitted Acquisition or Asset Sale.
          “Consolidated Indebtedness” shall mean, as at any date of determination, the aggregate amount of all Indebtedness and all LC Exposure of Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.
          “Consolidated Interest Expense” shall mean, for any period, the total consolidated interest expense of Borrower and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP plus, without duplication:
     (a) imputed interest on Capital Lease Obligations and Attributable Indebtedness of Borrower and its Subsidiaries for such period;
     (b) commissions, discounts and other fees and charges owed by Borrower or any of its Subsidiaries with respect to letters of credit securing financial obligations, bankers’ acceptance financing and receivables financings for such period;
     (c) amortization of debt issuance costs, debt discount or premium and other financing fees and expenses incurred by Borrower or any of its Subsidiaries for such period;
     (d) cash contributions to any employee stock ownership plan or similar trust made by Borrower or any of its Subsidiaries to the extent such contributions are used by such plan or trust to pay interest or fees to any person (other than Borrower or a Wholly Owned Subsidiary) in connection with Indebtedness incurred by such plan or trust for such period;
     (e) all interest paid or payable with respect to discontinued operations of Borrower or any of its Subsidiaries for such period;
     (f) the interest portion of any deferred payment obligations of Borrower or any of its Subsidiaries for such period; and

     (g) all interest on any Indebtedness of Borrower or any of its Subsidiaries of the type described in clause (f) or (k) of the definition of “Indebtedness” for such period;
provided that (a) to the extent directly related to the Transactions, debt issuance costs, debt discount or premium and other financing fees and expenses shall be excluded from the calculation of Consolidated Interest Expense and (b) Consolidated Interest Expense shall be calculated after giving effect to Hedging Agreements related to interest rates (including associated costs), but excluding unrealized gains and losses with respect to Hedging Agreements related to interest rates.
          Consolidated Interest Expense shall be calculated on a Pro Forma Basis to give effect to any Indebtedness incurred, assumed or permanently repaid or extinguished at any time on or after the first day of the Test Period and prior to the date of determination in connection with the Acquisition, any Permitted Acquisitions and Asset Sales (other than any dispositions in the ordinary course of business) as if such incurrence, assumption, repayment or extinguishing had been effected on the first day of such period.
          “Consolidated Net Income” shall mean, for any period, the consolidated net income (or loss) of Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from such net income (to the extent otherwise included therein), without duplication:
     (a) the net income (or loss) of any person (other than a Subsidiary of Borrower) in which any person other than Borrower and its Subsidiaries has an ownership interest, except to the extent that cash in an amount equal to any such income has actually been received by Borrower or (subject to clause (b) below) any of its Subsidiaries during such period;
     (b) the net income of any Subsidiary of Borrower during such period to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of that income is not permitted by operation of the terms of its Organizational Documents or any agreement, instrument or Requirement of Law applicable to that Subsidiary during such period, except that Borrower’s equity in net loss of any such Subsidiary for such period shall be included in determining Consolidated Net Income;
     (c) any gain (or loss), together with any related provisions for taxes on any such gain (or the tax effect of any such loss), realized during such period by Borrower or any of its Subsidiaries upon any Asset Sale (other than any dispositions in the ordinary course of business) by Borrower or any of its Subsidiaries;
     (d) gains and losses due solely to fluctuations in currency values and the related tax effects determined in accordance with GAAP for such period;
     (e) earnings and losses resulting from any reappraisal, revaluation or write-up or write-down of assets;
     (f) unrealized gains and losses with respect to Hedging Obligations for such period; and
     (g) any extraordinary or nonrecurring gain (or extraordinary or nonrecurring loss), together with any related provision for taxes on any such gain (or the tax effect of any such loss), recorded or recognized by Borrower or any of its Subsidiaries during such period.

          For purposes of this definition of “Consolidated Net Income,” (1) “nonrecurring” means any gain or loss as of any date that is not reasonably likely to recur within the two years following such date; provided that if there was a gain or loss similar to such gain or loss within the two years preceding such date, such gain or loss shall not be deemed nonrecurring and (2) Consolidated Net Income shall be reduced (to the extent not already reduced thereby) by the amount of any payments to or on behalf of Holdings made pursuant to Sections 6.08(c) and (d).
          “Consolidated Tax Expense” shall mean, for any period, the tax expense of Borrower and its Subsidiaries, for such period, determined on a consolidated basis in accordance with GAAP.
          “Contested Collateral Lien Conditions” shall mean, with respect to any Permitted Lien of the type described in clauses (a), (b), (e) and (f) of Section 6.02, the following conditions:
     (a) Borrower shall cause any proceeding instituted contesting such Lien to stay the sale or forfeiture of any portion of the Collateral on account of such Lien;
     (b) at the option and at the request of the Administrative Agent, to the extent such Lien is in an amount in excess of $500,000, the appropriate Loan Party shall maintain cash reserves in an amount sufficient to pay and discharge such Lien and the Administrative Agent’s reasonable estimate of all interest and penalties related thereto; and
     (c) such Lien shall in all respects be subject and subordinate in priority to the Lien and security interest created and evidenced by the Security Documents, except if and to the extent that the Requirement of Law creating, permitting or authorizing such Lien provides that such Lien is or must be superior to the Lien and security interest created and evidenced by the Security Documents.
          “Contingent Obligation” shall mean, as to any person, any obligation, agreement, understanding or arrangement of such person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations (“primary obligations”) of any other person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of such person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor; (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor; (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation; (d) with respect to bankers’ acceptances, letters of credit and similar credit arrangements, until a reimbursement obligation arises (which reimbursement obligation shall constitute Indebtedness); or (e) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term “Contingent Obligation” shall not include endorsements of instruments for deposit or collection in the ordinary course of business or any product warranties. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such person may be liable, whether singly or jointly, pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such person is required to perform thereunder) as determined by such person in good faith.

          “Contract,” with respect to any person, shall mean any agreement, contract, note, bond, mortgage, indenture, guarantee, lease, sublease, license, sublicense or other instrument or obligation (whether written or oral) to which such person is a party or by which it or any portion of its properties or assets may be bound.
          “Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and the terms “Controlling” and “Controlled” shall have meanings correlative thereto.
          “Control Agreement” shall have the meaning assigned to such term in the Security Agreement.
          “Controlled Investment Affiliate” shall mean, as to any person, any other person which directly or indirectly is in Control of, is Controlled by, or is under common Control with, such person and is organized by such person (or any person Controlling such person) primarily for making equity or debt investments in, or management or advisory services for, Holdings, Borrower or any other portfolio companies.
          “Credit Extension” shall mean, as the context may require, (i) the making of a Loan by a Lender or (ii) the issuance of any Letter of Credit, or the amendment, extension or renewal of any existing Letter of Credit, by the Issuing Bank.
          “Cure Amount” shall have the meaning assigned to such term in Section 8.04.
          “Cure Right” shall have the meaning assigned to such term in Section 8.04.
          “Debt Issuance” shall mean the incurrence by Holdings or any of its Subsidiaries of any Indebtedness after the Closing Date (other than as permitted by Section 6.01).
          “Debt Service” shall mean, for any period, Cash Interest Expense for such period plus scheduled principal amortization of all Indebtedness for such period.
          “Default” shall mean any event, occurrence or condition which is, or upon notice, lapse of time or both would constitute, an Event of Default.
          “Default Rate” shall have the meaning assigned to such term in Section 2.06(c).
          “Disqualified Capital Stock” shall mean any (A) MIP Units and (B) Equity Interest which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to six (6) months following the Final Maturity Date, (b) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) debt securities or (ii) any Equity Interests referred to in (a) above, in each case at any time on or prior to six (6) months following the Final Maturity Date, or (c) contains any repurchase obligation which may come into effect prior to payment in full of all Obligations.

          “Dividend” with respect to any person shall mean that such person has declared or paid a dividend or returned any equity capital to the holders of its Equity Interests or authorized or made any other distribution, payment or delivery of property (other than Qualified Capital Stock of such person) or cash to the holders of its Equity Interests as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for consideration any of its Equity Interests outstanding (or any options or warrants issued by such person with respect to its Equity Interests), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for consideration any of the Equity Interests of such person outstanding (or any options or warrants issued by such person with respect to its Equity Interests). Without limiting the foregoing, “Dividends” with respect to any person shall also include all payments made or required to be made by such person with respect to any stock appreciation rights, plans, equity incentive or achievement plans or any similar plans or setting aside of any funds for the foregoing purposes.
          “Documentation Agent” shall have the meaning assigned to such term in the preamble hereto.
          “dollars” or “$” shall mean lawful money of the United States.
          “Domestic Subsidiary” shall mean any Subsidiary that is organized or existing under the laws of the United States, any state thereof or the District of Columbia.
          “Eligible Assignee” shall mean (a) if the assignment does not include assignment of a Revolving Commitment, (i) any Lender, (ii) an Affiliate of any Lender, (iii) an Approved Fund and (iv) any other person approved by the Administrative Agent (such approval not to be unreasonably withheld or delayed) and (b) if the assignment includes assignment of a Revolving Commitment, (i) any Revolving Lender and (ii) any other person approved by the Administrative Agent, the Issuing Bank and Borrower (each such approval not to be unreasonably withheld or delayed); provided that (x) no approval of Borrower shall be required during the continuance of a Default or prior to the completion of the primary syndication of the Commitments and Loans (as determined by the Administrative Agent) and (y) “Eligible Assignee” shall not include Borrower or any of its Affiliates or Subsidiaries or any natural person.
          “Embargoed Person” shall have the meaning assigned to such term in Section 6.20.
          “Environment” shall mean ambient air, indoor air, surface water and groundwater (including potable water, navigable water and wetlands), the land surface or subsurface strata, natural resources, the workplace or as otherwise defined in any Environmental Law.
          “Environmental Claim” shall mean any claim, notice, demand, order, action, suit, proceeding or other communication alleging liability for or obligation with respect to any investigation, remediation, removal, cleanup, response, corrective action, damages to natural resources, personal injury, property damage, fines, penalties or other costs resulting from, related to or arising out of (i) the presence, Release or threatened Release in or into the Environment of Hazardous Material at any location or (ii) any violation or alleged violation of any Environmental Law, and shall include any claim seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from, related to or arising out of the presence, Release or threatened Release of Hazardous Material or alleged injury or threat of injury to health, safety or the Environment.

          “Environmental Law” shall mean any and all present and future treaties, laws, statutes, ordinances, regulations, rules, decrees, orders, judgments, consent orders, consent decrees, code or other binding requirements, and the common law, but only to the extent any of the foregoing is legally binding upon Borrower and its Subsidiaries, relating to protection of public health or the Environment, the Release or threatened Release of Hazardous Material, natural resources or natural resource damages, or occupational safety or health, and any and all Environmental Permits.
          “Environmental Permit” shall mean any permit, license, approval, registration, notification, exemption, consent or other authorization required by or from a Governmental Authority under Environmental Law.
          “Equipment” shall have the meaning assigned to such term in the Security Agreement.
          “Equity Financing” shall mean the cash equity investment in Holdings by the Equity Investors as the same is further invested in cash equity in Borrower on or prior to the Closing Date, in an amount not less than $135.0 million on terms and conditions satisfactory to the Administrative Agent (which amount shall include the amount of the purchase price for capital stock of Target which any Seller received in Equity Interests of Holdings in lieu of cash in connection with the Acquisition in an amount not to exceed $10.0 million).
          “Equity Interest” shall mean, with respect to any person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or nonvoting), of equity of such person, including, if such person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a person the right to receive a share of the profits and losses of, or distributions of property of, such partnership, whether outstanding on the date hereof or issued after the Closing Date, but excluding debt securities convertible or exchangeable into such equity.
          “Equity Investors” shall mean Sponsor, its Controlled Investment Affiliates (other than Holdings and its Subsidiaries), officers of Holdings and its Subsidiaries and one or more investors satisfactory to the Sponsor.
          “Equity Issuance” shall mean, without duplication, (i) any issuance or sale by Holdings after the Closing Date of any Equity Interests in Holdings (including any Equity Interests issued upon exercise of any warrant or option) or any warrants or options to purchase Equity Interests or (ii) any contribution to the capital of Holdings; provided, however, that an Equity Issuance shall not include (x) any such sale or issuance by Holdings of its Equity Interests (including its Equity Interests issued upon exercise of any warrant or option or warrants or options to purchase its Equity Interests but excluding Disqualified Capital Stock), in each case, to officers or employees of any Company pursuant to (A) an employee stock plan and (B) any other issuance or sale approved by the Board of Directors of Holdings in an amount not to exceed $1.0 million, (y) any Permitted Cure Securities and (z) any such issuance or sale to the Equity Investors (including, without limitation, any Excluded Issuance).
          “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.
          “ERISA Affiliate” shall mean, with respect to any person, any trade or business (whether or not incorporated) that, together with such person, is treated as a single employer under Section 414 of the Code.

          “ERISA Event” shall mean (a) any “reportable event,” as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30-day notice period is waived by regulation); (b) the existence with respect to any Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the failure to make by its due date a required installment under Section 412(m) of the Code with respect to any Plan or the failure to make any required contribution to a Multiemployer Plan; (d) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (e) the incurrence by any Company or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (f) the receipt by any Company or any of its ERISA Affiliates from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan, or the occurrence of any event or condition which could reasonably be expected to constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (g) the incurrence by any Company or any of its ERISA Affiliates of any liability with respect to the withdrawal from any Plan or Multiemployer Plan; (h) the receipt by any Company or its ERISA Affiliates of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; (i) the “substantial cessation of operations” within the meaning of Section 4062(e) of ERISA with respect to a Plan; (j) the making of any amendment to any Plan which could result in the imposition of a lien or the posting of a bond or other security; and (k) the occurrence of a nonexempt prohibited transaction (within the meaning of Section 4975 of the Code or Section 406 of ERISA) which could reasonably be expected to result in liability to any Company.
          “Eurodollar Borrowing” shall mean a Borrowing comprised of Eurodollar Loans.
          “Eurodollar Loan” shall mean any Eurodollar Revolving Loan or Eurodollar Term Loan.
          “Eurodollar Revolving Borrowing” shall mean a Borrowing comprised of Eurodollar Revolving Loans.
          “Eurodollar Revolving Loan” shall mean any Revolving Loan bearing interest at a rate determined by reference to the Adjusted LIBOR Rate in accordance with the provisions of Article II.
          “Eurodollar Term Borrowing” shall mean a Borrowing comprised of Eurodollar Term Loans.
          “Eurodollar Term Loan” shall mean any Tranche B Loan bearing interest at a rate determined by reference to the Adjusted LIBOR Rate in accordance with the provisions of Article II.
          “Event of Default” shall have the meaning assigned to such term in Section 8.01.
          “Excess Amount” shall have the meaning assigned to such term in Section 2.10(i).
          “Excess Cash Flow” shall mean, for any Excess Cash Flow Period, Consolidated EBITDA for such Excess Cash Flow Period, minus, without duplication:
     (a) Debt Service for such Excess Cash Flow Period;

     (b) any prepayments of Tranche B Loans, and any prepayments of Revolving Loans to the extent accompanied by corresponding permanent reductions in the Revolving Commitments, during such Excess Cash Flow Period, in each case other than (i) any voluntary prepayments and (ii) amounts already reflected in Debt Service;
     (c) Capital Expenditures during such Excess Cash Flow Period (excluding Capital Expenditures made in such Excess Cash Flow Period where a certificate in the form contemplated by the following clause (d) was previously delivered) that are paid in cash; provided, however, that Capital Expenditures, to the extent financed with Excluded Issuances, shall not reduce Excess Cash Flow;
     (d) Capital Expenditures that Borrower or any of its Subsidiaries shall, during such Excess Cash Flow Period, become obligated to make but that are not made during such Excess Cash Flow Period; provided that Borrower shall deliver a certificate to the Administrative Agent not later than 90 days after the end of such Excess Cash Flow Period, signed by a Responsible Officer of Borrower and certifying that such Capital Expenditures will be made in the immediately following Excess Cash Flow Period; provided, however, that Capital Expenditures, to the extent financed with Excluded Issuances, shall not reduce Excess Cash Flow;
     (e) the aggregate amount of expenditures made in cash during such period pursuant to Sections 6.04(e) and (i) and 6.07(e) (including contingent or deferred payments paid in cash during such Excess Cash Flow Period); provided, however, that Capital Expenditures and Permitted Acquisitions, to the extent financed with Excluded Issuances, shall not reduce Excess Cash Flow;
     (f) taxes of Holdings and its Subsidiaries that were paid in cash during such Excess Cash Flow Period or will be paid within six months after the end of such Excess Cash Flow Period and for which reserves have been established;
     (g) Permitted Tax Distributions that are paid during the respective Excess Cash Flow Period or will be paid within six months after the close of such Excess Cash Flow Period;
     (h) the absolute value of the difference, if negative, of the amount of Net Working Capital at the end of the prior Excess Cash Flow Period (or the beginning of the Excess Cash Flow Period in the case of the first Excess Cash Flow Period) over the amount of Net Working Capital at the end of such Excess Cash Flow Period;
     (i) Permitted Management and Fees and Expenses paid in cash during such Excess Cash Flow Period;
     (j) losses excluded from the calculation of Consolidated Net Income by operation of clause (c) or (h) of the definition thereof that are paid in cash during such Excess Cash Flow Period;
     (k) to the extent added to determine Consolidated EBITDA, all items that did not result from a cash payment to Borrower or any of its Subsidiaries on a consolidated basis;
     (l) advances on royalties paid in cash during such Excess Cash Flow Period; and

     (m) development liabilities with respect to the Hillsborough County Schools and deferred compensation in an amount not to exceed $225,000 and $100,000, respectively, on an annual basis and $1,050,000 and $500,000, respectively, in the aggregate; in each case, to the extent paid in cash during such Excess Cash Flow Period;
provided that any amount deducted pursuant of any of the foregoing clauses that will be paid after the close of such Excess Cash Flow Period shall not be deducted again in a subsequent Excess Cash Flow Period; plus, without duplication:
     (i) the difference, if positive, of the amount of Net Working Capital at the end of the prior Excess Cash Flow Period (or the beginning of the Excess Cash Flow Period in the case of the first Excess Cash Flow Period) over the amount of Net Working Capital at the end of such Excess Cash Flow Period;
     (ii) all proceeds received during such Excess Cash Flow Period of any Indebtedness to the extent used to finance any Capital Expenditure (other than Indebtedness under this Agreement to the extent there is no corresponding deduction to Excess Cash Flow above in respect of the use of such borrowings);
     (iii) to the extent any permitted Capital Expenditures referred to in clause (d) above do not occur in the Excess Cash Flow Period specified in the certificate of Borrower provided pursuant to clause (d) above, such amounts of Capital Expenditures that were not so made in the Excess Cash Flow Period specified in such certificates;
     (iv) any income or gain received in cash (other than from a Subsidiary) during such period, which investments were made pursuant to Section 6.04(e) or (i) (other than investments made from Excluded Issuances);
     (v) income or gain excluded from the calculation of Consolidated Net Income by operation of clause (c) or (h) of the definition thereof that is realized in cash during such Excess Cash Flow Period (except to the extent such gain is subject to Section 2.10(c), (d), (e), (f) or (g)); and
     (vi) to the extent subtracted in determining Consolidated EBITDA, all items that did not result from a cash payment by Borrower or any of its Subsidiaries on a consolidated basis during such Excess Cash Flow Period.
          “Excess Cash Flow Period” shall mean (i) the period taken as one accounting period from January 1, 2008 and ending on December 31, 2008 and (ii) each fiscal year of Borrower thereafter.
          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
          “Excluded Issuance” shall mean an issuance and sale of Qualified Capital Stock of Holdings to the Equity Investors, to the extent such Qualified Capital Stock is used, or the Net Cash Proceeds thereof shall be, within 90 days of the consummation of such issuance and sale, used, without duplication, to finance Capital Expenditures or one or more Permitted Acquisitions.
          “Excluded Taxes” shall mean, with respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of Borrower hereunder, (a) taxes imposed on or measured by its overall net income, profits or gains

(however denominated), franchise taxes imposed on it (in lieu of net income taxes) and branch profits taxes imposed on it, by a jurisdiction (or any political subdivision thereof) as a result of the recipient being organized, is deemed to be doing business in (other than business deemed to arise by virtue of entering into this Agreement, any other Loan Document or any of the transactions contemplated under such documents) in or having its principal office or, in the case of any Lender, its applicable lending office in or a present or former connection with (except for present or former connections arising by virtue of entering into this Agreement, any Loan Document or any of the transactions contemplated under such documents) such jurisdiction and (b) in the case of a Foreign Lender, any U.S. federal withholding tax that (i) is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new lending office), except (x) to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from Borrower with respect to such withholding tax pursuant to Section 2.15(a) or (y) if such Foreign Lender is an assignee pursuant to a request by Borrower under Section 2.16; provided that this subclause (b)(i) shall not apply to any Tax imposed on a Lender in connection with an interest or participation in any Loan or other obligation that such Lender was required to acquire pursuant to Section 2.14(d), or (ii) is attributable to such Foreign Lender’s failure to comply with Section 2.15(e).
          “Extraordinary Event” shall mean any purchase price adjustment, indemnity payment or pension plan revision. For the avoidance of doubt, “Extraordinary Event” shall not include a Casualty Event.
          “Executive Order” shall have the meaning assigned to such term in Section 3.22.
          “Existing Lien” shall have the meaning assigned to such term in Section 6.02(c).
          “Federal Funds Effective Rate” shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System of the United States arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day for such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.
          “Fees” shall mean the Commitment Fees, the Administrative Agent Fees, the LC Participation Fees and the Fronting Fees.
          “Final Maturity Date” shall mean the latest of the Revolving Maturity Date, the Tranche B Maturity Date, and any Incremental Term Loan Maturity Date applicable to existing Incremental Term Loans, as of any date of determination.
          “Financial Officer” of any person shall mean the chief financial officer of such person.
          “FIRREA” shall mean the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.
          “First Lien Leverage Ratio” shall mean the ratio of (a)(i) for the first four full fiscal quarters after the Closing Date, Consolidated Indebtedness, less the aggregate amount of Senior Unsecured Notes and any other unsecured Indebtedness permitted under this Agreement of Borrower and its Subsidiaries on such date, less Letters of Credit outstanding not to exceed $5.0 million in the aggregate and less the aggregate amount of non-restricted cash and Cash Equivalents that would appear on the consolidated balance sheet of Holdings in conformity with GAAP, and (ii) at any other date of determination, Consolidated Indebtedness, plus the average Revolving Exposure for such Test Period, less the Revolving Exposure at such date of determination, less the aggregate amount of Senior Unsecured Notes and any other unsecured Indebtedness permitted under this Agreement of Borrower and its Subsidiaries on such date, less Letters of Credit outstanding not to exceed $5.0 million, less the average amount for such Test Period of non restricted cash and Cash Equivalents that would appear on the consolidated balance sheet of Borrower in conformity with GAAP for such Test Period on such date, to (b) Consolidated EBITDA for the Test Period then most recently ended.
          “Foreign Lender” shall mean any Lender that is not, for United States federal income tax purposes, (i) an individual who is a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership created or organized in or under the laws of the United States, or any political subdivision thereof, (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of such trust or a trust that has made a valid election to be treated as a U.S. person.
          “Foreign Subsidiary” shall mean a Subsidiary that is organized under the laws of a jurisdiction other than the United States or any state thereof or the District of Columbia.
          “Fronting Fee” shall have the meaning assigned to such term in Section 2.05(c).
          “Fund” shall mean any person that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.
          “GAAP” shall mean generally accepted accounting principles in the United States applied on a consistent basis.
          “Governmental Authority” shall mean the government of the United States or any other nation, or of any political subdivision thereof, whether state, provincial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
          “Governmental Real Property Disclosure Requirements” shall mean any Requirement of Law of any Governmental Authority requiring notification of the buyer, lessee, mortgagee, assignee or other transferee of any Real Property, facility, establishment or business, or notification, registration or filing to or with any Governmental Authority, in connection with the sale, lease, mortgage, assignment or other transfer (including any transfer of control) of any Real Property, facility, establishment or business, of the actual or threatened presence or Release in or into the Environment, or the use, disposal or handling of Hazardous Material on, at, under or near the Real Property, facility, establishment or business to be sold, leased, mortgaged, assigned or transferred.
          “Guaranteed Obligations” shall have the meaning assigned to such term in Section 7.01.

          “Guarantees” shall mean the guarantees issued pursuant to Article VII by Holdings and the Subsidiary Guarantors.
          “Guarantors” shall mean Holdings and the Subsidiary Guarantors.
          “Hazardous Materials” shall mean the following: hazardous substances; hazardous wastes; polychlorinated biphenyls (“PCBs”) or any substance or compound containing PCBs; asbestos or any asbestos-containing materials in any form or condition; radon or any other radioactive materials including any source, special nuclear or by-product material; petroleum, crude oil or any fraction thereof; and any other pollutant or contaminant or chemicals, wastes, materials, compounds, constituents or substances, subject to regulation or which can give rise to liability under any Environmental Laws.
          “Hedging Agreement” shall mean any swap, cap, collar, forward purchase or similar agreements or arrangements dealing with interest rates, currency exchange rates or commodity prices, either generally or under specific contingencies.
          “Hedging Obligations” shall mean obligations under or with respect to Hedging Agreements.
          “Holdings” shall have the meaning assigned to such term in the preamble hereto and shall include any successors and assigns in accordance with Section 6.21. Holdings shall not include any entity that has been released from its obligations under this Agreement in accordance with Section 6.21.
          “Increase Effective Date” shall have the meaning assigned to such term in Section 2.19(a).
          “Incremental Term Loan” shall have the meaning assigned to such term in Section 2.19(a).
          “Incremental Term Loan Commitment” shall have the meaning assigned to such term in Section 2.19(a).
          “Incremental Term Loan Maturity Date” shall have the meaning assigned to such term in Section 2.19(a).
          “Increase Joinder” shall have the meaning assigned to such term in Section 2.19(c).
          “Indebtedness” of any person shall mean, without duplication, (a) all obligations of such person for borrowed money or advances; (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments; (c) all obligations of such person upon which interest charges are customarily paid or accrued; (d) all obligations of such person under conditional sale or other title retention agreements relating to property purchased by such person; (e) all obligations of such person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business on normal trade terms and not overdue by more than 120 days); (f) all Indebtedness of others secured by any Lien on property owned or acquired by such person, whether or not the obligations secured thereby have been assumed, but limited to the fair market value of such property; (g) all Capital Lease Obligations, Purchase Money Obligations and synthetic lease obligations of such person; (h) for purposes of 6.01 and 8.01(f), all Hedging Obligations to the extent required to be reflected on a balance sheet of such person; (i) all Attributable Indebtedness of such person; (j) all obligations of such person for the reimbursement of any obligor in respect of letters of credit, letters of guaranty, bankers’ acceptances and similar credit transactions; and (k) all Contingent Obligations of such person in respect of Indebtedness or obligations of others of the kinds referred to in clauses (a) through (j) above. The Indebtedness of any person shall include the Indebtedness of any other entity (including any partnership in which such person is a general partner) to the extent such person is liable therefor as a result of such person’s ownership interest in or other relationship with such entity, except (other than in the case of general partner liability) to the extent that terms of such Indebtedness expressly provide that such person is not liable therefor. Notwithstanding the foregoing, Indebtedness shall not mean any operating lease rental expense to the extent that such rental expense is required to be recognized as a deferred liability on any Person’s balance sheet in accordance with Statement of Financial Accounting Standard No. 13.
          “Indemnified Taxes” shall mean all Taxes other than Excluded Taxes.
          “Indemnitee” shall have the meaning assigned to such term in Section 10.03(b).
          “Information” shall have the meaning assigned to such term in Section 10.12.
          “Insurance Policies” shall mean the insurance policies and coverages required to be maintained by each Loan Party which is an owner of Mortgaged Property with respect to the applicable Mortgaged Property pursuant to Section 5.04 and all renewals and extensions thereof.
          “Insurance Requirements” shall mean, collectively, all provisions of the Insurance Policies, all requirements of the issuer of any of the Insurance Policies and all orders, rules, regulations and any other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) binding upon each Loan Party which is an owner of Mortgaged Property and applicable to the Mortgaged Property or any use or condition thereof.
          “Intellectual Property” shall have the meaning assigned to such term in Section 3.06(a).
          “Intercompany Note” shall mean a promissory note substantially in the form of Exhibit P.
          “Interest Election Request” shall mean a request by Borrower to convert or continue a Revolving Borrowing or Term Borrowing in accordance with Section 2.08(b), substantially in the form of Exhibit E.
          “Interest Payment Date” shall mean (a) with respect to any ABR Loan, the last Business Day of each March, June, September and December to occur during any period in which such Loan is outstanding, (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Loan with an Interest Period of more than three months’ duration, the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period, (c) with respect to any Revolving Loan, the Revolving Maturity Date or such earlier date on which the Revolving Commitments are terminated in accordance with the terms and conditions of this Agreement and (d) with respect to any Tranche B Loan, the Tranche B Maturity Date, or an Incremental Term Loan Maturity Date, as the case may be.
          “Interest Period” shall mean, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as Borrower may elect; provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.
          “Investments” shall have the meaning assigned to such term in Section 6.04.
          “IPO” shall mean the first underwritten public offering by Holdings of its Equity Interests after the Closing Date pursuant to a registration statement filed with the Securities and Exchange Commission in accordance with the Securities Act.
          “Issuing Bank” shall mean, as the context may require, (a) Barclays Bank PLC, in its capacity as issuer of Letters of Credit issued by it; (b) any other Lender that may become an Issuing Bank pursuant to Sections 2.18(j) and (k) in its capacity as issuer of Letters of Credit issued by such Lender; or (c) collectively, all of the foregoing.
          “Joinder Agreement” shall mean a joinder agreement substantially in the form of Exhibit F.
          “Landlord Access Agreement” shall mean a Landlord Access Agreement, substantially in the form of Exhibit G, or such other form as may reasonably be acceptable to the Administrative Agent.
          “LC Commitment” shall mean the commitment of the Issuing Bank to issue Letters of Credit pursuant to Section 2.18. The amount of the LC Commitment shall initially be $5.0 million, but in no event exceed the Revolving Commitment.
          “LC Disbursement” shall mean a payment or disbursement made by the Issuing Bank pursuant to a drawing under a Letter of Credit.
          “LC Exposure” shall mean at any time the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate principal amount of all Reimbursement Obligations outstanding at such time. The LC Exposure of any Revolving Lender at any time shall mean its Pro Rata Percentage of the aggregate LC Exposure at such time.
          “LC Participation Fee” shall have the meaning assigned to such term in Section 2.05(c).
          “LC Request” shall mean a request by Borrower in accordance with the terms of Section 2.18(b) and substantially in the form of Exhibit H, or such other form as shall be approved by the Administrative Agent.
          “Leases” shall mean any and all leases, subleases, tenancies, options, concession agreements, rental agreements, occupancy agreements, franchise agreements, access agreements and any other agreements (including all amendments, extensions, replacements, renewals, modifications and/or guarantees thereof), whether or not of record and whether now in existence or hereafter entered into, affecting the use or occupancy of all or any portion of any Real Property.

          “Lender Addendum” shall mean with respect to any Lender on the Closing Date, a lender addendum in the form of Exhibit I, to be executed and delivered by such Lender on the Closing Date as provided in Section 10.15.
          “Lenders” shall mean (a) the financial institutions that have become a party hereto pursuant to a Lender Addendum and (b) any financial institution that has become a party hereto pursuant to an Assignment and Assumption, other than, in each case, any such financial institution that has ceased to be a party hereto pursuant to an Assignment and Assumption.
          “Letter of Credit” shall mean any Standby Letter of Credit issued or to be issued by an Issuing Bank for the account of Borrower pursuant to Section 2.18.
          “Letter of Credit Expiration Date” shall mean the date which is fifteen days prior to the Revolving Maturity Date.
          “LIBOR Rate” shall mean, with respect to any Eurodollar Borrowing for any Interest Period, the rate per annum equal to the arithmetic mean of the offered rates for deposits in dollars with a term comparable to such Interest Period that appears on the Telerate British Bankers Assoc. Interest Settlement Rates Page (as defined below) at approximately 11:00 a.m., London, England time, on the second full Business Day preceding the first day of such Interest Period; provided, however, that (i) if no comparable term for an Interest Period is available, the LIBOR Rate shall be determined using the weighted average of the offered rates for the two terms most nearly corresponding to such Interest Period and (ii) if there shall at any time no longer exist a Telerate British Bankers Assoc. Interest Settlement Rates Page, “LIBOR Rate” shall mean, with respect to each day during each Interest Period pertaining to Eurodollar Borrowings comprising part of the same Borrowing, the rate per annum equal to the rate at which the Administrative Agent is offered deposits in dollars at approximately 11:00 a.m., London, England time, two Business Days prior to the first day of such Interest Period in the London interbank market for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to its portion of the amount of such Eurodollar Borrowing to be outstanding during such Interest Period. “Telerate British Bankers Assoc. Interest Settlement Rates Page” shall mean the display designated as Page 3750 on the Telerate System Incorporated Service (or such other page as may replace such page on such service for the purpose of displaying the rates at which dollar deposits are offered by leading banks in the London interbank deposit market).
          “Lien” shall mean, with respect to any property, (a) any mortgage, deed of trust, lien, pledge, encumbrance, claim, charge, assignment, hypothecation, security interest or encumbrance of any kind or any arrangement to provide priority or preference or any filing of any financing statement under the UCC or any other similar notice of lien under any similar notice or recording statute of any Governmental Authority, including any easement, right-of-way or other encumbrance on title to Real Property, in each of the foregoing cases whether voluntary or imposed by law, and any agreement to give any of the foregoing; (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such property; and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.
          “Loan Documents” shall mean this Agreement, the Letters of Credit, the Notes (if any), and the Security Documents, and, solely for purposes of paragraph (e) of Section 8.01, the confidential Fee Letter, dated January 29, 2007, among Holdings, Credit Suisse Cayman Island Branch, Credit Suisse Securities (USA) LLC and Barclays Bank PLC.

          “Loan Parties” shall mean Holdings, Borrower and the Subsidiary Guarantors.
          “Loans” shall mean, as the context may require, a Revolving Loan, a Tranche B Loan or any Loans contemplated by Section 2.19).
          “Management Services Agreement” shall mean that certain Amended and Restated Limited Liability Company Agreement of Holdings, dated as of April ___, 2007, as amended, restated, supplemented or modified from time to time.
          “Margin Stock” shall have the meaning assigned to such term in Regulation U.
          “Material Adverse Effect” shall mean (a) a material adverse effect on the business, property, results of operations or condition, financial or otherwise, of Borrower and its Subsidiaries, taken as a whole; (b) material impairment of the ability of the Loan Parties to fully and timely perform any of their obligations under any Loan Document; (c) material impairment of the rights of or benefits or remedies available to the Lenders or the Collateral Agent under any Loan Document; or (d) a material adverse effect on the Collateral or the Liens in favor of the Collateral Agent (for its benefit and for the benefit of the other Secured Parties) on the Collateral or the priority of such Liens.
          “Material Contracts” shall mean the following Contracts to which the Holdings or any of its Subsidiaries is a party to as of the date hereof, which Contracts are listed on Schedule 3.09:
     (i) any Contract relating to or evidencing Indebtedness of the Holdings or any of its Subsidiaries, including mortgages, other grants of security interests, guarantees or notes;
     (ii) any Contract providing for the payment of royalties by the Holdings or any of its Subsidiaries;
     (iii) any Contract pursuant to which the Holdings or any of its Subsidiaries has provided funds to or made any loan, capital contribution or other investment in, or assumed any liability or obligation of, any person;
     (iv) any Contract with any Governmental Authority;
     (v) any Contract with an Affiliate of the Holdings or any of its Subsidiaries;
     (vi) any employment, consulting or management Contract that provides for annual compensation in excess of $100,000;
     (vii) any Contract that limits, or purports to limit, the ability of the Holdings or any of its Subsidiaries to compete in any line of business or with any person or in any geographic area or during any period of time, or that restricts the right of the Holdings or any of its Subsidiaries to sell to or purchase from any person or to hire any person, or that grants the other party or any third person “most favored nation” status or any type of special discount rights;
     (viii) any Contract with any labor union or providing for benefits under any Plan;
     (ix) any development agreements relating to the development of product content, design or layout of significant components of programs and files;

     (x) any agreements relating to the acquisition or disposition of businesses;
     (xi) any Contracts involving any joint venture, partnership, strategic alliance, shareholders’ agreement, co-marketing, co-promotion, co-packaging, joint development or similar arrangement;
     (xii) any Contracts (or series of related Contracts) relating to capital expenditures in excess of $250,000;
     (xiii) any material licenses by which the Holdings or any of its Subsidiaries has obtained rights under any Intellectual Property that is utilized in its business other than (A) licenses for standard, off-the-shelf software and (B) agreements in which the license is incidental to the agreement;
     (xiv) any Contracts (or series of related Contracts) requiring or that have resulted in payments in excess of $350,000 in the aggregate over the term of the Contract (or series of related Contracts, as the case may be) that cannot be canceled without penalty or further payment; and
     (xv) any Contract pursuant to which the Holdings or any of its Subsidiaries is the beneficiary of any non-competition provision that remains in effect on the date hereof.
          “Material Indebtedness” shall mean (a) Indebtedness under the Senior Unsecured Note Purchase Documents and (b) any other Indebtedness (other than the Loans and Letters of Credit) or Hedging Obligations of Holdings or any of its Subsidiaries in an aggregate outstanding principal amount exceeding $5.0 million. For purposes of determining Material Indebtedness, the “principal amount” in respect of any Hedging Obligations of any Loan Party at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Loan Party would be required to pay if the related Hedging Agreement were terminated at such time.
          “Maximum Rate” shall have the meaning assigned to such term in Section 10.14.
          “Merger” shall have the meaning assigned to such term in the second recital hereto.
          “Merger Certificate” shall have the meaning assigned to such term in the fourth recital hereto.
          “MIP” shall mean VSS-Cambium Management LLC, a Delaware limited liability company.
          “MIP Units” shall mean the Equity Interests of MIP.
          “Mortgage” shall mean an agreement, including, but not limited to, a mortgage, deed of trust or any other document, creating and evidencing a Lien on a Mortgaged Property, in form and substance reasonably satisfactory to the Collateral Agent, with such schedules and including such provisions as shall be necessary to conform such document to applicable local or foreign law or as shall be customary under applicable local or foreign law.
          “Mortgaged Property” shall mean (a) each Real Property identified as a Mortgaged Property on Schedule 8(a) to the Perfection Certificate dated the Closing Date and (b) each Real Property, if any, which shall be subject to a Mortgage delivered after the Closing Date pursuant to Section 5.11(c).

          “Multiemployer Plan” shall mean a multiemployer plan within the meaning of Section 4001(a)(3) or Section 3(37) of ERISA (a) to which any Company or any ERISA Affiliate is then making or accruing an obligation to make contributions; (b) to which any Company or any ERISA Affiliate has within the preceding five plan years made contributions; or (c) with respect to which any Company could incur liability.
          “Net Cash Proceeds” shall mean:
     (a) with respect to any Asset Sale (other than any issuance or sale of Equity Interests), the cash proceeds received by Holdings or any of its Subsidiaries (including cash proceeds subsequently received (as and when received by Holdings or any of its Subsidiaries) in respect of non-cash consideration initially received) net of (i) selling expenses (including reasonable brokers’ fees or commissions, legal, accounting and other professional and transactional fees, transfer and similar taxes and Borrower’s good faith estimate of income taxes paid or payable in connection with such sale); (ii) amounts provided as a reserve, in accordance with GAAP, against (x) any liabilities under any indemnification obligations associated with such Asset Sale or (y) any other liabilities retained by Holdings or any of its Subsidiaries associated with the properties sold in such Asset Sale (provided that, to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds); (iii) Borrower’s good faith estimate of payments required to be made with respect to unassumed liabilities relating to the properties sold within 360 days of such Asset Sale (provided that, to the extent such cash proceeds are not used to make payments in respect of such unassumed liabilities within 360 days of such Asset Sale, such cash proceeds shall constitute Net Cash Proceeds); and (iv) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness or borrowed money which is secured by a Lien on the properties sold in such Asset Sale (so long as such Lien was permitted to encumber such properties under the Loan Documents at the time of such sale) and which is repaid with such proceeds (other than any such Indebtedness assumed by the purchaser of such properties);
     (b) with respect to any Debt Issuance, any Equity Issuance or any other issuance or sale of Equity Interests by Holdings or any of its Subsidiaries, the cash proceeds thereof, net of customary fees, commissions, costs and other expenses incurred in connection therewith;
     (c) with respect to any Casualty Event, the cash insurance proceeds, condemnation awards and other compensation received in respect thereof, net of all Taxes and reasonable costs and expenses incurred in connection with the collection of such proceeds, awards or other compensation in respect of such Casualty Event; and
     (d) with respect to any Extraordinary Event, the cash proceeds or other compensation received in respect thereof, net of all reasonable costs and expenses incurred in connection with the collection of such proceeds, awards or other compensation in respect of such Extraordinary Event.
          “Net Working Capital” shall mean, at any time, Consolidated Current Assets at such time minus Consolidated Current Liabilities at such time.
          “Non-Guarantor Subsidiary” shall mean each Subsidiary that is not a Subsidiary Guarantor.

          “Notes” shall mean any notes evidencing the Tranche B Loans or Revolving Loans issued pursuant to this Agreement, if any, substantially in the form of Exhibit K-1 or K-2.
          “Notice of Intent to Cure” shall have the meaning assigned to such term in Section 5.01(k).
          “Obligations” shall mean (a) obligations of Borrower and the other Loan Parties from time to time arising under or in respect of the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by Borrower and the other Loan Parties under this Agreement in respect of any Letter of Credit, when and as due, including payments in respect of Reimbursement Obligations, interest thereon and obligations to provide cash collateral in accordance with the terms of this Agreement and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of Borrower and the other Loan Parties under this Agreement and the other Loan Documents, and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of Borrower and the other Loan Parties under or pursuant to this Agreement and the other Loan Documents.
          “OFAC” shall have the meaning assigned to such term in Section 3.22.
          “Officer’s Certificate” shall mean a certificate executed by the chief executive officer or the president or one of the Financial Officers, each in his or her official (and not individual) capacity.
          “Organizational Documents” shall mean, with respect to any person, (i) in the case of any corporation, the certificate of incorporation and by-laws (or similar documents) of such person, (ii) in the case of any limited liability company, the certificate of formation and operating agreement (or similar documents) of such person, (iii) in the case of any limited partnership, the certificate of formation and limited partnership agreement (or similar documents) of such person, (iv) in the case of any general partnership, the partnership agreement (or similar document) of such person and (v) in any other case, the functional equivalent of the foregoing.
          “Other Taxes” shall mean all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.
          “Participant” shall have the meaning assigned to such term in Section 10.04(d).
          “PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA.
          “Perfection Certificate” shall mean a certificate in the form of Exhibit L-1 or any other form approved by the Collateral Agent, as the same shall be supplemented from time to time by a Perfection Certificate Supplement or otherwise.

          “Perfection Certificate Supplement” shall mean a certificate supplement in the form of Exhibit L-2 or any other form approved by the Collateral Agent.
          “Permitted Acquisition” shall mean any transaction for the (a) acquisition of all or substantially all of the property of any person, or of any business or division of any person; or (b) acquisition (including by merger or consolidation) of the Equity Interests of any person that becomes a Subsidiary after giving effect such transaction; provided that each of the following conditions shall be met:
     (i) no Default then exists or would result therefrom;
     (ii) after giving effect to such transaction on a Pro Forma Basis, Borrower shall be in compliance with the Total Leverage Ratio required by the covenant set forth in Section 6.10 as of the most recent Test Period (assuming (x) for purposes of Section 6.10, that such transaction, and all other Permitted Acquisitions consummated since the first day of the relevant Test Period for each of the financial covenants set forth in Section 6.10 ending on or prior to the date of such transaction, had occurred on the first day of such relevant Test Period and (y) if such transaction is to be consummated prior to the last day of the first Test Period for which the covenant in Section 6.10 are required to be satisfied, the levels required for such first Test Period shall be deemed to apply in determining compliance with such covenants for purposes of this clause);
     (iii) no Company shall, in connection with any such transaction, assume or remain liable with respect to any Indebtedness or other liability (including any material tax or ERISA liability) of the related seller or the business, person or properties acquired, except (A) to the extent permitted under Section 6.01 and (B) obligations not constituting Indebtedness incurred in the ordinary course of business and necessary or desirable to the continued operation of the underlying properties, and any other such liabilities or obligations not permitted to be assumed or otherwise supported by any Company hereunder shall be reflected as a reduction in the purchase price paid in full or released as to the business, persons or properties being so acquired on or before the consummation of such acquisition;
     (iv) the person or business to be acquired shall be, or shall be engaged in, a business of the type that Borrower and the Subsidiaries are permitted to be engaged in under Section 6.15 and the property acquired in connection with any such transaction shall be made subject to the Lien of the Security Documents and shall be free and clear of any Liens, other than Permitted Collateral Liens;
     (v) all transactions in connection therewith shall be consummated in accordance with all applicable Requirements of Law;
     (vi) with respect to any transaction involving Acquisition Consideration of more than $20.0 million, unless the Administrative Agent shall otherwise agree, Borrower shall have provided the Administrative Agent and the Lenders with (A) historical financial statements for the last three fiscal years (or, if less, the number of years since formation) of the person or business to be acquired (audited if available) and unaudited financial statements thereof for the most recent interim period which are available, (B) reasonably detailed projections for the succeeding five years pertaining to the person or business to be acquired and updated projections for Borrower after giving effect to such transaction, (C) a reasonably detailed description of all material information relating thereto and copies of all material documentation pertaining to such transaction, and (D) all such other information and data relating to such transaction or the person or business to be acquired as may be reasonably requested by the Administrative Agent or the Required Lenders;
     (vii) the Acquisition Consideration (exclusive of any amounts financed by Excluded Issuances) for such acquisition shall not exceed $75.0 million, and the aggregate amount of the Acquisition Consideration (exclusive of any amounts financed by Excluded Issuances) for all Permitted Acquisitions since the Closing Date shall not exceed $125.0 million; provided that any Equity Interests constituting all or a portion of such Acquisition Consideration shall not have a cash dividend requirement on or prior to the Final Maturity Date; and
     (viii) at least 10 Business Days prior to the proposed date of consummation of the transaction, Borrower shall have delivered to the Agents and the Lenders an Officer’s Certificate certifying that (A) such transaction complies with this definition (which shall have attached thereto reasonably detailed backup data and calculations showing such compliance), and (B) such transaction could not reasonably be expected to result in a Material Adverse Effect.
          “Permitted Collateral Liens” means (a) in the case of Collateral other than Mortgaged Property, the Permitted Liens and (b) in the case of Mortgaged Property, “Permitted Collateral Liens” shall mean the Liens described in clauses (a), (b), (c), (d), (e), (g), (i), (k) and (l) of Section 6.02; provided, however, on the Closing Date or upon the date of delivery of each additional Mortgage under Section 5.11 or 5.12, Permitted Collateral Liens shall mean only those Liens set forth in Schedule B to the applicable Mortgage.
          “Permitted Cure Securities” means Equity Interests (if other than cash common equity interest on terms and conditions reasonably acceptable to the Administrative Agent) of Holdings designated as Permitted Cure Securities in an Officer’s Certificate delivered by Borrower to the Administrative Agent that are (i) issued to the Permitted Holders or their Controlled Investment Affiliates or (ii) issued to the then-current holders of Equity Interests in Holdings pursuant to an offer to purchase such Equity Interests made to all such holders, in each case in connection with Cure Rights being exercised by Borrower under Section 8.04 (the net proceeds of which are contributed in cash to the common equity of Borrower).
          “Permitted Holders” shall mean (a) Sponsor and (b) its Controlled Investment Affiliates; provided, however, that, for purposes of the definition of “Change of Control”, the term “Permitted Holders” shall also include (i) TCW/Crescent Mezzanine Partners IV, L.P., (ii) TCW/Crescent Mezzanine Partners IVB, L.P., (iii) MAC Capital, Ltd., (iv) New York Life Investment Management Mezzanine Partners II, LP, (v) NYLIM Mezzanine Partners II Parallel Fund, LP, (vi) GoldenTree Capital Solutions Fund Financing, (vii) GoldenTree Capital Opportunities, LP and (viii) each of the Persons (other than natural persons) party to the Management Services Agreement as of the Closing Date and such other Persons (other than natural persons) contemplated on the Closing Date to become party thereto within 30 days after the Closing Date, and their respective Controlled Investment Affiliates.
          “Permitted Liens” shall have the meaning assigned to such term in Section 6.02.
          “Permitted Management Fees and Expenses” shall mean such fees and expenses permitted under Section 6.09(e).

          “Permitted Tax Distributions” shall mean payments, dividends or distributions by Borrower to Holdings or the direct parent in order to pay consolidated or combined federal, state or local taxes not payable directly by Borrower or any of its Subsidiaries (computed as if Holdings, Borrower and its Subsidiaries were a single entity) which payments by Borrower (to Holdings or its direct parent) are not in excess of the tax liabilities that would have been payable by Holdings, Borrower and their Subsidiaries on a stand-alone basis.
          “person” shall mean any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
          “Plan” shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA which is maintained or contributed to by any Company or its ERISA Affiliate or with respect to which any Company could incur liability (including under Section 4069 of ERISA).
          “Preferred Stock” shall mean, with respect to any person, any and all preferred or preference Equity Interests (however designated) of such person whether now outstanding or issued after the Closing Date.
          “Preferred Stock Issuance” shall mean the issuance or sale by Holdings or any of its Subsidiaries of any Preferred Stock after the Closing Date (other than (x) as permitted by Section 6.01 or (y) such issuance or sale of any Preferred Stock that is Qualified Capital Stock to the Equity Investors).
          “Premises” shall have the meaning assigned thereto in the applicable Mortgage.
          “Pro Forma Basis” shall mean on a basis in accordance with GAAP or otherwise reasonably satisfactory to the Administrative Agent.
          “Pro Rata Percentage” of any Revolving Lender at any time shall mean the percentage of the total Revolving Commitments of all Revolving Lenders represented by such Lender’s Revolving Commitment.
          “property” shall mean any right, title or interest in or to property or assets of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible and including Equity Interests or other ownership interests of any person and whether now in existence or owned or hereafter entered into or acquired, including all Real Property.
          “Property Material Adverse Effect” shall have the meaning assigned thereto in the Mortgage.
          “Purchase Money Obligation” shall mean, for any person, the obligations of such person in respect of Indebtedness (including Capital Lease Obligations) incurred for the purpose of financing all or any part of the purchase price of any property (including Equity Interests of any person) or the cost of installation, construction or improvement of any property and any refinancing thereof; provided, however, that (i) such Indebtedness is incurred within one year after such acquisition, installation, construction or improvement of such property by such person and (ii) the amount of such Indebtedness does not exceed 100% of the cost of such acquisition, installation, construction or improvement, as the case may be.

          “Qualified Capital Stock” of any person shall mean any Equity Interests of such person that are not Disqualified Capital Stock.
          “Real Property” shall mean, collectively, all right, title and interest (including any leasehold, mineral or other estate) in and to any and all parcels of or interests in real property owned, leased or operated by any person, whether by lease, license or other means, together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures and equipment, all general intangibles and contract rights and other property and rights incidental to the ownership, lease or operation thereof.
          “Refinancing” shall mean the repayment in full and the termination of any commitment to make extensions of credit under all of the outstanding indebtedness listed on Schedule 1.01(a) of Holdings or any of its Subsidiaries.
          “Register” shall have the meaning assigned to such term in Section 10.04(c).
          “Regulation D” shall mean Regulation D of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.
          “Regulation T” shall mean Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.
          “Regulation U” shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.
          “Regulation X” shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.
          “Reimbursement Obligations” shall mean Borrower’s obligations under Section 2.18(e) to reimburse LC Disbursements which have been made.
          “Related Parties” shall mean, with respect to any person, such person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such person and of such person’s Affiliates.
          “Release” shall mean any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, emanating or migrating of any Hazardous Material in, into, onto or through the Environment.
          “Refinanced Term Loans” shall have the meaning assigned to such term in Section 10.02(e).
          “Replacement Term Loans” shall have the meaning assigned to such term in Section 10.02(e).
          “Required Class Lenders” shall mean (i) with respect to Tranche B Loans, Lenders having more than 50% of all Tranche B Loans outstanding and (ii) with respect to Revolving Loans, Required Revolving Lenders.

          “Required Lenders” shall mean Lenders having more than 50% of the sum of all Loans outstanding, LC Exposure and unused Revolving and Tranche B Loan Commitments.
          “Required Revolving Lenders” shall mean Lenders having more than 50% of all Revolving Commitments or, after the Revolving Commitments have terminated, more than 50% of all Revolving Exposure.
          “Requirements of Law” shall mean, collectively, any and all requirements of any Governmental Authority including any and all laws, judgments, orders, decrees, ordinances, rules, regulations, statutes or case law.
          “Response” shall mean (a) “response” as such term is defined in CERCLA, 42 U.S.C. § 9601(24), and (b) all other actions required by any Governmental Authority or voluntarily undertaken pursuant to a written agreement to (i) clean up, remove, treat, abate or in any other way address any Hazardous Material in the Environment; (ii) prevent the Release or threat of Release, or minimize the further Release, of any Hazardous Material; or (iii) perform studies and investigations in connection with, or as a precondition to, or to determine the necessity of the activities described in, clause (i) or (ii) above.
          “Responsible Officer” of any person shall mean any executive officer or Financial Officer of such person and any other officer or similar official thereof with responsibility for the administration of the obligations of such person in respect of this Agreement.
          “Revolving Availability Period” shall mean the period from and including the Closing Date to but excluding the earlier of (i) the Business Day preceding the Revolving Maturity Date and (ii) the date of termination of the Revolving Commitments in accordance with the terms and conditions of this Agreement.
          “Revolving Borrowing” shall mean a Borrowing comprised of Revolving Loans.
          “Revolving Commitment” shall mean, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans hereunder up to the amount set forth on Schedule I to the Lender Addendum executed and delivered by such Lender or by an Increase Joinder, or in the Assignment and Assumption pursuant to which such Lender assumed its Revolving Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.07 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The aggregate amount of the Lenders’ Revolving Commitments on the Closing Date is $30.0 million.
          “Revolving Exposure” shall mean, with respect to any Lender at any time, the aggregate principal amount at such time of all outstanding Revolving Loans of such Lender, plus the aggregate amount at such time of such Lender’s LC Exposure.
          “Revolving Lender” shall mean a Lender with a Revolving Commitment.
          “Revolving Loan” shall mean a Loan made by the Lenders to Borrower pursuant to Section 2.01(b). Each Revolving Loan shall either be an ABR Revolving Loan or a Eurodollar Revolving Loan.
          “Revolving Maturity Date” shall mean the date which is 6 years after the Closing Date or, if such date is not a Business Day, the first Business Day thereafter.

          “Sale and Leaseback Transaction” has the meaning assigned to such term in Section 6.03.
          “Secured Obligations” shall mean (a) the Obligations, (b) the due and punctual payment and performance of all obligations of Borrower and the other Loan Parties under each Hedging Agreement entered into with any counterparty that is a Secured Party and (c) the due and punctual payment and performance of all obligations of Borrower and the other Loan Parties (including overdrafts and related liabilities) under each Treasury Services Agreement entered into with any counterparty that is a Secured Party.
          “Secured Parties” shall mean, collectively, the Administrative Agent, the Collateral Agent, each other Agent, the Lenders and each counterparty to a Hedging Agreement or Treasury Services Agreement if at the date of entering into such Hedging Agreement or Treasury Services Agreement such person was a Lender or an Affiliate of a Lender, in the case of each such Affiliate, and such person executes and delivers to the Administrative Agent a letter agreement in form and substance acceptable to the Administrative Agent pursuant to which such person (i) appoints the Collateral Agent as its agent under the applicable Loan Documents and (ii) agrees to be bound by the provisions of Sections 10.03 and 10.09 as if it were a Lender.
          “Securities Act” shall mean the Securities Act of 1933.
          “Securities Collateral” shall have the meaning assigned to such term in the Security Agreement.
          “Security Agreement” shall mean a Security Agreement substantially in the form of Exhibit M among the Loan Parties and Collateral Agent for the benefit of the Secured Parties.
          “Security Agreement Collateral” shall mean all property pledged or granted as collateral pursuant to the Security Agreement (a) on the Closing Date or (b) thereafter pursuant to Section 5.11.
          “Security Documents” shall mean the Security Agreement, the Mortgages and each other security document or pledge agreement delivered in accordance with applicable local or foreign law to grant a valid, perfected security interest in any property as collateral for the Secured Obligations, and all UCC or other financing statements or instruments of perfection required by this Agreement, the Security Agreement, any Mortgage or any other such security document or pledge agreement to be filed with respect to the security interests in property and fixtures created pursuant to the Security Agreement or any Mortgage and any other document or instrument utilized to pledge or grant or purport to pledge or grant a security interest or lien on any property as collateral for the Secured Obligations.
          “Sellers” shall have the meaning assigned to such term in the first recital hereto.
          “Senior Unsecured Note Purchase Agreement” means (i) that certain note purchase agreement dated as of the date hereof among Borrower, Holdings and the lenders party thereto, as amended, restated, supplemented or modified from time to time to the extent permitted therein and (ii) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend (subject to the limitations set forth herein) or refinance in whole or in part the indebtedness and other obligations outstanding under (x) the note purchase referred to in clause (i) or (y) any subsequent Senior Unsecured Note Purchase Agreement, unless such agreement or instrument expressly provides that it is not intended to be and is not a Senior Unsecured Note Purchase Agreement hereunder. Any reference to the Senior Unsecured Note Purchase Agreement hereunder shall be deemed a reference to any Senior Unsecured Note Purchase Agreement then in existence.
          “Senior Unsecured Note Purchase Documents” means the Senior Unsecured Note Purchase Agreement and the Transaction Documents as defined in the Senior Unsecured Note Purchase Agreement, including the notes issued thereunder and the guarantees thereof issued under the Holdings Guaranty, dated as of the Closing Date, made by Holdings in favor of the Senior Unsecured Note Purchasers and the Subsidiary Guaranty, dated as of the Closing Date, made by the Subsidiaries of Borrower in favor of the Senior Unsecured Note Purchasers.
          “Senior Unsecured Notes” means the notes issued under the Senior Unsecured Note Purchase Agreement.
          “Senior Unsecured Note Purchasers” means each Person that is a purchaser under the Senior Unsecured Note Purchase Agreement.
          “Sponsor” shall mean VSS Communications Partners IV, L.P.
          “Standby Letter of Credit” shall mean any standby letter of credit or similar instrument issued for the purpose of supporting (a) workers’ compensation liabilities of Borrower or any of its Subsidiaries, (b) the obligations of third-party insurers of Borrower or any of its Subsidiaries arising by virtue of the laws of any jurisdiction requiring third-party insurers to obtain such letters of credit, (c) performance, payment, deposit or surety obligations of Borrower or any of its Subsidiaries if required by a Requirement of Law, in accordance with the ordinary course of their business or in accordance with custom and practice in the industry or (d) Indebtedness of Borrower or any of its Subsidiaries permitted to be incurred under Section 6.01.
          “Statutory Reserves” shall mean for any Interest Period for any Eurodollar Borrowing the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the United States Federal Reserve System in New York City with deposits exceeding one billion dollars against “Eurocurrency liabilities” (as such term is used in Regulation D). Eurodollar Borrowings shall be deemed to constitute Eurodollar liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to any Lender under Regulation D.
          “Stock Option Plan” shall mean the Sopris Performance Share Plan 2004.
          “Subordinated Indebtedness” shall mean Indebtedness of Borrower or any Guarantor that is by its terms subordinated in right of payment to the Obligations of Borrower and such Guarantor, as applicable. For the avoidance of doubt, the Indebtedness under the Senior Unsecured Note Purchase Documents is not Subordinated Indebtedness.
          “Subsidiary” shall mean, with respect to any person (the “parent”) at any date, (i) any person the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, (ii) any other corporation, limited liability company, association or other business entity of which securities or other ownership interests representing more than 50% of the voting power of all Equity Interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Board of Directors thereof are, as of such date, owned, controlled or held by the parent and/or one or more subsidiaries of the parent, (iii) any partnership (a) the sole general partner or the managing general partner of which is the parent and/or one or more subsidiaries of the parent or (b) the only general partners of which are the parent and/or one or more subsidiaries of the parent and (iv) any other person that is otherwise Controlled by the parent and/or one or more subsidiaries of the parent. Unless the context requires otherwise, “Subsidiary” refers to a Subsidiary of Borrower.
          “Subsidiary Guarantor” shall mean each Subsidiary listed on Schedule 1.01(b), and each other Subsidiary that is or becomes a party to this Agreement pursuant to Section 5.11.
          “Survey” shall mean a survey of any Mortgaged Property (and all improvements thereon) which is (a) (i) prepared by a surveyor or engineer licensed to perform surveys in the jurisdiction where such Mortgaged Property is located, (ii) dated (or redated) not earlier than six months prior to the date of delivery thereof unless there shall have occurred within six months prior to such date of delivery any exterior construction on the site of such Mortgaged Property or any easement, right of way or other interest in the Mortgaged Property has been granted or become effective through operation of law or otherwise with respect to such Mortgaged Property which, in either case, can be depicted on a survey, in which events, as applicable, such survey shall be dated (or redated) after the completion of such construction or if such construction shall not have been completed as of such date of delivery, not earlier than 20 days prior to such date of delivery, or after the grant or effectiveness of any such easement, right of way or other interest in the Mortgaged Property, (iii) certified by the surveyor (in a manner reasonably acceptable to the Administrative Agent) to the Administrative Agent, the Collateral Agent and the Title Company, (iv) complying in all respects with the minimum detail requirements of the American Land Title Association as such requirements are in effect on the date of preparation of such survey and (v) sufficient for the Title Company to remove all standard survey exceptions from the title insurance policy (or commitment) relating to such Mortgaged Property and issue endorsements reasonably requested by the Collateral Agent (including, but not limited to, endorsements on matters relating to usury, first loss, last dollar, zoning, contiguity, revolving credit, doing business, non-imputation, public road access, survey, variable rate, environmental lien, subdivision, mortgage recording tax, separate tax lot, and so-called comprehensive coverage over covenants and restrictions) or (b) otherwise acceptable to the Collateral Agent.
          “Syndication Agents” shall have the meaning assigned to such term in the preamble hereto.
          “Target” shall have the meaning assigned to such term in the preamble hereto.
          “Target Material Adverse Effect” shall mean any event, occurrence, change or effect that, individually or in the aggregate with other events, occurrences, changes or effects, is materially adverse to the business, properties, assets, liabilities, financial condition or results of operations of Target and its Subsidiaries; provided, however, that a Target Material Adverse Effect shall not include any event, occurrence, change or effect arising out of or attributable to any of the following: (a) a general deterioration in the United States economy or in the industry in which Target and its Subsidiaries operate, provided that such deterioration does not have a disproportionate impact or effect on Target and its Subsidiaries, taken as a whole; or (b) changes or effects arising from the announcement or consummation of the transactions contemplated by the Acquisition Agreement.

          “Tax Return” shall mean all returns, statements, filings, attachments and other documents or certifications required to be filed in respect of Taxes.
          “Taxes” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
          “Term Borrowing” shall mean a Borrowing comprised of Tranche B Loans.
          A “Test Period” in effect at any time shall mean the period of four consecutive fiscal quarters of Borrower ended on or prior to such time (taken as one accounting period) in respect of which financial statements for each quarter or fiscal year in such period have been or were required to be delivered pursuant to Section 5.01(a) or (b) (or, solely for purposes of determining pro forma compliance with the covenant contained in Section 6.10, pursuant to clause (ii) of the definition of “Permitted Acquisition” and Section 2.19, prior to the date the first such financial statements are required to be so delivered, the most recent period of four fiscal quarters of the Acquired Business ended on or prior to the Closing Date).
          “Title Company” shall mean any title insurance company as shall be retained by Borrower and reasonably acceptable to the Administrative Agent.
          “Title Policy” shall mean, with respect to each Mortgage on Real Property that is owned by Borrower or any of its Subsidiaries, a policy of title insurance (or marked up title insurance commitment having the effect of a policy of title insurance) insuring the Lien of such Mortgage as a valid first mortgage Lien on the Mortgaged Property and fixtures described therein in the amount equal to not less than 105% of the fair market value of such Mortgaged Property and fixtures, which policy (or such marked-up commitment) ”) shall (a) be issued by the Title Company, (b) to the extent necessary, include such reinsurance arrangements (with provisions for direct access, if necessary) as shall be reasonably acceptable to the Collateral Agent, (c) contain a “tie-in” or “cluster” endorsement, if available under applicable law (i.e., policies which insure against losses regardless of location or allocated value of the insured property up to a stated maximum coverage amount), (d) have been supplemented by such endorsements (or where such endorsements are not available, opinions of special counsel, architects or other professionals reasonably acceptable to the Collateral Agent) as shall be reasonably requested by the Collateral Agent (including endorsements on matters relating to usury, first loss, last dollar, zoning, contiguity, revolving credit, doing business, non-imputation, public road access, survey, variable rate, environmental lien, subdivision, mortgage recording tax, separate tax lot, revolving credit, and so-called comprehensive coverage over covenants and restrictions), and (e) contain no exceptions to title other than exceptions acceptable to the Collateral Agent.
          “Total Leverage Ratio” shall mean the ratio of (a)(i) for the first four full fiscal quarters after the Closing Date, Consolidated Indebtedness, less Letters of Credit outstanding not to exceed $5.0 million in the aggregate and less the aggregate amount of non-restricted cash and Cash Equivalents that would appear on the consolidated balance sheet of Holdings in conformity with GAAP, and (ii) at any other date of determination, Consolidated Indebtedness, plus the simple average Revolving Exposure for such Test Period, less the Revolving Exposure at such date of determination, less Letters of Credit outstanding not to exceed $5.0 million, less the simple average amount for such Test Period of non-restricted cash and Cash Equivalents that would appear on the consolidated balance sheet of Borrower in conformity with GAAP for such Test Period on such date, to (b) Consolidated EBITDA for the Test Period then most recently ended.

          “Tranche B Commitment” shall mean, with respect to each Lender, the commitment, if any, of such Lender to make a Tranche B Loan hereunder on the Closing Date in the amount set forth on Schedule I to the Lender Addendum executed and delivered by such Lender or by an Increase Joinder or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Tranche B Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.07 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial aggregate amount of the Lenders’ Tranche B Commitments is $128,000,000.
          “Tranche B Lender” shall mean a Lender with a Tranche B Commitment or an outstanding Tranche B Loan.
          “Tranche B Loan” shall mean the term loans made by the Lenders to Borrower pursuant to Section 2.01(a) or by an Increase Joinder. Each Tranche B Loan shall be either an ABR Term Loan or a Eurodollar Term Loan.
          “Tranche B Loan Repayment Date” shall have the meaning assigned to such term in Section 2.09.
          “Tranche B Maturity Date” shall mean the date which is 6 years after the Closing Date or, if such date is not a Business Day, the first Business Day thereafter.
          “Transaction Documents” shall mean the Acquisition Documents, the Senior Unsecured Note Purchase Documents and the Loan Documents.
          “Transactions” shall mean, collectively, the transactions to occur on or prior to the Closing Date pursuant to the Transaction Documents, including (a) the consummation of the Acquisition; (b) the execution, delivery and performance of the Loan Documents and the initial borrowings hereunder; (c) the Refinancing; (d) the Equity Financing; (e) the execution, delivery and performance of the Senior Unsecured Note Purchase Documents and the borrowings thereunder; and (f) the payment of all fees and expenses to be paid on or prior to the Closing Date and owing in connection with the foregoing.
          “Transferred Guarantor” shall have the meaning assigned to such term in Section 7.09.
          “Treasury Services Agreement” shall mean any agreement relating to treasury, depositary and cash management services or automated clearinghouse transfer of funds.
          “Type,” when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBOR Rate or the Alternate Base Rate.
          “UCC” shall mean the Uniform Commercial Code as in effect from time to time (except as otherwise specified) in any applicable state or jurisdiction.
          “United States” shall mean the United States of America.
          “Voting Stock” shall mean, with respect to any person, any class or classes of Equity Interests pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the Board of Directors of such person.

          “Wholly Owned Subsidiary” shall mean, as to any person, (a) any corporation 100% of whose capital stock (other than directors’ qualifying shares) is at the time owned by such person and/or one or more Wholly Owned Subsidiaries of such person and (b) any partnership, association, joint venture, limited liability company or other entity in which such person and/or one or more Wholly Owned Subsidiaries of such person have a 100% equity interest at such time.
          “Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.
          SECTION 1.02 Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”) or by Type (e.g., a “Eurodollar Loan”) or by Class and Type (e.g., a “Eurodollar Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Revolving Borrowing,” “Borrowing of Tranche B Loans”) or by Type (e.g., a “Eurodollar Borrowing”) or by Class and Type (e.g., a “Eurodollar Revolving Borrowing”) or by Priority Class (e.g., a “First Lien Loan”).
          SECTION 1.03 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any Loan Document, agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any person shall be construed to include such person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law or regulation herein shall refer to such law or regulation as amended, modified or supplemented from time to time, (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (g) “on,” when used with respect to the Mortgaged Property or any property adjacent to the Mortgaged Property, means “on, in, under, above or about.”
          SECTION 1.04 Accounting Terms; GAAP. Except as otherwise expressly provided herein, all financial statements to be delivered pursuant to this Agreement shall be prepared in accordance with GAAP as in effect from time to time and all terms of an accounting or financial nature shall be construed and interpreted in accordance with GAAP, as in effect on the date hereof unless otherwise agreed to by Borrower and the Required Lenders. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and Borrower notifies Administrative Agent that Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if Administrative Agent notifies Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and Borrower, Administrative Agent or Required Lenders shall so request, Administrative Agent, Lenders and Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of Required Lenders, not to be unreasonably withheld).
          SECTION 1.05 Resolution of Drafting Ambiguities. Each Loan Party acknowledges and agrees that it was represented by counsel in connection with the execution and delivery of the Loan Documents to which it is a party, that it and its counsel reviewed and participated in the preparation and negotiation hereof and thereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation hereof or thereof.
ARTICLE II
THE CREDITS
          SECTION 2.01 Commitments. Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender agrees, severally and not jointly:
     (a) to make a Tranche B Loan to Borrower on the Closing Date in the principal amount not to exceed its Tranche B Commitment; and
     (b) to make Revolving Loans to Borrower, at any time and from time to time after the Closing Date until the earlier of the Revolving Maturity Date and the termination of the Revolving Commitment of such Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in such Lender’s Revolving Exposure exceeding such Lender’s Revolving Commitment.
          Amounts paid or prepaid in respect of Tranche B Loans may not be reborrowed. Within the limits set forth in clause (b) above and subject to the terms, conditions and limitations set forth herein, Borrower may borrow, pay or prepay and reborrow Revolving Loans.
          SECTION 2.02 Loans.
          (a) Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their applicable Commitments; provided that the failure of any Lender to make its Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). Except for Loans deemed made pursuant to Section 2.18(e)(ii), (x) ABR Loans comprising any Borrowing shall be in an aggregate principal amount that is (i) an integral multiple of $250,000 and not less than $1.0 million or (ii) equal to the remaining available balance of the applicable Commitments and (y) the Eurodollar Loans comprising any Borrowing shall be in an aggregate principal amount that is (i) an integral multiple of $500,000 and not less than $1.0 million or (ii) equal to the remaining available balance of the applicable Commitments.
          (b) Subject to Sections 2.11 and 2.12, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as Borrower may request pursuant to Section 2.03. Each Lender may at its option make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of Borrower to repay such Loan in accordance with the terms of this Agreement. Borrowings of more than one Type may be outstanding at the same time; provided that Borrower shall not be entitled to request any Borrowing that, if made, would result in more than six Eurodollar Borrowings outstanding hereunder at any one time. For purposes of the foregoing, Borrowings having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings.
          (c) Except with respect to Loans deemed made pursuant to Section 2.18(e)(ii), each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds to such account in New York City as the Administrative Agent may designate or such other accounts as designated by the Administrative Agent not later than noon, New York City time, and the Administrative Agent shall promptly credit the amounts so received to an account as directed by Borrower in the applicable Borrowing Request maintained with the Administrative Agent or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders.
          (d) Unless the Administrative Agent shall have received notice from a Lender prior to the date (in the case of any Eurodollar Borrowing), and at least 2 hours prior to the time (in the case of any ABR Borrowing), of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent at the time of such Borrowing in accordance with paragraph (c) above, and the Administrative Agent may, in reliance upon such assumption, make available to Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available, then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, each of such Lender and Borrower severally agrees to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to Borrower until the date such amount is repaid to the Administrative Agent at (i) in the case of Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Lender’s Loan as part of such Borrowing for purposes of this Agreement, and Borrower’s obligation to repay the Administrative Agent such corresponding amount pursuant to this Section 2.02(d) shall cease. Borrower’s repayment of any of the Obligations pursuant to this Section 2.02(d) shall not be deemed a waiver of any of the rights Borrower may have against such Lender or release such Lender from any liability it may have to Borrower, in each case, as a result of such Lender’s failure to satisfy its obligations under the terms of this Agreement.
          (e) Notwithstanding any other provision of this Agreement, Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Revolving Maturity Date, Tranche B Maturity Date, or Incremental Term Loan Maturity Date, as applicable.
          SECTION 2.03 Borrowing Procedure. To request a Revolving Borrowing or Term Borrowing, Borrower shall deliver, by hand delivery, telecopier or electronic mail, a duly completed and executed Borrowing Request to the Administrative Agent (i) in the case of a Eurodollar Borrowing, not later than noon, New York City time, three Business Days before the date of the proposed Borrowing or (ii) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, one

Business Day before the date of the proposed Borrowing. Each Borrowing Request shall be irrevocable and shall specify the following information in compliance with Section 2.02:
     (a) whether the requested Borrowing is to be a Borrowing of Revolving Loans or Tranche B Loans;
     (b) the aggregate amount of such Borrowing;
     (c) the date of such Borrowing, which shall be a Business Day;
     (d) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;
     (e) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”;
     (f) the location and number of Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.02(c); and
     (g) that the conditions set forth in Sections 4.02(b)-(d) have been satisfied as of the date of the notice.
          If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.
          SECTION 2.04 Evidence of Debt; Repayment of Loans.
          (a) Promise to Repay. Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Tranche B Lender, the principal amount of each Tranche B Loan of such Tranche B Lender as provided in Section 2.09 and (ii) to the Administrative Agent for the account of each Revolving Lender, the then unpaid principal amount of each Revolving Loan of such Revolving Lender on the Revolving Maturity Date.
          (b) Lender and Administrative Agent Records. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement. The Administrative Agent shall maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Type and Class thereof and the Interest Period applicable thereto; (ii) the amount of any principal or interest due and payable or to become due and payable from Borrower to each Lender hereunder; and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof. The entries made in the accounts maintained pursuant to this paragraph shall be prima facie evidence of the existence and amounts of the obligations therein recorded; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of Borrower to repay the Loans in accordance with their terms.

          (c) Promissory Notes. Any Lender by written notice to Borrower (with a copy to the Administrative Agent) may request that Loans of any Class made by it be evidenced by a promissory note. In such event, Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) in the form of Exhibit K-1 or K-2, as the case may be. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).
          SECTION 2.05 Fees.
          (a) Commitment Fee. Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee (a “Commitment Fee”) equal to the Applicable Fee per annum on the average daily unused amount of each Revolving Commitment of such Lender during the period from and including the date hereof to but excluding the date on which such Revolving Commitment terminates. Accrued Commitment Fees shall be payable in arrears (A) on the last Business Day of March, June, September and December of each year, commencing on the first such date to occur after the date hereof, and (B) on the date on which such Revolving Commitment terminates. Commitment Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing Commitment Fees with respect to Revolving Commitments, a Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender.
          (b) Administrative Agent Fees. Borrower agrees to pay to the Administrative Agent, for its own account, the administrative fees payable in the amounts and at the times separately agreed upon between Borrower and the Administrative Agent (the “Administrative Agent Fees”).
          (c) LC and Fronting Fees. Borrower agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee (“LC Participation Fee”) with respect to its participations in Letters of Credit, which shall accrue at a rate equal to the Applicable Margin from time to time used to determine the interest rate on Eurodollar Revolving Loans pursuant to Section 2.06 on the average daily amount of such Lender’s LC Exposure (excluding any portion thereof attributable to Reimbursement Obligations) during the period from and including the Closing Date to but excluding the later of the date on which such Lender’s Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank a fronting fee (“Fronting Fee”), which shall accrue at the rate of 0.25% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to Reimbursement Obligations) during the period from and including the Closing Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank’s customary fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Accrued LC Participation Fees and Fronting Fees shall be payable in arrears (i) on the last Business Day of March, June, September and December of each year, commencing on the first such date to occur after the Closing Date, and (ii) on the date on which the Revolving Commitments terminate. Any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand therefor. All LC Participation Fees and Fronting Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

          (d) All Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders, except that Borrower shall pay the Fronting Fees directly to the Issuing Bank. Once paid, none of the Fees shall be refundable under any circumstances.
          SECTION 2.06 Interest on Loan.
          (a) ABR Loans. Subject to the provisions of Section 2.06(c), the Loans comprising each ABR Borrowing shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin in effect from time to time.
          (b) Eurodollar Loans. Subject to the provisions of Section 2.06(c), the Loans comprising each Eurodollar Borrowing shall bear interest at a rate per annum equal to the Adjusted LIBOR Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin in effect from time to time.
          (c) Default Rate. Notwithstanding the foregoing, during an Event of Default, all Obligations which are then due and unpaid shall, to the extent permitted by applicable law, bear interest, after as well as before judgment, at a per annum rate equal to (i) in the case of principal and premium, if any, of or interest on any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section 2.06 or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Revolving Loans as provided in Section 2.06(a) (in either case, the “Default Rate”).
          (d) Interest Payment Dates. Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan; provided that (i) interest accrued pursuant to Section 2.06(c) shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan without a permanent reduction in Revolving Commitments), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment in accordance with Sections 2.09 and 2.10, as applicable, and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.
          (e) Interest Calculation. All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBOR Rate shall be determined by the Administrative Agent in accordance with the provisions of this Agreement and such determination shall constitute prima facie evidence of the accuracy of such rate.
          SECTION 2.07 Termination and Reduction of Commitments.
          (a) Termination of Commitments. The Tranche B Loan Commitments shall automatically terminate at 5:00 p.m., New York City time, on the Closing Date. The Revolving Commitments and the LC Commitment shall automatically terminate on the Revolving Maturity Date. Notwithstanding the foregoing, all the Commitments shall automatically terminate at 5:00 p.m., New York City time, on April 12, 2007, if the initial Credit Extension shall not have occurred by such time.

          (b) Optional Terminations and Reductions. At its option, Borrower may at any time terminate, or from time to time permanently reduce, the Commitments of any Class; provided that (i) each reduction of the Commitments of any Class shall be in an amount that is an integral multiple of $1.0 million and not less than $5.0 million and (ii) the Revolving Commitments shall not be terminated or reduced if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.10, the aggregate amount of Revolving Exposures would exceed the aggregate amount of Revolving Commitments.
          (c) Borrower Notice. Borrower shall notify the Administrative Agent in writing of any election to terminate or reduce the Commitments under Section 2.07(b) at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by Borrower pursuant to this Section shall be irrevocable, provided that a notice of termination of the Commitments delivered by Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class.
          SECTION 2.08 Interest Elections.
          (a) Generally. Each Revolving Borrowing and Term Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. Notwithstanding anything to the contrary, Borrower shall not be entitled to request any conversion or continuation that, if made, would result in more than five Eurodollar Borrowings outstanding hereunder at any one time.
          (b) Interest Election Notice. To make an election pursuant to this Section, Borrower shall deliver, by hand delivery, telecopier or electronic mail, a duly completed and executed Interest Election Request to the Administrative Agent not later than the time that a Borrowing Request would be required under Section 2.03 if Borrower were requesting a Revolving Borrowing or Term Borrowing of the Type resulting from such election to be made on the effective date of such election. Each Interest Election Request shall be irrevocable. Each Interest Election Request shall specify the following information in compliance with Section 2.02:
     (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, or if outstanding Borrowings are being combined, allocation to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);
     (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

     (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and
     (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period.”
          If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then Borrower shall be deemed to have selected an Interest Period of one month’s duration.
          Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.
          (c) Automatic Conversion to ABR Borrowing. If an Interest Election Request with respect to a Eurodollar Borrowing is not timely delivered prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing, the Administrative Agent or the Required Lenders may require, by notice to Borrower, that (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.
          SECTION 2.09 Amortization of Term Borrowings. Borrower shall pay to the Administrative Agent, for the account of the Lenders, on the dates set forth on Annex II or if any such date is not a Business Day, on the immediately preceding Business Day (each such date, a “Tranche B Loan Repayment Date”), a principal amount of the Tranche B Loans equal to the amount set forth on Annex II for such date (as adjusted from time to time pursuant to Section 2.10(i)), together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment. To the extent not previously paid, all Tranche B Loans shall be due and payable on the Tranche B Maturity Date.
          SECTION 2.10 Optional and Mandatory Prepayments of Loans.
          (a) Optional Prepayments. Borrower shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, subject to the requirements of this Section 2.10; provided that each partial prepayment shall be in an amount that is an integral multiple of $1.0 million and not less than $5.0 million or, if less, the outstanding principal amount of such Borrowing.
          (b) Revolving Loan Prepayments.
          (i) In the event of the termination of all the Revolving Commitments, Borrower shall, on the date of such termination, repay or prepay all its outstanding Revolving Borrowings and replace all outstanding Letters of Credit or cash collateralize all outstanding Letters of Credit in accordance with the procedures set forth in Section 2.18(i).
          (ii) In the event of any partial reduction of the Revolving Commitments, then (x) at or prior to the effective date of such reduction, the Administrative Agent shall notify Borrower and the Revolving Lenders of the sum of the Revolving Exposures after giving effect thereto and (y) if the sum of the Revolving Exposures would exceed the aggregate amount of Revolving Commitments after giving effect to such reduction, then Borrower shall, on the date of such reduction, first, repay or prepay Revolving Borrowings and second, replace outstanding Letters of Credit or cash collateralize outstanding Letters of Credit in accordance with the procedures set forth in Section 2.18(i), in an aggregate amount sufficient to eliminate such excess.
          (iii) In the event that the sum of all Lenders’ Revolving Exposures exceeds the Revolving Commitments then in effect, Borrower shall, without notice or demand, within one (1) Business Day first, repay or prepay Revolving Borrowings, and second, replace outstanding Letters of Credit or cash collateralize outstanding Letters of Credit in accordance with the procedures set forth in Section 2.18(i), in an aggregate amount sufficient to eliminate such excess.
          (iv) In the event that the aggregate LC Exposure exceeds the LC Commitment then in effect, Borrower shall, without notice or demand, within one (1) Business Day replace outstanding Letters of Credit or cash collateralize outstanding Letters of Credit in accordance with the procedures set forth in Section 2.18(i), in an aggregate amount sufficient to eliminate such excess.
          (c) Asset Sales. Not later than five Business Days following the receipt of any Net Cash Proceeds of any Asset Sale by Holdings or any of its Subsidiaries, Borrower shall make prepayments in accordance with Sections 2.10(i) and (j) in an aggregate amount equal to 100% of such Net Cash Proceeds; provided that:
     (i) no such prepayment shall be required under this Section 2.10(c)(i) with respect to (A) any Asset Sale permitted by Sections 6.06(a) and (f), (B) the disposition of property which constitutes a Casualty Event, or (C) Asset Sales for fair market value resulting in no more than $500,000 in Net Cash Proceeds per Asset Sale (or series of related Asset Sales) and less than $2.5 million in Net Cash Proceeds in any fiscal year; provided that clause (C) shall not apply in the case of any Asset Sale described in clause (b) of the definition thereof; and
     (ii) so long as no Default shall then exist or would arise therefrom, such proceeds shall not be required to be so applied on such date to the extent that Borrower shall have delivered an Officer’s Certificate to the Administrative Agent on or prior to such date stating that such Net Cash Proceeds are expected to be used to make Permitted Acquisitions or Capital Expenditures or reinvested in fixed or Capital Assets (or enter into a binding commitment for any such reinvestment) within 360 days following the date of such Asset Sale (which Officer’s Certificate shall set forth the estimates of the proceeds to be so expended); provided that if all or any portion of such Net Cash Proceeds is not so reinvested within a 180-day period following such 360 day period, such unused portion shall be applied on the last day of such period as a mandatory prepayment as provided in this Section 2.10(c); provided, further, that if the property subject to such Asset Sale constituted Collateral, then all property purchased with the Net Cash Proceeds thereof pursuant to this subsection shall be made subject to the Lien of the applicable Security Documents in favor of the Collateral Agent, for its benefit and for the benefit of the other Secured Parties in accordance with Sections 5.11 and 5.12.
          (d) Debt Issuance or Preferred Stock Issuance. Not later than one Business Day following the receipt of any Net Cash Proceeds of any Debt Issuance (other than Indebtedness permitted to be incurred in accordance with Section 6.01) or Preferred Stock Issuance by Holdings or any of its Subsidiaries, Borrower shall make prepayments in accordance with Sections 2.10(i) and (j) in an aggregate amount equal to 100% of such Net Cash Proceeds.

          (e) Equity Issuance. Not later than five Business Days following the receipt of any Net Cash Proceeds of any Equity Issuance (other than the Net Cash Proceeds of any Equity Issuance used to finance Capital Expenditures), Borrower shall make prepayments in accordance with Sections 2.10(i) and (j) in an aggregate amount equal to 50% of such Net Cash Proceeds; provided that such percentage shall be reduced to 25% if, and for so long as, the Total Leverage Ratio as of the end of the most recent Test Period is less than 4.0 to 1.0.
          (f) Casualty Events. Not later than five Business Days following the receipt of any Net Cash Proceeds (excluding any Net Cash Proceeds payable to the Sellers pursuant to the terms of the Acquisition Agreement) from a Casualty Event by Holdings or any of its Subsidiaries, Borrower shall make prepayments in accordance with Sections 2.10(i) and (j) in an aggregate amount equal to 100% of such Net Cash Proceeds; provided that:
     (i) so long as no Default shall then exist or arise therefrom, such proceeds shall not be required to be so applied on such date to the extent that Borrower shall have delivered an Officer’s Certificate to the Administrative Agent on or prior to such date stating that such Net Cash Proceeds are expected to be used to repair, replace or restore (or enter into a binding commitment for such repair, replacement or restoration) any property in respect of which such Net Cash Proceeds were paid no later than 360 days following the date of receipt of such proceeds; provided that if the property subject to such Casualty Event constituted Collateral under the Security Documents, then all property purchased with the Net Cash Proceeds thereof pursuant to this subsection shall be made subject to the Lien of the applicable Security Documents in favor of the Collateral Agent, for its benefit and for the benefit of the other Secured Parties in accordance with Sections 5.11 and 5.12; and
     (ii) if any portion of such Net Cash Proceeds shall not be so applied within a 180-day period following such 360 day period, such unused portion shall be applied on the last day of such period as a mandatory prepayment as provided in this Section 2.10(f).
          (g) Extraordinary Event. Not later than five Business Days following the receipt by any Net Cash Proceeds from any Extraordinary Receipts by Holdings or any of its Subsidiaries, Borrower shall make prepayments in accordance with Section 2.10 (i) and (j) in an aggregate amount equal to 100% of such Net Cash Proceeds; provided that:
     (i) so long as no Event of Default shall then exist or arise therefrom, such proceeds shall not be required to be so applied on such date to the extent that the Borrower shall have delivered an Officer’s Certificate to the Administrative Agent on or prior to such date stating that an amount equal to such Net Cash Proceeds have been or are expected to be used to repair, replace or restore (or enter into a binding commitment for such repair, replacement or restoration) any property in respect of which such Net Cash Proceeds were paid or to reinvest in other fixed or capital assets or used to make Permitted Acquisitions or Capital Expenditures no later than 360 days following the date of receipt of such proceeds; provided that if the property subject to such Extraordinary Event constituted Collateral under the Security Documents, then all property purchased with the Net Cash Proceeds thereof pursuant to this subsection shall be made subject to the Lien of the applicable Security Documents in favor of the Collateral Agent, for its benefit and for the benefit of the other Secured Parties in accordance with Sections 5.11 and 5.12; and

     (ii) if any portion of such Net Cash Proceeds shall not be so applied within a 180-day period following such 360-day period, an amount equal to such unused portion shall be applied on the last day of such period as a mandatory prepayment as provided in this Section 2.10(g).
          (h) Excess Cash Flow. Commencing with the fiscal year ended December 31, 2008, no later than ten Business Days after the date on which the financial statements with respect to such fiscal year in which such Excess Cash Flow Period occurs are or are required to be delivered pursuant to Section 5.01(a), Borrower shall make prepayments in accordance with Sections 2.10(i) and (j) in an aggregate amount equal to (A) 75% of Excess Cash Flow for the Excess Cash Flow Period then ended minus (B) any voluntary prepayments of Tranche B Loans, and any voluntary prepayments of Revolving Loans to the extent accompanied by corresponding permanent reductions in the Revolving Commitments, during such Excess Cash Flow Period; provided that such percentage shall be reduced to 50% if, and for so long as, the Total Leverage Ratio as of the end of such Excess Cash Flow Period is less than 5.0 to 1.0.
          (i) Application of Prepayments. Prior to any optional or mandatory prepayment hereunder, Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to Section 2.10(i), subject to the provisions of this Section 2.10(i). Any prepayments of Tranche B Loans pursuant to Section 2.10(a), (c), (d), (e), (f) (g) or (h) shall be applied to reduce scheduled prepayments required under Section 2.09 on a pro rata basis among the prepayments remaining to be made on each Tranche B Loan Repayment Date. After application of mandatory prepayments of Tranche B Loans described above in this Section 2.10(i) and to the extent there are mandatory prepayment amounts remaining after such application, the Revolving Commitments shall be permanently reduced ratably among the Revolving Lenders in accordance with their applicable Revolving Commitments in an aggregate amount equal to such excess, and Borrower shall comply with Section 2.10(b).
          Amounts to be applied pursuant to this Section 2.10 to the prepayment of Tranche B Loans and Revolving Loans shall be applied, as applicable, first to reduce outstanding ABR Term Loans and ABR Revolving Loans, respectively. Any amounts remaining after each such application shall be applied to prepay Eurodollar Term Loans or Eurodollar Revolving Loans, as applicable. Notwithstanding the foregoing, if the amount of any prepayment of Loans required under this Section 2.10 shall be in excess of the amount of the ABR Loans at the time outstanding (an “Excess Amount”), only the portion of the amount of such prepayment as is equal to the amount of such outstanding ABR Loans shall be immediately prepaid and, at the election of Borrower, the Excess Amount shall be either (A) deposited in an escrow account on terms satisfactory to the Collateral Agent and applied to the prepayment of Eurodollar Loans on the last day of the then next-expiring Interest Period for Eurodollar Loans; provided that (i) interest in respect of such Excess Amount shall continue to accrue thereon at the rate provided hereunder for the Loans which such Excess Amount is intended to repay until such Excess Amount shall have been used in full to repay such Loans and (ii) at any time while a Default has occurred and is continuing, the Administrative Agent may, and upon written direction from the Required Lenders shall, apply any or all proceeds then on deposit to the payment of such Loans in an amount equal to such Excess Amount or (B) prepaid immediately, together with any amounts owing to the Lenders under Section 2.13.
          (j) Notice of Prepayment. Borrower shall notify the Administrative Agent by written notice of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment and (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.07, then such notice of prepayment may be revoked if such termination is revoked in accordance with Section 2.07. Each such notice shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of a Credit Extension of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing and otherwise in accordance with this Section 2.10. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.06.
          SECTION 2.11 Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:
     (a) the Administrative Agent determines (which determination shall be final and conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBOR Rate for such Interest Period, or
     (b) the Administrative Agent is advised in writing by the Required Lenders that the Adjusted LIBOR Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;
then the Administrative Agent shall give written notice thereof to Borrower and the Lenders as promptly as practicable thereafter and, until the Administrative Agent notifies Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.
          SECTION 2.12 Yield Protection.
          (a) Increased Costs Generally. If any Change in Law shall:
     (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in, by any Lender (except any reserve requirement reflected in the Adjusted LIBOR Rate) or the Issuing Bank;
     (ii) subject any Lender or the Issuing Bank to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any Loan made by it, or change the basis of taxation of payments to such Lender or the Issuing Bank in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 2.15 and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender or the Issuing Bank); or
     (iii) impose on any Lender or the Issuing Bank or the London interbank market any other condition, cost or expense affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender, the Issuing Bank or such Lender’s or the Issuing Bank’s holding company, if any, of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or any other amount), then, upon request of such Lender or the Issuing Bank, Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.
          (b) Capital Requirements. If any Lender or the Issuing Bank determines (in good faith, but in its sole absolute discretion) that any Change in Law affecting such Lender or the Issuing Bank or any lending office of such Lender or such Lender’s or the Issuing Bank’s holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Bank’s capital or on the capital of such Lender’s or the Issuing Bank’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Bank’s policies and the policies of such Lender’s or the Issuing Bank’s holding company with respect to capital adequacy), then from time to time Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company for any such reduction suffered.
          (c) Certificates for Reimbursement. A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section 2.12 and delivered to Borrower shall be conclusive absent manifest error. Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.
          (d) Delay in Requests. Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section 2.12 shall not constitute a waiver of such Lender’s or the Issuing Bank’s right to demand such compensation; provided that Borrower shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs incurred or reductions suffered more than six months prior to the date that such Lender or the Issuing Bank, as the case may be, notifies Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Issuing Bank’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof) .
          SECTION 2.13 Breakage Payments. In the event of (a) the payment or prepayment, whether optional or mandatory, of any principal of any Eurodollar Loan earlier than the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan earlier than the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Revolving Loan or Tranche B Loan on the date specified in any notice delivered pursuant hereto or (d) the assignment of any Eurodollar Loan earlier than the last day of the Interest Period applicable thereto as a result of a request by Borrower pursuant to

Section 2.16(b), then, in any such event, Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBOR Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the Eurodollar market. A certificate of any Lender setting forth in reasonable detail any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.13 shall be delivered to Borrower (with a copy to the Administrative Agent) and shall be conclusive and binding absent manifest error. Borrower shall pay such Lender the amount shown as due on any such certificate within 5 days after receipt thereof.
          SECTION 2.14 Payments Generally; Pro Rata Treatment; Sharing of Setoffs.
          (a) Payments Generally. Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or Reimbursement Obligations, or of amounts payable under Section 2.12, 2.13, 2.15 or 10.03, or otherwise) on or before the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 2:00 p.m., New York City time), on the date when due, in immediately available funds, without setoff, deduction or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 200 Park Avenue, New York, NY 10166 (or such other offices as designated by the Administrative Agent), except payments to be made directly to the Issuing Bank as expressly provided herein and except that payments pursuant to Sections 2.12, 2.13, 2.15 and 10.03 shall be made directly to the persons entitled thereto and payments pursuant to other Loan Documents shall be made to the persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, unless specified otherwise, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars, except as expressly specified otherwise.
          (b) Pro Rata Treatment.
          (i) Each payment by Borrower of interest in respect of the Loans shall be applied to the amounts of such obligations owing to the Lenders pro rata according to the respective amounts then due and owing to the Lenders.
          (ii) Each payment on account of principal of the Tranche B Loans shall be allocated among the Tranche B Lenders pro rata based on the principal amount of the Tranche B Loans held by the Tranche B Lenders. Each payment by Borrower on account of principal of the Revolving Borrowings shall be made pro rata according to the respective outstanding principal amounts of the Revolving Loans then held by the Revolving Lenders.

          (c) Insufficient Funds. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, Reimbursement Obligations, interest and fees then due hereunder, such funds shall be applied (i) first, toward payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, toward payment of principal and Reimbursement Obligations then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and Reimbursement Obligations then due to such parties.
          (d) Sharing of Setoff. If any Lender (and/or the Issuing Bank, which shall be deemed a “Lender” for purposes of this Section 2.14(d)) shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other Obligations resulting in such Lender’s receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other Obligations greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that:
     (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and
     (ii) the provisions of this paragraph shall not be construed to apply to (x) any payment made by Borrower pursuant to and in accordance with the express terms of this Agreement or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to Borrower or any Subsidiary thereof (as to which the provisions of this paragraph shall apply).
Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable Requirements of Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation. If under applicable bankruptcy, insolvency or any similar law any Secured Party receives a secured claim in lieu of a setoff or counterclaim to which this Section 2.14(d) applies, such Secured Party shall to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights to which the Secured Party is entitled under this Section 2.14(d) to share in the benefits of the recovery of such secured claim.
          (e) Borrower Default. Unless the Administrative Agent shall have received notice from Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that Borrower will not make such payment, the Administrative Agent may assume that Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.
          (f) Lender Default. If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.02(c), 2.14(e), 2.17(d), 2.18(d), 2.18(e) or 10.03(c), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.
          SECTION 2.15 Taxes.
          (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Loan Parties hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes; provided that if the Loan Parties shall be required by applicable Requirements of Law to deduct or withhold any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required withholding or deductions (including withholding or deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank, as the case may be, receives an amount equal to the sum it would have received had no such withholding or deductions been made, (ii) the applicable Loan Party shall make such withholding or deductions and (iii) the applicable Loan Party shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with applicable Requirements of Law.
          (b) Payment of Other Taxes by Borrower. Without limiting the provisions of paragraph (a) above, Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Requirements of Law.
          (c) Indemnification by Borrower. Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within 10 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) payable by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Borrower by a Lender or the Issuing Bank (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.
          (d) Evidence of Payments. Promptly following the Administrative Agent’s reasonable request a Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by a Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
          (e) Status of Lenders. Any Foreign Lender shall, to the extent it may lawfully do so, deliver to Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

     (i) duly completed copies of Internal Revenue Service Form W-8BEN claiming eligibility for exemption from or reduction of United States withholding tax of an income tax treaty to which the United States of America is a party,
     (ii) duly completed copies of Internal Revenue Service Form W-8ECI,
     (iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate, in substantially the form of Exhibit Q, or any other form approved by the Administrative Agent, to the effect that such Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and (y) duly completed copies of Internal Revenue Service Form W-8BEN, or
     (iv) any other form prescribed by applicable Requirements of Law as a basis for claiming exemption from or a reduction in United States federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable Requirements of Law to permit Borrower to determine the withholding or deduction required to be made.
          In addition, each Foreign Lender agrees that it will deliver to the extent it may lawfully do so upon Borrower’s or the Administrative Agent’s reasonable request updated versions of the foregoing, as applicable, whenever the previous certification has become obsolete or inaccurate in any material respect, together with such other forms as may be required in order to confirm or establish the entitlement of such Foreign Lender to a continued exemption from or reduction in United States federal withholding tax.
          (f) Treatment of Certain Refunds. If the Administrative Agent, a Lender or the Issuing Bank determines, in its sole discretion, that it has received a refund of any Indemnified Taxes or Other Taxes as to which it has been indemnified by Borrower or with respect to which Borrower has paid additional amounts pursuant to this Section, it shall pay to Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by Borrower under this Section with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent, such Lender or the Issuing Bank, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that Borrower, upon the request of the Administrative Agent, such Lender or the Issuing Bank, agrees to repay the amount paid over to Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Lender or the Issuing Bank in the event the Administrative Agent, such Lender or the Issuing Bank is required to repay such refund to such Governmental Authority. This paragraph shall not be construed to require the Administrative Agent, any Lender or the Issuing Bank to make available its tax returns (or any other information relating to its taxes that it deems confidential) to Borrower or any other person. Notwithstanding anything to the contrary, in no event will any Lender be required to pay any amount to Borrower the payment of which would place such Lender in a less favorable net after-tax position than such Lender would have been in if the additional amounts giving rise to such refund of any Indemnified Taxes or Other Taxes had never been paid.

          SECTION 2.16 Mitigation Obligations; Replacement of Lenders.
          (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 2.12, or requires Borrower to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.12 or 2.15, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. A certificate setting forth such costs and expenses submitted by such Lender to Borrower shall be conclusive absent manifest error.
          (b) Replacement of Lenders. If any Lender or Participant requests compensation under Section 2.12, or if Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, or if any Lender defaults in its obligation to fund Loans hereunder, or if Borrower exercises its replacement rights under Section 10.02(d), then Borrower may, at its sole expense and effort, upon notice to such Lender or Participant and the Administrative Agent, require such Lender or Participant to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.04), all of its interests, rights and obligations under this Agreement and the other Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:
     (i) Borrower shall have paid to the Administrative Agent the processing and recordation fee specified in Section 10.04(b);
     (ii) such Lender or Participant shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 2.13), assuming for this purpose (in the case of a Lender being replaced pursuant to Section 10.02(d)) that the Loans of such Lender or Participant were being prepaid) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or Borrower (in the case of all other amounts;
     (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to Section 2.15, such assignment will result in a reduction in such compensation or payments thereafter; and
     (iv) such assignment does not conflict with applicable Requirements of Law.
A Lender or Participant shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or Participant or otherwise, the circumstances entitling Borrower to require such assignment and delegation cease to apply.
          SECTION 2.17 [Reserved].

          SECTION 2.18 Letters of Credit.
          (a) General. Subject to the terms and conditions set forth herein, Borrower may request the Issuing Bank to issue Letters of Credit for its own account or the account of a Subsidiary in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Revolving Availability Period (provided that Borrower shall be a co-applicant, and be jointly and severally liable, with respect to each Letter of Credit issued for the account of a Subsidiary). The Issuing Bank shall have no obligation to issue, and Borrower shall not request the issuance of, any Letter of Credit at any time if after giving effect to such issuance, the LC Exposure would exceed the LC Commitment or the total Revolving Exposure would exceed the total Revolving Commitments. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by Borrower to, or entered into by Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.
          (b) Request for Issuance, Amendment, Renewal, Extension; Certain Conditions and Notices. To request the issuance of a Letter of Credit or the amendment, renewal or extension of an outstanding Letter of Credit, Borrower shall deliver, by hand or telecopier (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank), an LC Request to the Issuing Bank and the Administrative Agent not later than 11:00 a.m. on the third Business Day preceding the requested date of issuance, amendment, renewal or extension (or such later date and time as is acceptable to the Issuing Bank).
          A request for an initial issuance of a Letter of Credit shall specify in form and detail satisfactory to the Issuing Bank:
          (i) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day);
          (ii) the amount thereof;
          (iii) the expiry date thereof (which shall not be later than the close of business on the Letter of Credit Expiration Date);
          (iv) the name and address of the beneficiary thereof;
          (v) whether the Letter of Credit is to be issued for its own account or for the account of one of its Subsidiaries (provided that Borrower shall be a co-applicant, and therefore jointly and severally liable, with respect to each Letter of Credit issued for the account of a Subsidiary);
          (vi) if available, the documents to be presented by such beneficiary in connection with any drawing thereunder;
          (vii) the full text of any certificate to be presented by such beneficiary in connection with any drawing thereunder; and
          (viii) such other matters as the Issuing Bank may reasonably require.
          A request for an amendment, renewal or extension of any outstanding Letter of Credit shall specify in form and detail satisfactory to the Issuing Bank:

     (i) the Letter of Credit to be amended, renewed or extended;
     (ii) the proposed date of amendment, renewal or extension thereof (which shall be a Business Day);
     (iii) the nature of the proposed amendment, renewal or extension; and
     (iv) such other matters as the Issuing Bank may reasonably require.
If requested by the Issuing Bank, Borrower also shall submit a letter of credit application on the Issuing Bank’s standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and, upon issuance, amendment, renewal or extension of each Letter of Credit, Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension, (i) the LC Exposure shall not exceed the LC Commitment, (ii) the total Revolving Exposures shall not exceed the total Revolving Commitments and (iii) the conditions set forth in Article IV in respect of such issuance, amendment, renewal or extension shall have been satisfied. Unless the Issuing Bank shall agree otherwise, no Letter of Credit shall be in an initial amount less than $5,000.
          Upon the issuance of any Letter of Credit or amendment, renewal, extension or modification to a Letter of Credit, the Issuing Bank shall promptly notify the Administrative Agent, who shall promptly notify each Revolving Lender, thereof, which notice shall be accompanied by a copy of such Letter of Credit or amendment, renewal, extension or modification to a Letter of Credit and the amount of such Lender’s respective participation in such Letter of Credit pursuant to Section 2.18(d). On the first Business Day of each fiscal quarter, the Issuing Bank shall provide to the Administrative Agent a report listing all outstanding Letters of Credit and the amounts and beneficiaries thereof and the Administrative Agent shall promptly provide such report to each Revolving Lender.
          (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date which is one year after the date of the issuance of such Standby Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the Letter of Credit Expiration Date.
          (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby irrevocably grants to each Revolving Lender, and each Revolving Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Revolving Lender’s Pro Rata Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Revolving Lender’s Pro Rata Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by Borrower on the date due as provided in Section 2.18(e), or of any reimbursement payment required to be refunded to Borrower for any reason. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, or expiration, termination or cash collateralization of any Letter of Credit and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

          (e) Reimbursement.
          (i) If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, Borrower shall reimburse such LC Disbursement by paying to the Issuing Bank an amount equal to such LC Disbursement not later than 3:00 p.m., New York City time, on the date that such LC Disbursement is made if Borrower shall have received notice of such LC Disbursement prior to 11:00 a.m., New York City time, on such date, or, if such notice has not been received by Borrower prior to such time on such date, then not later than 3:00 p.m., New York City time, on the Business Day immediately following the day that Borrower receives such notice.
          (ii) If Borrower fails to make such payment when due, the Issuing Bank shall notify the Administrative Agent and the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from Borrower in respect thereof and such Revolving Lender’s Pro Rata Percentage thereof. Each Revolving Lender shall pay by wire transfer of immediately available funds to the Administrative Agent not later than 2:00 p.m., New York City time, on such date (or, if such Revolving Lender shall have received such notice later than 12:00 noon, New York City time, on any day, not later than 11:00 a.m., New York City time, on the immediately following Business Day), an amount equal to such Revolving Lender’s Pro Rata Percentage of the unreimbursed LC Disbursement in the same manner as provided in Section 2.02(c) with respect to Revolving Loans made by such Revolving Lender, and the Administrative Agent will promptly pay to the Issuing Bank the amounts so received by it from the Revolving Lenders. The Administrative Agent will promptly pay to the Issuing Bank any amounts received by it from Borrower pursuant to the above paragraph prior to the time that any Revolving Lender makes any payment pursuant to the preceding sentence and any such amounts received by the Administrative Agent from Borrower thereafter will be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made such payments and to the Issuing Bank, as appropriate.
          (iii) If any Revolving Lender shall not have made its Pro Rata Percentage of such LC Disbursement available to the Administrative Agent as provided above, each of such Revolving Lender and Borrower severally agrees to pay interest on such amount, for each day from and including the date such amount is required to be paid in accordance with the foregoing to but excluding the date such amount is paid, to the Administrative Agent for the account of the Issuing Bank at (i) in the case of Borrower, the rate per annum set forth in Section 2.18(h) and (ii) in the case of such Lender, at a rate determined by the Administrative Agent in accordance with banking industry rules or practices on interbank compensation.
          (f) Obligations Absolute. The Reimbursement Obligation of Borrower as provided in Section 2.18(e) shall be absolute, unconditional and irrevocable, and shall be paid and performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein; (ii) any draft or other document presented under a Letter of Credit being proved to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that fails to comply with the terms of such Letter of Credit; (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.18, constitute a legal or equitable discharge of, or provide a right of setoff against, the obligations of Borrower hereunder; (v) the fact that a Default shall have occurred and be continuing; or (vi) any material adverse change in the business, property, results of operations, prospects or condition, financial or otherwise, of Borrower and its Subsidiaries. None of the Agents, the Lenders,

the Issuing Bank or any of their Affiliates shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by Borrower to the extent permitted by applicable Requirements of Law) suffered by Borrower that are caused by the Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.
          (g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly give written notice to the Administrative Agent and Borrower of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve Borrower of its Reimbursement Obligation to the Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement (other than with respect to the timing of such Reimbursement Obligation set forth in Section 2.18(e)).
          (h) Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest payable on demand, for each day from and including the date such LC Disbursement is made to but excluding the date that Borrower reimburses such LC Disbursement, at the rate per annum determined pursuant to Section 2.06(c). Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to Section 2.18(e) to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.
          (i) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, Borrower shall deposit on terms and in accounts satisfactory to the Collateral Agent, in the name of the Collateral Agent and for the benefit of the Revolving Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to Borrower described in Section 8.01(g) or (h). Funds so deposited shall be applied by the Collateral Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of outstanding Reimbursement Obligations or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other Obligations of Borrower under this Agreement. If Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount plus any accrued interest or realized profits with respect to such amounts (to the extent not applied as aforesaid) shall be returned to Borrower within three Business Days after all Events of Default have been cured or waived.
          (j) Additional Issuing Banks. Borrower may, at any time and from time to time, designate one or more additional Revolving Lenders to act as an issuing bank under the terms of this Agreement, with the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed), the Issuing Bank and such Revolving Lender(s). Any Lender designated as an issuing bank pursuant to this paragraph (j) shall be deemed (in addition to being a Revolving Lender) to be the Issuing Bank with respect to Letters of Credit issued or to be issued by such Revolving Lender, and all references herein and in the other Loan Documents to the term “Issuing Bank” shall, with respect to such Letters of Credit, be deemed to refer to such Revolving Lender in its capacity as Issuing Bank, as the context shall require.
          (k) Resignation or Removal of the Issuing Bank. The Issuing Bank may resign as Issuing Bank hereunder at any time upon at least 30 days’ prior notice to the Lenders, the Administrative Agent and Borrower. The Issuing Bank may be replaced at any time by written agreement among Borrower, each Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank or any such additional Issuing Bank. At the time any such resignation or replacement shall become effective, Borrower shall pay all unpaid fees accrued and then due for the account of the replaced Issuing Bank pursuant to Section 2.05(c). From and after the effective date of any such resignation or replacement or addition, as applicable, (i) the successor or additional Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued by it thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or such addition or to any previous Issuing Bank, or to such successor or such addition and all previous Issuing Banks, as the context shall require. After the resignation or replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such resignation or replacement, but shall not be required to issue additional Letters of Credit. If at any time there is more than one Issuing Bank hereunder, Borrower may, in its discretion, select which Issuing Bank is to issue any particular Letter of Credit.
          (l) Other. The Issuing Bank shall be under no obligation to issue any Letter of Credit if
     (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from issuing such Letter of Credit, or any Requirement of Law applicable to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Issuing Bank in good faith deems material to it; or
     (ii) the issuance of such Letter of Credit would violate one or more policies of the Issuing Bank.
     The Issuing Bank shall be under no obligation to amend any Letter of Credit if (A) the Issuing Bank would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.
          SECTION 2.19 Increase in Commitments.
          (a) Borrower Request. Borrower may by written notice to the Administrative Agent elect to request the establishment of one or more new Tranche B Loan Commitments (each, an “Incremental Tranche B Loan Commitment”) by an amount not in excess of $50,000,000 in the aggregate. Each such notice shall specify (i) the date (each, an “Increase Effective Date”) on which Borrower proposes that the new Commitments shall be effective, which shall be a date not less than 10 Business Days after the date on which such notice is delivered to the Administrative Agent and (ii) the identity of each Eligible Assignee to whom Borrower proposes any portion of such new Commitments be allocated and the amounts of such allocations; provided that any existing Lender approached to provide all or a portion of the new Commitments may elect or decline, in its sole discretion, to provide such increased or new Commitment.
          (b) Conditions. The increased or new Commitments shall become effective, as of such Increase Effective Date; provided that:
     (i) each of the conditions set forth in Section 4.02 shall be satisfied;
     (ii) no Default shall have occurred and be continuing or would result from the borrowings to be made on the Increase Effective Date;
     (iii) after giving pro forma effect to (A) the borrowings to be made on the Increase Effective Date and (B) any change in Consolidated EBITDA and any increase in Indebtedness resulting from the consummation of any Permitted Acquisition concurrently with such borrowings, in each case, as of the date of the most recent financial statements delivered pursuant to Section 5.01(a) or (b), Borrower shall be in compliance with the covenant set forth in Section 6.10 and the First Lien Leverage Ratio shall not be greater than the amount set forth on Annex III; and
     (iv) Borrower shall deliver or cause to be delivered any legal opinions or other documents reasonably requested by the Administrative Agent in connection with any such transaction.
          (c) Terms of New Loans and Commitments. The terms and provisions of Loans made pursuant to the new Commitments shall be as follows:
      (i) terms and provisions of Loans made pursuant to Incremental Tranche B Loan Commitments (“Incremental Term Loans”) shall be, except as otherwise set forth herein or in the Increase Joinder, identical to the Tranche B Loans (it being understood that Incremental Term Loans may be a part of the Tranche B Loans);
     (ii) the weighted average life to maturity of any Incremental Term Loans shall be no shorter than the weighted average life to maturity of the existing Tranche B Loans;
     (iii) the maturity date of Incremental Term Loans (the “Incremental Term Loan Maturity Date”) shall not be earlier than the Final Maturity Date; and
     (iv) the Applicable Margins for the Incremental Term Loans shall be determined by Borrower and the Lenders of the Incremental Term Loans; provided that in the event that the Applicable Margins for any Incremental Term Loans are greater than the Applicable Margins for the Tranche B Loans by more than 25 basis points, then the Applicable Margins for the Tranche B Loans shall be increased to the extent necessary so that the Applicable Margins for the Incremental Term Loans are equal to the Applicable Margins for the Tranche B Loans plus 25 basis points; provided, further, that in determining the Applicable Margins applicable to the Tranche B Loans and the Incremental Term Loans, (x) original issue discount (“OID”) or upfront fees (which shall be deemed to constitute like amounts of OID) payable by Borrower to the Lenders of the Tranche B Loans or the Incremental Term Loans in the primary syndication thereof shall be included (with OID being equated to interest based on an assumed four-year life to maturity) and (y) customary arrangement or commitment fees payable to the Arrangers (or their respective affiliates) in connection with the Tranche B Loans or to one or more arrangers (or their affiliates) of the Incremental Term Loans shall be excluded.
The new Commitments shall be effected by a joinder agreement (the “Increase Joinder”) executed by Borrower, the Administrative Agent and each Lender making such increased or new Commitment, in form and substance reasonably satisfactory to each of them. The Increase Joinder may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 2.19. In addition, unless otherwise specifically provided herein, all references in Loan Documents to Tranche B Loans shall be deemed, unless the context otherwise requires, to include references to Incremental Term Loans that are Tranche B Loans made pursuant to this Agreement.
          (d) Making of New Tranche B Loans. On any Increase Effective Date on which new Commitments for Tranche B Loans are effective, subject to the satisfaction of the foregoing terms and conditions, each Lender of such new Commitment shall make a Tranche B Loan to Borrower in an amount equal to its new Commitment.
          (e) Equal and Ratable Benefit. The Loans and Commitments established pursuant to this paragraph shall constitute Loans and Commitments under, and shall be entitled to all the benefits afforded by, this Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Security Documents. The Loan Parties shall take any actions reasonably required by the Administrative Agent to ensure and/or demonstrate that the Lien and security interests granted by the Security Documents continue to be perfected under the UCC or otherwise after giving effect to the establishment of any such Incremental Term Loans or any such new Commitments.

ARTICLE III
REPRESENTATIONS AND WARRANTIES
          Each Loan Party represents and warrants to the Administrative Agent, the Collateral Agent, the Issuing Bank and each of the Lenders (with references to the Companies being references thereto after giving effect to the Transactions unless otherwise expressly stated) that:
          SECTION 3.01 Organization; Powers. Each Company (a) is duly organized and validly existing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to carry on its business as now conducted and to own and lease its property and (c) is qualified and in good standing (to the extent such concept is applicable in the applicable jurisdiction) to do business in every jurisdiction where such qualification is required, except in such jurisdictions where the failure to so qualify or be in good standing, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. There is no existing default under any Organizational Document of any Company or any event which, with the giving of notice or passage of time or both, would constitute a default by any party thereunder.
          SECTION 3.02 Authorization; Enforceability. The Transactions to be entered into by each Loan Party are within such Loan Party’s powers and have been duly authorized by all necessary action on the part of such Loan Party. This Agreement has been duly executed and delivered by each Loan Party and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
          SECTION 3.03 No Conflicts. Except as set forth on Schedule 3.03, the Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, (ii) filings necessary to perfect Liens created by the Loan Documents and (iii) consents, approvals, registrations, filings, permits or actions the failure to obtain or perform which could not reasonably be expected to result in a Material Adverse Effect, (b) will not violate the Organizational Documents of any Company, (c) will not violate any Requirement of Law, (d) will not violate or result in a default or require any consent or approval under any indenture, agreement or other instrument binding upon any Company or its property, or give rise to a right thereunder to require any payment to be made by any Company, except for violations, defaults or the creation of such rights that could not reasonably be expected to result in a Material Adverse Effect, and (e) will not result in the creation or imposition of any Lien on any property of any Company, except Liens created by the Loan Documents and Permitted Liens.
          SECTION 3.04 Financial Statements; Projections.
                (a) Historical Financial Statements. Borrower has heretofore delivered to the Lenders the consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of Borrower (i) as of and for the fiscal years ended 2004, 2005 and, if available, 2006, audited by and accompanied by the unqualified opinion of Ernst & Young LLP, independent public accountants, and (ii) as of and (x) for each fiscal quarter of the fiscal year in which the Closing Date occurs ended prior to 45 days prior to the Closing Date and (y) for each monthly financial period of the fiscal year ended after the most recent fiscal quarter in clause (x) and ended prior to 30 days prior to the Closing Date and for the comparable period of the preceding fiscal year, in each case, certified by the chief financial officer of Borrower. Such financial statements and all financial statements delivered pursuant to Sections 5.01(a), (b) and (c) have been prepared in accordance with GAAP and present fairly and accurately the financial condition and results of operations and cash flows of the Acquired Business as of the dates and for the periods to which they relate.
          (b) No Liabilities. Except as set forth in the financial statements referred to in Section 3.04(a), there are no liabilities of any Company of any kind, whether accrued, contingent, absolute, determined, determinable or otherwise, which could reasonably be expected to result in a Material Adverse Effect, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability, other than liabilities under the Loan Documents. Since December 31, 2006, there has been no event, change, circumstance or occurrence that, individually or in the aggregate, has had or could reasonably be expected to result in a Material Adverse Effect.
          (c) Forecasts. The forecasts of financial performance of Holdings and its subsidiaries furnished to the Lenders have been prepared in good faith by Borrower and based on assumptions believed by Borrower to reasonable.
          SECTION 3.05 Properties.
          (a) Generally. Each Company has good title to, or valid leasehold interests in, all its property material to its business, free and clear of all Liens except for, in the case of Collateral, Permitted Collateral Liens and, in the case of all other material property, Permitted Liens and minor irregularities or deficiencies in title that, individually or in the aggregate, do not interfere with its ability to conduct its business as currently conducted or to utilize such property for its intended purpose. The property of the Companies, taken as a whole, (i) is in good operating order, condition and repair (ordinary wear and tear excepted) and (ii) constitutes all the property which is required for the business and operations of the Companies as presently conducted.
          (b) Real Property. Schedules 8(a) and 8(b) to the Perfection Certificate dated the Closing Date contain a true and complete list of each interest in Real Property (i) owned by any Company as of the date hereof and describes the type of interest therein held by such Company and whether such owned Real Property is leased and if leased whether the underlying Lease contains any option to purchase all or any portion of such Real Property or any interest therein or contains any right of first refusal relating to any sale of such Real Property or any portion thereof or interest therein and (ii) leased, subleased or otherwise occupied or utilized by any Company, as lessee, sublessee, franchisee or licensee, as of the date hereof and describes the type of interest therein held by such Company and, in each of the cases described in clauses (i) and (ii) of this Section 3.05(b), whether any Lease requires the consent of the landlord or tenant thereunder, or other party thereto, to the Transactions.
          (c) No Casualty Event. No Company has received any notice of, nor has any knowledge of, the occurrence or pendency or contemplation of any Casualty Event affecting all or any portion of its property. No Mortgage encumbers improved Real Property that is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards within the meaning of the National Flood Insurance Act of 1968 unless flood insurance available under such Act has been obtained in accordance with Section 5.04.
          (d) Collateral. Each Company owns or has rights to use all of the Collateral and all rights with respect to any of the foregoing used in, necessary for or material to each Company’s business as currently conducted. The use by each Company of such Collateral and all such rights with respect to the foregoing do not infringe on the rights of any person other than such infringement which could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. No claim has been made and remains outstanding that any Company’s use of any Collateral does or may violate the rights of any third party that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
          SECTION 3.06 Intellectual Property.
          (a) Ownership/No Claims. Each Loan Party owns, or is licensed to use, all patents, patent applications, trademarks, trade names, service marks, copyrights, technology, trade secrets, proprietary information, domain names, know-how and processes necessary for the conduct of its business as currently conducted (the “Intellectual Property”), except for those the failure to own or license which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Except as set forth on Schedule 3.06(a) to this Agreement, no claim has been asserted and is pending by any person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does any Loan Party know of any valid basis for any such claim. The use of such Intellectual Property by each Loan Party does not infringe the rights of any person, except for such claims and infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.
          (b) Registrations. Except pursuant to licenses and other user agreements entered into by each Loan Party in the ordinary course of business that are listed in Schedule 12(a) or 12(b) to the Perfection Certificate, on and as of the date hereof (i) each Loan Party owns and possesses the right to use, and has done nothing to authorize or enable any other person to use, any copyright, patent or trademark (as such terms are defined in the Security Agreement) listed in Schedule 12(a) or 12(b) to the Perfection Certificate and (ii) all registrations listed in Schedule 12(a) or 12(b) to the Perfection Certificate are valid and in full force and effect.
          (c) No Violations or Proceedings. To each Loan Party’s knowledge, on and as of the date hereof, there is no material violation by others of any right of such Loan Party with respect to any copyright, patent or trademark listed in Schedule 12(a) or 12(b) to the Perfection Certificate, pledged by it under the name of such Loan Party except as may be set forth on Schedule 3.06(c).
          SECTION 3.07 Equity Interests and Subsidiaries.
          (a) Equity Interests. Schedules 1(a) and 10(a) to the Perfection Certificate dated the Closing Date set forth a list of (i) all the Subsidiaries of Holdings and their jurisdictions of organization as of the Closing Date and (ii) the number of each class of its Equity Interests authorized, and the number outstanding, on the Closing Date and the number of shares covered by all outstanding options, warrants, rights of conversion or purchase and similar rights at the Closing Date. All Equity Interests of each Company are duly and validly issued and are fully paid and non-assessable, and, other than the Equity Interests of Borrower, are owned by Borrower, directly or indirectly through Wholly Owned Subsidiaries. All Equity Interests of Borrower are owned directly by Holdings. Each Loan Party is the record and beneficial owner of, and has good and marketable title to, the Equity Interests pledged by it under the Security Agreement, free of any and all Liens, rights or claims of other persons, except the security interest created by the Security Agreement, and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any such Equity Interests.

          (b) No Consent of Third Parties Required. No consent of any person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary or reasonably desirable (from the perspective of a secured party) in connection with the creation, perfection or first priority status of the security interest of the Collateral Agent in any Equity Interests pledged to the Collateral Agent for the benefit of the Secured Parties under the Security Agreement or the exercise by the Collateral Agent of the voting or other rights provided for in the Security Agreement or the exercise of remedies in respect thereof.
          (c) Organizational Chart. An accurate organizational chart, showing the ownership structure of Holdings, Borrower and each Subsidiary on the Closing Date, and after giving effect to the Transactions, is set forth on Schedule 10(a) to the Perfection Certificate dated the Closing Date.
          SECTION 3.08 Litigation; Compliance with Laws. There are no actions, suits, investigations or proceedings at law or in equity by or before any Governmental Authority now pending or, to the knowledge of any Company, threatened against or affecting any Company or any business, property or rights of any Company (i) that involve any Loan Document or any of the Transactions or (ii) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. Except for matters covered by Section 3.18, no Company or any of its property is in violation of, nor will the continued operation of its property as currently conducted violate, any Requirements of Law (including any zoning or building ordinance, code or approval or any building permits) or any restrictions of record or agreements affecting any Company’s Real Property or is in default with respect to any Requirement of Law, where such violation or default, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.
          SECTION 3.09 Agreements. No Company is a party to any agreement or instrument or subject to any corporate or other constitutional restriction that has resulted or could reasonably be expected to result in a Material Adverse Effect. No Company is in default in any manner under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other agreement or instrument to which it is a party or by which it or any of its property is or may be bound, where such default could reasonably be expected to result in a Material Adverse Effect, and no condition exists which, with the giving of notice or the lapse of time or both, would constitute such a default. Schedule 3.09 accurately and completely lists all Material Contracts to which any Borrower or any of its Subsidiaries is a party which are in effect on the date hereof in connection with the operation of the business conducted thereby and Borrower has delivered to the Administrative Agent complete and correct copies of all such Material Contracts, including any amendments, supplements or modifications with respect thereto, and all such agreements are in full force and effect.
          SECTION 3.10 Federal Reserve Regulations. No Company is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock. No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the regulations of the Board, including Regulation T, U or X. The pledge of the Securities Collateral pursuant to the Security Agreement does not violate such regulations.
          SECTION 3.11 Investment Company Act. No Company is an “investment company” or a company “controlled” by an “investment company,” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.

          SECTION 3.12 Use of Proceeds. Borrower will use the proceeds of (a) the Tranche B Loans to effect the Acquisition and the Refinancing finance the Transactions and pay related fees and expenses and (b) the Revolving Loans after the Closing Date for general corporate purposes (including to effect Permitted Acquisitions) it being understood that no Revolving Loans shall be made on the Closing Date.
          SECTION 3.13 Taxes. Each Company has (a) timely filed or caused to be timely filed all federal Tax Returns and all material state, local and foreign Tax Returns or materials required to have been filed by it and all such Tax Returns are true and correct in all material respects and (b) duly and timely paid, collected or remitted or caused to be duly and timely paid, collected or remitted all Taxes (whether or not shown on any Tax Return) due and payable, collectible or remittable by it and all assessments received by it (including in its capacity as a withholding agent), except Taxes (i) that are being contested in good faith by appropriate proceedings and for which such Company has set aside on its books adequate reserves in accordance with GAAP and (ii) which could not, individually or in the aggregate, have a Material Adverse Effect. Each Company has made adequate provision in accordance with GAAP for all Taxes not yet due and payable. Each Company is unaware of any proposed or pending tax assessments, deficiencies or audits that could be reasonably expected to, individually or in the aggregate, result in a Material Adverse Effect. No Company has ever been a party to any understanding or arrangement constituting a “tax shelter” within the meaning of Section 6111(c), Section 6111(d) or Section 6662(d)(2)(C)(iii) of the Code, or has ever “participated” in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4, except as could not be reasonably expected to, individually or in the aggregate, result in a Material Adverse Effect.
          SECTION 3.14 No Material Misstatements. No information, report, financial statement, certificate, Borrowing Request, LC Request, exhibit or schedule furnished by or on behalf of any Company to the Administrative Agent or any Lender in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto, taken as a whole, or the Confidential Information Memorandum contained or contains any material misstatement of fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were or are made, not misleading as of the date such information is dated or certified; provided that to the extent any such information, report, financial statement, exhibit or schedule was based upon or constitutes a forecast or projection, each Company represents only that it acted in good faith and utilized reasonable assumptions and due care in the preparation of such information, report, financial statement, exhibit or schedule.
          SECTION 3.15 Labor Matters. As of the Closing Date, there are no strikes, lockouts or slowdowns against any Company pending or, to the knowledge of any Company, threatened. The hours worked by and payments made to employees of any Company have not been in violation of the Fair Labor Standards Act of 1938, as amended, or any other applicable federal, state, local or foreign law dealing with such matters in any manner which could reasonably be expected to result in a Material Adverse Effect. All payments due from any Company, or for which any claim may be made against any Company, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of such Company except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which any Company is bound.
          SECTION 3.16 Solvency. Immediately after the consummation of the Transactions to occur on the Closing Date and immediately following the making of each Loan and after giving effect to the application of the proceeds of each Loan, (a) the fair value of the properties of each Loan Party (individually and on a consolidated basis with its Subsidiaries) will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of each Loan Party (individually and on a consolidated basis with its Subsidiaries) will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Loan Party (individually and on a consolidated basis with its Subsidiaries) will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each Loan Party (individually and on a consolidated basis with its Subsidiaries) will not have unreasonably small capital with which to conduct its business in which it is engaged as such business is now conducted and is proposed to be conducted following the Closing Date.
          SECTION 3.17 Employee Benefit Plans. Each Company and its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, could reasonably be expected to result in material liability of any Company or any of its ERISA Affiliates or the imposition of a Lien on any of the property of any Company. Using actuarial assumptions and computation methods consistent with subpart I of subtitle E of Title IV of ERISA, the aggregate liabilities of each Company or its ERISA Affiliates to all Multiemployer Plans in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Multiemployer Plan, could not reasonably be expected to result in a Material Adverse Effect.
          SECTION 3.18 Environmental Matters.
          (a) Except as set forth in Schedule 3.18 and except as, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect:
     (i) The Companies and their businesses, operations and Real Property are in compliance with, and the Companies have no liability under, any applicable Environmental Law; and under the currently effective business plan of the Companies, no expenditures or operational adjustments will be required in order to comply with applicable Environmental Laws during the next five years;
     (ii) The Companies have obtained all Environmental Permits required for the conduct of their businesses and operations, and the ownership, operation and use of their property, under Environmental Law, all such Environmental Permits are valid and in good standing and, under the currently effective business plan of the Companies, no expenditures or operational adjustments will be required in order to renew or modify such Environmental Permits during the next five years;
     (iii) There has been no Release or threatened Release of Hazardous Material on, at, under or from any Real Property or facility presently or formerly owned, leased or operated by the Companies or their predecessors in interest that could result in liability by the Companies under any applicable Environmental Law;
     (iv) There is no Environmental Claim pending or, to the knowledge of the Companies, threatened against the Companies, or relating to the Real Property currently or formerly owned, leased or operated by the Companies or their predecessors in interest or relating to the operations of the Companies, and there are no actions, activities, circumstances, conditions, events or incidents that could form the basis of such an Environmental Claim; and
     (v) No person with an indemnity or contribution obligation to the Companies relating to compliance with or liability under Environmental Law is in default with respect to such obligation.
          (b) Except as set forth in Schedule 3.18:
     (i) No Company is obligated to perform any action or otherwise incur any expense under Environmental Law pursuant to any order, decree, judgment or agreement by which it is bound or has assumed by contract, agreement or operation of law, and no Company is conducting or financing any Response pursuant to any Environmental Law with respect to any Real Property or any other location;
     (ii) No Real Property or facility owned, operated or leased by the Companies and, to the knowledge of the Companies, no Real Property or facility formerly owned, operated or leased by the Companies or any of their predecessors in interest is (i) listed or proposed for listing on the National Priorities List promulgated pursuant to CERCLA or (ii) listed on the Comprehensive Environmental Response, Compensation and Liability Information System promulgated pursuant to CERCLA or (iii) included on any similar list maintained by any Governmental Authority including any such list relating to petroleum;
     (iii) No Lien has been recorded or, to the knowledge of any Company, threatened under any Environmental Law with respect to any Real Property or other assets of the Companies;
     (iv) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not require any notification, registration, filing, reporting, disclosure, investigation, remediation or cleanup pursuant to any Governmental Real Property Disclosure Requirements or any other applicable Environmental Law; and
     (v) The Companies have made available to the Lenders all material records and files in the possession, custody or control of, or otherwise reasonably available to, the Companies concerning compliance with or liability under Environmental Law, including those concerning the actual or suspected existence of Hazardous Material at Real Property or facilities currently or formerly owned, operated, leased or used by the Companies.
          SECTION 3.19 Insurance. Schedule 3.19 sets forth a true, complete and correct description of all insurance maintained by each Company as of the Closing Date. All insurance maintained by the Companies is in full force and effect, all premiums have been duly paid, no Company has received notice of violation or cancellation thereof, the Premises, and the use, occupancy and operation thereof, comply in all material respects with all Insurance Requirements, and there exists no default under any Insurance Requirement. Each Company has insurance in such amounts and covering such risks and liabilities as are customary for companies of a similar size engaged in similar businesses in similar locations.

          SECTION 3.20 Security Documents.
          (a) Security Agreement. The Security Agreement is effective to create in favor of the Collateral Agent for the benefit of the Secured Parties, legal, valid and enforceable Liens on, and security interests in, the Security Agreement Collateral and, when (i) financing statements and other filings in appropriate form are filed in the offices specified on Schedule 7 to the Perfection Certificate and (ii) upon the taking of possession or control by the Collateral Agent of the Security Agreement Collateral with respect to which a security interest may be perfected only by possession or control (which possession or control shall be given to the Collateral Agent to the extent possession or control by the Collateral Agent is required by each Security Agreement), the Liens created by the Security Agreement shall constitute fully perfected Liens on, and security interests in, all right, title and interest of the grantors in the Security Agreement Collateral (other than such Security Agreement Collateral in which a security interest cannot be perfected under the UCC as in effect at the relevant time in the relevant jurisdiction), in each case subject to no Liens other than Permitted Collateral Liens.
          (b) PTO Filing; Copyright Office Filing. When the Security Agreement or a short form thereof is filed in the United States Patent and Trademark Office and the United States Copyright Office, the Liens created by such Security Agreement shall constitute fully perfected Liens on, and security interests in, all right, title and interest of the grantors thereunder in Patents (as defined in the Security Agreement) registered or applied for with the United States Patent and Trademark Office or Copyrights (as defined in such Security Agreement) registered or applied for with the United States Copyright Office, as the case may be, in each case subject to no Liens other than Permitted Collateral Liens.
          (c) Mortgages. Each Mortgage is effective to create, in favor of the Collateral Agent, for its benefit and the benefit of the Secured Parties, legal, valid and enforceable first priority Liens on, and security interests in, all of the Loan Parties’ right, title and interest in and to the Mortgaged Properties thereunder and the proceeds thereof, subject only to Permitted Collateral Liens or other Liens acceptable to the Collateral Agent, and when the Mortgages are filed in the offices specified on Schedule 8(a) to the Perfection Certificate dated the Closing Date (or, in the case of any Mortgage executed and delivered after the date thereof in accordance with the provisions of Sections 5.11 and 5.12, when such Mortgage is filed in the offices specified in the local counsel opinion delivered with respect thereto in accordance with the provisions of Sections 5.11 and 5.12), the Mortgages shall constitute fully perfected Liens on, and security interests in, all right, title and interest of the Loan Parties in the Mortgaged Properties and the proceeds thereof, in each case prior and superior in right to any other person, other than Liens permitted by such Mortgage.
          (d) Valid Liens. Each Security Document delivered pursuant to Sections 5.11 and 5.12 will, upon execution and delivery thereof, be effective to create in favor of the Collateral Agent, for the benefit of the Secured Parties, legal, valid and enforceable Liens on, and security interests in, all of the Loan Parties’ right, title and interest in and to the Collateral thereunder, and (i) when all appropriate filings or recordings are made in the appropriate offices as may be required under applicable law and (ii) upon the taking of possession or control by the Collateral Agent of such Collateral with respect to which a security interest may be perfected only by possession or control (which possession or control shall be given to the Collateral Agent to the extent required by any Security Document), such Security Document will constitute fully perfected Liens on, and security interests in, all right, title and interest of the Loan Parties in such Collateral, in each case subject to no Liens other than the applicable Permitted Collateral Liens.

          SECTION 3.21 Acquisition Documents; Representations and Warranties in Acquisition Agreement. Schedule 3.21 lists (i) each exhibit, schedule, annex or other attachment to the Acquisition Agreement and (ii) each agreement, certificate, instrument, letter or other document contemplated by the Acquisition Agreement or any item referred to in clause (i) to be entered into, executed or delivered or to become effective in connection with the Acquisition or otherwise entered into, executed or delivered in connection with the Acquisition. The Lenders have been furnished true and complete copies of each Acquisition Document to the extent executed and delivered on or prior to the Closing Date. All representations and warranties of each Company set forth in the Acquisition Agreement were true and correct in all material respects as of the time such representations and warranties were made and shall be true and correct in all material respects as of the Closing Date as if such representations and warranties were made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.
          SECTION 3.22 Anti-Terrorism Law. No Loan Party and, to the knowledge of the Loan Parties, none of its Affiliates is in violation of any Requirement of Law relating to terrorism or money laundering (“Anti-Terrorism Laws”), including Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 (the “Executive Order”), and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56.
          (a) No Loan Party and to the knowledge of the Loan Parties, no Affiliate or broker or other agent of any Loan Party acting or benefiting in any capacity in connection with the Loans is any of the following:
     (i) a person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;
     (ii) a person owned or controlled by, or acting for or on behalf of, any person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;
     (iii) a person with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;
     (iv) a person that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order; or
     (v) a person that is named as a “specially designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control (“OFAC”) at its official website or any replacement website or other replacement official publication of such list.
          (b) No Loan Party and, to the knowledge of the Loan Parties, no broker or other agent of any Loan Party acting in any capacity in connection with the Loans (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any person described in paragraph (b) above, (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order, or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

ARTICLE IV
CONDITIONS TO CREDIT EXTENSIONS
          SECTION 4.01 Conditions to Initial Credit Extension. The obligation of each Lender and, if applicable, each Issuing Bank to fund the initial Credit Extension requested to be made by it shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 4.01.
          (a) Loan Documents. All legal matters incident to this Agreement, the Credit Extensions hereunder and the other Loan Documents shall be satisfactory to the Lenders, to the Issuing Bank and to the Agents and there shall have been delivered to the Administrative Agent an executed counterpart of each of the Loan Documents and the Perfection Certificate.
          (b) Corporate Documents. The Administrative Agent shall have received:
     (i) a certificate of the secretary or assistant secretary of each Loan Party dated the Closing Date, certifying (A) that attached thereto is a true and complete copy of each Organizational Document of such Loan Party certified (to the extent applicable) as of a recent date by the Secretary of State of the state of its organization, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (C) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party (together with a certificate of another officer as to the incumbency and specimen signature of the secretary or assistant secretary executing the certificate in this clause (i));
     (ii) a certificate as to the good standing of each Loan Party (in so-called “long-form” if available) as of a recent date, from such Secretary of State (or other applicable Governmental Authority); and
     (iii) such other documents as the Lenders, the Issuing Bank or the Administrative Agent may reasonably request.
          (c) Officer’s Certificate. The Administrative Agent shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of Borrower, confirming compliance with the conditions precedent set forth in this Section 4.01 and Sections 4.02(b), (c) and (d).
          (d) Financings and Other Transactions, etc.
          (i) The Transactions shall have been consummated or shall be consummated simultaneously on the Closing Date, in each case in all material respects in accordance with the terms hereof and the terms of the Transaction Documents, without the waiver or amendment of any such terms not approved by the Administrative Agent and the Arrangers other than any waiver or amendment thereof that is not materially adverse to the interests of the Lenders.

          (ii) Borrower shall have received $50,000,000 in gross proceeds from borrowings under the Senior Unsecured Note Purchase Agreement.
          (iii) The Equity Financing shall have been consummated. The terms of the Equity Financing shall not require any payments or other distributions of cash or property in respect thereof other than payments in kind, or any purchases, redemptions or other acquisitions thereof for cash or property other than payments in kind, in each case prior to the payment in full of all obligations under the Loan Documents, except as permitted by the Loan Documents.
          (iv) The Refinancing shall have been consummated in full to the satisfaction of the Lenders with all liens in favor of the existing lenders being unconditionally released; the Administrative Agent shall have received a “pay-off” letter in form and substance reasonably satisfactory to the Administrative Agent with respect to all debt being refinanced in the Refinancing; and the Administrative Agent shall have received from any person holding any Lien securing any such debt, (or the express authority to file) such UCC termination statements, mortgage releases, releases of assignments of leases and rents, releases of security interests in Intellectual Property and other instruments, in each case in proper form for recording, as the Administrative Agent shall have reasonably requested to release and terminate of record the Liens securing such debt.
          (e) Financial Statements; Projections. The Lenders shall have received and shall be satisfied with the form of the financial statements described in Section 3.04 and with the forecasts of the financial performance of Holdings, Borrower, the Acquired Business and their respective Subsidiaries.
          (f) Indebtedness. After giving effect to the Transactions and the other transactions contemplated hereby, no Company shall have outstanding any Indebtedness or preferred stock other than (i) the Loans and Credit Extensions hereunder, (ii) the Senior Unsecured Notes, (iii) the Indebtedness listed on Schedule 6.01(b) and (iv) Indebtedness owed to Borrower or any Guarantor.
          (g) Opinions of Counsel. The Administrative Agent shall have received, on behalf of itself, the other Agents, the Arrangers, the Lenders and the Issuing Bank, a favorable written opinion of (i) Lowenstein Sandler PC, special counsel for the Loan Parties, (ii) each local counsel listed on Schedule 4.01(g), in each case (A) dated the Closing Date, (B) addressed to the Agents, the Issuing Bank and the Lenders and (C) covering the matters set forth in Exhibit N and such other matters relating to the Loan Documents and the Transactions as the Administrative Agent shall reasonably request, and (iii) a copy of each legal opinion delivered, if any, under the other Transaction Documents, accompanied by reliance letters from the party delivering such opinion authorizing the Agents, Lenders and the Issuing Bank to rely thereon as if such opinion were addressed to them.
          (h) Solvency Certificate. The Administrative Agent shall have received a solvency certificate in the form of Exhibit O, dated the Closing Date and signed by the chief financial officer of Borrower.
          (i) Requirements of Law. The Lenders shall be satisfied that the Holdings, its Subsidiaries and the Transactions shall be in full compliance with all material Requirements of Law, including Regulations T, U and X of the Board, and shall have received satisfactory evidence of such compliance reasonably requested by them.
          (j) Consents. The Lenders shall be satisfied that all requisite Governmental Authorities and third parties shall have approved or consented to the Transactions, and there shall be no governmental or judicial action, actual or threatened, that has or would have, singly or in the aggregate, a reasonable likelihood of restraining, preventing or imposing burdensome conditions on the Transactions or the other transactions contemplated hereby.
          (k) Litigation. There shall be no litigation, public or private, or administrative proceedings, governmental investigation or other legal or regulatory developments, actual or threatened, that, singly or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, or could materially and adversely affect the ability of Holdings, Borrower and the Subsidiaries to fully and timely perform their respective obligations under the Transaction Documents, or the ability of the parties to consummate the financings contemplated hereby or the other Transactions.
          (l) Sources and Uses. The sources and uses of the Loans shall be as set forth in Section 3.12.
          (m) Fees. The Arrangers and Administrative Agent shall have received all Fees and other amounts due and payable on or prior to the Closing Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including the legal fees and expenses of Cahill Gordon & Reindel llp, special counsel to the Agents, and the fees and expenses of any local counsel, foreign counsel, appraisers, consultants and other advisors) required to be reimbursed or paid by Borrower hereunder or under any other Loan Document.
          (n) Personal Property Requirements. The Collateral Agent shall have received:
     (i) satisfactory evidence that all certificates, agreements or instruments representing or evidencing the Securities Collateral accompanied by instruments of transfer and stock powers undated and endorsed in blank have been delivered to the Collateral Agent;
     (ii) satisfactory evidence that the Intercompany Note executed by and among Holdings and each of its Subsidiaries, accompanied by instruments of transfer undated and endorsed in blank have been delivered to the Collateral Agent;
     (iii) satisfactory evidence that all other certificates, agreements, including Control Agreements, or instruments necessary to perfect the Collateral Agent’s security interest in all Chattel Paper, all Instruments, all Deposit Accounts and all Investment Property of each Loan Party (as each such term is defined in the Security Agreement and to the extent required by the Security Agreement have been delivered to the Collateral Agent;
     (iv) UCC financing statements in appropriate form for filing under the UCC, filings with the United States Patent and Trademark Office and United States Copyright Office and such other documents under applicable Requirements of Law in each jurisdiction as may be necessary to perfect the Liens created, or purported to be created, by the Security Documents;
     (v) certified copies of UCC, United States Patent and Trademark Office and United States Copyright Office, tax and judgment lien searches, bankruptcy and pending lawsuit searches or equivalent reports or searches, each of a recent date listing all effective financing statements, lien notices or comparable documents that name any Loan Party as debtor and that are filed in those state and county jurisdictions in which any Loan Party is organized or maintains its principal place of business and such other searches that are required by the Perfection Certificate or that the Collateral Agent deems necessary or appropriate, none of which encumber the

Collateral covered or intended to be covered by the Security Documents (other than Permitted Collateral Liens or any other Liens acceptable to the Collateral Agent); and
     (vi) evidence acceptable to the Collateral Agent of payment or arrangements for payment by the Loan Parties of all applicable recording taxes, fees, charges, costs and expenses required for the recording of the Security Documents.
          (o) [Reserved].
          (p) Since January 29, 2007, there has not been a Target Material Adverse Effect.
          (q) USA PATRIOT Act. The Lenders shall have received, sufficiently in advance of the Closing Date, all documentation and other information that may be required by the Lenders in order to enable compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the United States PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) including the information described in Section 10.13.
          (r) Maximum Total Leverage Ratio. As of the Closing Date, the Total Leverage Ratio (based on the last quarter ended at least 45 days prior to the Closing Date) shall not be greater than 6.50:1.00.
          (s) Balance Sheet. As of the Closing Date, the Acquired Business shall have cash and/or Cash Equivalents on its balance sheet in an amount equal to the greater of (x) $7.8 million or (y) the amount owning and/or payable under The Sopris Performance Share Plan 2004, effective as of February 1, 2004.
          SECTION 4.02 Conditions to All Credit Extensions. The obligation of each Lender and each Issuing Bank to make any Credit Extension (including the initial Credit Extension) shall be subject to, and to the satisfaction of, each of the conditions precedent set forth below.
          (a) Notice. The Administrative Agent shall have received a Borrowing Request as required by Section 2.03 (or such notice shall have been deemed given in accordance with Section 2.03) if Loans are being requested or, in the case of the issuance, amendment, extension or renewal of a Letter of Credit, the Issuing Bank and the Administrative Agent shall have received an LC Request as required by Section 2.18(b)
          (b) No Default. Immediately after giving effect to such Credit Extension and the application of the proceeds thereof, no Default shall have occurred and be continuing on such date.
          (c) Representations and Warranties. Each of the representations and warranties made by any Loan Party set forth in Article III hereof or in any other Loan Document shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date of such Credit Extension with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.
          (d) No Legal Bar. No order, judgment or decree of any Governmental Authority shall purport to restrain any Lender from making any Loans to be made by it. No injunction or other restraining order shall have been issued, shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated by this Agreement or the making of Loans hereunder.
          Each of the delivery of a Borrowing Request or an LC Request and the acceptance by Borrower of the proceeds of such Credit Extension shall constitute a representation and warranty by Borrower and each other Loan Party that on the date of such Credit Extension (both immediately before and after giving effect to such Credit Extension and the application of the proceeds thereof) the conditions contained in Sections 4.02(b)-(d) have been satisfied. Borrower shall provide such information (including calculations in reasonable detail of the covenants in Section 6.10) as the Administrative Agent may reasonably request to confirm that the conditions in Sections 4.02(b)-(d) have been satisfied.
ARTICLE V
AFFIRMATIVE COVENANTS
          Each Loan Party warrants, covenants and agrees with each Lender that so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document shall have been paid in full and all Letters of Credit have been canceled, collateralized or have expired and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing, each Loan Party will, and will cause each of its Subsidiaries to:
          SECTION 5.01 Financial Statements, Reports, etc. Furnish to the Administrative Agent and each Lender:
     (a) Annual Reports. As soon as available and in any event within 105 days after the end of each fiscal year, beginning with the fiscal year ending December 31, 2006, (i) the consolidated balance sheet of Holdings as of the end of such fiscal year and related consolidated statements of income, cash flows and stockholders’ equity for such fiscal year, in comparative form with such financial statements as of the end of, and for, the preceding fiscal year, and notes thereto (including a note with a consolidating balance sheet and statements of income and cash flows separating out Holdings, Borrower and the Subsidiaries), accompanied by an opinion of Ernst & Young LLP or other independent public accountants of recognized national standing reasonably satisfactory to the Administrative Agent (which opinion shall not be qualified as to scope or contain any going concern or other qualification), stating that such financial statements fairly present, in all material respects, the consolidated financial condition, results of operations and cash flows of Holdings as of the dates and for the periods specified in accordance with GAAP, (ii) a management report in a form reasonably satisfactory to the Administrative Agent setting forth statement of income items and Consolidated EBITDA of Holdings for such fiscal year, showing variance, by dollar amount and percentage, from amounts for the previous fiscal year and budgeted amounts and (iii) a narrative report and management’s discussion and analysis, in a form reasonably satisfactory to the Administrative Agent, of the financial condition and results of operations of Holdings for such fiscal year, as compared to amounts for the previous fiscal year and budgeted amounts;
     (b) Quarterly Reports. As soon as available and in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year, beginning with the fiscal quarter ending June 30, 2007 (provided that the following items delivered with respect to the fiscal quarter ending June 30, 2007 shall also include the information for the fiscal quarter ending

March 31, 2007), (i) the consolidated balance sheet of Holdings as of the end of such fiscal quarter and related consolidated statements of income and cash flows for such fiscal quarter and for the then elapsed portion of the fiscal year, in comparative form with the consolidated statements of income and cash flows for the comparable periods in the previous fiscal year, and notes thereto (including a note with a consolidating balance sheet and statements of income and cash flows separating out Holdings, Borrower and the Subsidiaries), accompanied by a certificate of a Financial Officer stating that such financial statements fairly present, in all material respects, the consolidated financial condition, results of operations and cash flows of Holdings as of the date and for the periods specified in accordance with GAAP consistently applied, and on a basis consistent with audited financial statements referred to in clause (a) of this Section, subject to normal year-end audit adjustments, (ii) a management report in a form reasonably satisfactory to the Administrative Agent setting forth statement of income items and Consolidated EBITDA of Holdings for such fiscal quarter and for the then elapsed portion of the fiscal year, showing variance, by dollar amount and percentage, from amounts for the comparable periods in the previous fiscal year and budgeted amounts and (iii) a narrative report and management’s discussion and analysis of the financial condition and results of operations for such fiscal quarter and the then elapsed portion of the fiscal year, as compared to the comparable periods in the previous fiscal year and budgeted amounts;
     (c) Financial Officer’s Certificate. (i) Concurrently with any delivery of financial statements under Section 5.01(a) or (b), a Compliance Certificate (A) certifying that no Default has occurred or, if such a Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto, (B) beginning with the financial statement delivered for fiscal quarter ended June 30, 2007, setting forth computations in reasonable detail satisfactory to the Administrative Agent demonstrating compliance with the covenants contained in Section 6.10 (including the aggregate amount of Excluded Issuances for such period and the uses therefor) and, concurrently with any delivery of financial statements under Section 5.01(a) above (beginning with the fiscal year ending December 31, 2008), setting forth Borrower’s calculation of Excess Cash Flow and (C) showing a reconciliation of Consolidated EBITDA to the net income set forth on the statement of income; and (ii) concurrently with any delivery of financial statements under Section 5.01(a) above, beginning with the fiscal year ending December 31, 2006, a report of the accounting firm opining on or certifying such financial statements stating that in the course of its regular audit of the financial statements of Holdings and its Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge that any Default insofar as it relates to financial or accounting matters has occurred or, if in the opinion of such accounting firm such a Default has occurred, specifying the nature and extent thereof; provided that Compliance Certificates delivered in respect of periods prior to the fiscal quarter ending June 30, 2007, shall not be required to include computations showing compliance with the covenant contained in Section 6.10.
     (d) Financial Officer’s Certificate Regarding Collateral. Concurrently with any delivery of financial statements under Section 5.01(a), a certificate (which may be included as part of the Compliance Certificate) of a Financial Officer setting forth the information required pursuant to the Perfection Certificate Supplement or confirming that there has been no change in such information since the date of the Perfection Certificate or latest Perfection Certificate Supplement;
     (e) Reserved.

     (f) Management Letters. Promptly after the receipt thereof by any Company, a copy of any “management letter” received by any such person from its certified public accountants and the management’s responses thereto;
     (g) Budgets. Within 30 days after the beginning of each fiscal year, a budget for Holdings in form reasonably satisfactory to the Administrative Agent, but to include balance sheets, statements of income and sources and uses of cash, for each fiscal quarter of such fiscal year prepared in detail, prepared in summary form, in each case, with appropriate presentation and discussion of the principal assumptions upon which such budget is based, accompanied by the statement of a Financial Officer of Borrower to the effect that the budget of Holdings is a reasonable estimate for the periods covered thereby and, promptly when available, any significant revisions of such budget;
     (h) Organization. Concurrently with any delivery of financial statements under Section 5.01(a), an accurate organizational chart as required by Section 3.07(c), or confirmation that there are no changes to Schedule 10(a) to the Perfection Certificate;
     (i) Organizational Documents. Promptly provide copies of any Organizational Documents that have been amended or modified in accordance with the terms hereof and deliver a copy of any notice of default given or received by any Company under any Organizational Document within 15 days after such Company gives or receives such notice; and
     (j) Other Information. Promptly, from time to time, such other information regarding the operations, business affairs and financial condition of any Company, or compliance with the terms of any Loan Document, as the Administrative Agent or Required Lenders may reasonably request; provided that the Company will furnish promptly to the Administrative Agent the name of any person that becomes an Equity Investor after the Closing Date whether or not requested by the Administrative Agent or Required Lenders.
     (k) With respect to each Test Period for which a Cure Right will be exercised, on the date the financial statements pursuant to Section 5.01(a) or (b) have been, or should have been, delivered for the applicable fiscal period, Borrower shall deliver together with such financial statements an Officer’s Certificate of a Financial Officer of Borrower containing a computation in reasonable detail of the applicable Event of Default and a notice of its intent to cure (a “Notice of Intent to Cure”) such Event of Default through the issuance of Permitted Cure Securities as contemplated pursuant to Section 8.04.
          SECTION 5.02 Litigation and Other Notices. Furnish to the Administrative Agent and each Lender written notice of the following promptly (and, in any event, within three Business Days of the occurrence thereof):
     (a) any Default, specifying the nature and extent thereof and the corrective action (if any) taken or proposed to be taken with respect thereto;
     (b) the filing or commencement of, or any written threat or notice of intention of any person to file or commence, any action, suit, litigation, investigation or proceeding, whether at law or in equity by or before any Governmental Authority, (i) against any Company or any Affiliate thereof that could reasonably be expected to result in a Material Adverse Effect or (ii) with respect to any Loan Document;

     (c) any development that has resulted in, or, within ninety (90) days, could reasonably be expected to result in a Material Adverse Effect;
     (d) the occurrence of a Casualty Event in excess of $250,000; and
     (e) (i) the incurrence of any material Lien (other than Permitted Collateral Liens) on, or claim asserted against any of the Collateral or (ii) the occurrence of any other event which could materially affect the value of the Collateral.
          SECTION 5.03 Existence; Businesses and Properties.
          (a) Do or cause to be done all things necessary to preserve, renew and maintain in full force and effect its legal existence, except as otherwise expressly permitted under Section 6.05 or Section 6.06 or, in the case of any Subsidiary, where the failure to perform such obligations, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.
          (b) Do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, privileges, franchises, authorizations, patents, copyrights, trademarks and trade names material to the conduct of its business; maintain and operate such business in substantially the manner in which it is presently conducted and operated; comply with all applicable Requirements of Law (including any and all zoning, building, Environmental Law, ordinance, code or approval or any building permits or any restrictions of record or agreements affecting the Real Property) and decrees and orders of any Governmental Authority, whether now in effect or hereafter enacted, except where the failure to comply, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; pay and perform its material obligations under all Transaction Documents; and at all times maintain, preserve and protect all property material to the conduct of such business and keep such property in working order; provided that nothing in this Section 5.03(b) shall prevent (i) sales of property, consolidations or mergers by or involving any Company in accordance with Section 6.05 or Section 6.06; (ii) the withdrawal by any Company of its qualification as a foreign corporation in any jurisdiction where such withdrawal, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; or (iii) the abandonment by any Company of any rights, franchises, licenses, trademarks, trade names, copyrights or patents that such person reasonably determines are not useful to its business or no longer commercially desirable.
          SECTION 5.04 Insurance.
          (a) Generally. Keep its insurable property adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks as is customary with companies in the same or similar businesses operating in the same or similar locations, including insurance with respect to Mortgaged Properties and other properties material to the business of the Companies against such casualties and contingencies and of such types and in such amounts with such deductibles as is customary in the case of similar businesses operating in the same or similar locations, including, if applicable (i) physical hazard insurance on an “all risk” basis, (ii) commercial general liability against claims for bodily injury, death or property damage covering any and all insurable claims, (iii) explosion insurance in respect of any boilers, machinery or similar apparatus constituting Collateral, (iv) business interruption insurance and (v) worker’s compensation insurance and such other insurance as may be required by any Requirement of Law; provided that with respect to physical hazard insurance, neither the Collateral Agent nor the applicable Company shall agree to the adjustment of any claim thereunder without the consent of the other (such consent not to be unreasonably withheld or delayed); provided, further, that (i) no consent of any Company shall be required during an Event of Default and (ii) so long as no Event of Default exists, no consent of the Collateral Agent shall be required for any insurance claim having a value of less than $250,000.
          (b) Requirements of Insurance. All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least the lesser of (x) 30 days after receipt by the Collateral Agent of written notice thereof and (y) the notice period prescribed or permitted under applicable regulation or law, (ii) name the Collateral Agent as mortgagee (in the case of property insurance) or additional insured on behalf of the Secured Parties (in the case of liability insurance) or loss payee (in the case of property insurance), as applicable and (iii) if reasonably requested by the Collateral Agent, include a breach of warranty clause.
          (c) Notice to Agents. Notify the Administrative Agent and the Collateral Agent immediately whenever any separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 5.04 is taken out by any Company; and promptly deliver to the Administrative Agent and the Collateral Agent a duplicate original copy of such policy or policies.
          (d) [Reserved].
          (e) Broker’s Report. Deliver to the Administrative Agent and the Collateral Agent and the Lenders a report of a reputable insurance broker with respect to such insurance and such supplemental reports with respect thereto as the Administrative Agent or the Collateral Agent may from time to time reasonably request.
          (f) Mortgaged Properties. No Loan Party that is an owner of Mortgaged Property shall take any action that is reasonably likely to be the basis for termination, revocation or denial of any insurance coverage required to be maintained under such Loan Party’s respective Mortgage or that could be the basis for a defense to any claim under any Insurance Policy maintained in respect of the Premises, and each Loan Party shall otherwise comply in all material respects with all Insurance Requirements in respect of the Premises; provided, however, that each Loan Party may, at its own expense and after written notice to the Administrative Agent, (i) contest the applicability or enforceability of any such Insurance Requirements by appropriate legal proceedings, the prosecution of which does not constitute a basis for cancellation or revocation of any insurance coverage required under this Section 5.04 or (ii) cause the Insurance Policy containing any such Insurance Requirement to be replaced by a new policy complying with the provisions of this Section 5.04.
          SECTION 5.05 Obligations and Taxes.
          (a) Payment of Obligations. Pay its Indebtedness and other obligations promptly and in accordance with their terms and pay and discharge promptly when due all Taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, services, materials and supplies or otherwise that, if unpaid, might give rise to a Lien other than a Permitted Lien upon such properties or any part thereof; provided that such payment and discharge shall not be required with respect to any such Tax, assessment, charge, levy or claim so long as (x)(i) the validity or amount thereof shall be contested in good faith by appropriate proceedings timely instituted and diligently conducted and the applicable Company shall have set aside on its books adequate reserves or other appropriate provisions with respect thereto in accordance with GAAP, (ii) such contest operates to suspend collection of the contested obligation, Tax, assessment or charge and enforcement of a Lien other than a Permitted Lien and (iii) in the case of Collateral, the applicable Company shall have otherwise complied with the Contested Collateral Lien Conditions and (y) the failure to pay could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.
          (b) Filing of Returns. Timely and correctly file all material Tax Returns required to be filed by it. Withhold, collect and remit all Taxes that it is required to collect, withhold or remit.
          (c) Tax Shelter Reporting. Borrower does not intend to treat the Loans as being a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4. In the event Borrower determines to take any action inconsistent with such intention, it will promptly notify the Administrative Agent thereof.
          SECTION 5.06 Employee Benefits. (a) Except where failure to do so could not reasonably be expected to have a Material Adverse Effect, comply in all material respects with the applicable provisions of ERISA and the Code with respect to employment plans and (b) furnish to the Administrative Agent (x) as soon as possible after, and in any event within 5 days after any Responsible Officer of any Company or any ERISA Affiliates of any Company knows or has reason to know that, any ERISA Event has occurred that, alone or together with any other ERISA Event could reasonably be expected to result in liability of the Companies or any of their ERISA Affiliates in an aggregate amount exceeding $2.5 million, a statement of a Financial Officer of Borrower setting forth details as to such ERISA Event and the action, if any, that the Companies propose to take with respect thereto, and (y) upon request by the Administrative Agent, copies of (i) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by any Company or any ERISA Affiliate with the Internal Revenue Service with respect to each Plan; (ii) the most recent actuarial valuation report for each Plan; (iii) all notices received by any Company or any ERISA Affiliate from a Multiemployer Plan sponsor or any governmental agency concerning an ERISA Event; and (iv) such other documents or governmental reports or filings relating to any Plan (or employee benefit plan sponsored or contributed to by any Company) as the Administrative Agent shall reasonably request.
          SECTION 5.07 Maintaining Records; Access to Properties and Inspections; Annual Meetings.
          (a) Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law are made of all dealings and transactions in relation to its business and activities. Upon reasonable notice, each Company will, once per calendar year (provided that there will be no such restriction following the existence of an Event of Default), will permit any representatives designated by the Administrative Agent to visit and inspect the financial records and the property of such Company at reasonable times and to make extracts from and copies of such financial records, and permit any representatives designated by the Administrative Agent to discuss the affairs, finances, accounts and condition of any Company with the officers and employees thereof and advisors therefor (including independent accountants).
          (b) Within 150 days after the end of each fiscal year of the Companies, at the request of the Administrative Agent or Required Lenders, hold a conference call (at a mutually agreeable time, the costs of such call to be paid by Borrower) with all Lenders who choose to participate in such call, on which call shall be reviewed the financial results of the previous fiscal year and the financial condition of the Companies and the budget presented for the current fiscal year of the Companies.

          SECTION 5.08 Use of Proceeds. Use the proceeds of the Loans only for the purposes set forth in Section 3.12 and request the issuance of Letters of Credit only for the purposes set forth in the definition of Standby Letter of Credit.
          SECTION 5.09 Compliance with Environmental Laws; Environmental Reports.
          (a) Comply, and cause all lessees and other persons occupying Real Property owned, operated or leased by any Company to comply, in all material respects with all Environmental Laws and Environmental Permits applicable to its operations and Real Property; obtain and renew all material Environmental Permits applicable to its operations and Real Property; and conduct all Responses required by, and in accordance with, Environmental Laws; provided that no Company shall be required to undertake any Response to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP.
          (b) If a Default caused by reason of a breach of Section 3.18 or Section 5.09(a) shall have occurred and be continuing for more than 20 days without the Companies commencing activities reasonably likely to cure such Default in accordance with Environmental Laws, at the written request of the Administrative Agent or the Required Lenders through the Administrative Agent, provide to the Lenders within 60 days after such request, at the expense of Borrower, an environmental assessment report regarding the matters which are the subject of such Default, including, where appropriate, soil and/or groundwater sampling, prepared by an environmental consulting firm and, in the form and substance, reasonably acceptable to the Administrative Agent and indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance or Response to address them.
          SECTION 5.10 Interest Rate Protection. No later than the 90th day after the Closing Date, Borrower shall enter into, and for a minimum of three years thereafter maintain, Hedging Agreements with terms and conditions acceptable to the Administrative Agent that result in at least 50% of the aggregate principal amount of the Senior Unsecured Notes and the Tranche B Loans other than Revolving Loans being effectively subject to a fixed or maximum interest rate reasonably acceptable to the Administrative Agent.
          SECTION 5.11 Additional Collateral; Additional Guarantors.
          (a) Subject to the terms of this Section 5.11 and the Security Documents, with respect to any property acquired after the Closing Date by any Loan Party that is intended to be subject to the Lien created by any of the Security Documents but is not so subject, promptly (and in any event within 30 days after the acquisition thereof), at the written request of the Collateral Agent, (i) execute and deliver to the Administrative Agent and the Collateral Agent such amendments or supplements to the relevant Security Documents or such other documents as the Administrative Agent or the Collateral Agent shall deem necessary or advisable to grant to the Collateral Agent, for its benefit and for the benefit of the other Secured Parties, a Lien on such property subject to no Liens other than Permitted Collateral Liens, and (ii) take all actions necessary to cause such Lien to be duly perfected to the extent required by such Security Document in accordance with all applicable Requirements of Law, including the filing of financing statements in such jurisdictions as may be reasonably requested by the Administrative Agent. Borrower shall otherwise take such actions and execute and/or deliver to the Collateral Agent such documents as the Administrative Agent or the Collateral Agent shall require to confirm the validity, perfection and priority of the Lien of the Security Documents on such after-acquired properties.

          (b) With respect to any person that is or becomes a Subsidiary after the Closing Date, promptly (and in any event within 30 days after such person becomes a Subsidiary) (i) deliver to the Collateral Agent the certificates, if any, representing all of the Equity Interests of such Subsidiary, together with undated stock powers or other appropriate instruments of transfer executed and delivered in blank by a duly authorized officer of the holder(s) of such Equity Interests, and all intercompany notes owing from such Subsidiary to any Loan Party together with instruments of transfer executed and delivered in blank by a duly authorized officer of such Loan Party and (ii) cause such new Subsidiary (A) to execute a Joinder Agreement or such comparable documentation to become a Subsidiary Guarantor and a joinder agreement to the applicable Security Agreement, substantially in the form annexed thereto or, in the case of a Foreign Subsidiary, execute a security agreement compatible with the laws of such Foreign Subsidiary’s jurisdiction in form and substance reasonably satisfactory to the Administrative Agent, and (B) to take all actions necessary or advisable in the opinion of the Administrative Agent or the Collateral Agent to cause the Lien created by the applicable Security Agreement to be duly perfected to the extent required by such agreement in accordance with all applicable Requirements of Law, including the filing of financing statements in such jurisdictions as may be reasonably requested by the Administrative Agent or the Collateral Agent. Notwithstanding the foregoing, (1) the Equity Interests required to be delivered to the Collateral Agent pursuant to clause (i) of this Section 5.11(b) shall not include any Equity Interests of a Foreign Subsidiary created or acquired after the Closing Date and (2) no Foreign Subsidiary shall be required to take the actions specified in clause (ii) of this Section 5.11(b), if, in the case of either clause (1) or (2), doing so would constitute an investment of earnings in United States property under Section 956 (or a successor provision) of the Code, which investment would or could reasonably be expected to trigger an increase in the net income of a United States shareholder of such Subsidiary pursuant to Section 951 (or a successor provision) of the Code, as reasonably determined by the Borrower; provided that this exception shall not apply to (A) Voting Stock of any Subsidiary which is a first-tier controlled foreign corporation (as defined in Section 957(a) of the Code) representing 66% of the total voting power of all outstanding Voting Stock of such Subsidiary and (B) 100% of the Equity Interests not constituting Voting Stock of any such Subsidiary, except that any such Equity Interests constituting “stock entitled to vote” within the meaning of Treasury Regulation Section 1.956-2(c)(2) shall be treated as Voting Stock for purposes of this Section 5.11(b).
          (c) Promptly grant to the Collateral Agent, within 30 days of the acquisition thereof, a security interest in and Mortgage on each Real Property owned in fee by such Loan Party as is acquired by such Loan Party after the Closing Date and that, together with any improvements thereon, individually has a fair market value of at least $1.0 million, as additional security for the Secured Obligations (unless the subject property is already mortgaged to a third party to the extent permitted by Section 6.02). Such Mortgages shall be granted pursuant to documentation reasonably satisfactory in form and substance to the Administrative Agent and the Collateral Agent and shall constitute valid and enforceable perfected Liens subject only to Permitted Collateral Liens or other Liens acceptable to the Collateral Agent. The Mortgages or instruments related thereto shall be duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent required to be granted pursuant to the Mortgages and all taxes, fees and other charges payable in connection therewith shall be paid in full. Such Loan Party shall otherwise take such actions and execute and/or deliver to the Collateral Agent such documents as the Administrative Agent or the Collateral Agent shall require to confirm the validity, perfection and priority of the Lien of any existing Mortgage or new Mortgage against such after-acquired Real Property (including a Title Policy, a Survey and local counsel opinion (in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent) in respect of such Mortgage).

          SECTION 5.12 Security Interests; Further Assurances. Promptly, upon the reasonable request of the Administrative Agent, the Collateral Agent or any Lender, at Borrower’s expense, execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter register, file or record, or cause to be registered, filed or recorded, in an appropriate governmental office, any document or instrument supplemental to or confirmatory of the Security Documents or otherwise deemed by the Administrative Agent or the Collateral Agent reasonably necessary or desirable for the continued validity, perfection and priority of the Liens on the Collateral covered thereby subject to no other Liens except as permitted by the applicable Security Document, or obtain any consents or waivers as may be necessary or appropriate in connection therewith. Deliver or cause to be delivered to the Administrative Agent and the Collateral Agent from time to time such other documentation, consents, authorizations, approvals and orders in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent as the Administrative Agent and the Collateral Agent shall reasonably deem necessary to perfect or maintain the Liens on the Collateral pursuant to the Security Documents. Upon the exercise by the Administrative Agent, the Collateral Agent or any Lender of any power, right, privilege or remedy pursuant to any Loan Document which requires any consent, approval, registration, qualification or authorization of any Governmental Authority execute and deliver all applications, certifications, instruments and other documents and papers that the Administrative Agent, the Collateral Agent or such Lender may require. If the Administrative Agent, the Collateral Agent or the Required Lenders determine that they are required by a Requirement of Law to have appraisals prepared in respect of the Real Property of any Loan Party constituting Collateral, Borrower shall provide to the Administrative Agent appraisals that satisfy the applicable requirements of the Real Estate Appraisal Reform Amendments of FIRREA and are otherwise in form and substance satisfactory to the Administrative Agent and the Collateral Agent.
          SECTION 5.13 Information Regarding Collateral.
          (a) Not effect any change (i) in any Loan Party’s legal name, (ii) in the location of any Loan Party’s chief executive office, (iii) in any Loan Party’s identity or organizational structure, (iv) in any Loan Party’s Federal Taxpayer Identification Number or organizational identification number, if any, or (v) in any Loan Party’s jurisdiction of organization (in each case, including by merging with or into any other entity, reorganizing, dissolving, liquidating, reorganizing or organizing in any other jurisdiction), until (A) it shall have given the Collateral Agent and the Administrative Agent not less than 30 days’ prior written notice (in the form of an Officer’s Certificate), or such lesser notice period agreed to by the Collateral Agent, of its intention so to do, clearly describing such change and providing such other information in connection therewith as the Collateral Agent or the Administrative Agent may reasonably request and (B) it shall have taken all action reasonably satisfactory to the Collateral Agent to maintain the perfection and priority of the security interest of the Collateral Agent for the benefit of the Secured Parties in the Collateral, if applicable. Each Loan Party agrees to promptly provide the Collateral Agent with certified Organizational Documents reflecting any of the changes described in the preceding sentence. Each Loan Party also agrees to promptly notify the Collateral Agent of any change in the location of any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral is located (including the establishment of any such new office or facility), other than changes in location to a Mortgaged Property or a leased property subject to a Landlord Access Agreement.
          (b) Concurrently with the delivery of financial statements pursuant to Section 5.01(a), deliver to the Administrative Agent and the Collateral Agent a Perfection Certificate Supplement.

          SECTION 5.14 Affirmative Covenants with Respect to Leases. With respect to each Lease for Real Property, the respective Loan Party shall, if it is the landlord, perform all the obligations imposed upon the landlord under such Lease and, if it is the tenant, enforce all of the tenant’s obligations thereunder, except where the failure to so perform or enforce could not reasonably be expected to result in a Property Material Adverse Effect.
ARTICLE VI
NEGATIVE COVENANTS
          Each Loan Party warrants, covenants and agrees with each Lender that, so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document have been paid in full and all Letters of Credit have been canceled or have expired or collateralized and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing, no Loan Party will, nor will they cause or permit any Subsidiaries to:
          SECTION 6.01 Indebtedness. Incur, create, assume or permit to exist, directly or indirectly, any Indebtedness, except
          (a) Indebtedness incurred under this Agreement and the other Loan Documents;
     (b) (i) Indebtedness outstanding on the Closing Date and listed on Schedule 6.01(b), and (ii) refinancings or renewals thereof; provided that (A) any such refinancing Indebtedness is in an aggregate principal amount not greater than the aggregate principal amount of the Indebtedness being renewed or refinanced, plus the amount of any premiums required to be paid thereon and reasonable fees and expenses associated therewith, (B) such refinancing Indebtedness has a later or equal final maturity and longer or equal weighted average life than the Indebtedness being renewed or refinanced and (C) the covenants, events of default, subordination and other provisions thereof (including any guarantees thereof) shall be, in the aggregate, no less favorable to the Lenders than those contained in the Indebtedness being renewed or refinanced;
     (c) Indebtedness incurred under the Senior Unsecured Note Purchase Agreement in an aggregate original principal amount not to exceed $75.0 million (together with any increase in the principal amount thereof due to the payment of pay-in-kind interest) at any time outstanding; provided that, in the case of any replacement or refinancing after the date hereof, the original principal amount of the replacement or refinancing Indebtedness shall not exceed $75.0 million (together with any increase in the principal amount thereof due to the payment of pay-in-kind interest)and the yield on the replaced or refinanced Indebtedness shall not be greater than the yield on the Indebtedness being replaced or refinanced;
     (d) Indebtedness under Hedging Obligations with respect to interest rates, foreign currency exchange rates or commodity prices, in each case not entered into for speculative purposes; provided that if such Hedging Obligations relate to interest rates, (i) such Hedging Obligations relate to payment obligations on Indebtedness otherwise permitted to be incurred by the Loan Documents and (ii) the notional principal amount of such Hedging Obligations at the time incurred does not exceed the principal amount of the Indebtedness to which such Hedging Obligations relate;

     (e) Indebtedness permitted by Section 6.04(f) and (i);
     (f) Indebtedness in respect of Purchase Money Obligations and Capital Lease Obligations, and refinancings or renewals thereof, in an aggregate amount not to exceed $5.0 million at any time outstanding;
     (g) Indebtedness in respect of bid, performance or surety bonds, workers’ compensation claims, self-insurance obligations and bankers acceptances issued for the account of any Company in the ordinary course of business, including guarantees or obligations of any Company with respect to letters of credit supporting such bid, performance or surety bonds, workers’ compensation claims, self-insurance obligations and bankers acceptances (in each case other than for an obligation for money borrowed);
     (h) Contingent Obligations of any Loan Party in respect of Indebtedness otherwise permitted under this Section 6.01;
     (i) Indebtedness arising from netting services, the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within twenty Business Days of incurrence;
     (j) Indebtedness arising in connection with endorsement of instruments for deposit in the ordinary course of business;
     (k) other Indebtedness incurred or assumed in connection with a Permitted Acquisition in an aggregate amount not to exceed $5.0 million;
     (l) Indebtedness arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or from guaranties or letters of credit, surety bonds or performance bonds securing the performance of Holdings or any of its Subsidiaries pursuant to such agreements, in connection with Permitted Acquisitions, Asset Sales or any other permitted dispositions of any business, assets or Subsidiary of Holdings or any of its Subsidiaries;
     (m) Indebtedness of any Subsidiary to Borrower or any Subsidiary Guarantor or of Borrower to any Subsidiary Guarantor; and
     (n) Indebtedness consisting of Attributable Indebtedness incurred in connection with any transactions permitted by Section 6.06(f); and
     (o) unsecured Indebtedness of any Company in an aggregate amount not to exceed $5.0 million at any time outstanding.
          SECTION 6.02 Liens. Create, incur, assume or permit to exist, directly or indirectly, any Lien on any property now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, except the following (collectively, the “Permitted Liens”):
     (a) inchoate Liens for taxes, assessments or governmental charges or levies not yet due and payable or delinquent and Liens for taxes, assessments or governmental charges or levies, which (i) are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, which proceedings (or orders entered in connection with such proceedings) have the effect of preventing the forfeiture or sale of the property subject to any such Lien, and (ii) in the case of any such charge or claim which has or may become a Lien against any of the Collateral, such Lien and the contest thereof shall satisfy the Contested Collateral Lien Conditions;
          (b) Liens in respect of property of any Company imposed by Requirements of Law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers’, warehousemen’s, materialmen’s, landlords’, workmen’s, suppliers’, repairmen’s and mechanics’ Liens and other similar Liens arising in the ordinary course of business, and (i) which do not in the aggregate materially detract from the value of the property of the Companies, taken as a whole, and do not materially impair the use thereof in the operation of the business of the Companies, taken as a whole, (ii) which, if they secure obligations that are then due and unpaid, are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, which proceedings (or orders entered in connection with such proceedings) have the effect of preventing the forfeiture or sale of the property subject to any such Lien, and (iii) in the case of any such Lien which has or may become a Lien against any of the Collateral, such Lien and the contest thereof shall satisfy the Contested Collateral Lien Conditions;
          (c) any Lien in existence on the Closing Date and set forth on Schedule 6.02(c) and any Lien granted as a replacement or substitute therefor; provided that any such replacement or substitute Lien (i) except as permitted by Section 6.01(b)(ii)(A), does not secure an aggregate amount of Indebtedness, if any, greater than that secured on the Closing Date and (ii) does not encumber any property other than the property subject thereto on the Closing Date (any such Lien, an “Existing Lien”);
          (d) easements, rights-of-way, restrictions (including zoning restrictions), covenants, licenses, encroachments, protrusions and other similar charges or encumbrances, and minor title deficiencies on or with respect to any Real Property, in each case whether now or hereafter in existence, not (i) securing Indebtedness, (ii) individually or in the aggregate materially impairing the value or marketability of such Real Property or (iii) individually or in the aggregate materially interfering with the ordinary conduct of the business of the Companies at such Real Property;
          (e) Liens arising out of judgments, attachments or awards not resulting in a Default;
          (f) Liens (other than any Lien imposed by ERISA) (x) imposed by Requirements of Law or deposits made in connection therewith in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security legislation, (y) incurred in the ordinary course of business to secure the performance of tenders, statutory obligations (other than excise taxes), surety, stay, customs and appeal bonds, statutory bonds, bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money) or (z) arising by virtue of deposits made in the ordinary course of business to secure liability for premiums to insurance carriers; provided that (i) with respect to clauses (x), (y) and (z) of this paragraph (f), such Liens are for amounts not yet due and payable or delinquent or, to the extent such amounts are so due and payable, such amounts are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, which proceedings for orders entered in connection with such proceedings have the effect of preventing the forfeiture or sale of the property subject to any such Lien, (ii) to the extent such

Liens are not imposed by Requirements of Law, such Liens shall in no event encumber any property other than cash and Cash Equivalents and (iii) in the case of any such Lien against any of the Collateral, such Lien and the contest thereof shall satisfy the Contested Collateral Lien Conditions;
          (g) Leases of the properties of any Company, in each case entered into in the ordinary course of such Company’s business so long as such Leases (other than with respect to Leases of Real Property) are subordinate in all respects to the Liens granted and evidenced by the Security Documents and do not, individually or in the aggregate, (i) interfere in any material respect with the ordinary conduct of the business of any Company, or (ii) materially impair the use (for its intended purposes) or the value of the property subject thereto;
          (h) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by any Company in the ordinary course of business in accordance with the past practices of such Company;
          (i) Liens securing Indebtedness incurred pursuant to Section 6.01(f); provided that any such Liens attach only to the property being financed pursuant to such Indebtedness and do not encumber any other property of any Company;
          (j) bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash and Cash Equivalents on deposit in one or more accounts maintained by any Company, in each case granted in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, securing amounts owing to such bank with respect to cash management and operating account arrangements, including those involving pooled accounts and netting arrangements; provided that, unless such Liens are non-consensual and arise by operation of law, in no case shall any such Liens secure (either directly or indirectly) the repayment of any Indebtedness;
          (k) Liens on property of a person existing at the time such person is acquired or merged with or into or consolidated with any Company to the extent permitted hereunder (and not created in anticipation or contemplation thereof); provided that such Liens do not extend to property not subject to such Liens at the time of acquisition (other than improvements thereon) and are no more favorable to the lienholders than such existing Lien;
          (l) Liens granted pursuant to the Security Documents to secure the Secured Obligations;
          (m) licenses of Intellectual Property granted by any Company in the ordinary course of business and not interfering in any material respect with the ordinary conduct of business of the Companies;
          (n) the filing of UCC financing statements solely as a precautionary measure in connection with operating leases or consignment of goods; and
          (o) Liens incurred in the ordinary course of business of any Company with respect to obligations that do not in the aggregate exceed $2.0 million at any time outstanding, so long as such Liens, to the extent covering any Collateral, are junior to the Liens granted pursuant to the Security Documents.

          SECTION 6.03 Sale and Leaseback Transactions. Enter into any arrangement, directly or indirectly, with any person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred (a “Sale and Leaseback Transaction”) unless (i) the sale of such property is permitted by Section 6.06 and (ii) any Liens arising in connection with its use of such property are permitted by Section 6.02.
          SECTION 6.04 Investment, Loan and Advances. Directly or indirectly, lend money or credit (by way of guarantee or otherwise) or make advances to any person, or purchase or acquire any stock, bonds, notes, debentures or other obligations or securities of, or any other interest in, or make any capital contribution to, any other person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract (all of the foregoing, collectively, “Investments”), except that the following shall be permitted:
     (a) the Companies may consummate the Transactions in accordance with the provisions of the Transaction Documents;
     (b) Investments outstanding on the Closing Date and identified on Schedule 6.04(b);
     (c) the Companies may (i) acquire and hold accounts receivables owing to any of them if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary terms, (ii) invest in, acquire and hold cash and Cash Equivalents, (iii) endorse negotiable instruments held for collection in the ordinary course of business or (iv) make lease, supplier, utility and other similar deposits in the ordinary course of business;
     (d) Hedging Obligations incurred pursuant to Section 6.01(d);
     (e) loans and advances to directors, employees and officers of Borrower and the Subsidiaries for bona fide business purposes and to purchase Equity Interests of Holdings, in aggregate amount not to exceed $2.5 million at any time outstanding;
     (f) Investments (i) by any Company in Borrower or any Subsidiary Guarantor, (ii) by any Company in any Person that, in connection with an Investment that is a Permitted Acquisition, becomes a Subsidiary Guarantor and (iii) by a Subsidiary that is not a Subsidiary Guarantor in any other Subsidiary that is not a Subsidiary Guarantor; provided that any Investment in the form of a loan or advance shall be evidenced by the Intercompany Note and, in the case of a loan or advance by a Loan Party, pledged by such Loan Party as Collateral pursuant to the Security Documents;
     (g) Investments in securities of trade creditors or customers in the ordinary course of business received upon foreclosure or pursuant to any plan of reorganization or liquidation or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers;
     (h) Investments made by Borrower or any Subsidiary as a result of consideration received in connection with an Asset Sale made in compliance with Section 6.06;
     (i) Investments made in compliance with Section 6.21; and

     (j) other Investments in an aggregate amount not to exceed $5.0 million at any time outstanding.
An Investment shall be deemed to be outstanding to the extent not returned in the same form as the original Investment to Borrower or any Subsidiary Guarantor.
          SECTION 6.05 Mergers and Consolidations. Wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation (or agree to do any of the foregoing at any future time), except that the following shall be permitted:
     (a) Asset Sales in compliance with Section 6.06;
     (b) acquisitions in compliance with Section 6.07;
     (c) any Company may merge or consolidate with or into Borrower or any Subsidiary Guarantor (as long as Borrower is the surviving person in the case of any merger or consolidation involving Borrower and a Subsidiary Guarantor is the surviving person and remains a Wholly Owned Subsidiary of Holdings in any other case); provided that the Lien on and security interest in such property granted or to be granted in favor of the Collateral Agent under the Security Documents shall be maintained or created in accordance with the provisions of Section 5.11 or Section 5.12, as applicable;
     (d) any Subsidiary may dissolve, liquidate or wind up its affairs at any time; provided that such dissolution, liquidation or winding up, as applicable, could not reasonably be expected to have a Material Adverse Effect; and
     (e) the Transactions as contemplated by the Transaction Documents, including, without limitation, the Acquisition, the filing of the Merger Certificate and the Merger.
          To the extent the Required Lenders or all the Lenders, as applicable, waive the provisions of this Section 6.05 with respect to the sale of any Collateral, or any Collateral is sold as permitted by this Section 6.05, such Collateral (unless sold to a Company) shall be sold free and clear of the Liens created by the Security Documents, and, so long as Borrower shall have provided the Agents such certifications or documents as any Agent shall reasonably request in order to demonstrate compliance with this Section 6.05, the Agents shall take all actions they deem appropriate in order to effect the foregoing.
          SECTION 6.06 Asset Sales. Effect any Asset Sale, or agree to effect any Asset Sale, except that the following shall be permitted:
     (a) disposition of used, worn out, obsolete or surplus property by any Company in the ordinary course of business and the abandonment or other disposition of Intellectual Property that is, in the reasonable judgment of Borrower, no longer economically practicable to maintain or useful in the conduct of the business of the Companies taken as a whole;
     (b) Asset Sales; provided that the aggregate consideration received in respect of all Asset Sales pursuant to this clause (b) shall not exceed $5.0 million in any four consecutive fiscal quarters of Borrower, but, in any event, shall not exceed $2.0 million with respect to any single Asset Sale;

     (c) leases of real or personal property in the ordinary course of business and in accordance with the applicable Security Documents;
     (d) mergers and consolidations in compliance with Section 6.05;
     (e) Investments in compliance with Section 6.04; and
     (f) solely in connection with and as contemplated by a Permitted Acquisition, Sale and Leaseback Transaction not to exceed $10.0 million.
          To the extent the Required Lenders or all the Lenders, as applicable, waive the provisions of this Section 6.06 with respect to the sale of any Collateral, or any Collateral is sold as permitted by this Section 6.06, such Collateral (unless sold to a Company) shall be sold free and clear of the Liens created by the Security Documents, and, so long as Borrower shall have provided the Agents such certifications or documents as any Agent shall reasonably request in order to demonstrate compliance with this Section 6.06, the Agents shall take all actions they deem appropriate in order to effect the foregoing.
          SECTION 6.07 Acquisitions. Purchase or otherwise acquire (in one or a series of related transactions) any part of the property (whether tangible or intangible) of any person (or agree to do any of the foregoing at any future time), except that the following shall be permitted:
     (a) Capital Expenditures by Borrower and the Subsidiaries;
     (b) purchases and other acquisitions of inventory, materials, contracts, equipment, intangible property and other assets in the ordinary course of business;
     (c) Investments in compliance with Section 6.04;
     (d) leases of real or personal property in the ordinary course of business and in accordance with the applicable Security Documents;
     (e) Permitted Acquisitions; and
     (f) mergers and consolidations in compliance with Section 6.05;
provided that the Lien on and security interest in such property granted or to be granted in favor of the Collateral Agent under the Security Documents shall be maintained or created in accordance with the provisions of Section 5.11 or Section 5.12, as applicable.
          SECTION 6.08 Dividends. Authorize, declare or pay, directly or indirectly, any Dividends with respect to any Company, except that the following shall be permitted:
     (a) Dividends by any Company to Borrower or any Guarantor that is a Wholly Owned Subsidiary of Borrower;
     (b) payments to Holdings to permit Holdings, and the subsequent use of such payments by Holdings, to repurchase or redeem Qualified Capital Stock of Holdings held by officers, directors or employees or former officers, directors or employees (or their transferees, estates or beneficiaries under their estates) of any Company, upon their death, disability, retirement, severance or termination of employment or service; provided that the aggregate cash consideration paid for all such redemptions and payments shall not exceed, in any fiscal year, the sum of (x) $2.0 million, plus (y) the amount of any Net Cash Proceeds received by Holdings or contributed to Borrower from the issuance and sale since the issue date of Qualified Capital Stock of Holdings (other than the Cure Amounts or amounts contributed for purposes of making Capital Expenditures) to officers, directors or employees of any Company that have not been used to make any repurchases, redemptions or payments under this clause (b), plus (z) the net cash proceeds of any “key-man” life insurance policies of any Company that have not been used to make any repurchases, redemptions or payments under this clause (b);
     (c) (A) to the extent actually used by Holdings to pay such taxes, costs and expenses, payments by Borrower to or on behalf of Holdings in an amount sufficient to pay franchise taxes and other fees required to maintain the legal existence of Holdings, (B) payments by Borrower to or on behalf of Holdings in an amount sufficient to pay out-of-pocket legal, accounting and filing costs and other expenses in the nature of overhead in the ordinary course of business of Holdings, (C) to the extent actually used by the parent of Holdings to pay such taxes, costs and expenses, payments by Holdings to or on behalf of the parent of Holdings in an amount sufficient to pay franchise taxes and other fees required to maintain the legal existence of such parent and (D) payments by Holdings to or on behalf of the parent of Holdings in an amount sufficient to pay out-of-pocket legal, accounting and filing costs and other expenses in the nature of overhead in the ordinary course of business of such parent, in the case of clauses (A) through (D) in an aggregate amount not to exceed $250,000 in any fiscal year;
     (d) Permitted Tax Distributions by (i) Borrower to Holdings and (ii) Holdings to the holders of its Equity Interest; and
     (e) payments made to Holdings to permit Holdings to make payments permitted by Section 6.09(e).
          SECTION 6.09 Transactions with Affiliates. Enter into, directly or indirectly, any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of any Company (other than between or among Borrower and one or more Subsidiary Guarantors), other than on terms and conditions at least as favorable to such Company as would reasonably be obtained by such Company at that time in a comparable arm’s-length transaction with a person other than an Affiliate, except that the following shall be permitted:
     (a) Dividends permitted by Section 6.08;
     (b) Investments permitted by Sections 6.04(e), (f)(i) and (iii), and (i) and (j);
     (c) reasonable and customary director (including, without limitation, amounts being paid to Nader Dahreshori), officer and employee compensation (including bonuses and related expenses) and other benefits (including retirement, health, stock option and other benefit plans) and indemnification arrangements, in each case approved by the Board of Directors of Borrower;
     (d) transactions with customers, clients, suppliers, joint venture partners or purchasers or sellers of goods and services, in each case in the ordinary course of business and otherwise not prohibited by the Loan Documents;

     (e) so long as no Default exists and the Administrative Agent has received the most current version of the Management Services Agreement, at the times specified and the amounts set forth in the Management Services Agreement, the payment of (i) the annual advisory fee and reimbursement of expenses to Veronis Suhler Stevenson LLC (“VSS LLC”); provided that payments under this clause (e)(i) shall in any event not exceed $260,000 per fiscal year, (ii) the payment of transaction fees to VSS LLC shall not exceed 1% of enterprise value in respect of the transaction pursuant to which such fees are owed, and (iii) all other investment banking fees and related expenses payable to VSS LLC;
     (f) the existence of, and the performance by any Loan Party of its obligations under the terms of, any limited liability company, limited partnership or other Organizational Document or securityholders agreement (including any registration rights agreement or purchase agreement related thereto) to which it is a party on the Closing Date, and which has been disclosed to the Lenders as in effect on the Closing Date, and similar agreements that it may enter into thereafter; provided, however, that the existence of, or the performance by any Loan Party of obligations under, any amendment to any such existing agreement or any such similar agreement entered into after the Closing Date shall only be permitted by this Section 6.09(f) to the extent not more adverse to the interest of the Lenders in any material respect, when taken as a whole, than any of such documents and agreements as in effect on the Closing Date;
     (g) sales of Qualified Capital Stock of Holdings to Affiliates of Borrower (except as permitted under Section 6.08(b)) not otherwise prohibited by the Loan Documents and the granting of registration and other customary rights in connection therewith;
     (h) any transaction with an Affiliate where the only consideration paid by any Loan Party is Qualified Capital Stock of Holdings;
     (i) exercise of the Cure Right;
     (j) the transactions set forth on Schedule 6.09 of this Agreement; and
     (k) the Transactions as contemplated by the Transaction Documents.
          SECTION 6.10 Financial Covenant. Permit the Total Leverage Ratio, as of the last day of any Test Period in effect during any period in the table below, to exceed the ratio set forth opposite such period in the table below:

Test Period	Leverage Ratio
Closing Date — December 31, 2007	8.0 to 1.0
Fiscal Quarter Ended March 31, 2008	8.0 to 1.0
Fiscal Quarter Ended June 30, 2008	7.75 to 1.0
Fiscal Quarter Ended September 30, 2008	7.50 to 1.0
Fiscal Quarter Ended December 31, 2008	7.50 to 1.0
Fiscal Year 2009	6.50 to 1.0
Fiscal Year 2010	5.50 to 1.0
Fiscal Year 2011	4.50 to 1.0
Thereafter	4.00 to 1.0

          SECTION 6.11 Prepayments of Other Indebtedness; Modifications of Organizational Documents and Other Documents, etc. Directly or indirectly:
     (a) make (or give any notice in respect thereof) any voluntary or optional payment or prepayment on or redemption or acquisition for value of, or any prepayment or redemption as a result of any asset sale, change of control or similar event of, any Subordinated Indebtedness, except as otherwise permitted by this Agreement or except as otherwise permitted by Section 6.01(c);
     (b) amend or modify, or permit the amendment or modification of, any provision of any Transaction Document (other than with respect to the Senior Unsecured Note Purchase Documents) if in any manner that is adverse in any material respect to the interests of the Lenders or any Subordinated Indebtedness if the effect of such amendment or modification is to increase the interest rate on such Subordinated Indebtedness, change (to earlier dates) dates upon which payments of principal or interest are due thereon, change any event of default or condition to an event of default with respect thereto (other than to eliminate any such event of default or increase any grace period related thereto), change the redemption, prepayment or defeasance provisions thereof or change the subordination provisions of such Subordinated Indebtedness (or any guaranty thereof);
     (c) amend or modify, or permit the amendment or modification of, any provision of any Senior Unsecured Note Purchase Document if the effect of such amendment or modification is to (i) change dates upon which payments of principal or interest are due thereon (other than changes that shorten the maturity date on the Senior Unsecured Notes to a date no earlier than six months after the Tranche B Maturity Date), (ii) change any event of default or condition to an event of default with respect thereto (other than to eliminate any such event of default or increase any grace period related thereto or as permitted below) or (iii) change the redemption, prepayment or defeasance provisions thereof; provided, however, that no increase in the interest rate otherwise permitted by this clause (c) shall be permitted if after giving effect to such increase on a Pro Forma Basis the Borrower shall not be in compliance with the Total Leverage Ratio required by the covenant set forth in Section 6.10 as of the most recent Test Period. Notwithstanding any of the foregoing restrictions, any amendment or modification of any provision of any Senior Unsecured Note Purchase Document shall be permitted to the extent the effect of such amendment or modification is to make conforming changes to match changes made to the Loan Documents so as to preserve, in connection with any amendments to the Loan Documents, on substantially similar terms, the differential (if any) that exists on the date hereof between such covenants, defaults or events of defaults in the Loan Documents and such covenants, defaults or events of default in the Senior Unsecured Note Purchase Documents; or
     (d) terminate, amend or modify any of its Organizational Documents (including (x) by the filing or modification of any certificate of designation and (y) any election to treat any Pledged Securities (as defined in the Security Agreement) as a “security” under Section 8-103 of the UCC other than concurrently with the delivery of certificates representing such Pledged Securities to the Collateral Agent) or any agreement to which it is a party with respect to its

Equity Interests (including any stockholders’ agreement) (collectively, the “Equity Agreements”), or enter into any new agreement with respect to its Equity Interests, other than any such amendments or modifications or such new agreements which are not adverse in any material respect to the interests of the Lenders; provided that Holdings may issue such Equity Interests, so long as such issuance is not prohibited by Section 6.13 or any other provision of this Agreement, and may amend or modify its Organizational Documents or other Equity Agreements to authorize any such Equity Interests.
          SECTION 6.12 Limitation on Certain Restrictions on Subsidiaries. Directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by Borrower or any Subsidiary, or pay any Indebtedness owed to Borrower or a Subsidiary, (b) make loans or advances to Borrower or any Subsidiary or (c) transfer any of its properties to Borrower or any Subsidiary, except for such encumbrances or restrictions existing under or by reason of (i) applicable Requirements of Law; (ii) this Agreement and the other Loan Documents; (iii) the Senior Unsecured Note Purchase Documents; (iv) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of a Subsidiary; (v) customary provisions restricting assignment of any agreement entered into by a Subsidiary in the ordinary course of business; (vi) any holder of a Lien permitted by Section 6.02 restricting the transfer of the property subject thereto; (vii) customary restrictions and conditions contained in any agreement relating to the sale of any property permitted under Section 6.06 pending the consummation of such sale; (viii) any agreement in effect at the time such Subsidiary becomes a Subsidiary of Borrower, so long as such agreement was not entered into in connection with or in contemplation of such person becoming a Subsidiary of Borrower; (ix) without affecting the Loan Parties’ obligations under Section 5.11, customary provisions in partnership agreements, limited liability company organizational governance documents, asset sale and stock sale agreements and other similar agreements entered into in the ordinary course of business that restrict the transfer of ownership interests in such partnership, limited liability company or similar person; (x) restrictions on cash or other deposits or net worth imposed by suppliers or landlords under contracts entered into in the ordinary course of business; (xi) any instrument governing Indebtedness assumed in connection with any Permitted Acquisition, which encumbrance or restriction is not applicable to any person, or the properties or assets of any person, other than the person or the properties or assets of the person so acquired; (xii) in the case of any joint venture which is not a Loan Party in respect of any matters referred to in clauses (b) and (c) above, restrictions in such person’s Organizational Documents or pursuant to any joint venture agreement or stockholders agreements solely to the extent of the Equity Interests of or property held in the subject joint venture or other entity; or (xiii) any encumbrances or restrictions imposed by any amendments or refinancings that are otherwise permitted by the Loan Documents of the contracts, instruments or obligations referred to in clauses (iii) or (viii) above; provided that such amendments or refinancings are no more materially restrictive with respect to such encumbrances and restrictions than those prior to such amendment or refinancing.
          SECTION 6.13 Limitation on Issuance of Capital Stock.
          (a) With respect to Holdings, issue any Equity Interest that is not Qualified Capital Stock other than MIP Units.
          (b) With respect to Borrower or any Subsidiary, issue any Equity Interest (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, any Equity Interest, except (i) for stock splits, stock dividends and additional issuances of Equity Interests which do not decrease the percentage ownership of Borrower or any Subsidiaries in any class of the Equity Interest of such Subsidiary; (ii) Subsidiaries of Borrower formed after the Closing Date in accordance with Section 6.14 may issue Equity Interests to Borrower or the Subsidiary of Borrower which is to own such Equity Interests; and (iii) Borrower may issue common stock that is Qualified Capital Stock to Holdings. All Equity Interests issued in accordance with this Section 6.13(b) shall, to the extent required by Sections 5.11 and 5.12 or any Security Agreement or if such Equity Interests are issued by Borrower, be delivered to the Collateral Agent for pledge pursuant to the applicable Security Agreement.
          SECTION 6.14 Limitation on Creation of Subsidiaries. Other than as permitted pursuant to Section 6.21, establish, create or acquire any additional Subsidiaries without the prior written consent of the Required Lenders; provided that, without such consent, Borrower may (i) establish or create one or more Wholly Owned Subsidiaries of Borrower, (ii) establish, create or acquire one or more Subsidiaries in connection with an Investment made pursuant to Section 6.04 or (iii) acquire one or more Subsidiaries in connection with a Permitted Acquisition, so long as, in each case, Section 5.11(b) shall be complied with.
          SECTION 6.15 Business.
          (a) With respect to Holdings, engage in any business activities or have any properties or liabilities, other than (i) its ownership of the Equity Interests of Borrower or any parent company of Borrower whose only asset is its beneficial ownership of Borrower and is a direct or indirect wholly owned subsidiary of Holdings, (ii) obligations under the Loan Documents and the Senior Unsecured Note Purchase Documents, and (iii) activities, properties and/or liabilities or other obligations incidental to the foregoing clauses (i) and (ii), including, without limitation, liabilities or other obligations incident to its fulfilling its obligations under its Organizational Documents and to be in good standing in its jurisdiction or organization.
          (b) With respect to Borrower and the Subsidiaries, engage (directly or indirectly) in any business other than those businesses in which Borrower and its Subsidiaries are engaged on the Closing Date as described in the Confidential Information Memorandum (or, in the good faith judgment of the Board of Directors, which are substantially related thereto or are reasonable extensions thereof).
          SECTION 6.16 Limitation on Accounting Changes. Make or permit any change in accounting policies or reporting practices, without the consent of the Required Lenders, which consent shall not be unreasonably withheld, except changes that are required by GAAP.
          SECTION 6.17 Fiscal Year. Change its fiscal year-end to a date other than December 31.
          SECTION 6.18 No Further Negative Pledge. Enter into any agreement, instrument, deed or lease which, by its terms, prohibits or limits the ability of any Loan Party to create, incur, assume or suffer to exist any Lien upon any of their respective properties or revenues, whether now owned or hereafter acquired, or which requires the grant of any security for an obligation if security is granted for another obligation, except the following: (1) this Agreement, the other Loan Documents and the Senior Unsecured Note Purchase Documents; (2) covenants in documents creating Liens permitted by Section 6.02 prohibiting further Liens on the properties encumbered thereby; (3) any other agreement that does not restrict in any manner (directly or indirectly) Liens created pursuant to the Loan Documents on any Collateral securing the Secured Obligations and does not require the direct or indirect granting of any

Lien securing any Indebtedness or other obligation by virtue of the granting of Liens on or pledge of property of any Loan Party to secure the Secured Obligations; and (4) any prohibition or limitation that (a) exists pursuant to applicable Requirements of Law, (b) consists of customary restrictions and conditions contained in any agreement relating to the sale of any property permitted under Section 6.06 pending the consummation of such sale, (c) restricts subletting or assignment of any lease governing a leasehold interest of Borrower or a Subsidiary, (d) exists in any agreement in effect at the time such Subsidiary becomes a Subsidiary of Borrower, so long as such agreement was not entered into in contemplation of such person becoming a Subsidiary or (e) is imposed by any amendments or refinancings that are otherwise permitted by the Loan Documents of the contracts, instruments or obligations referred to in clause (3) or (4)(d); provided that such amendments and refinancings are no more materially restrictive with respect to such prohibitions and limitations than those prior to such amendment or refinancing.
          SECTION 6.19 Anti-Terrorism Law; Anti-Money Laundering.
          (a) Directly or indirectly, (i) knowingly conduct any business or engage in making or receiving any contribution of funds, goods or services to or for the benefit of any person described in Section 3.22, (ii) knowingly deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order or any other Anti-Terrorism Law, or (iii) knowingly engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law (and the Loan Parties shall deliver to the Lenders any certification or other evidence requested from time to time by any Lender in its reasonable discretion, confirming the Loan Parties’ compliance with this Section 6.19).
          (b) Cause or permit any of the funds of such Loan Party that are used to repay the Loans to be derived from any unlawful activity with the result that the making of the Loans would be in violation of any Requirement of Law.
          SECTION 6.20 Embargoed Person. Cause or permit (a) any of the funds or properties of the Loan Parties that are used to repay the Loans to constitute property of, or be beneficially owned directly or indirectly by, any person subject to sanctions or trade restrictions under United States law (“Embargoed Person” or “Embargoed Persons”) that is identified on (1) the “List of Specially Designated Nationals and Blocked Persons” maintained by OFAC and/or on any other similar list maintained by OFAC pursuant to any authorizing statute including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Order or Requirement of Law promulgated thereunder, with the result that the investment in the Loan Parties (whether directly or indirectly) is prohibited by a Requirement of Law, or the Loans made by the Lenders would be in violation of a Requirement of Law, or (2) the Executive Order, any related enabling legislation or any other similar Executive Orders or (b) any Embargoed Person to have any direct or indirect interest, of any nature whatsoever in the Loan Parties, with the result that the investment in the Loan Parties (whether directly or indirectly) is prohibited by a Requirement of Law or the Loans are in violation of a Requirement of Law.
          SECTION 6.21 Additional Holding Companies. Establish, create or acquire any additional Subsidiaries without the prior written consent of the Required Lenders; provided that, without such consent, Holdings may (a) establish or create one or more direct Subsidiaries of Holdings, (b) establish, create or acquire one or more direct Subsidiaries in connection with an Investment made pursuant to Section 6.04 or (c) acquire one or more direct Subsidiaries in connection with a Permitted

Acquisition, so long as, in each case, Section 5.11(b) shall be complied with and such Subsidiary to the extent it is the direct parent entity of Borrower, shall assume all obligations of Holdings under this Agreement and the Fee Letter by entering into a Joinder Agreement as set forth in Exhibit F and upon any such assumption Holdings shall be released from all its obligations under this Agreement, the Fee Letter and the Other Loan Documents.
ARTICLE VII
GUARANTEE
          SECTION 7.01 The Guarantee. The Guarantors hereby jointly and severally guarantee, as a primary obligor and not as a surety to each Secured Party and their respective successors and assigns, the prompt payment in full when due (whether at stated maturity, by required prepayment, declaration, demand, by acceleration or otherwise) of the principal of and interest (including any interest, fees, costs or charges that would accrue but for the provisions of the Title 11 of the United States Code after any bankruptcy or insolvency petition under Title 11 of the United States Code) on the Loans made by the Lenders to, and the Notes held by each Lender of, Borrower, and all other Secured Obligations from time to time owing to the Secured Parties by any Loan Party under any Loan Document or any Hedging Agreement or Treasury Services Agreement entered into with a counterparty that is a Secured Party, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the “Guaranteed Obligations”). The Guarantors hereby jointly and severally agree that if Borrower or other Guarantor(s) shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantors will promptly pay the same in cash, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.
          SECTION 7.02 Obligations Unconditional. The obligations of the Guarantors under Section 7.01 shall constitute a guaranty of payment and to the fullest extent permitted by applicable Requirements of Law, are absolute, irrevocable and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the Guaranteed Obligations of Borrower under this Agreement, the Notes, if any, or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or Guarantor (except for payment in full). Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder which shall remain absolute, irrevocable and unconditional under any and all circumstances as described above:
     (i) at any time or from time to time, without notice to the Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;
     (ii) any of the acts mentioned in any of the provisions of this Agreement or the Notes, if any, or any other agreement or instrument referred to herein or therein shall be done or omitted;

     (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be amended in any respect, or any right under the Loan Documents or any other agreement or instrument referred to herein or therein shall be amended or waived in any respect or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;
     (iv) any Lien or security interest granted to, or in favor of, Issuing Bank or any Lender or Agent as security for any of the Guaranteed Obligations shall fail to be perfected; or
     (v) the release of any other Guarantor pursuant to Section 7.09.
          The Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that any Secured Party exhaust any right, power or remedy or proceed against Borrower under this Agreement or the Notes, if any, or any other agreement or instrument referred to herein or therein, or against any other person under any other guarantee of, or security for, any of the Guaranteed Obligations. The Guarantors waive any and all notice of the creation, renewal, extension, waiver, termination or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by any Secured Party upon this Guarantee or acceptance of this Guarantee, and the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guarantee, and all dealings between Borrower and the Secured Parties shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. This Guarantee shall be construed as a continuing, absolute, irrevocable and unconditional guarantee of payment without regard to any right of offset with respect to the Guaranteed Obligations at any time or from time to time held by Secured Parties, and the obligations and liabilities of the Guarantors hereunder shall not be conditioned or contingent upon the pursuit by the Secured Parties or any other person at any time of any right or remedy against Borrower or against any other person which may be or become liable in respect of all or any part of the Guaranteed Obligations or against any collateral security or guarantee therefor or right of offset with respect thereto. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantors and the successors and assigns thereof, and shall inure to the benefit of the Lenders, and their respective successors and assigns, notwithstanding that from time to time during the term of this Agreement there may be no Guaranteed Obligations outstanding.
          SECTION 7.03 Reinstatement. The obligations of the Guarantors under this Article VII shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of Borrower or other Loan Party in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.
          SECTION 7.04 Subrogation; Subordination. Each Guarantor hereby agrees that until the indefeasible payment and satisfaction in full in cash of all Guaranteed Obligations and the expiration or termination of the Commitments of the Lenders under this Agreement it shall waive any claim and shall not exercise any right or remedy, direct or indirect, arising by reason of any performance by it of its guarantee in Section 7.01, whether by subrogation or otherwise, against Borrower or any other Guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations. Any Indebtedness of any Loan Party permitted pursuant to Section 6.01(d) shall be subordinated to such Loan Party’s Secured Obligations in the manner set forth in the Intercompany Note evidencing such Indebtedness.

          SECTION 7.05 Remedies. The Guarantors jointly and severally agree that, as between the Guarantors and the Lenders, the obligations of Borrower under this Agreement and the Notes, if any, may be declared to be forthwith due and payable as provided in Section 8.01 (and shall be deemed to have become automatically due and payable in the circumstances provided in Section 8.01) for purposes of Section 7.01, notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by Borrower) shall forthwith become due and payable by the Guarantors for purposes of Section 7.01.
          SECTION 7.06 Instrument for the Payment of Money. Each Guarantor hereby acknowledges that the guarantee in this Article VII constitutes an instrument for the payment of money, and consents and agrees that any Lender or Agent, at its sole option, in the event of a dispute by such Guarantor in the payment of any moneys due hereunder, shall have the right to bring a motion-action under New York CPLR Section 3213.
          SECTION 7.07 Continuing Guarantee. The guarantee in this Article VII is a continuing guarantee of payment, and shall apply to all Guaranteed Obligations whenever arising.
          SECTION 7.08 General Limitation on Guarantee Obligations. In any action or proceeding involving any state corporate limited partnership or limited liability company law, or any applicable state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under Section 7.01 would otherwise be held or determined to be void, voidable, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 7.01, then, notwithstanding any other provision to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Loan Party or any other person, be automatically limited and reduced to the highest amount (after giving effect to the right of contribution established in Section 7.10) that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.
          SECTION 7.09 Release of Guarantors. If, in compliance with the terms and provisions of the Loan Documents, all or substantially all of the Equity Interests or property of any Guarantor are sold or otherwise transferred (a “Transferred Guarantor”) to a person or persons, none of which is Borrower or a Subsidiary, such Transferred Guarantor shall, upon the consummation of such sale or transfer, be automatically released from its obligations under this Agreement (including under Section 10.03 hereof) and its obligations to pledge and grant any Collateral owned by it pursuant to any Security Document and, in the case of a sale of all or substantially all of the Equity Interests of the Transferred Guarantor, the pledge of such Equity Interests to the Collateral Agent pursuant to the Security Agreements shall be automatically released, and, so long as Borrower shall have provided the Agents such certifications or documents as any Agent shall reasonably request, the Collateral Agent shall take such actions as are necessary to effect each release described in this Section 7.09 in accordance with the relevant provisions of the Security Documents, so long as Borrower shall have provided the Agents such certifications or documents as any Agent shall reasonably request in order to demonstrate compliance with this Agreement; provided that such Guarantor is also released from its obligations under the Senior Unsecured Note Purchase Documents on the same terms.
          SECTION 7.10 Right of Contribution. Each Subsidiary Guarantor hereby agrees that to the extent that a Subsidiary Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Subsidiary Guarantor hereunder which has not paid its proportionate share of such payment. Each Subsidiary Guarantor’s right of contribution shall be subject to the terms and conditions of Section 7.04. The provisions of this Section 7.10 shall in no respect limit the obligations and liabilities of any Subsidiary Guarantor to the Administrative Agent, the Issuing Bank and the Lenders, and each Subsidiary Guarantor shall remain liable to the Administrative Agent, the Issuing Bank, and the Lenders for the full amount guaranteed by such Subsidiary Guarantor hereunder.
ARTICLE VIII
EVENTS OF DEFAULT
          SECTION 8.01 Events of Default. Upon the occurrence and during the continuance of the following events (“Events of Default”):
     (a) default shall be made in the payment of any principal of any Loan or any Reimbursement Obligation when and as the same shall become due and payable, whether at the due date thereof (including a Tranche B Loan Repayment Date) or at a date fixed for prepayment (whether voluntary or mandatory) thereof or by acceleration thereof or otherwise;
     (b) default shall be made in the payment of any interest on any Loan or any Fee or any other amount (other than an amount referred to in paragraph (a) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of three Business Days;
     (c) any representation or warranty made or deemed made in or in connection with any Loan Document or the borrowings or issuances of Letters of Credit hereunder, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished in connection with or pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished;
     (d) default shall be made in the due observance or performance by any Company of any covenant, condition or agreement contained in Section 5.02, 5.03(a) or 5.08 or in Article VI;
     (e) default shall be made in the due observance or performance by any Company of any covenant, condition or agreement contained in any Loan Document (other than those specified in paragraphs (a), (b) or (d) immediately above) and such default shall continue unremedied or shall not be waived for a period of 30 days after written notice thereof from the Administrative Agent or any Lender to Borrower;
     (f) any Company shall (i) fail to pay any principal or interest, regardless of amount, due in respect of any Indebtedness (other than the Obligations), when and as the same shall become due and payable beyond any applicable grace period, or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Indebtedness if the effect of any failure referred to in this clause (ii) is to cause, or to permit the holder or holders of such Indebtedness or a trustee or other representative on its or their behalf (with or without the giving of notice, the lapse of time or both) to cause, such Indebtedness to become due prior to its stated maturity or become subject to a mandatory offer purchase by the obligor; provided that, other than in the case of the Senior

Unsecured Term Loans, it shall not constitute an Event of Default pursuant to this paragraph (f) unless the aggregate amount of all such Indebtedness referred to in clauses (i) and (ii) exceeds $5.0 million at any one time (provided that, in the case of any Hedging Obligations, the amount counted for this purpose shall be the amount payable by all Companies if such Hedging Obligations were terminated at such time);
     (g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of any Company, or of a substantial part of the property of any Company, under Title 11 of the U.S. Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law; (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Company or for a substantial part of the property of any Company; or (iii) the winding-up or liquidation of any Company; and such proceeding or petition shall continue undismissed for 90 days or an order or decree approving or ordering any of the foregoing shall be entered;
     (h) any Company shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law; (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (g) above; (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Company or for a substantial part of the property of any Company; (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding; (v) make a general assignment for the benefit of creditors; (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due; (vii) take any action for the purpose of effecting any of the foregoing; or (viii) wind up or liquidate;
     (i) one or more judgments, orders or decrees for the payment of money in an aggregate amount in excess of $5.0 million (to the extent not covered by insurance or the indemnity of the Sellers under the Acquisition Agreement) shall be rendered against any Company or any combination thereof and the same shall remain undischarged, unvacated or unbonded for a period of 60 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon properties of any Company to enforce any such judgment;
     (j) one or more ERISA Events shall have occurred that, when taken together with all other such ERISA Events could reasonably be expected to result in a Material Adverse Effect or in the imposition of a Lien on any properties of a Company;
     (k) any security interest and Lien (other than a Lien on Collateral having a value of less than $1.0 million and other than as a result of a Permitted Lien) purported to be created by any Security Document shall cease to be in full force and effect, or shall cease to give the Collateral Agent, for the benefit of the Secured Parties, the Liens, rights, powers and privileges purported to be created and granted under such Security Document (including a perfected first priority security interest in and Lien on all of the Collateral thereunder (except as otherwise expressly provided in such Security Document)) in favor of the Collateral Agent, or shall be asserted by Borrower or any other Loan Party not to be a valid, perfected, first priority (except as otherwise expressly provided in this Agreement or such Security Document) security interest in or Lien on the Collateral covered thereby;

     (l) any Loan Document or any material provisions thereof shall at any time and for any reason be declared by a court of competent jurisdiction to be null and void, or a proceeding shall be commenced by any Loan Party or any other person, or by any Governmental Authority, seeking to establish the invalidity or unenforceability thereof (exclusive of questions of interpretation of any provision thereof), or any Loan Party shall repudiate or deny any portion of its liability or obligation for the Obligations;
     (m) there shall have occurred a Change in Control; or
     (n) any Company shall be prohibited or otherwise restrained from conducting the business theretofore conducted by it in any manner that has or could reasonably be expected to result in a Material Adverse Effect by virtue of any determination, ruling, decision, decree or order of any court or Governmental Authority of competent jurisdiction;
then, and in every such event (other than an event with respect to Holdings or Borrower described in paragraph (g) or (h) above), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to Borrower, take either or both of the following actions, at the same or different times: (i) terminate forthwith the Commitments and (ii) declare the Loans and Reimbursement Obligations then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans and Reimbursement Obligations so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other Obligations of Borrower accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Borrower and the Guarantors, anything contained herein or in any other Loan Document to the contrary notwithstanding; and in any event, with respect to Holdings or Borrower described in paragraph (g) or (h) above, the Commitments shall automatically terminate and the principal of the Loans and Reimbursement Obligations then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other Obligations of Borrower accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Borrower and the Guarantors, anything contained herein or in any other Loan Document to the contrary notwithstanding.
          SECTION 8.02 Rescission. If at any time after termination of the Commitments or acceleration of the maturity of the Loans, Borrower shall pay all arrears of interest and all payments on account of principal of the Loans and Reimbursement Obligations owing by it that shall have become due otherwise than by acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified herein) and all Defaults (other than non-payment of principal of and accrued interest on the Loans due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to Section 10.02, then upon the written consent of the Required Lenders and written notice to Borrower, the termination of the Commitments or the acceleration and their consequences may be rescinded and annulled; but such action shall not affect any subsequent Default or impair any right or remedy consequent thereon. The provisions of the preceding sentence are intended merely to bind the Lenders and the Issuing Bank to a decision that may be made at the election of the Required Lenders, and such provisions are not intended to benefit Borrower and do not give Borrower the right to require the Lenders to rescind or annul any acceleration hereunder, even if the conditions set forth herein are met.

          SECTION 8.03 Application of Proceeds. The proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral pursuant to the exercise by the Collateral Agent of its remedies shall be applied, in full or in part, together with any other sums then held by the Collateral Agent pursuant to this Agreement, promptly by the Collateral Agent as follows:
     (a) First, to the payment of all reasonable costs and expenses, fees, commissions and taxes of such sale, collection or other realization including compensation to the Collateral Agent and its agents and counsel, and all expenses, liabilities and advances made or incurred by the Collateral Agent in connection therewith and all amounts for which the Collateral Agent is entitled to indemnification (for losses actually suffered) pursuant to the provisions of any Loan Document, together with interest on each such amount at the highest rate then in effect under this Agreement from and after the date such amount is due, owing or unpaid until paid in full;
     (b) Second, to the payment of all other reasonable costs and expenses of such sale, collection or other realization including compensation to the other Secured Parties and their agents and counsel and all costs, liabilities and advances made or incurred by the other Secured Parties in connection therewith, together with interest on each such amount at the highest rate then in effect under this Agreement from and after the date such amount is due, owing or unpaid until paid in full;
     (c) Third, without duplication of amounts applied pursuant to clauses (a) and (b) above, to the indefeasible payment in full in cash, pro rata, of interest and other amounts constituting Obligations (other than principal, Reimbursement Obligations and obligations to cash collateralize Letters of Credit) and any fees, premiums and scheduled periodic payments due under Hedging Agreements or Treasury Services Agreements constituting Secured Obligations and any interest accrued thereon, in each case equally and ratably in accordance with the respective amounts thereof then due and owing;
     (d) Fourth, to the indefeasible payment in full in cash, pro rata, of principal amount of the Obligations and any premium thereon (including Reimbursement Obligations and obligations to cash collateralize Letters of Credit) and any breakage, termination or other payments under Hedging Agreements and Treasury Services Agreements constituting Secured Obligations and any interest accrued thereon; and
     (e) Fifth, the balance, if any, to the person lawfully entitled thereto (including the applicable Loan Party or its successors or assigns) or as a court of competent jurisdiction may direct.
          In the event that any such proceeds are insufficient to pay in full the items described in clauses (a) through (e) of this Section 8.03, the Loan Parties shall remain liable, jointly and severally, for any deficiency.
          SECTION 8.04 Certain Cure Rights. Notwithstanding anything to the contrary contained in Section 8.01, in the event that Borrower fails to comply with the financial covenant contained in Section 6.10, Holdings shall have the right, no later than 10 days after the delivery of a Notice of Intent to Cure, to issue Permitted Cure Securities for cash or otherwise make cash contribution to the capital of Borrower in an aggregate amount not in excess of the minimum amount necessary to cure the relevant failure to comply with such financial covenant, the net cash proceeds of which shall be contributed to the common equity capital of Borrower (collectively, the “Cure Right”), and upon the receipt by Borrower of such cash (the “Cure Amount”), such financial covenant shall be recalculated giving effect to the following pro forma adjustments:
     (a) Consolidated EBITDA shall be increased, as provided in the definition thereof, solely for the purpose of measuring such financial covenant and not for any other purpose under this Agreement, by an amount equal to the Cure Amount;
     (b) if, after giving effect to the foregoing recalculations, Borrower shall then be in compliance with the requirements of such financial covenant, Borrower shall be deemed to have satisfied the requirements of such financial covenant as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of such financial covenant which had occurred shall be deemed cured for all purposes of this Agreement and the other Loan Documents;
     (c) to the extent that the Cure Amount proceeds are used to repay Indebtedness, such Indebtedness shall not be deemed to have been repaid for purposes of calculating the financial covenant for the Test Period with respect to which such Cure Right was exercised; and
     (d) to the extent a fiscal quarter ended for which such financial covenant is initially recalculated as a result of a Cure Right is included in the calculation of a financial covenant in a subsequent fiscal period, the Cure Amount shall be included in the amount of Consolidated EBITDA for such initial fiscal quarter;
provided that in each four fiscal quarters there shall be at least two consecutive fiscal quarters in which no Cure Right is exercised. If Borrower shall have delivered a Notice of Intent to Cure, in accordance with Section 5.01(k), then (subject to the preceding sentence) the right of the Lenders to declare the Loans due and payable and to terminate the Commitments pursuant to Section 8.01 solely as a result of such Default under Section 6.10 shall be suspended for a period of 10 Business days following the date of delivery of such Notice of Intent to Cure.
ARTICLE IX
THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT
          SECTION 9.01 Appointment and Authority. Each of the Lenders and the Issuing Bank hereby irrevocably appoints Barclays Bank PLC, to act on its behalf as the Administrative Agent and the Collateral Agent hereunder and under the other Loan Documents and authorizes such Agents to take such actions on its behalf and to exercise such powers as are delegated to such Agents by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Collateral Agent, the Lenders and the Issuing Bank, and neither Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions.
          SECTION 9.02 Rights as a Lender. Each person serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include each person serving as an Agent hereunder in its individual capacity. Such person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with Borrower or any Subsidiary or other Affiliate thereof as if such person were not an Agent hereunder and without any duty to account therefor to the Lenders.
          SECTION 9.03 Exculpatory Provisions. No Agent shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, no Agent:
     (i) shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;
     (ii) shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that such Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that such Agent shall not be required to take any action that, in its judgment or the judgment of its counsel, may expose such Agent to liability or that is contrary to any Loan Document or applicable Requirements of Law; and
     (iii) shall, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Borrower or any of its Affiliates that is communicated to or obtained by the person serving as such Agent or any of its Affiliates in any capacity.
No Agent shall be liable for any action taken or not taken by it (x) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as such Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 10.02) or (y) in the absence of its own gross negligence or willful misconduct. No Agent shall be deemed to have knowledge of any Default unless and until notice describing such Default is given to such Agent by Borrower, a Lender or the Issuing Bank.
          No Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to such Agent. Without limiting the generality of the foregoing, the use of the term “agent” in this Agreement with reference to the Administrative Agent or the Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term us used merely as a matter of market custom and is intended to create or reflect only an administrative relationship between independent contracting parties.
          SECTION 9.04 Reliance by Agent. Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the Issuing Bank, the Administrative Agent may presume that such condition is satisfactory to such Lender or the Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or the Issuing Bank prior to the making of such Loan or the issuance of such Letter of Credit. Each Agent may consult with legal counsel (who may be counsel for Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
          SECTION 9.05 Delegation of Duties. Each Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through, or delegate any and all such rights and powers to, any one or more sub-agents appointed by such Agent. Each Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent.
          SECTION 9.06 Resignation of Agent. Each Agent may at any time give notice of its resignation to the Lenders, the Issuing Bank and Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may on behalf of the Lenders and the Issuing Bank, appoint a successor Agent meeting the qualifications set forth above provided that if the Agent shall notify Borrower and the Lenders that no qualifying person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Collateral Agent on behalf of the Lenders or the Issuing Bank under any of the Loan Documents, the retiring Collateral Agent shall continue to hold such collateral security as nominee until such time as a successor Collateral Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through an Agent shall instead be made by or to each Lender and the Issuing Bank directly, until such time as the Required Lenders appoint a successor Agent as provided for above in this paragraph. Upon the acceptance of a successor’s appointment as Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Agent, and the retiring Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this paragraph). The fees payable by Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrower and such successor. After the retiring Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article IX and Section 10.03 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Agent was acting as Agent.
          SECTION 9.07 Non-Reliance on Agent and Other Lenders. Each Lender and the Issuing Bank acknowledges that it has, independently and without reliance upon any Agent or any other

Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender further represents and warrants that it has reviewed the Confidential Information Memorandum and each other document made available to it on the Platform in connection with this Agreement and has acknowledged and accepted the terms and conditions applicable to the recipients thereof. Each Lender and the Issuing Bank also acknowledges that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.
          SECTION 9.08 No Other Duties, etc. Anything herein to the contrary notwithstanding, none of the Bookmanagers, Arrangers, Syndication Agents or Documentation Agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, the Collateral Agent, a Lender or the Issuing Bank hereunder.
ARTICLE X
MISCELLANEOUS
          SECTION 10.01 Notices.
          (a) Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows:
(i)	if to any Loan Party, to Borrower at:

c/o Veronis Suhler Stevenson
350 Park Avenue
New York, NY 10022
Attention: Scott J. Troeller
Facsimile: (212) 381-8168
Telephone: (212) 381-8420
E-mail: TroellerS@vss.com;
with a copy (which shall not constitute notice) to:
Lowenstein Sandler PC 1251 Avenue of the Americas 18th Floor New York, NY 10020 Attention: Lowell A. Citron Facsimile: (973) 422-6809 Telephone: (646) 414-6819 E-mail: lcitron@lowenstein.com;

(ii)	if to the Administrative Agent, the Collateral Agent or Issuing Bank, to it at:

Barclays Bank PLC
200 Park Avenue
New York, NY 10166
Attention: David Barton
Facsimile: (212) 412-7600
Telephone: (212) 412-7693
E-mail: davide.barton@barcap.com; and
          (iii) if to a Lender, to it at its address (or telecopier number) set forth in its Administrative Questionnaire.
Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b).
          (b) Electronic Communications. Notices and other communications to the Lenders and the Issuing Bank hereunder may (subject to Section 10.01(d)) be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender or the Issuing Bank pursuant to Article II if such Lender or the Issuing Bank, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent, the Collateral Agent or Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it (including as set forth in Section 10.01(d)); provided that approval of such procedures may be limited to particular notices or communications.
          Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.
          (c) Change of Address, etc. Any party hereto may change its address or telecopier number for notices and other communications hereunder by notice to the other parties hereto.
          (d) Posting. Each Loan Party hereby agrees that it will provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to this Agreement and any other Loan Document, including all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (i) relates to a request for a new, or a conversion of an existing, Borrowing or other extension of credit (including any election of an interest rate or interest period relating thereto), (ii) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (iii) provides notice of any Default under this Agreement or (iv) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement and/or any borrowing or other extension of credit hereunder (all such non-excluded communications, collectively, the “Communications”), by transmitting the Communications in an electronic/soft medium in a format reasonably acceptable to the Administrative Agent at davide.barton@barcap.com or at such other e-mail address(es) provided to Borrower from time to time or in such other form, including hard copy delivery thereof, as the Administrative Agent shall require. In addition, each Loan Party agrees to continue to provide the Communications to the Administrative Agent in the manner specified in this Agreement or any other Loan Document or in such other form, including hard copy delivery thereof, as the Administrative Agent shall require. Nothing in this Section 10.01 shall prejudice the right of the Agents, any Lender or any Loan Party to give any notice or other communication pursuant to this Agreement or any other Loan Document in any other manner specified in this Agreement or any other Loan Document or as any such Agent shall require.
          To the extent consented to by the Administrative Agent in writing from time to time, Administrative Agent agrees that receipt of the Communications by the Administrative Agent at its e-mail address(es) set forth above shall constitute effective delivery of the Communications to the Administrative Agent for purposes of the Loan Documents; provided that Borrower shall also deliver to the Administrative Agent an executed original of each Compliance Certificate required to be delivered hereunder.
          Each Loan Party further agrees that Administrative Agent may make the Communications available to the Lenders by posting the Communications on Intralinks or a substantially similar electronic transmission system (the “Platform”). The Platform is provided “as is” and “as available.” The Agents do not warrant the accuracy or completeness of the Communications, or the adequacy of the Platform and expressly disclaim liability for errors or omissions in the communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by any Agent in connection with the Communications or the Platform. In no event shall the Administrative Agent or any of its Related Parties have any liability to the Loan Parties, any Lender or any other person for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of any Loan Party’s or the Administrative Agent’s transmission of communications through the Internet, except to the extent the liability of such person is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such person’s gross negligence or willful misconduct.
          SECTION 10.02 Waivers; Amendment.
          (a) Generally. No failure or delay by any Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of each Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by this Section 10.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether any Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time. No notice or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances.
          (b) Required Consents. Subject to the terms of Section 10.02(c), (d) and (e), neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended, supplemented or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by Borrower and the Administrative Agent or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent, the Collateral Agent (in the case of any Security Document) and the Loan Party or Loan Parties that are party thereto, in each case with the written consent of the Required Lenders; provided that no such agreement shall be effective if the effect thereof would:
     (i) increase the Commitment of any Lender without the written consent of such Lender (it being understood that no amendment, modification, termination, waiver or consent with respect to any condition precedent, covenant or Default shall constitute an increase in the Commitment of any Lender);
     (ii) reduce the principal amount or premium of any Loan or LC Disbursement or reduce the rate of interest thereon (other than interest pursuant to Section 2.06(c)), or reduce any Fees payable hereunder, or change the form or currency of payment of any Obligation, without the written consent of each Lender directly affected thereby (it being understood that any amendment or modification to the financial definitions in this Agreement shall not constitute a reduction in the rate of interest for purposes of this clause (ii));
     (iii) (A) change the scheduled final maturity of any Loan, or any scheduled date of payment of or the installment otherwise due on the principal amount of any Tranche B Loan under Section 2.09, (B) postpone the date for payment of any Reimbursement Obligation or any interest or fees payable hereunder, (C) change the amount of, waive or excuse any such payment (other than waiver of any increase in the interest rate pursuant to Section 2.06(c)), or (D) postpone the scheduled date of expiration of any Commitment or any Letter of Credit beyond the Revolving Maturity Date, in any case, without the written consent of each Lender directly affected thereby;
     (iv) increase the maximum duration of Interest Periods hereunder, without the written consent of each Lender directly affected thereby;
     (v) permit the assignment or delegation by Borrower of any of its rights or obligations under any Loan Document, without the written consent of each Lender;
     (vi) release Holdings or all or substantially all of the Subsidiary Guarantors from their Guarantee (except as expressly provided in Article VII), or limit their liability in respect of such Guarantee, without the written consent of each Lender;

          (vii) release all or substantially all of the Collateral from the Liens of the Security Documents or alter the relative priorities of the Secured Obligations entitled to the Liens of the Security Documents, in each case without the written consent of each Lender (it being understood that additional Classes of Loans pursuant to Section 2.19 or consented to by the Required Lenders may be equally and ratably secured by the Collateral with the then existing Secured Obligations under the Security Documents);
          (viii) change Section 2.14(b), (c) or (d) in a manner that would alter the pro rata sharing of payments or setoffs required thereby or any other provision in a manner that would alter the pro rata allocation among the Lenders of Loan disbursements, including the requirements of Sections 2.02(a), 2.17(d) and 2.18(d), without the written consent of each Lender directly affected thereby;
          (ix) change any provision of this Section 10.02(b) or Section 10.02(c) or (d), without the written consent of each Lender directly affected thereby (except for additional restrictions on amendments or waivers for the benefit of Lenders of additional Classes of Loans pursuant to Section 2.19 or consented to by the Required Lenders);
          (x) change the percentage set forth in the definition of “Required Lenders,” “Required Class Lenders,” “Required Revolving Lenders” or any other provision of any Loan Document (including this Section) specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (or each Lender of such Class, as the case may be), other than to increase such percentage or number or to give any additional Lender or group of Lenders such right to waive, amend or modify or make any such determination or grant any such consent;
          (xi) change the application of prepayments as among or between Classes under Section 2.10(i), without the written consent of the Required Class Lenders of each Class that is being allocated a lesser prepayment as a result thereof (it being understood that the Required Lenders may waive, in whole or in part, any prepayment so long as the application, as between Classes, of any portion of such prepayment that is still required to be made is not changed and, if additional Classes of term loans under this Agreement pursuant to Section 2.19 or consented to by the Required Lenders are made, such new Incremental Term Loans may be included on a pro rata basis in the various prepayments required pursuant to Section 2.10(i));
          (xii) change or waive the application of prepayments of Tranche B Loans set forth in Section 2.10(i) to the remaining scheduled amortization payments to be made thereon under Section 2.09, without the written consent of the Required Class Lenders;
          (xiii) subordinate the Obligations to any other obligation;
          (xiv) change or waive any provision of Article X as the same applies to any Agent, or any other provision hereof as the same applies to the rights or obligations of any Agent, in each case without the written consent of such Agent;
          (xv) change or waive any obligation of the Lenders relating to the issuance of or purchase of participations in Letters of Credit, without the written consent of the Administrative Agent and the Issuing Bank; or

          (xvi) expressly change or waive any condition precedent in Section 4.02 to any Revolving Borrowing without the written consent of the Required Revolving Lenders;
provided, further, that any waiver, amendment or modification prior to the completion of the primary syndication of the Commitments and Loans (as determined by the Arrangers) may not be effected without the written consent of the Arrangers.
          (c) Collateral. Without the consent of any other person, the applicable Loan Party or Parties and the Administrative Agent and/or Collateral Agent may (in its or their respective sole discretion, or shall, to the extent required by any Loan Document) enter into any amendment or waiver of any Loan Document, or enter into any new agreement or instrument, to effect the granting, perfection, protection, expansion or enhancement of any security interest in any Collateral or additional property to become Collateral for the benefit of the Secured Parties, or as required by local law to give effect to, or protect any security interest for the benefit of the Secured Parties, in any property or so that the security interests therein comply with applicable Requirements of Law.
          (d) Dissenting Lenders. If, in connection with any proposed change, waiver, discharge or termination of the provisions of this Agreement as contemplated by Section 10.02(b), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then Borrower shall have the right to replace all, but not less than all, of such non-consenting Lender or Lenders (so long as all non-consenting Lenders are so replaced) with one or more persons pursuant to Section 2.16 so long as at the time of such replacement each such new Lender consents to the proposed change, waiver, discharge or termination. Each Lender agrees that, if Borrower elects to replace such Lender in accordance with this Section, it shall promptly execute and deliver to the Administrative Agent an Assignment and Assumption to evidence such sale and purchase and shall deliver to the Administrative Agent any Note (if Notes have been issued in respect of such Lender’s Loans) subject to such Assignment and Assumption; provided that the failure of any such non-consenting Lender to execute an Assignment and Assumption shall not render such sale and purchase (and the corresponding assignment) invalid and such assignment shall be recorded in the Register.
          (e) Refinanced Term Loans. In addition, notwithstanding the foregoing, this Agreement may be amended with the written consent of the Administrative Agent, Holdings, Borrower and the Lenders providing the relevant Replacement Term Loans (as defined below) to permit the refinancing of all outstanding Tranche B Loans (“Refinanced Term Loans”) with a replacement “B” term loan tranche hereunder which shall constitute Tranche B Loans hereunder (“Replacement Term Loans”); provided that (a) the aggregate principal amount of Replacement Term Loans shall not exceed the aggregate principal amount of Refinanced Term Loans, (b) the Applicable Margin for Replacement Term Loans shall not be higher than the Applicable Margin for Refinanced Term Loans, (c) the weighted average life to maturity of Replacement Term Loans shall not be shorter than the weighted average life to maturity of Refinanced Term Loans at the time of such refinancing and (d) all other terms applicable to Replacement Term Loans shall be substantially identical to, or less favorable to the Lenders providing Replacement Term Loans than, those applicable to Refinanced Term Loans, except to the extent necessary to provide for covenants and other terms applicable to any period after the Final Maturity Date in effect immediately prior to such refinancing; provided further that the Lenders providing the Replacement Term Loans or Borrower shall pay to the Lenders of the Refinanced Term Loans in immediately available funds on the date of such assignment the principal of and interest accrued to the date of payment on the Refinanced Term Loans made by such Lenders and all commitment fees and other fees owed to such Lenders hereunder and all other amounts accrued for such Lender’s account or owed to them hereunder (including, without limitation, any Commitment Fees).

          SECTION 10.03 Expenses; Indemnity; Damage Waiver.
          (a) Costs and Expenses. Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent and their respective Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and/or the Collateral Agent) in connection with the syndication of the credit facilities provided for herein (including the obtaining and maintaining of CUSIP numbers for the Loans), the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendment, amendment and restatement, modification or waiver of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), including in connection with post-closing searches to confirm that security filings and recordations have been properly made and including any costs and expenses of the service provider referred to in Section 9.03, (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (iii) all out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent, any Lender or the Issuing Bank (including the fees, charges and disbursements of any counsel for the Administrative Agent, the Collateral Agent, any Lender or the Issuing Bank), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section 10.03, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit and (iv) all documentary and similar taxes and charges in respect of the Loan Documents; provided that in the case of clause (A) or (B) Borrower shall only be obligated to pay for one (1) legal counsel for all Lenders.
          (b) Indemnification by Borrower. Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), the Collateral Agent (and any sub-agent thereof) each Lender and the Issuing Bank, and each Related Party of any of the foregoing persons (each such person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee) incurred by any Indemnitee or asserted against any Indemnitee by any third party or by Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document, or any amendment, amendment and restatement, modification or waiver of the provisions hereof or thereof, or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or Release or threatened Release of Hazardous Materials on, at, under or from any property owned, leased or operated by any Company at any time, or any Environmental Claim related in any way to any Company, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.
          (c) Reimbursement by Lenders. To the extent that Borrower for any reason fails to indefeasibly pay any amount required under paragraph (a) or (b) of this Section 10.03 to be paid by it to the Administrative Agent (or any sub-agent thereof), the Collateral Agent, the Issuing Bank or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the Collateral Agent (or any sub-agent thereof), the Issuing Bank or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), the Collateral Agent (or any sub-agent thereof) or the Issuing Bank in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), the Collateral Agent (or any sub-agent thereof) or Issuing Bank in connection with such capacity. The obligations of the Lenders under this paragraph (c) are subject to the provisions of Section 2.14. For purposes hereof, a Lender’s “pro rata share” shall be determined based upon its share of the sum of the total Revolving Exposure, outstanding Tranche B Loans and unused Commitments at the time.
          (d) Waiver of Consequential Damages, etc. To the fullest extent permitted by applicable Requirements of Law, no Loan Party shall assert, and each Loan Party hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in paragraph (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.
          (e) Payments. All amounts due under this Section shall be payable not later than 10 Business Days after Borrower has received a reasonable written demand therefore.
          SECTION 10.04 Successors and Assigns.
          (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent, the Collateral Agent, the Issuing Lender and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of paragraph (b) of this Section 10.04, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section 10.04 or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (f) of this Section (and any other attempted assignment or transfer by Borrower or any Lender shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the other Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

          (b) Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that
     (i) except in the case of any assignment made in connection with the primary syndication of the Commitment and Loans by the Arrangers or an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5.0 million, in the case of any assignment in respect of Revolving Loans and/or Revolving Commitments, or $1.0 million, in the case of any assignment in respect of Tranche B Loan Commitments, unless each of the Administrative Agent and, so long as no Default has occurred and is continuing, Borrower otherwise consent (each such consent not to be unreasonably withheld or delayed);
     (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate tranches on a non-pro rata basis; and
     (iii) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500, and the Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.
Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section 10.04, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.12, 2.13, 2.15 and 10.03 with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section 10.04.
          (c) Register. The Administrative Agent, acting solely for this purpose as an agent of Borrower, shall maintain at one of its offices in New York, New York (or such other offices as designated by the Administrative Agent) a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and Borrower, the Administrative Agent, the Issuing Bank and the Lenders shall treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by Borrower, the Issuing Bank, the Collateral Agent and any Lender (with respect to its own interest only), at any reasonable time and from time to time upon reasonable prior notice.
          (d) Participations. Any Lender may at any time, without the consent of, or notice to, Borrower, the Administrative Agent or the Issuing Bank sell participations to any person (other than a natural person or Borrower or any of Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) Borrower, the Administrative Agent and the Lenders and Issuing Bank shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.
          Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in clause (i), (ii) or (iii) of the first proviso to Section 10.02(b) that affects such Participant. Subject to paragraph (e) of this Section, Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.12, 2.13 and 2.15 (subject to the requirements of those Sections) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.14 as though it were a Lender.
          (e) Limitations on Participant Rights. A Participant shall not be entitled to receive any greater payment under Sections 2.12, 2.13 and 2.15 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with Borrower’s prior written consent or the right to a greater payment results from a change in law after the Participant became a Participant.
          (f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. In the case of any Lender that is a fund that invests in bank loans, such Lender may, without the consent of Borrower or the Administrative Agent, collaterally assign or pledge all or any portion of its rights under this Agreement, including the Loans and Notes or any other instrument evidencing its rights as a Lender under this Agreement, to any holder of, trustee for, or any other representative of holders of, obligations owed or securities issued, by such fund, as security for such obligations or securities.
          (g) Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Requirement of Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
          SECTION 10.05 Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Agents, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.12, 2.14, 2.15 and Article X (other than Section 10.12) shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the payment of the Reimbursement Obligations, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.
          SECTION 10.06 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.
          SECTION 10.07 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
          SECTION 10.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, the Issuing Bank, and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Requirements of Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the Issuing Bank or any such Affiliate to or for the credit or the account of Borrower or any other Loan Party against any and all of the obligations of Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or the Issuing Bank, irrespective of whether or not such Lender or the Issuing Bank shall have made any demand under this

Agreement or any other Loan Document and although such obligations of Borrower or such Loan Party may be contingent or unmatured or are owed to a branch or office of such Lender or the Issuing Bank different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender, the Issuing Bank and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the Issuing Bank or their respective Affiliates may have. Each Lender and the Issuing Bank agrees to notify Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.
          SECTION 10.09 Governing Law; Jurisdiction; Consent to Service of Process.
          (a) Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.
          (b) Submission to Jurisdiction. Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction.
          (c) Waiver of Venue. Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable Requirements of Law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in Section 10.09(b). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable Requirements of Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
          (d) Service of Process. Each party hereto irrevocably consents to service of process in any action or proceeding arising out of or relating to any Loan Document, in the manner provided for notices (other than telecopier) in Section 10.01. Nothing in this Agreement or any other Loan Document will affect the right of any party hereto to serve process in any other manner permitted by applicable Requirements of Law.
          SECTION 10.10 Waiver of Jury Trial. Each Loan Party hereby waives, to the fullest extent permitted by applicable Requirements of Law, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this Agreement, any other Loan Document or the transactions contemplated hereby (whether based on contract, tort or any other theory). Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section.
          SECTION 10.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
          SECTION 10.12 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, the Lenders and the Issuing Bank agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any Governmental Authority or regulatory authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable Requirements of Law or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 10.12, to (i) any assignee of or Participation in, or any prospective assignee of or Participation in, any of its rights or obligations under this Agreement, (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to Borrower and its obligations or (iii) any rating agency for the purpose of obtaining a credit rating applicable to any Lender, (g) with the written consent of Borrower or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender, the Issuing Bank or any of their respective Affiliates on a nonconfidential basis from a source other than Borrower. For purposes of this Section, “Information” means all information received from Borrower or any of its Subsidiaries relating to Borrower or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the Issuing Bank on a nonconfidential basis prior to disclosure by Borrower or any of its Subsidiaries; provided that, in the case of information received from Borrower or any of its Subsidiaries after the date hereof, such information is clearly identified at the time of delivery as confidential. Any person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such person has exercised the same degree of care to maintain the confidentiality of such Information as such person would accord to its own confidential information.
          SECTION 10.13 USA PATRIOT Act Notice. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies Borrower, which information includes the name, address and tax identification number of Borrower and other information regarding Borrower that will allow such Lender or the Administrative Agent, as applicable, to identify Borrower in accordance with the Act. This notice is given in accordance with the requirements of the Act and is effective as to the Lenders and the Administrative Agent.
          SECTION 10.14 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable Requirements of Law (collectively, the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable Requirements of Law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.
          SECTION 10.15 Lender Addendum. Each Lender to become a party to this Agreement on the date hereof shall do so by delivering to the Administrative Agent a Lender Addendum duly executed by such Lender, Borrower and the Administrative Agent.
          SECTION 10.16 Obligations Absolute. To the fullest extent permitted by applicable Requirements of Law, all obligations of the Loan Parties hereunder shall be absolute and unconditional irrespective of:
     (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any Loan Party;
     (b) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto against any Loan Party;
     (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document or any other agreement or instrument relating thereto;
     (d) any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Obligations;
     (e) any exercise or non-exercise, or any waiver of any right, remedy, power or privilege under or in respect hereof or any Loan Document; or
     (f) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Loan Parties.
[Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

VSS-CAMBIUM MERGER CORP. (to be merged with and into CAMBIUM LEARNING, INC.)

By:	/s/ Scott J. Troeller
	Name:	Scott J. Troeller
	Title:	Vice-President

VSS-CAMBIUM HOLDINGS, LLC
By:	/s/ Scott J. Troeller
	Name:	Scott J. Troeller
	Title:	President

CAMBIUM LEARNING, INC.
By:	/s/ Scott J. Troeller
	Name:	Scott J. Troeller
	Title:	Vice-President

CAMBIUM LEARNING (NEW YORK), INC.
By:	/s/ Scott J. Troeller
	Name:	Scott J. Troeller
	Title:	Vice-President

SOPRIS WEST EDUCATIONAL SERVICES, INC.
By:	/s/ Scott J. Troeller
	Name:	Scott J. Troeller
	Title:	Vice-President

KURZWEIL EDUCATIONAL SYSTEMS, INC.
By:	/s/ Scott J. Troeller
	Name:	Scott J. Troeller
	Title:	Vice-President

INTELLITOOLS, INC.
By:	/s/ Scott J. Troeller
	Name:	Scott J. Troeller
	Title:	Vice-President

BARCLAYS BANK PLC, as Administrative Agent, Collateral Agent and a Lender
By:	/s/ David Barton
	Name:	David Barton
	Title:	Associate Director

CREDIT SUISSE SECURITIES (USA) LLC, as Co- Syndication Agent
By:	/s/ Lauri Sivaslian
	Name:	Lauri Sivaslian
	Title:	Managing Director

BNP PARIBAS, as Co-Syndication Agent

By:	/s/ Gregg Bonardi
	Name:	Gregg Bonardi
	Title:	Director

By:	/s/ Ola Anderssen
	Name:	Ola Anderssen
	Title:	Director

TD SECURITIES (USA) LLC, as Documentation Agent
By:	/s/ Amy G. Josephson
	Name:	Amy G. Josephson
	Title:	Managing Director

Annex I
Applicable Margin

Total	Revolving Loans
Leverage Ratio	Eurodollar	ABR	Applicable Fee
Level I	2.75%	1.75%	0.50%
≥5 5:1.0

Level II	2.50%	1.50%	0.50%
<5 5:1.0 but ≥5 0:1.0

Level III	2.25%	1.25%	0.375%
<5 0:1.0 but ≥4 5:1.0

Level IV	2.00%	1.00%	0.375%
<4.5:1.0
          Each change in the Applicable Margin or Applicable Fee resulting from a change in the Total Leverage Ratio shall be effective with respect to all Loans and Letters of Credit outstanding on and after the third day following the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 5.01(a) or (b) and Section 5.01(c), respectively, indicating such change until the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change. Notwithstanding the foregoing, (A) the Leverage Ratio shall be deemed to be in Level I (i) from the Closing Date to the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 5.01(a) or (b) and Section 5.01(c) for the fiscal period ended at least six months after the Closing Date and (ii) at any time during which Borrower has failed to deliver the financial statements and certificates required by Section 5.01(a) or (b) and Section 5.01(c), respectively, and (B) at any time during the existence of an Event of Default (other than with respect to clause (A) above), the Applicable Margin and Applicable Fee shall be the higher of (i) the level then applicable on the date immediately preceding such Event of Default and (ii) such higher Applicable Margin and Applicable Fee resulting from a change in the Total Leverage Ratio.

Annex II
Amortization Table

Tranche B Loan
Amount of
Date	Amortization
June 30, 2007	$320,000
September 30, 2007	$320,000
December 31,2007	$320,000
March 31, 2008	$320,000
June 30, 2008	$320,000
September 30, 2008	$320,000
December 31, 2008	$320,000
March 31, 2009	$320,000
June 30, 2009	$320,000
September 30, 2009	$320,000
December 31, 2009	$320,000
March 31, 2010	$320,000
June 30, 2010	$320,000
September 30, 2010	$320,000
December 31, 2010	$320,000
March 31, 2011	$320,000
June 30, 2011	$320,000
September 30, 2011	$320,000
December 31, 2011	$320,000
March 31, 2012	$320,000
June 30, 2012	$320,000
September 30, 2012	$320,000
December 31, 2012	$320,000
Tranche B Maturity Date	All outstanding Tranche B Loans

Annex III
Incremental Term Loan

First Lien Leverage
Test Period	Ratio
Closing Date — December 31, 2007	5.0 to 1.0
Quarter Ended March 31, 2008	5.0 to 1.0
Quarter Ended June 30, 2008	4.75 to 1.0
Quarter Ended September 30, 2008	4.50 to 1.0
Quarter Ended December 31, 2008	4.50 to 1.0
Fiscal Year 2009 and thereafter	3.50 to 1.0

DISCLOSURE SCHEDULES
to the
CREDIT AGREEMENT
Dated as of April 12, 2007
among
VSS-CAMBIUM MERGER CORP.
(which on the Closing Date will be merged with and into Cambium Learning, Inc.), as Borrower,
VSS-CAMBIUM HOLDINGS, LLC
and
THE OTHER GUARANTORS PARTY HERETO,
as Guarantors,
THE LENDERS PARTY HERETO
and
CREDIT SUISSE SECURITIES (USA) LLC
and
BARCLAYS CAPITAL,
the investment banking division of BARCLAYS BANK PLC,
as Co-Lead Arrangers and Joint Bookmanagers,
and
BARCLAYS BANK PLC,
as Administrative Agent and Collateral Agent,
and
CREDIT SUISSE SECURITIES (USA) LLC,
as Co-Syndication Agent
and
BNP PARIBAS,
as Co-Syndication Agent
and
TD SECURITIES (USA) LLC,
Documentation Agent

SCHEDULES

Schedule 1.01(a)	Refinancing Indebtedness to Be Repaid
Schedule 1.01(b)	Subsidiary Guarantors
Schedule 3.03	Governmental Approvals; Compliance with Laws
Schedule 3.06(a)	Intellectual Property Claims
Schedule 3.06(c)	Violations or Proceedings
Schedule 3.09	Material Contracts
Schedule 3.18	Environmental Matters
Schedule 3.19	Insurance
Schedule 3.21	Acquisition Documents
Schedule 4.01(g)	Local Counsel
Schedule 6.01(b)	Existing Indebtedness
Schedule 6.02(c)	Existing Liens
Schedule 6.04(b)	Existing Investments
Schedule 6.09	Affiliate Transactions

Schedule 1.01(a)
Refinancing Indebtedness to Be Repaid
1. Long-term note payable to Stuart Horsfall in the amount of $17,500,000, interest at 5.5% payable semi-annually, due January 30, 2009.
2. Amounts outstanding under the Credit Agreement dated as of March 7, 2005, and amended on February 27, 2006, among Cambium Learning, Inc. as the Borrower, EdNewco, LLC, and the Subsidiaries of the Borrower, each, as a Guarantor, and Citizens Bank of Massachusetts as the Lender.

Schedule 1.01(b)
Subsidiary Guarantors
•	Cambium Learning, Inc.

•	Sopris West Educational Services, Inc.

•	IntelliTools, Inc.

•	Kurzweil Educational Systems, Inc.

•	Cambium Learning (New York), Inc.

Schedule 3.03
Governmental Approvals; Compliance with Laws
None.

Schedule 3.06(a)
Claims
1.	Potential breach claim due to Intellitools reducing Anne-Patrice Hickey’s royalty rate to reflect subsequent enhancements Intellitools made to IntelliMathics at its cost. Ms. Hickey has not explicitly agreed to this concept and states she should be paid at full rate forever as long as any version of IntelliMathics is sold. Intellitools has paid Ms. Hickey at 85% of her normal rate since 2004 when IntelliTools Classroom Suite (ICS) was first released, as that version 3.0 release represented a significant dilution of the intellectual property she contributed to the 1.0 version of IntelliMathics that is part of ICS. Ms. Hickey’s stated bonus (i.e. royalty) rate is 6.67%. The Company paid royalties of $36,000 in each of 2004 and 2005. Payments would have been $13,000 higher if the Company had not reduced the payout to 85% of normal. Ms. Hickey’s attorney has sent correspondence to the Company alleging any change in his client’s bonus is a breach of the underlying contract. No formal complaint or suit has been filed to date.

2.	Letter dated February 11, 2005 received on behalf of Intellishare LLC alleging trademark infringement of INTELLISHARE mark. Intellitools feels it may have prior use rights in schools. Subsequent discussions with the management of Intellishare LLC resulted in an oral understanding between the parties whereby Intellishare LLC agreed to not use such mark in any of its products in schools. No further action is anticipated.

3.	Touchstone Applied Sciences Associates, Inc. (“TASA”) has sent the Cambium Learning, Inc. (the “Company”) a cease and desist letter dated October 11, 2006, terminating their license agreement with the Company and demanding that the Company immediately cease and desist use of all DRP products in any of the Company’s products and that any programs containing DRP assessments be destroyed or shipped to TASA. The Company has rejected any attempt to terminate this license and so informed TASA in an email dated October 19, 2006. In a letter dated December 12, 2006, TASA proposed that the original license term end on December 4, 2008, “unless the parties can agree upon a revised amount which is fair and appropriate for the balance of the initial term, and the renewal term.” In an email dated December 22, 2006, counsel for the Company reiterated its position that the original contract was still valid. On February 26, 2007, TASA filed a complaint in the District Court in Southern District of New York, a copy of which has been made available to Administrative Agent’s counsel.

Schedule 3.06(c)
Violations or Proceedings
None.

Schedule — 3.09(i)

Date of
Agreement	Legal Name of Agreement	Parties to the Agreement

1/30/04	Long-term note payable to Stuart Horsfall in the amount of $17,500,000, interest at 5.5% payable semi-annually, due January 30, 2009.	Cambium Learning and Stuart Horsfall.

3/27/05	Credit Agreement dated as of March 7, 2005, and amended on February 27, 2006, Among Cambium Learning, Inc. as the Borrower, EdNewco, LLC, and the Subsidiaries of the Borrower, each, as a Guarantor, and Citizens Bank of Massachusetts as the Lender.	Cambium Learning and Citizens Bank.

11/15/05	Irrevocable Standby Letter of Credit for drawing up to $1,000,000 for Lease dated 9/30/2005 for premises located in the Town of Frederick, Weld County, Colorado, expiring 12/31/2007.	Cambium Learning and Citizens Bank.

3/10/05	Irrevocable Standby Letter of Credit for drawing up to $125,000 for Performance Bonds for Benefit of RLI Insurance Company.	Cambium Learning and Citizens Bank.

09/30/05	Lease Agreement.	Sopris West Educational Services, Inc. and Opus Northwest, LLC.

10/06/06	Second Amendment to Lease Agreement	Sopris West Educational Services, Inc. and Opus Northwest, LLC.

12/08/05	First Amendment to Lease Agreement	Sopris West Educational Services, Inc. and Opus Northwest, LLC.

10/30/06	Memorandum of Lease	Sopris West Educational Services, Inc. and Opus Northwest, LLC.

11/09/06	Notice of Sale of 4185 Salazar Way	Sopris West Educational Services, Inc. and OIRE Colorado C, LLC, and Opus Northwest, LLC.

Schedule 3.09(ii)

Date of
Agreement	Legal Name of Agreement	Parties to the Agreement

10/01/05	License Agreement	Intellitools, Inc. and Madentec Ltd.

See Attachment 2
See Schedule 3.09(xiii)
The following Royalty Agreements were assigned to Sopris West Educational Services on October 14, 2005 as part of the

12/16/04	Agreement	Wordware Publishing, Inc. Dr. Norman Fletcher and Dr. Bowen Brawner.

03/01/94	Agreement	Wordware Publishing, Inc. and Dr. Nora Yeager.
02/15/90	Agreement	Wordware Publishing, Inc. and Dr. Linda Wimbish, Nora Yeager, and Norm Fletcher.
02/03/94	Agreement	Wordware Publishing, Inc. and Curtis Griffith.
02/26/96	Agreement	Wordware Publishing, Inc. and Curtis Griffith.
09/01/95	Agreement	Wordware Publishing, Inc. and Eileen M. Scbuett
02/01/94	Agreement	Wordware Publishing, Inc. and Vivian Albion.
09/30/97	Agreement	Wordware Publishing, Inc. and Vivian Albion.
12/15/04	Agreement	Wordware Publishing, Inc. and Sandra K. Ritchie.
06/15/03	Agreement	Wordware Publishing, Inc. and Susan Holder, Cheryle Gonzales, and Nancy Johnson.
03/22/04	Agreement	Wordware Publishing, Inc. and Christina Hughes.
11/21/00	Agreement	Wordware Publishing, Inc. and Patricia Enselek.
03/29/04	Agreement	Wordware Publishing, Inc. and Erin McLaughlin.
03/22/04	Agreement	Wordware Publishing, Inc. and Irma Gomez Torres.
03/25/04	Agreement	Wordware Publishing, Inc. and Jennifer Thomason
11/22/04	Agreement	Wordware Publishing, Inc. and Janie Grant.
09/24/03	Agreement	Wordware Publishing, Inc. and Martie Black.
06/20/05	Agreement	Wordware Publishing, Inc. and Michele Colien.
05/28/04	Agreement	Wordware Publishing, Inc. and Robert Davis.

Schedule 3.09(ii)

Date of
Agreement	Legal Name of Agreement	Parties to the Agreement

02/15/95	Agreement	Wordware Publishing, Inc and Pat Brown and Rose Lewallon.
08/31/94	Agreement	Wordware Publishing, Inc. and Thomas B. Moore.
08/15/03	Agreement	Wordware Publishing, Inc, and Veloria Martinson.
02/26/93	Agreement	Wordware Publishing, Inc. and Brent Truitt
09/12/05	Agreement	Wordware Publishing, Inc. Jana Fry.
09/12/05	Agreement	Wordware Publishing, Inc. and Brad Sherrod.
09/12/05	Agreement	Wordware Publishing, Inc. and Jayne Fischer.
12/31/94	Agreement	Wordware Publishing, Inc. and Estelita Calderon-Young.
04/17/95	Agreement	Wordware Publishing, Inc. and Estelita Calderon-Young.
12/06/99	Agreement	Wordware Publishing, Inc. and Education, Inc.
09/03/99	Sopris West, Inc. Publishing Agreement	Sopris West, Inc. and Anita Archer, Mary Gleason, and Vicky Vachon.

Schedule 3.09(iii)

Date of
Agreement	Legal Name of Agreement	Parties to the Agreement

None

     Schedule 3.09(iv)

Date of
Agreement	Legal Name of Agreement	Parties to the Agreement

1/1/2006	Granite School District — Contract No. 06-009/	Sopris West Educational Services, Inc. and Granite School District, Salt Lake City, Utah.

6/23/2004	Contract for Services	Sopris West Educational Services, Inc. and Children’s Services Council, West Palm Beach, FL.

6/6/2006	Department of Defense Education Activity, Contract No. HE 1254-06-C-0005.	Sopris West Educational Services, Inc. and Department of Defense.

	See Attachment 1 — Schedule of State Adoptions 2006	See aforementioned schedule.

9/15/2006	Grant No. 2R44 HD046320-2	Cambium Learning, Inc. and Nastional Institutes of Child Health & Human Development

5/3/2006	Grant No. 5R44 HD042376-02	Sopris West Educational Services, Inc. and National Institute of Child Health and Human Development.

1/16/2007	Early Read Grant Services.	Sopris West Educational Services, Inc. and Minidoka County School District 331.

08/01/05	Software Development and Royalty Agreement	Sopris West Educational Services, Inc. and The Arkansas Department of Education, Special Education.

11/29/00	Agreement, with respect to an instructional program in the field of mathematics.	School Board of Hillsborough County and Metropolitan Teaching & Learning, Inc.

07/16/02	Agreement, with respect to an instructional program in the field of mathematics.	School Board of Hillsborough County and Metropolitan Teaching & Learning, Inc.

03/09/01	First Amendment to Agreement.	School District of Hillsborough County, Florida and Metropolitan Teaching & Learning, Inc.

11/06/03	Assignment of Contracts.	School Board of Hillsborough County and Metropolitan Teaching & Learning, Inc., and Cambium Learning, Inc.

01/09/06	Memorandum of Agreement	Sopris West Educational Services, Inc. and Board of Regents of the University System of Georgia.

9/1/2006	Addendum to Master Contract Agreement.	Sopris West Educational Services, Inc. and Paterson, NJ.

9/2/2005	Contract for Program-Specific Professional Development.	Sopris West Educational Services, Inc. and Montgomery Co Schools.

6/2/2006	Independent Contractor Service Agreement	Sopris West Educational Services, Inc. and American Samoa RF.

Undated	Contract for Program-Specific Professional Development.	Sopris West Educational Services, Inc. and Fairfield, AL.

Schedule 3.09(iv)

Date of
Agreement	Legal Name of Agreement	Parties to the Agreement

Undated	Contract for Program-Specific Professional Development.	Sopris West Educational Services, Inc. and Selma, AL.

7/13/2006	Contract for Professional Development Training	Sopris West Educational Services, Inc. and Randolph County.

7/19/2006	Contract for Program-Specific Professional Development.	Sopris West Educational Services, Inc. and Chilton Co, AL.

8/11/2006	Contract for Program-Specific Professional Development.	Sopris West Educational Services, Inc. and Geneva Co School District., IL.

Undated	Contract for Program-Specific Professional Development.	Sopris West Educational Services, Inc. and Colorado Reading First Conference.

	Contract for Program-Specific Professional Development.	Sopris West Educational Services, Inc. and Washington State ESD 189.

11/1/2006	Appearance Agreement	Sopris West Educational Services, Inc. and the University of Missouri.

Undated	Contract for Program-Specific Professional Development,	Sopris West Educational Services, Inc. and Colorado ESSU.

Undated	Contract for Professional Development Services	Cambium Learning, Inc., Sopris West Educational Services, Inc. and Arizona Department of Education,

Undated	Contract for Professional Development Services	Cambium Learning, Inc., Sopris West Educational Services, Inc. and Tucson Unified School District.

11/l/2006	Contract for Program-Specific Professional Development.	Sopris West Educational Services, Inc. and Colorado Springs School District 11.

7/17/2006	Contract for Program-Specific Professional Development.	Sopris West Educational Services, Inc. and Isaac School District

	Contract for Program-Specific Professional Development.	Sopris West Educational Services, Inc. and Paterson School District.

	Contract for Program-Specific Professional Development.	Sopris West Educational Services, Inc. and Kansas RTI.

11/06/03	Agreement for Services	Intellitools, Inc. and Los Angeles Unified School District.

3/6/2005	Letter Agreement	Sopris West Educational Services, Inc. and [Huntsville, AL]

Undated	Study Materials Discount — Terms and Conditions	Sopris West Educational Services Inc. and Clayton County, GA.

Schedule 3.09(v)

Date of
Agreement	Legal Name of Agreement	Parties to the Agreement

1/13/2004	Management Services Agreement.	Cambium Learning, EdNewco, LLC, and Whitney V Management Co., LLC.

1/30/04	Long-term note payable to Stuart Horsfall in the amount of $17,500,000, interest at 5.5% payable semi-annually, due January 30, 2009.	Cambium Learning and Stuart Horsfall.

7/27/05	Severance Agreement and Mutual Release of Claims.	Cambium Learning, Inc. and Stuart Horsfall.

06/01/03	Lease Agreement.	Sopris West Educational Services, Inc. and Cactus Investments, LLP.

Schedule 3.09(vi)

Date of
Agreement	Legal Name of Agreement	Parties to the Agreement

02/01/04	Performance Share Plan 2004.	Sopris West Educational Services.
02/13/06	Employment Agreement	Cambium Learning, Inc. and Jon Newcomb.
02/13/06	Employment Agreement	Cambium Learning, Inc. and Arjan Khalsa.
05/27/05	Employment Agreement	Cambium Learning, Inc. and Michael Sokol.
11/14/01	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Michael Sokol.
Undated	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Edward S. Smith.
Undated	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Michael Saunders.
11/14/01	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Jacquelyn A. Wheeler
11/15/01	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Robert Alexander.
Undated	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and David Bradburn
Undated	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and David A. Garibedian.
11/14/01	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Michael T. Gorman
11/14/01	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Eugene Helfich.
06/16/02	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Eric Hon-Anderson.
11/14/01	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Kimberly A. Johnson.
12/11/04	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Rick Plescia.

Schdule 3.09(vii)

Date of
Agreement	Legal Name of Agreement	Parties to the Agreement

	See Attachment 1 — Schedule of State Adoptions 2006 (all subject to “most favored nation” clause or equivalent.)	See aforementioned schedule.
12/1/05	Distributor and Reseller Agreement	Intellitools, Inc. and Madentec.
10/19/06	Licensing Agreement.	Intellitools, Inc. and Madentec.
02/23/04	Strategic Alliance and License Agreement.	Sopris West Educational Services, Dynamic Measurement Group, Inc. and Wireless Generation, Inc.

Schdule 3.09(viii)

Date of
Agreement	Legal Name of Agreement	Parties to the Agreement

None.

Schedule 3.09(ix)

Date of
Agreement	Legal Name of Agreement	Parties to the Agreement

03/01/05	Publishing Agreement.	Sopris West Educational Services, Inc. and Pacific Northest Publishing, Inc.
07/02/99	Software Publishing and Distribution Agreement	Intellitools, Inc. and InfoUse, Inc.
06/15/04	Service and Production Agreement	Metropolitan Teaching and Learning, Inc. and Alpha Kappa Alpha Sorority, Inc.
02/22/06	Subcontract Agreement	Sopris West Educational Services, Inc. and Florida State University.
02/02/06	Contractor Agreement	Sopris West Educational Services, Inc. and Touchstone Applied Science Associates, Inc.
08/01/05	Software Development and Royalty Agreement	Sopris West Educational Services, Inc. and The Arkansas Department of Education, Special Education.
12/06/06	Subcontractor Agreement	Cambium Learning, Inc., and Pacific Institutes of Research.
11/29/00	Agreement, with respect to an instructional program in the field of mathematics.	School Board of Hillsborough County and Metropolitan Teaching & Learning, Inc.
07/16/02	Agreement, with respect to an instructional program in the field of mathematics.	School Board of Hillsborough County and Metropolitan Teaching & Learning, Inc.
See Schedule 3.09(ii)

Schedule 3.09(x)

Date of
Agreement	Legal Name of Agreement	Parties to the Agreement

02/13/06	Stock Purchase Agreement	Cambium Learning, Inc. and Arjan Khalsa, Richard Mirviss, Robert McPherson, and Steven Gensler.

10/14/05	Asset Purchase Agreement (Wordware)	Sopris West Educational Services, Inc. and Wordware Publishing, Inc.

10/28/03	Agreement of Purchase and Sale of Assets	Cambium Learning, Inc, Cambium Learning (New York), Inc. and Metropolitan Teaching and Learning Company, Inc., et. al.

01/30/04	Stock Purchase Agreement	Cambium Learning, Inc., and Stuart Horsfall.

04/11/05	Merger	KES Acquisition, Inc, a wholly owned subsidiary of Cambium Learning, Inc. with Kurzweil Educational Systems, Inc.

03/10/06	Asset Acquisition	Sopris West Educational Services, Inc. and Lexia Learning, Inc.

09/26/06	Purchase Agreement	Sopris West Educational Services, Inc. and Jane Fell Greene.

05/27/05	Asset Purchase Agreement	Sopris West Educational Services, and Teaching Strategies, Inc.

02/28/05	Letter Agreement	Sopris West Educational Services, Inc. and the Read-Write Connection, LLC.

09/01/04	Asset Purchase Agreement (for sale of assets by Internet Insights, a former LLC wholly owned by Cambium Learning, Inc.)	Internet Insights, LLC and Technetrics, Inc.

Schedule 3.09(xi)

Date of
Agreement	Legal Name of Agreement	Parties to the Agreement

12/20/05	Second Amended and Restated Stockholders Agreement.	EdNewco, LLC.

10/28/03	Amended and Restated Limited Liability Company Agreement of Newco, LLC, as amended.	EdNewco, LLC.

01/13/04	Management Services Agreement.	Cambium Learning, EdNewco, LLC, and Whitney V Management Co., LLC.

11/29/00	Agreement, with respect to an instructional program in the field of School Board of Hillsborough County and mathematics.	Metropolitan Teaching & Learning, Inc.

07/16/02	Agreement, with respect to an instructional program in the field of School Board of Hillsborough County and mathematics.	Metropolitan Teaching & Learning, Inc.

11/06/03	Assignment of Contracts.	School Board of Hillsborough County and Metropolitan Teaching & Learning, Inc., and Cambium Learning, Inc.

02/23/04	Strategic Alliance and License Agreement.	Sopris West Educational Services, Dynamic Measurement Group, Inc. and Wireless Generation, Inc.

6/15/2004	Service and Production Agreement.	Metropolitan Teaching and Learning Company and Alpha Kappa Alpha Sorority.

Schedule 3.09(xii)

Date of
Agreement	Legal Name of Agreement	Parties to the Agreement

02/06/06	System Agreement	Sopris West Educational Services, Inc. and Bastian Material Handling, LLC.

05/19/06	Software License & Services Agreement	Sopris West Educational Services, Inc. and REDPRAIRIE CORPORATION

Schedule 3.09(xiii)

Date of
Agreement	Legal Name of Agreement	Parties to the Agreement

9/21/04	Distribution Agreement	Sopris West Educational Services, Inc. and Touchstone Applied Science Associates, Inc.

9/13/04	Software License Agreement.	IntelliTools, Inc. and Elan Speech, part of Acapela Group.

1/14/05	License	IntelliTools, Inc. and DownHill Publishing, LLC.

05/19/06	Software License & Services Agreement	Sopris West Educational Services, Inc. and REDPRAIRIE CORPORATION

10/19/05	Licensing Agreement.	IntelliTools, Inc. and Madentec, Limited.

8/2/02	Asset Purchase Agreement	Cambium Learning, Inc. and Aaron Herman & Renee Herman

7/22/99	Software Publishing and Distribution Agreement	IntelliTools, Inc. and InfoUse
9/1/05	Software Publishing and Distribution Agreement 12.8.05	IntelliTools, Inc. and InfoUse
10/20/99	Agreement between IntelliTools, Inc., as Client, and Ann-Patrice	IntelliTools, Inc. and Ann-Patrice

8/8/03	Letter of Intent Between Intellitools, Inc. and Series Pty, Ltd., dba Hands On Concepts, Ltd. Dated August 8, 2003, Relating to Publishing of Story Kits Products	IntelliTools, Inc. and Serles Pty, Ltd., dbs Hands On Concepts, Ltd.

11/4/96	License and Distribution Agreement	Cartesian Products, Inc. and Kurzweil Educational Systems, Inc.

1/1/98	License and Distribution Agreement	Cartesian Products, Inc. and Kurzweil Educational Systems, Inc.

7/15/03	Software License Agreement	Data Viz, Inc. and Kurzweil Educational Systems, Inc.

1/1/99	RTK Software License Agreement	ExperVision, Inc. and Kurzweil Educational Systems, Inc.

1/1/01	License Pricing — Volumn Pricing Agreement	ExperVision, Inc. and Kurzweil Educational Systems, Inc.

11/13/04	License Agreement	Oxford Publishing Limited and Kurzweil Educations Systems, Inc.

11/23/04	Trade Mark(s) License	The Chancellor Masters and Scholars of the University of Oxford trainding as Oxford University Press and Kurzweil Educations Systems, Inc.

3/1/03	OEM Software License Agreement	Fonix Corporation and Kurzweil Educational Systems, Inc.

8/14/02	Amendment I to the License Agreement Between ScanSoft, Inc. and Kurzweil Educational Systems, Inc.	ScanSoft, Inc. and Kurzweil Educational Systems, Inc.

8/12/03	Amendment II to the License Agreement Between Nuance Communication, Inc. and Kurzweil Educational Systems, Inc.	Nuance Communication, Inc. and Kurzweil Educational Systems, Inc.

Schedule 3.09(xiii)

Date of
Agreement	Legal Name of Agreement	Parties to the Agreement

3/31/04	Amendment III to the License Agreement Between Nuance Communication, Inc. and Kurzweil Educational Systems, Inc.	Nuance Communication, Inc. and Kurzweil Educational Systems, Inc.

12/31/05	Amendment V to the License Agreement Between Nuance Communication, Inc. and Kurzweil Educational Systems, Inc.	Nuance Communication, Inc. and Kurzweil Educational Systems, Inc.

8/15/06	Amendment VI to the License Agreement Between Nuance Communication, Inc. and Kurzweil Educational Systems, Inc.	Nuance Communication, Inc. and Kurzweil Educational Systems, Inc.

10/6/02	Amendment to the License Agreement	Vantage Research Inc. and Kurzweil Educational Systems, inc.

3/31/03	Amendment to the License Agreement	Vantage Research Inc. and Kurzweil Educational Systems, inc.

1/25/02	IBM OEM Software Agreement — Base Agreement	International Business Machines Corp (IBM) and Kurzweil Educational Systems, Inc.

1/25/02	IBM OEM Software Agreement — Transaction Document Number 001	International Business Machines Corp (IBM) and Kurzweil Educational

2/3/03	Wizzard OEM Software Agreement — Base Agreement	Wizzard Software Corporation and Kurzweil Educational Systems, Inc.

2/3/03	Wizzard OEM Software Agreement — Transaction Document Number 002	Wizzard Software Corporation and Kurzweil Educational Systems, Inc.

10/11/04	Wizzard OEM Software Agreement — Transaction Document Number 003	Wizzard Software Corporation and Kurzweil Educational Systems, Inc.

9/21/00	License Agreement	Working Software, Inc. and L&H Applications USA, Inc.

9/23/02	Amendment to License Agreement	Working Software, Inc. and Kurzweil Educational Systems, Inc.

1/7/02	Electronic Reference Content License Agreement	Houghton Mifflin Company and Kurzweil Educational Systems, Inc.

12/22/04	Amendment	Houghton Miflin Company and Kurzweil Educational Systems Group

12/21/06	Amendment	Houghton Mifflin Company and Kurzweil Educational Systems Inc.

8/14/03	VAR/OEM Agreement	NeoSpeech, Inc. and Kurzweil Educational Systems, Inc.

2/11/04	Amendment 1 to VAR/OEM Agreement	NeoSpeech, Inc. and Kurzweil Educational Systems, Inc.

6/25/04	Amendment 2 to VAR/OEM Agreement	NeoSpeech, Inc. and Kurzweil Educational Systems, Inc.

8/22/05	Value Added Reseller / OEM Agreement	Cepstral Corporation and Kurzweil Educational Systems, Inc.

Schedule 3.09(xiii)

Date of
Agreement	Legal Name of Agreement	Parties to the Agreement

12/31/01	License Agreement	Stellent Chicago, Inc. and Kurzweil Educational Systems, Inc.

12/11/03	Amendment I	Stellent Chicago, Inc. and Kurzweil Educational Systems, Inc.

6/27/05	Amendment II	Stellent Chicago, Inc. and Cambium Learning, Inc.

6/22/99	Agreement	ABBYY USA and Kurzweil Educational Systems, inc.

7/1/02	Run Time License Agreement	ABBYY USA Software House, Inc. and Kurzweil Educational Systems, Inc.

7/1/2004 -	Abby USA Software License Agreement Exhibit “A1”	ABBYY USA and Kurzweil
6/30/2006		Educational Systems, inc.

7/1/2004 -	Abby USA Software License Agreement Exhibit “A2”	ABBYY USA and Kurzweil
6/30/2006		Educational Systems, inc.

7/1/2006 -	Abby USA Software License Agreement Exhibit “A3”	ABBYY USA and Kurzweil
6/30/2008		Educational Systems, inc.

7/31/01	Agreement with Silver Lining Multimedia	IntelliTools, Inc. and Silver Lining Multimedia.

3/31/06	Amendment 2006 to the License Agreement Between Vantage Research, LLC and Kurzweil Educational Systems, Inc., a Cambium Learning, Company.	Vantage Research Inc. and Kurzweil Educational Systems, inc.

9/6/02	Amendment to the License Agreement Between Vantage Technologies Holdings, Inc. and Kurzweil Educational Systems, Inc.	Vantage Research Inc. and Kurzweil Educational Systems, inc.

See Schedule 3.09(ii)

Material Contracts — 3.09(xiv)

Date of
Agreement	Legal Name of Agreement	Parties to the Agreement

06/01/03	Lease Agreement.	Sopris West Educational Services, Inc. and Cactus Investments, LLP.

06/15/04	Commercial Lease Agreement.	Sopris West Educational Services, Inc. Flextronics USA, Inc.

09/30/05	Lease Agreement.	Sopris West Educational Services, Inc. and Opus Northwest, LLC.

10/06/06	Second Amendment to Lease Agreement	Sopris West Educational Services, Inc. and Opus Northwest, LLC.

12/08/05	First Amendment to Lease Agreement	Sopris West Educational Services, Inc. and Opus Northwest, LLC.

10/30/06	Memorandum of Lease	Sopris West Educational Services, Inc. and Opus Northwest, LLC.

11/09/06	Notice of Sales[of 4185 Salazar Way]	Sopris West Educational Services, Inc. and OIRE Colorado C, LLC, and Opus Northwest, LLC.

01/01/05	Sub-Lease Agreement.	Kurzweil Educational Systems, Inc. and Computervision Corporation.

11/16/99	Lease Agreement.	Intellitools, Inc. and RNM Lakeville, LLC.

03/29/05	Amendment to Lease Agreement with RNM Lakeville, LLC.	Intellitools, Inc. and RNM Lakeville, LLC.

02/06/06	System Agreement	Sopris West Educational Services, Inc. and Bastian Material Handling, LLC.

03/30/05	Lease Agreement.	Cambium Learning, Inc. and Gerrity Family Associates.

Material Contracts — 3.09(xv)

Date of
Agreement	Legal Name of Agreement	Parties to the Agreement

10/19/05	Licensing Agreement.	IntelliTools, Inc. and Madentec, Limited.

01/30/04	Stock Purchase Agreement [Non-compete provision for Stuart Horsfall]	Cambium Learning, Inc., and Stuart Horsfall.
02/13/06	Employment Agreement	Cambium Learning, Inc. and Arjan Khalsa.

05/27/05	Employment Agreement	Cambium Learning, Inc. and Michael Sokol.

11/14/2001	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and James K. Kelly.
6/6/2005	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Jim Sullivan.
05/27/03	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Roger Steinberg, III.
11/14/01	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Michael Sokol.
Undated	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Edward S. Smith.
Undated	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Michael Saunders.
11/14/01	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Jacquelyn A. Wheeler
11/15/01	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Robert Alexander.
04/25/02	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Pauline A. Anton.
03/04/03	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Nancy F. Avery.
08/01/03	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Vincent Azzara
Undated	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and David Bradburn
02/14/05	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Joey Bridger
Undated	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Adeline Chan.
01/06/03	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Walter Dotson.
Undated	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and David A. Garibedian.
11/14/01	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Michael T. Gorman
06/16/03	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Sara M. Halpert.
11/14/01	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Eugene Helfich.
06/16/02	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Eric Hon-Anderson.

Material Contracts — 3.09(xv)

Date of
Agreement	Legal Name of Agreement	Parties to the Agreement

05/12/03	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and James B. Howells.
11/14/01	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Kimberly A. Johnson.
12/11/04	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Rick Plescia.
03/05/03	Invention, Non-Disclsoure and Non-Competition Agreement	Kurzweil Educational Services, Inc. and Cynthia J. Kerrigan.

Attachment 1
Schedule 3.09(iv)
State Adoptions

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
AR	2005	2011	Sopris	24926	1570353603	Building Early Literacy and Language Skills	$35.00	2001
AR	2005	2011	Sopris	55651	1593181841	Complete Read Well Level K Curriculum — Classroom Package	$1,790.00	2003
AR	2005	2011	Sopris	25232	157035331X	First Grade PALS	$29.95	2002
AR	2005	2011	Sopris	25187	1570353255	K-PALS	$29.95	2001
AR	2005	2011	Sopris	29701	1570358109	Primary Steps Reproducibles for K-2 Teachers Using Step up to Writing	$33.00	2003
AR	2005	2011	Sopris	28724	1570353204	Read Well Alphabet and Picture Wall Cards Plain Text	$32.95	2000
AR	2005	2011	Sopris	37381	1570352461	Read Well Alphabet Rhyme Posters	$34.95	1998
AR	2005	2011	Sopris	36994	1570351899	Read Well Big Book Units 1-3	$21.95	1998
AR	2005	2011	Sopris	37137	1570352844	Read Well Classroom Package Plain Text	$1,260.00	1998
AR	2005	2011	Sopris	37153	1570351651	Read Well Comprehension and Skill Blackline Masters Plain Text	$50.95	1998
AR	2005	2011	Sopris	37305	1570351864	Read Well Enlarged Format Decoding Folders Plain Text	$14.95	1998
AR	2005	2011	Sopris	37276	1570352607	Read Well Homework and Extra Practice Blackline Masters	$45.95	1998
AR	2005	2011	Sopris	37284	1570352429	Read Well Instructor’s Set Plain Text	$285.00	1998
AR	2005	2011	Sopris	58528	1570356661	Read Well Level K Handwriting Posters	$39.00	2003
AR	2005	2011	Sopris	60206	1593181728	Read Well Level K Training Package	$365.00	2003
AR	2005	2011	Sopris	60169	4176921201011	Read Well Level K Whole Classroom Package	$975.00	2003
AR	2005	2011	Sopris	24045	1570358044	REWARDS Plus Application to Social Studies Student Book Set of 10	$56.00	2003
AR	2005	2011	Sopris	24053	1570358024	REWARDS Plus Application to Social Studies Teacher’s Guide	$52.00	2003
AR	2005	2011	Sopris	24037	1570358036	REWARDS Plus: Application to Social Studies Student Book	$6.95	2003
AR	2005	2011	Sopris	24037	1570358036	REWARDS Plus: Application to Social Studies Student Book	$6.95	2003
AR	2005	2011	Sopris	24045	1570358044	REWARDS Plus: Application to Social Studies Student Book Set of 10	$56.00	2003
AR	2005	2011	Sopris	24053	1570358024	REWARDS Plus: Application to Social Studies Teacher’s Guide	$52.00	2003

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
AR	2005	2011	Sopris	24061	1570352720	REWARDS Student Book	$6.95	2000
AR	2005	2011	Sopris	24029	413691905200	REWARDS Student Book Set of 10	$56.00	2000
AR	2005	2011	Sopris	23974	1570352712	REWARDS Teacher’s Guide	$52.00	2000
AR	2005	2011	Sopris	24088	1570356181	REWARDS Video	$20.00	2000
AR	2005	2011	Sopris	25603	1570358265	Spellography Student Workbook A Set of 5	$35.00	2003
AR	2005	2011	Sopris	25611	1570358273	Spellography Student Workbook B Set of 5	$35.00	2003
AR	2005	2011	Sopris	25620	1570358281	Spellography Student Workbook C Set of 5	$35.00	2003
AR	2005	2011	Sopris	25662	1570356076	Spellography Teacher Answer Guide A	$20.00	2003
AR	2005	2011	Sopris	25671	1570356084	Spellography Teacher Answer Guide B	$20.00	2003
AR	2005	2011	Sopris	25689	1570356092	Spellography Teacher Answer Guide C	$20.00	2003
AR	2005	2011	Sopris	25591	1570354839	Spellography Teacher’s Resource Guide	$25.00	2001
AR	2005	2011	Sopris	23317	41269192005	Step Up To Writing Elementary School Set	$187.00	2003
AR	2005	2011	Sopris	23131	1570352577	Step Up To Writing Handy Pages Level 1 Pack of 10	$25.00	1999
AR	2005	2011	Sopris	23149	1570352178	Step Up To Writing Handy Pages Level 2 Pack of 10	$25.00	1999
AR	2005	2011	Sopris	23350	157035457X	Step Up to Writing Manual	$79.00	2002
AR	2005	2011	Sopris	23270	41269161502	Step Up To Writing Poster Set Level 1 & 2	$36.00	2003
AR	2005	2011	Sopris	29858	1570359245	Step Up to Writing Poster Set Primary Steps	$36.00	2002
AR	2005	2011	Sopris	29719	1570359253	Step Up To Writing Primary Set	$140.00	2003
AR	2005	2011	Sopris	29858	1570359245	Step Up To Writing Primary Steps Poster Set	$36.00	2003
AR	2005	2011	Sopris	23296	157035524X	Step Up To Writing Second Edition Classroom Reproducibles	$24.50	2003
AR	2005	2011	Sopris	23190	1570355142	Step Up To Writing Second Edition Overhead Masters for Transparencies and Student Handouts	$36.00	2003
AR	2005	2011	Sopris	23350	157035457X	Step Up To Writing Second Edition Teacher’s Manual	$79.00	2003
AR	2005	2011	Sopris	64717	1593010470	Stepping Stones to Literacy	$175.00	2004
AR	2005	2011	Sopris	24580	1570353514	Teacher-Directed PALS	$29.95	2001
AR	2005	2011	Sopris	28783	157035314X	Write Well Spelling Homework Blackline Masters Plain Text	$180.00	2000
AR	2006	2012	Metro	101178	1588308421	Voyages Complete Kindergarten Kit	$474.75	1996
AR	2006	2012	Metro	118068	1597930008	Voyages Grade 1 Complete Program	$739.53	1996

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
AR	2006	2012	Metro	78043	1588308324	Voyages Grade 1 Complete Student Kit	$31.37	1996
AR	2006	2012	Metro	118076	1597930016	20-Pack Anchors Kit Grade 1	$330.51	1996
AR	2006	2012	Metro	74561	1588303454	Grade 1 Anchors Student Edition	$16.53	1996
AR	2006	2012	Metro	74608	1588305015	Grade 1 Anchors Teacher Edition	$42.35	1996
AR	2006	2012	Metro	118084	1597930024	20-Pack Excursions Kit Grade 1	$210.94	1996
AR	2006	2012	Metro	80670	1588306127	Grade 1 Excursions Student Edition	$10.55	1996
AR	2006	2012	Metro	80821	1588307603	Grade 1 Excursions Teacher Edition	$42.35	1996
AR	2006	2012	Metro	97279	1588308502	Grade 1 Subtopic Tests Student Edition	$6.31	1996
AR	2006	2012	Metro	97341	158830812X	Grade 1 Subtopic Tests Teacher Edition	$8.43	1996
AR	2006	2012	Metro	100124	1588308278	Grade 1 Topic Tests Teacher Edition	$23.27	1996
AR	2006	2012	Metro	118092	1597930032	Voyages Grade 2 Complete Program	$758.67	1996
AR	2006	2012	Metro	78051	1588308332	Voyages Grade 2 Complete Student Kit	$31.37	1996
AR	2006	2012	Metro	118105	1597930040	20-Pack Anchors Kit Grade 2	$330.51	1996
AR	2006	2012	Metro	74579	1588303462	Grade 2 Anchors Student Edition	$16.53	1996
AR	2006	2012	Metro	74616	1588305449	Grade 2 Anchors Teacher Edition	$63.55	1996
AR	2006	2012	Metro	118113	1597930059	20-Pack Excursions Kit Grade 2	$210.94	1996
AR	2006	2012	Metro	80784	1588306275	Grade 2 Excursions Student Edition	$10.55	1996
AR	2006	2012	Metro	80830	1588307670	Grade 2 Excursions Teacher Edition	$42.35	1996
AR	2006	2012	Metro	97287	1588308510	Grade 2 Subtopic Tests Student Edition	$6.31	1996
AR	2006	2012	Metro	97359	1588308138	Grade 2 Subtopic Tests Teacher Edition	$8.43	1996
AR	2006	2012	Metro	100044	1588308286	Grade 2 Topic Tests Teacher Edition	$23.27	1996
AR	2006	2012	Metro	118121	1597930067	Voyages Grade 3 Complete Program	$758.67	1996
AR	2006	2012	Metro	78060	1588308340	Voyages Grade 3 Complete Student Kit	$31.37	1996
AR	2006	2012	Metro	118130	1597930075	20-Pack Anchors Kit Grade 3	$330.51	1996
AR	2006	2012	Metro	74587	1588303470	Grade 3 Anchors Student Edition	$16.53	1996
AR	2006	2012	Metro	74624	1588305457	Grade 3 Anchors Teacher Edition	$63.55	1996
AR	2006	2012	Metro	118148	1597930083	20-Pack Excursions Kit Grade 3	$210.94	1996
AR	2006	2012	Metro	80792	1588306283	Grade 3 Excursions Student Edition	$10.55	1996
AR	2006	2012	Metro	80848	1588307689	Grade 3 Excursions Teacher Edition	$42.35	1996
AR	2006	2012	Metro	97295	1588308529	Grade 3 Subtopic Tests Student Edition	$6.31	1996
AR	2006	2012	Metro	97367	1588308146	Grade 3 Subtopic Tests Teacher Edition	$8.43	1996
AR	2006	2012	Metro	100132	1588308294	Grade 3 Topic Tests Teacher Edition	$23.27	1996
AR	2006	2012	Metro	118156	1597930091	Voyages Grade 4 Complete Program	$758.67	1996
AR	2006	2012	Metro	78078	1588308359	Voyages Grade 4 Complete Student Kit	$31.37	1996

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
AR	2006	2012	Metro	118164	1597930105	20-Pack Anchors Kit Grade 4	$330.51	1996
AR	2006	2012	Metro	74595	1588303489	Grade 4 Anchors Student Edition	$16.53	1996
AR	2006	2012	Metro	74632	1588308049	Grade 4 Anchors Teacher Edition	$63.55	1996
AR	2006	2012	Metro	118172	1597930113	20-Pack Excursions Kit Grade 4	$210.94	1996
AR	2006	2012	Metro	80805	1588306291	Grade 4 Excursions Student Edition	$10.55	1996
AR	2006	2012	Metro	80856	1588307697	Grade 4 Excursions Teacher Edition	$42.35	1996
AR	2006	2012	Metro	97308	1588308537	Grade 4 Subtopic Tests Student Edition	$6.31	1996
AR	2006	2012	Metro	97375	1588308154	Grade 4 Subtopic Tests Teacher Edition	$8.43	1996
AR	2006	2012	Metro	100052	1588308308	Grade 4 Topic Tests Teacher Edition	$23.27	1996
AR	2006	2012	Metro	118181	1597930121	Voyages Grade 5 Complete Program	$758.67	1996
AR	2006	2012	Metro	78086	1588308367	Voyages Grade 5 Complete Student Kit	$31.37	1996
AR	2006	2012	Metro	118199	159793013X	20-Pack Anchors Kit Grade 5	$330.51	1996
AR	2006	2012	Metro	74739	1588304701	Grade 5 Anchors Student Edition	$16.53	1996
AR	2006	2012	Metro	74747	1588306119	Grade 5 Anchors Teacher Edition	$63.55	1996
AR	2006	2012	Metro	118201	1597930148	20-Pack Excursions Kit Grade 5	$210.94	1996
AR	2006	2012	Metro	80813	1588306305	Grade 5 Excursions Student Edition	$10.55	1996
AR	2006	2012	Metro	80864	1588307700	Grade 5 Excursions Teacher Edition	$42.35	1996
AR	2006	2012	Metro	97316	1588308545	Grade 5 Subtopic Tests Student Edition	$6.31	1996
AR	2006	2012	Metro	97383	1588308162	Grade 5 Subtopic Tests Teacher Edition	$8.43	1996
AR	2006	2012	Metro	100141	1588308316	Grade 5 Topic Tests Teacher Edition	$23.27	1996
AR	2006	2012	Metro	95804	1588303128	Problem Solving Step 1 Complete Program	$211.95	1999
AR	2006	2012	Metro	93649	1588304892	Problem Solving, Step By Step: Step 1 Complete Student Kit	$103.87	1999
AR	2006	2012	Metro	93622	1588301710	Problem Solving, Step By Step: Step 1 Student Instruction Kit	$94.01	1999
AR	2006	2012	Metro	93606	1581207115	Step 1 Problem Solving Teacher Edition	$16.91	1999
AR	2006	2012	Metro	93631	1588303217	Step 1 Problem Solving Pretest/Posttest (set of 10)	$10.55	1999
AR	2006	2012	Metro	95855	1588303136	Problem Solving Step 2 Complete Program	$211.95	1999
AR	2006	2012	Metro	93702	1588304906	Problem Solving, Step-By Step: Step 2 Complete Student Kit	$103.87	1999
AR	2006	2012	Metro	93690	1588301729	Problem Solving, Step By Step: Step 2 Student Instruction Kit	$94.01	1999
AR	2006	2012	Metro	93665	1581207123	Step 2 Problem Solving Teacher Edition	$16.91	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
AR	2006	2012	Metro	93681	1588303225	Step 2 Problem Solving Pretest/Posttest (set of 10)	$10.55	1999
AR	2006	2012	Metro	95986	1588303144	Problem Solving Step 3 Complete Program	$238.45	1999
AR	2006	2012	Metro	93761	1588304914	Problem Solving, Step By Step: Step 3 Complete Student Kit	$112.31	1999
AR	2006	2012	Metro	93745	1588301737	Problem Solving, Step By Step: Step 3 Student Instruction Kit	$103.83	1999
AR	2006	2012	Metro	93729	1581207131	Step 3 Problem Solving Teacher Edition	$16.91	1999
AR	2006	2012	Metro	93753	1588303233	Step 3 Problem Solving Pretest/Posttest (set of 10)	$10.55	1999
AR	2006	2012	Metro	96102	1588303152	Problem Solving Step 4 Complete Program	$238.45	1999
AR	2006	2012	Metro	93841	1588304922	Problem Solving, Step By Step: Step 4 Complete Student Kit	$112.31	1999
AR	2006	2012	Metro	93825	1588301745	Problem Solving, Step By Step: Step 4 Student Instruction Kit	$103.83	1999
AR	2006	2012	Metro	93809	158120714X	Step 4 Problem Solving Teacher Edition	$16.91	1999
AR	2006	2012	Metro	93833	1588303241	Step 4 Problem Solving Pretest/Posttest (set of 10)	$10.55	1999
AR	2006	2012	Metro	96233	1588303160	Problem Solving Step 5 Complete Program	$238.45	1999
AR	2006	2012	Metro	93913	158830499X	Problem Solving, Step By Step: Step 5 Complete Student Kit	$112.31	1999
AR	2006	2012	Metro	93905	1588301753	Problem Solving, Step By Step: Step 5 Student Instruction Kit	$103.83	1999
AR	2006	2012	Metro	93876	1581207158	Step 5 Problem Solving Teacher Edition	$16.91	1999
AR	2006	2012	Metro	93892	158830325X	Step 5 Problem Solving Pretest/Posttest (set of 10)	$10.55	1999
AR	2006	2012	Metro	96381	1588303179	Problem Solving Step 6 Complete Program	$238.45	1999
AR	2006	2012	Metro	93972	1588305058	Problem Solving, Step By Step: Step 6 Complete Student Kit	$112.31	1999
AR	2006	2012	Metro	93956	1588301761	Problem Solving, Step By Step: Step 6 Student Instruction Kit	$103.83	1999
AR	2006	2012	Metro	93930	1581207166	Step 6 Problem Solving Teacher Edition	$16.91	1999
AR	2006	2012	Metro	93964	1588303268	Step 6 Problem Solving Pretest/Posttest (set of 10)	$10.55	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
AR	2006	2012	Metro	96567	1588303187	Problem Solving Step 7 Complete Program	$261.77	1999
AR	2006	2012	Metro	94035	1588305066	Problem Solving, Step By Step: Step 7 Complete Student Kit	$121.85	1999
AR	2006	2012	Metro	94027	158830177X	Problem Solving, Step By Step: Step 7 Student Instruction Kit	$113.09	1999
AR	2006	2012	Metro	94019	1581206755	Step 7 Problem Solving Teacher Edition	$16.91	1999
AR	2006	2012	Metro	94001	1588303276	Step 7 Problem Solving Pretest/Posttest (set of 10)	$10.55	1999
AR	2006	2012	Metro	96680	1588303195	Problem Solving Step 8 Complete Program	$261.77	1999
AR	2006	2012	Metro	94086	1588305074	Problem Solving, Step By Step: Step 8 Complete Student Kit	$121.85	1999
AR	2006	2012	Metro	94078	1588301788	Problem Solving, Step By Step: Step 8 Student Instruction Kit	$113.09	1999
AR	2006	2012	Metro	94051	1581206836	Step 8 Problem Solving Teacher Edition	$16.91	1999
AR	2006	2012	Metro	94060	1588303284	Step 8 Problem Solving Pretest/Posttest (set of 10)	$10.55	1999
AR	2006	2012	Metro	94650	1581203004	Metro Math Readers: Red Level Complete Kit	$582.95	2000
AR	2006	2012	Metro	89244	158120325X	Metro Math Readers: Red Level Student Kit — 24 Titles, 6 Copies Each	$519.35	2000
AR	2006	2012	Metro	94625	158830115X	Metro Math Readers: Red Level Student Kit — 24 Titles, 1 Copies Each	$95.35	2000
AR	2006	2012	Metro	94617	1588301427	Metro Math Readers: Red Level Big Book Super Pack	$275.55	2000
AR	2006	2012	Metro	98722	1581203314	The Number One (Set of 6)	$25.39	2000
AR	2006	2012	Metro	98909	1581203322	The Number Two (Set of 6)	$25.39	2000
AR	2006	2012	Metro	98845	1581203330	The Number Three (Set of 6)	$25.39	2000
AR	2006	2012	Metro	98669	1581203349	The Number Four (Set of 6)	$25.39	2000
AR	2006	2012	Metro	98634	1581203357	The Number Five (Set of 6)	$25.39	2000
AR	2006	2012	Metro	98781	1581203365	The Number Six (Set of 6)	$25.39	2000
AR	2006	2012	Metro	98757	1581203373	The Number Seven (Set of 6)	$25.39	2000
AR	2006	2012	Metro	98571	1581203381	The Number Eight (Set of 6)	$25.39	2000
AR	2006	2012	Metro	98693	158120339X	The Number Nine (Set of 6)	$25.39	2000
AR	2006	2012	Metro	98811	1581203403	The Number Ten (Set of 6)	$25.39	2000
AR	2006	2012	Metro	98600	1581203411	The Number Eleven (Set of 6)	$25.39	2000

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
AR	2006	2012	Metro	98870	158120342X	The Number Twelve (Set of 6)	$25.39	2000
AR	2006	2012	Metro	95476	1581203438	Squares (Set of 6)	$25.39	2000
AR	2006	2012	Metro	100298	1581203446	Triangles (Set of 6)	$25.39	2000
AR	2006	2012	Metro	94511	1581203454	Rectangles (Set of 6)	$25.39	2000 .
AR	2006	2012	Metro	77690	1581203462	Circles (Set of 6)	$25.39	2000
AR	2006	2012	Metro	102007	1581203470	Which One is it? (Set of 6)	$25.39	2000
AR	2006	2012	Metro	102091	1581203489	Which Two Are the Same? (Set of 6)	$25.39	2000
AR	2006	2012	Metro	102146	1581203497	Who is Missing? (Set of 6)	$25.39	2000
AR	2006	2012	Metro	101979	1581203500	Which Belong Together? (Set of 6)	$25.39	2000
AR	2006	2012	Metro	84144	1581203519	How Many in All? (Set of 6)	$25.39	2000
AR	2006	2012	Metro	84099	1581203527	How Many Are Missing? (Set of 6)	$25.39	2000
AR	2006	2012	Metro	101709	1581203535	What is a Half? (Set of 6)	$25.39	2000
AR	2006	2012	Metro	102066	1581203543	Which One is Next? (Set of 6)	$25.39	2000
AR	2006	2012	Metro	94633	1581203616	Red Level Teacher’s Guide (Set of 6)	$16.91	2000
AR	2006	2012	Metro	93534	1588301095	Red Level Practice Test (Set of 10) With Teacher’s Guide	$31.75	2000
AR	2006	2012	Metro	94976	1588301109	Red Level Pretests/Posttest (Set of 10) With Teacher’s Guide	$21.15	2000
AR	2006	2012	Metro	98925	158120551	The Numbers 1-5 Big Book	$52.95	2000
AR	2006	2012	Metro	98976	158120552X	The Numbers 6-9 Big Book	$49.77	2000
AR	2006	2012	Metro	98941	1581205538	The Numbers 10-12 Big Book	$44.47	2000
AR	2006	2012	Metro	94924	1581205546	Shapes Big Book	$49.77	2000
AR	2006	2012	Metro	97762	1581205554	Take A Closer Look Big Book	$49.77	2000
AR	2006	2012	Metro	84224	1581205562	How Many? How Much? Big Book	$44.47	2000
AR	2006	2012	Metro	83694	1581203632	Math Readers Red Level Home/School Connection BLM	$21.15	2000
AR	2006	2012	Metro	102293	1581204000	Metro Math Readers: Yeilow Level Complete Kit	$604.15	2000
AR	2006	2012	Metro	102322	1581203306	Metro Math Readers: Yellow Level Student Kit — 24 Titles, 6 Copies Each	$540.55	2000
AR	2006	2012	Metro	102306	1588301168	Metro Math Readers: Yellow Level Student Kit — 24 Titles, 1 Copy Each	$101.95	2000
AR	2006	2012	Metro	102314	1588301435	Metro Math Readers: Yellow Level Big Book Super Pack	$508.75	2000
AR	2006	2012	Metro	95425	1581204310	Spending Dimes One At A Time (Set of 6)	$26.45	2000

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
AR	2006	2012	Metro	100386	1581204329	Twenty More Or Less (Set of 6)	$26.45	2000
AR	2006	2012	Metro	78481	1581204337	Counting On Friends (Set of 6)	$26.45	2000
AR	2006	2012	Metro	94203	1581204345	Puppies in, Puppies Out (Set of 6)	$26.45	2000
AR	2006	2012	Metro	88735	1581204353	Making Twelve Party Bags (Set of 6)	$26.45	2000
AR	2006	2012	Metro	91168	1581204361	Once There Were Twelve (Set of 6)	$26.45	2000
AR	2006	2012	Metro	75643	158120437X	Bears, Ten By Ten (Set of 6)	$26.45	2000
AR	2006	2012	Metro	98079	1581204388	Tens and Ones Together (Set of 6)	$26.45	2000
AR	2006	2012	Metro	84187	1581204396	How Many is Fifty? (Set of 6)	$26.45	2000
AR	2006	2012	Metro	101485	158120440X	We Celebrate 100 (Set of 6)	$26.45	2000
AR	2006	2012	Metro	89720	1581204418	Money Counts (Set of 6)	$26.45	2000
AR	2006	2012	Metro	85163	1581204426	It’s about Time (Set of 6)	$26.45	2000
AR	2006	2012	Metro	99071	1581204434	The Shape Game (Set of 6)	$26.45	2000
AR	2006	2012	Metro	97711	1581204442	Symmetry (Set of 6)	$26.45	2000
AR	2006	2012	Metro	100351	1581204450	Turn to the Left, Turn to the Right (Set of 6)	$26.45	2000
AR	2006	2012	Metro	85770	1581204469	Let’s Share (Set of 6)	$26.45	2000
AR	2006	2012	Metro	84742	1581204477	In and Out of the Toy Box (Set of 6)	$26.45	2000
AR	2006	2012	Metro	91125	1581204485	Odd Number Thirteen (Set of 6)	$26.45	2000
AR	2006	2012	Metro	98503	1581204493	The Measurement Mysteries (Set of 6)	$26.45	2000
AR	2006	2012	Metro	102058	1581204507	Which One is More? (Set of 6)	$26.45	2000
AR	2006	2012	Metro	81710	1581204515	Feet Go Two By Two (Set of 6)	$26.45	2000
AR	2006	2012	Metro	81795	1581204523	Fingers Go Five By Five (Set of 6)	$26.45	2000
AR	2006	2012	Metro	83459	1581204531	Half is Fair (Set of 6)	$26.45	2000
AR	2006	2012	Metro	84030	158120454X	How Do We Use Money? (Set of 6)	$26.45	2000
AR	2006	2012	Metro	89316	1581204612	Yellow Level Teacher’s Guide	$16.91	2000
AR	2006	2012	Metro	102349	1588301117	Yellow Level Practice Test (Set of 10) With Teacher’s Guide	$31.75	2000
AR	2006	2012	Metro	102331	1588301125	Yellow Level PreTest/Posttest (Set of 10) With Teacher’s Guide	$21.15	2000
AR	2006	2012	Metro	84208	1581205570	How Many Now? Big Book	$52.95	2000
AR	2006	2012	Metro	99813	1581205589	Time and Measurement Big Book	$52.95	2000
AR	2006	2012	Metro	89691	158830101X	Money Big Book	$52.95	2000
AR	2006	2012	Metro	82481	1588301028	From Twenty to Fifty Big Book	$49.77	2000
AR	2006	2012	Metro	95100	1588301036	Skip-Counting Big Book	$52.95	2000
AR	2006	2012	Metro	82000	1588301044	Fractions Big Book	$49.77	2000

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
AR	2006	2012	Metro	88612	1588301052	Looking At Shapes Big Book	$52.95	2000
AR	2006	2012	Metro	84128	1588301060	How Many Groups? Big Book	$49.77	2000
AR	2006	2012	Metro	82472	1588301079	From Ten To One Hundred Big Book	$52.95	2000
AR	2006	2012	Metro	78449	1588301087	Counting Down Big Book	$52.95	2000
AR	2006	2012	Metro	83707	1581204620	Math Readers Yellow Level Home/School Connection BLM	$21.15	2000
AR	2006	2012	Metro	75820	1588301133	Metro Math Readers: Blue Level Complete Kit	$487.55	2000
AR	2006	2012	Metro	75838	1588308081	Metro Math Readers: Blue Level Student Kit — 20 Titles, 6 Copies Each	$476.95	2000
AR	2006	2012	Metro	86844	1588301176	Metro Math Readers: Blue Level Student Kit — 20 Titles, 1 Copy Each	$84.75	2000
AR	2006	2012	Metro	98116	1588309045	That’s Close Enough! (Set of 6)	$26.45	2000
AR	2006	2012	Metro	73832	1588309061	Adding It Up (Set of 6)	$26.45	2000
AR	2006	2012	Metro	101768	1588309134	What’s The Difference? (Set of 6)	$26.45	2000
AR	2006	2012	Metro	78465	1588309029	Counting on Bears (Set of 6)	$26.45	2000
AR	2006	2012	Metro	84064	1588309088	How Heavy is It? (Set of 6)	$26.45	2000
AR	2006	2012	Metro	94490	1588309010	Real-Life Multiplication (Set of 6)	$26.45	2000
AR	2006	2012	Metro	84013	1588309150	Hooray! Arrays! (Set of 6)	$26.45	2000
AR	2006	2012	Metro	85198	1588309002	It’s Time for the Park (Set of 6)	$26.45	2000
AR	2006	2012	Metro	98141	158830907X	The Animal Data Files (Set of 6)	$26.45	2000
AR	2006	2012	Metro	77905	1588309126	Coins Count (Set of 6)	$26.45	2000
AR	2006	2012	Metro	101784	1588309142	What’s Your Money Worth? (Set of 6)	$26.45	2000
AR	2006	2012	Metro	78861	1588309185	Day By Day (Set of 6)	$26.45	2000
AR	2006	2012	Metro	98431	158830910X	The Marvelous Lemonade Machine (Set of 6)	$26.45	2000
AR	2006	2012	Metro	89359	1588309037	Measuring Tails (Set of 6)	$26.45	2000
AR	2006	2012	Metro	89332	1588309118	Measuring is Believing (Set of 6)	$26.45	2000
AR	2006	2012	Metro	89746	1588309193	Moving Shapes (Set of 6)	$26.45	2000
AR	2006	2012	Metro	81779	1588309053	Finding Fraction Facts (Set of 6)	$26.45	2000
AR	2006	2012	Metro	99055	1588309177	The Secret of the Golden Ruler (Set of 6)	$26.45	2000
AR	2006	2012	Metro	84081	1588309096	How Hot is Hot? (Set of 6)	$26.45	2000
AR	2006	2012	Metro	99194	1588309169	The Solids Show (Set of 6)	$26.45	2000
AR	2006	2012	Metro	75854	1588309207	Blue Level Teacher’s Guide	$16.91	2000
AR	2006	2012	Metro	94895	1581200994	School-To-Home Bags 10-Pack	$26.45	2000
AR	2006	2012	Metro	118084	1597930024	20-Pack Excursions Kit Grade 1	$210.94	1996

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
AR	2006	2012	Metro	80670	1588306127	Grade 1 Excursions Student Edition	$10.55	1996
AR	2006	2012	Metro	80821	1588307603	Grade 1 Excursions Teacher Edition	$42.35	1996
AR	2006	2012	Metro	118113	1597930059	20-Pack Excursions Kit Grade 2	$210.94	1996
AR	2006	2012	Metro	80784	1588306275	Grade 2 Excursions Student Edition	$10.55	1996
AR	2006	2012	Metro	80830	1588307670	Grade 2 Excursions Teacher Edition	$42.35	1996
AR	2006	2012	Metro	118148	1579730083	20-Pack Excursions Kit Grade3	$210.94	1996
AR	2006	2012	Metro	80792	1588306283	Grade 3 Excursions Student Edition	$10.55	1996
AR	2006	2012	Metro	80848	1588307689	Grade 3 Excursions Teacher Edition	$42.35	1996
AR	2006	2012	Metro	118172	1597930113	20-Pack Excursions Kit Grade 4	$210.94	1996
AR	2006	2012	Metro	80805	1588306291	Grade 4 Excursions Student Edition	$10.55	1996
AR	2006	2012	Metro	80856	1588307697	Grade 4 Excursions Teacher Edition	$42.35	1996
AR	2006	2012	Metro	118201	1597930148	20-Pack Excursions Kit Grade 5	$210.94	1996
AR	2006	2012	Metro	80813	1588306305	Grade 5 Excursions Student Edition	$10.55	1996
AR	2006	2012	Metro	80864	1588307700	Grade 5 Excursions Teacher Edition	$42.35	1996
AR	2006	2012	Sopris	63888	1570359717	Transitional Mathematics Developing Number Sense, Level 1, Class Set of 10	$477.00	2004
AR	2006	2012	Sopris	63896	1570359725	Transitional Mathematics Developing Number Sense, Level 1, Class Set of 25	$1,038.95	2004
AR	2006	2012	Sopris	65066	1593180802	Transitional Mathematics Developing Number Sense of Rational Numbers, Level 2, Classroom Set of 10	$477.00	2004
AR	2006	2012	Sopris	65082	1593180810	Transitional Mathematics Developing Number Sense of Rational Numbers, Level 2, Classroom Set of 25	$1,038.95	2004
AR	2006	2012	Sopris	65074	159318235X	Transitional Mathematics Understanding Algebraic Expressions, Level 3, Classroom Set of 10	$477.00	2004
AR	2006	2012	Sopris	65091	1593182368	Transitional Mathematics Understanding Algebraic Expressions, Level 3, Classroom Set of 25	$1,038.95	2004
CA	1999	2005	Metro	74501	1581201028	Metro Early Reading Program Kindergarten Big Book Amazing Aunt Agatha	$32.35	1999	* Adoption Contract C
CA	1999	2005	Metro	76970	1581201079	Metro Early Reading Program Kindergarten Big Book Busy Toes	$32.35	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
CA	1999	2005	Metro	78300	1581201133	Metro Early Reading Program Kindergarten Big Book Con Mi Hermano/With My Brother	$32.35	1999
CA	1999	2005	Metro	81664	1581201044	Metro Early Reading Program Kindergarten Big Book Feast for 10	$32.35	1999
CA	1999	2005	Metro	83344	1581201168	Metro Early Reading Program Kindergarten Big Book Growing Vegetable Soup	$32.35	1999
CA	1999	2005	Metro	84671	1581201052	Metro Early Reading Program Kindergarten Big Book I’ll Catch The Moon	$32.35	1999
CA	1999	2005	Metro	85294	1581201109	Metro Early Reading Program Kindergarten Big Book Kente Colors	$32.35	1999
CA	1999	2005	Metro	88356	1581201192	Metro Early Reading Program Kindergarten Big Book Life With Max	$32.35	1999
CA	1999	2005	Metro	89877	1581201036	Metro Early Reading Program Kindergarten Big Book My Friends	$32.35	1999
CA	1999	2005	Metro	91176	1581201176	Metro Early Reading Program Kindergarten Big Book One Afternoon	$32.35	1999
CA	1999	2005	Metro	91272	158120115X	Metro Early Reading Program Kindergarten Big Book Oscar Asked Why	$32.35	1999
CA	1999	2005	Metro	92099	1581201125	Metro Early Reading Program Kindergarten Big Book Pet Show!	$32.35	1999
CA	1999	2005	Metro	93391	158120101X	Metro Early Reading Program Kindergarten Big Book Polar Bear, Polar Bear, What Do You Hear?	$32.35	1999
CA	1999	2005	Metro	94730	1581201141	Metro Early Reading Program Kindergarten Big Book Road Builders	$32.35	1999
CA	1999	2005	Metro	75715	1581201214	Metro Early Reading Program Kindergarten Big Book Teacher’s Guide	$17.23	1999
CA	1999	2005	Metro	98271	1581201117	Metro Early Reading Program Kindergarten Big Book The Doorbell Rang	$32.35	1999
CA	1999	2005	Metro	98319	1581201184	Metro Early Reading Program Kindergarten Big Book The Fourth Little Pig	$32.35	1999
CA	1999	2005	Metro	98440	1581201206	Metro Early Reading Program Kindergarten Big Book The Marvelous Toy	$32.35	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
CA	1999	2005	Metro	74261	1581202873	Metro Early Reading Program Kindergarten Big Book Theme Pack All About Me	$204.07	1999
CA	1999	2005	Metro	82018	1581202881	Metro Early Reading Program Kindergarten Big Book Theme Pack Friends and Family	$175.99	1999
CA	1999	2005	Metro	83651	158120289X	Metro Early Reading Program Kindergarten Big Book Theme Pack Home and Community	$147.91	1999
CA	1999	2005	Metro	99688	1581201060	Metro Early Reading Program Kindergarten Big Book They Thought They Saw Him	$32.35	1999
CA	1999	2005	Metro	99961	1581201087	Metro Early Reading Program Kindergarten Big Book Today is Monday	$32.35	1999
CA	1999	2005	Metro	75707	1581201001	Metro Early Reading Program Kindergarten Big Books Super Pack	$561.55	1999
CA	1999	2005	Metro	78271	1581206909	Metro Early Reading Program Kindergarten California 20 Student Kit	$1,511.19	1999
CA	1999	2005	Metro	78107	1581201222	Metro Early Reading Program Kindergarten Complete Kit	$1,075.63	1999
CA	1999	2005	Metro	84822	1581200919	Metro Early Reading Program Kindergarten Individual Skills Inventory 10 Pack	$43.15	1999
CA	1999	2005	Metro	85809	1581200862	Metro Early Reading Program Kindergarten Kindergarten Letter Cards	$16.15	1999
CA	1999	2005	Metro	94123	1581200897	Metro Early Reading Program Kindergarten Kindergarten Level Guide	$10.75	1999
CA	1999	2005	Metro	89762	1581200870	Metro Early Reading Program Kindergarten Multicultural Song Collection 4 pack (Audio cassettes)	$32.35	1999
CA	1999	2005	Metro	89914	1581200803	Metro Early Reading Program Kindergarten My Letter Book 10 Pack	$80.95	1999
CA	1999	2005	Metro	89965	1581200811	Metro Early Reading Program Kindergarten My Letter Book Teacher’s Guide	$10.75	1999
CA	1999	2005	Metro	91555	1581200846	Metro Early Reading Program Kindergarten Our Letter Chart	$9.67	1999
CA	1999	2005	Metro	74464	158120082X	Metro Early Reading Program Kindergarten Poster Set	$53.35	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
CA	1999	2005	Metro	93420	1581200838	Metro Early Reading Program Kindergarten Poster Set Teacher’s Guide	$10.75	1999
CA	1999	2005	Metro	77032	1581200722	Metro Early Reading Program Kindergarten Reader Can I Have Some? 10 Pack	$34.51	1999
CA	1999	2005	Metro	79177	1581200706	Metro Early Reading Program Kindergarten Reader Do You Like Me? 10 Pack	$34.51	1999
CA	1999	2005	Metro	79193	1581200730	Metro Early Reading Program Kindergarten Reader Down, Mop, Down 10 Pack	$34.51	1999
CA	1999	2005	Metro	84558	1581200684	Metro Early Reading Program Kindergarten Reader Am Ben 10 Pack	$34.51	1999
CA	1999	2005	Metro	85104	1581200714	Metro Early Reading Program Kindergarten Reader Is Boo With You? 10 Pack	$34.51	1999
CA	1999	2005	Metro	85139	1581200692	Metro Early Reading Program Kindergarten Reader Is Tasha Up? 10 Pack	$34.51	1999
CA	1999	2005	Metro	85219	1581200749	Metro Early Reading Program Kindergarten Reader Just A Little 10 Pack	$34.51	1999
CA	1999	2005	Metro	101741	1581200757	Metro Early Reading Program Kindergarten Reader What Was That? 10 Pack	$34.51	1999
CA	1999	2005	Metro	94377	1581200765	Metro Early Reading Program Kindergarten Readers 10 pack of all books	$259.15	1999
CA	1999	2005	Metro	94895	1581200994	Metro Early Reading Program Kindergarten School to Home Bags 10 Pack	$23.71	1999
CA	1999	2005	Metro	94941	1581202903	Metro Early Reading Program Kindergarten Sharing and Caring	$175.99	1999
CA	1999	2005	Metro	95046	158120096X	Metro Early Reading Program Kindergarten Sing Along Song Book	$16.15	1999
CA	1999	2005	Metro	97797	1581200781	Metro Early Reading Program Kindergarten Take Home Readers 24 Pack	$21.55	1999
CA	1999	2005	Metro	100642	1581200943	Metro Early Reading Program Kindergarten Teacher’s Guide Units 17-24	$21.55	1999
CA	1999	2005	Metro	100634	1581200927	Metro Early Reading Program Kindergarten Teacher’s Guide Units 1-8	$21.55	1999
CA	1999	2005	Metro	100651	1581200951	Metro Early Reading Program Kindergarten Teacher’s Guide Units 25-32	$21.55	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
CA	1999	2005	Metro	100677	1581200935	Metro Early Reading Program Kindergarten Teacher’s Guide Units 9-16	$21.55	1999
CA	1999	2005	Metro	98044	1581200854	Metro Early Reading Program Kindergarten Teacher’s Resource Book	$32.35	1999
CA	1999	2005	Metro	73154	1581201273	Metro Early Reading Program level A A Bug In the Bathtub 6 Pack	$22.63	1999
CA	1999	2005	Metro	73285	1581201265	Metro Early Reading Program Level A A Hug And Hot Chocolate 6 Pack	$22.63	1999
CA	1999	2005	Metro	73621	158120129X	Metro Early Reading Program Level A A Very Bad Day 6 Pack	$22.63	1999
CA	1999	2005	Metro	85876	1581202016	Metro Early Reading Program Level A Assessment 6 Pack	$25.87	1999
CA	1999	2005	Metro	75598	158120132X	Metro Early Reading Program Level A At The Zoo 6 Pack	$22.63	1999
CA	1999	2005	Metro	78115	1581206917	Metro Early Reading Program Level A Complete Program Kit for 20 Students	$971.95	1999
CA	1999	2005	Metro	85913	1581202814	Metro Early Reading Program Level A Complete Program Kit for 6 Students	$647.95	1999
CA	1999	2005	Metro	82608	1581201303	Metro Early Reading Program Level A Get Rid of That Dog 6Pack	$22.63	1999
CA	1999	2005	Metro	83521	1581201257	Metro Early Reading Program Level A Have You Met My Pet? 6 Pack	$22.63	1999
CA	1999	2005	Metro	85825	1581201869	Metro Early Reading Program Level A Letter Cards For Students 6 Pack	$26.95	1999
CA	1999	2005	Metro	90122	1581201567	Metro Early Reading Program Level A My Literature Book 6 Pack	$152.23	1999
CA	1999	2005	Metro	90131	1581201575	Metro Early Reading Program Level A My Literature Book Teacher’s Guide	$16.15	1999
CA	1999	2005	Metro	90616	1581201745	Metro Early Reading Program Level A My Practice Book 6 Pack	$40.99	1999
CA	1999	2005	Metro	91053	1581201311	Metro Early Reading Program Level A Nol Not Again! 6 Rack	$22.63	1999
CA	1999	2005	Metro	73200	1581201346	Metro Early Reading Program Level A Our Day With Mom 6 Pack	$22.63	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
CA	1999	2005	Metro	85067	1581202725	Metro Early Reading Program Level A Program Organizer	$64.64	1999
CA	1999	2005	Metro	94342	158120194X	Metro Early Reading Program Level A Read Aloud Cassettes 4 Pack	$32.35	1999
CA	1999	2005	Metro	86297	1581202121	Metro Early Reading Program Level A Teacher’s Edition Units 1-5	$53.95	1999
CA	1999	2005	Metro	86300	158120213X	Metro Early Reading Program Level A Teacher’s Edition Units 6-10	$53.95	1999
CA	1999	2005	Metro	85850	1581201885	Metro Early Reading Program Level A Teacher’s Resource Book	$32.35	1999
CA	1999	2005	Metro	99776	1581201338	Metro Early Reading Program Level A Three Pigs and A Wolf 6 Pack	$22.63	1999
CA	1999	2005	Metro	101653	1581201281	Metro Early Reading Program Level A What Can Sam Do? 6 Pack	$22.63	1999
CA	1999	2005	Metro	94908	1581201249	Metro Early Reading Program Level A-F School To Home Bag	$13.99	1999
CA	1999	2005	Metro	94908	1581201249	Metro Early Reading Program Level A-F School To Home Bag 6 Pack	$13.99	1999
CA	1999	2005	Metro	73111	1581201354	Metro Early Reading Program Level B A Bag For Dad 6 Pack	$22.63	1999
CA	1999	2005	Metro	73533	1581201443	Metro Early Reading Program Level B A Surprise Birthday 6 Pack	$22.63	1999
CA	1999	2005	Metro	86406	1581202032	Metro Early Reading Program Level B Assessment 6 Pack	$25.87	1999
CA	1999	2005	Metro	78131	1581206925	Metro Early Reading Program Level B Complete Program Kit for 20 Students	$971.95	1999
CA	1999	2005	Metro	86588	1581202822	Metro Early Reading Program Level B Complete Program Kit for 6 Students	$647.95	1999
CA	1999	2005	Metro	79134	1581201397	Metro Early Reading Program Level B Did You See Boo? 6 Pack	$22.63	1999
CA	1999	2005	Metro	82501	1581201389	Metro Early Reading Program Level B Game Day 6 Pack	$22.63	1999
CA	1999	2005	Metro	82579	1581201427	Metro Early Reading Program Level B Get Down From That Vinel 6 Pack	$22.63	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
CA	1999	2005	Metro	88671	1581201435	Metro Early Reading Program Level B Make My Day 6 Pack	$22.63	1999
CA	1999	2005	Metro	90211	1581201591	Metro Early Reading Program Level B My Literature Book 6 Pack	$152.23	1999
CA	1999	2005	Metro	90229	1581201605	Metro Early Reading Program Level B My Literature Book Teacher’s Guide	$16.15	1999
CA	1999	2005	Metro	90632	1581201761	Metro Early Reading Program Level B My Practice Book 6 Pack	$40.99	1999
CA	1999	2005	Metro	94351	1581201958	Metro Early Reading Program Level B Read Aloud Cassettes 4 Pack	$32.35	1999
CA	1999	2005	Metro	94799	1581201419	Metro Early Reading Program Level B Rows and Rows of Marigolds 6 Pack	$22.63	1999
CA	1999	2005	Metro	94975	1581201370	Metro Early Reading Program Level B Side By Side 6 Pack	$22.63	1999
CA	1999	2005	Metro	86748	1581202148	Metro Early Reading Program Level B Teacher’s Edition Units 1-5	$53.95	1999
CA	1999	2005	Metro	86756	1581202156	Metro Early Reading Program Level B Teacher’s Edition Units 6-10	$53.95	1999
CA	1999	2005	Metro	86385	1581201893	Metro Early Reading Program Level B Teacher’s Resource Book	$32.35	1999
CA	1999	2005	Metro	101944	1581201362	Metro Early Reading Program Level B When Will the Sun Come Out? 6 Pack	$22.63	1999
CA	1999	2005	Metro	102381	1581201400	Metro Early Reading Program Level B You Can Do A Lot With A Lot 6 Pack	$22.63	1999
CA	1999	2005	Metro	73381	1581201478	Metro Early Reading Program Level C A Pet For Jed 6 Pack	$22.63	1999
CA	1999	2005	Metro	73568	1581201451	Metro Early Reading Program Level C A Tadpole at the Lake 6 Pack	$22.63	1999
CA	1999	2005	Metro	86801	1581202059	Metro Early Reading Program Level C Assessment 6 Pack	$25.87	1999
CA	1999	2005	Metro	78174	1581206933	Metro Early Reading Program Level C Complete Program Kit for 20 Students	$972.00	1999
CA	1999	2005	Metro	86959	1581202830	Metro Early Reading Program Level C Complete Program Kit for 6 Students	$647.95	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
CA	1999	2005	Metro	82659	158120146X	Metro Early Reading Program Level C Glide, Frog, Glide! 6 Pack	$22.63	1999
CA	1999	2005	Metro	82712	1581201486	Metro Early Reading Program Level C Good Times at the Lake 6 Pack	$22.63	1999
CA	1999	2005	Metro	84574	1581201532	Metro Early Reading Program Level C I Don’t Want to Scare You 6 Pack	$22.63	1999
CA	1999	2005	Metro	90296	1581201621	Metro Early Reading Program Level C My Literature Book 6 Pack	$152.23	1999
CA	1999	2005	Metro	90309	158120163X	Metro Early Reading Program Level C My Literature Book Teacher’s Guide	$16.15	1999
CA	1999	2005	Metro	90667	1581201788	Metro Early Reading Program Level C My Practice Book 6 Pack	$40.99	1999
CA	1999	2005	Metro	94369	1581201966	Metro-Early Reading Program Level C Read Aloud Cassettes 4 Pack	$32.35	1999
CA	1999	2005	Metro	94908	1581201249	Metro Early Reading Program Level C School To Home Bags 6 Pack	$13.99	1999
CA	1999	2005	Metro	95003	1581201508	Metro Early Reading Program Level C Sidewalk Fun 6 Pack	$22.63	1999
CA	1999	2005	Metro	95126	1581201540	Metro Early Reading Program Level C Slide And Ride 6 Pack	$22.63	1999
CA	1999	2005	Metro	87097	1581202164	Metro Early Reading Program Level C Teacher’s Edition Units 1-5	$53.95	1999
CA	1999	2005	Metro	87100	1581202172	Metro Early Reading Program Level C Teacher’s Edition Units 6-10	$53.95	1999
CA	1999	2005	Metro	86781	1581201907	Metro Early Reading Program Level C Teacher’s Resource Book	$32.35	1999
CA	1999	2005	Metro	98191	1581201516	Metro Early Reading Program Level C The Best Pizza Place 6 Pack	$22.63	1999
CA	1999	2005	Metro	92101	1581201494	Metro Early Reading Program Level C The Pet Show 6 Pack	$22.63	1999
CA	1999	2005	Metro	99135	1581201524	Metro Early Reading Program Level C The Sitter 6 Pack	$22.63	1999
CA	1999	2005	Metro	78123	1581206941	Metro Early Reading Program Levels A-C Complete Grade 1 Program for 20 Students	$2,695.63	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
CA	1999	2005	Metro	100212	1581200978	Metro Early Reading Program Transitional Program Complete	$453.55	1999
CA	1999	2005	Metro	100183	1581200986	Metro Early Reading Program Transitional Program Little Readers	$276.43	1999
CA	1999	2005	Metro	100221	1581206526	Metro Early Reading Program Transitional Program Teacher’s Guide	$21.55	1999
CA	1999	2005	Sopris	34462	1570351783	Language! Course Syllabus and Advance Organizer (teacher’s traning course manual)	$4.50	1998
CA	1999	2005	Sopris	20538	1564970604	Language! DRP BookLink: Literature and Popular Titles (DOS software, two 3 1/2 inch diskettes)	$99.00	1996
CA	1999	2005	Sopris	20546	1564970612	Language! DRP BookLink: Literature and Popular Titles (Macintosh software, two 3 1/2 inch diskettes)	$99.00	1998
CA	1999	2005	Sopris	34315	1570350655	Language! Instructor’s Manual	$75.00	1995
CA	1999	2005	Sopris	30162	1570351619	Language! J & J Readers Coloring Book Pack of 10	$19.50	1998
CA	1999	2005	Sopris	30200	1570351821	Language! J & J Readers Kids Poster	$7.50	1992
CA	1999	2005	Sopris	32555	1570352755	Language! J & J Readers Level 1; Units 1-18 (consumable)	$49.00	1993
CA	1999	2005	Sopris	32598	1570352763	Language! J & J Readers Level 2; Units 19-36 (consumable)	$49.00	1993
CA	1999	2005	Sopris	32635	1570352771	Language! J & J Readers Level 3; Units 37-54 (consumable)	$49.00	1992
CA	1999	2005	Sopris	30293	1570351805	Language! J & J Readers Vocabulary Cards Level 1	$21.95	1992
CA	1999	2005	Sopris	30306	1570351813	Language! J & J Readers Vocabulary Cards Level 2	$21.95	1992
CA	1999	2005	Sopris	34227	1570351791	Language! Pocket Chart	$24.95	1998
CA	1999	2005	Sopris	20685	1570351406	Language! Practice instructor’s Manual	$25.00	1998
CA	1999	2005	Sopris	20618	1570351414	Language! Practice Student Workbook A	$5.25	1998
CA	1999	2005	Sopris	20626	1570351422	Language! Practice Student Workbook B	$5.25	1998
CA	1999	2005	Sopris	20634	1570351430	Language! Practice Student Workbook C	$5.25	1998
CA	1999	2005	Sopris	20642	1570351449	Language! Practice Student Workbook D	$5.25	1998
CA	1999	2005	Sopris	20651	1570351457	Language! Practice Student Workbook E	$5.25	1998

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
CA	1999	2005	Sopris	20669	1570351465	Language! Practice Student Workbook F	$5.25	1998
CA	1999	2005	Sopris	25486	1570354618	Language! Roots	$65.00	1998
CA	1999	2005	Sopris	22111	1570352313	Language! Second Edition Student Mastry Book A	$5.25	1995
CA	1999	2005	Sopris	22120	1570352321	Language! Second Edition Student Mastry Book B	$5.25	1995
CA	1999	2005	Sopris	22138	157035233X	Language! Second Edition Student Mastry Book C	$5.25	1995
CA	1999	2005	Sopris	22146	1570352348	Language! Second Edition Student Mastry Book D	$5.25	1995
CA	1999	2005	Sopris	22154	1570352356	Language! Second Edition Student Mastry Book E	$5.25	1995
CA	1999	2005	Sopris	22162	1570352364	Language! Second Edition Student Mastry Book F	$5.25	1995
CA	1999	2005	Sopris	22171	1570352372	Language! Second Edition Student Mastry Book G	$5.25	1995
CA	1999	2005	Sopris	22189	1570352380	Language! Second Edition Student Mastry Book H	$5.25	1995
CA	1999	2005	Sopris	22197	1570352399	Language! Second Edition Student Mastry Book I	$5.25	2000
CA	1999	2005	Sopris	34198	157035183X	Language! Sounds and Letters Cards	$25.00	1997
CA	1999	2005	Sopris	34420	1570351260	Language! Sounds and Letters for Readers and Spellers Book	$19.50	1997
CA	1999	2005	Sopris	34411	1570351767	Language! Sounds and Letters for Readers and Spellers CD-Rom software (Network version 1.0)	$695.00	1998
CA	1999	2005	Sopris	34411	1570351767	Language! Sounds and Letters for Readers and Spellers CD-Rom software (PC version 1.0)	$195.00	1998
CA	1999	2005	Sopris	34454	1570351775	Language! Sounds of Our Language Audiotape	$7.50	1998
CA	2002	2007	Sopris	23034	1570352097	Language! Categories	$52.97	1999
CA	2002	2007	Sopris	20520	1570353654	Language! DRP Book link: Literature and Popular Titles (CD-ROM)	$53.48	2000
CA	2002	2007	Sopris	23798	1570353832	Language! Games and Activities for Readers and Spellers	$147.13	2000

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
CA	2002	2007	Sopris	22509	1570352526	Language! Instructional Resource Guide for Teachers	$76.51	2000
CA	2002	2007	Sopris	32563	1570354359	Language! J & J Reader A	$21.40	2000
CA	2002	2007	Sopris	32571	1570354367	Language! J & J Reader B	$21.40	2000
CA	2002	2007	Sopris	32580	1570354375	Language! J & J Reader C	$21.40	2000
CA	2002	2007	Sopris	32601	1570354383	Language! J & J Reader D	$21.40	2000
CA	2002	2007	Sopris	32619	1570354391	Language! J & J Reader E	$21.40	2000
CA	2002	2007	Sopris	32627	1570354405	Language! J & J Reader F	$21.40	2000
CA	2002	2007	Sopris	32643	1570354413	Language! J & J Reader G	$21.40	2000
CA	2002	2007	Sopris	32651	1570354421	Language! J & J Reader H	$21.40	2000
CA	2002	2007	Sopris	32660	157035443X	Language! J & J Reader I	$21.40	2000
CA	2002	2007	Sopris	65365	403690653653	Language! J & J Readers Coloring Book	$2.30	1998
CA	2002	2007	Sopris	30162	1570351619	Language! J & J Readers Coloring Book Pack of 10	$22.95	1998
CA	2002	2007	Sopris	32678	1570353239	Language! J & J Readers Instructor’s Answer Guide	$11.77	2000
CA	2002	2007	Sopris	30200	1570351821	Language! J & J Readers Kids Poster	$9.36	1992
CA	2002	2007	Sopris	32555	1570352755	Language! J & J Readers Level 1; Units 1-18 (consumable)	$64.74	2000
CA	2002	2007	Sopris	32598	1570352763	Language! J & J Readers Level 2; Units 19-36 (consumable)	$64.74	2000
CA	2002	2007	Sopris	32635	1570352771	Language! J & J Readers Level 3; Units 37-54 (consumable)	$64.74	2000
CA	2002	2007	Sopris	30293	1570351805	Language! J & J Readers Vocabulary Cards Level 1	$34.13	2001
CA	2002	2007	Sopris	30306	1570351813	Language! J & J Readers Vocabulary Cards Level 2	$34.13	2001
CA	2002	2007	Sopris			Language! Level 1 Student Package Option	$105.40	2002
CA	2002	2007	Sopris			Language! Level 2 Student Package Option	$105.40	2002
CA	2002	2007	Sopris			Language! Level 3 Student Package Option	$113.42	2002
CA	2002	2007	Sopris			Language! Literacy Intervention Teacher Classroom Resources	$192.31	2002
CA	2002	2007	Sopris	34340	1570352070	Language! Morphemes for Meaning	$46.49	1999
CA	2002	2007	Sopris	34227	1570351791	Language! Pocket Chart	$41.20	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
CA	2002	2007	Sopris	20685	1570351406	Language! Practice Instructor’s Manual	$41.20	1998
CA	2002	2007	Sopris	20722	1570353670	Language! Practice Instructor’s Manual and Blackline Masters	$88.28	1999
CA	2002	2007	Sopris	20722	1570353670	Language! Practice Instructor’s Manual and Blackline Masters	$129.47	2000
CA	2002	2007	Sopris	20618	1570351414	Language! Practice Student Workbook A	$7.65	1998
CA	2002	2007	Sopris	20626	1570351422	Language! Practice Student Workbook B	$7.65	1998
CA	2002	2007	Sopris	20634	1570351430	Language! Practice Student Workbook C	$7.65	1998
CA	2002	2007	Sopris	20642	1570351449	Language! Practice Student Workbook D	$7.65	1998
CA	2002	2007	Sopris	20651	1570351457	Language! Practice Student Workbook E	$7.65	1998
CA	2002	2007	Sopris	20669	1570351465	Language! Practice Student Workbook F	$7.65	1998
CA	2002	2007	Sopris	20677	1570353662	Language! Practice Workbooks A-F	$45.90	1998
CA	2002	2007	Sopris	25486	1570354618	Language! Roots	$88.28	2001
CA	2002	2007	Sopris	22841	157035281X	Language! Second Edition Elementary School Training Kit	$547.26	2000
CA	2002	2007	Sopris	22517	1570352283	Language! Second Edition Instructor’s Manual Level 1	$64.74	2001
CA	2002	2007	Sopris	22525	1570352291	Language! Second Edition Instructor’s Manual Level 2	$64.74	2001
CA	2002	2007	Sopris	22533	1570352305	Language! Second Edition Instructor’s Manual Level 3	$64.74	2001
CA	2002	2007	Sopris	22867	1570352895	Language! Second Edition Middle/High School Training Kit	$609.69	2000
CA	2002	2007	Sopris	22111	1570352313	Language! Second Edition Student Mastry Book A	$7.65	2001
CA	2002	2007	Sopris	22120	1570352321	Language! Second Edition Student Mastry Book B	$7.65	2001
CA	2002	2007	Sopris	22138	157035233X	Language! Second Edition Student Mastry Book C	$7.65	2001
CA	2002	2007	Sopris	22146	1570352348	Language! Second Edition Student Mastry Book D	$7.65	2001
CA	2002	2007	Sopris	22154	1570352356	Language! Second Edition Student Mastry Book E	$7.65	2001

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
CA	2002	2007	Sopris	22162	1570352364	Language! Second Edition Student Mastry Book F	$7.65	2001
CA	2002	2007	Sopris	22171	1570352372	Language! Second Edition Student Mastry Book G	$7.65	2001
CA	2002	2007	Sopris	22189	1570352380	Language! Second Edition Student Mastry Book H	$7.65	2001
CA	2002	2007	Sopris	22197	1570352399	Language! Second Edition Student Mastry Book I	$7.65	2001
CA	2002	2007	Sopris	24125	1570352569	Language! Sort It!	$69.44	2000
CA	2002	2007	Sopris	34198	157035183X	Language! Sounds and Letters Cards	$31.03	1997
CA	2002	2007	Sopris	34420	1570351260	Language! Sounds and Letters for Readers and Spellers Book	$28.84	1997
CA	2002	2007	Sopris	34454	1570351775	Language! Sounds of Our Language Audiotape	$8.83	1998
CA	2002	2007	Sopris	25283	157035460X	Language! Speaking and Listening to the English Language Book	$48.15	2001
CA	2002	2007	Sopris	25291	1570354790	Language! Speaking and Listening to the English Language Book and Card Set	$187.25	2001
CA	2002	2007	Sopris	25267	1570354782	Language! Speaking and Listening to the English Language Card Set	$160.50	2001
CA	2002	2007	Sopris	22701	1570353441	Language! Student Mastry Book A Teacher’s Answer Guide	$11.77	2001
CA	2002	2007	Sopris	22710	157035345X	Language! Student Mastry Book B Teacher’s Answer Guide	$11.77	2001
CA	2002	2007	Sopris	22728	1570353468	Language! Student Mastry Book C Teacher’s Answer Guide	$11.77	2001
CA	2002	2007	Sopris	22736	1570353549	Language! Student Mastry Book D Teacher’s Answer Guide	$11.77	2001
CA	2002	2007	Sopris	22744	1570353557	Language! Student Mastry Book E Teacher’s Answer Guide	$11.77	2001
CA	2002	2007	Sopris	22752	1570353565	Language! Student Mastry Book F Teacher’s Answer Guide	$11.77	2001
CA	2002	2007	Sopris	22761	1570353573	Language! Student Mastry Book G Teacher’s Answer Guide	$11.77	2001

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
CA	2002	2007	Sopris	22779	1570353581	Language! Student Mastry Book H Teacher’s Answer Guide	$11.77	2001
CA	2002	2007	Sopris	22787	157035359X	Language! Student Mastry Book I Teacher’s Answer Guide	$11.77	2001
CA	2002	2007	Sopris	22656	157035474X	Language! Summative Tests Book F	$17.66	2001
CA	2002	2007	Sopris	22912	1570354634	Language! Summative Tests D-F Teacher’s Edition	$14.71	2001
CA	2002	2007	Sopris	22921	1570354642	Language! Summative Tests G-l Teacher’s Edition	$14.71	2001
CA	2002	2007	Sopris	22605	1570354693	Language! Summative Tests Level 1 Book A Individual Student Test Booklet	$17.66	2001
CA	2002	2007	Sopris	22613	1570354707	Language! Summative Tests Level 1 Book B Individual Student Test Booklet	$17.66	2001
CA	2002	2007	Sopris	22621	1570354715	Language! Summative Tests Level 1 Book C Individual Student Test Booklet	$17.66	2001
CA	2002	2007	Sopris	22630	1570354723	Language! Summative Tests Level 2 Book D Individual Student Test Booklet	$17.66	2001
CA	2002	2007	Sopris	22648	1570354731	Language! Summative Tests Level 2 Book E Individual Student Test Booklet	$17.66	2001
CA	2002	2007	Sopris	22664	1570354758	Language! Summative Tests Level 3 Book G Individual Student Test Booklet	$17.66	2001
CA	2002	2007	Sopris	22672	1570354766	Language! Summative Tests Level 3 Book H Individual Student Test Booklet	$17.66	2001
CA	2002	2007	Sopris	22681	1570354774	Language! Summative Tests Level 3 Book I Individual Student Test Booklet	$17.66	2001
CA	2002	2007	Sopris	22904	1570354626	Language! Summative Tests Level A-C Teacher’s Edition	$14.71	2001
CA	2002	2007	Sopris	22808	1570353182	Language! Syllabus	$16.05	2000
CA	2005	2008	Sopris	133495	1593185677	Training Kit/Teacher Resouce Kit	$1,089.00	2004	$87.12	$1,176.12
CA	2005	2008	Sopris	70447	1593184379	Teacher Set Book A	$270.00	2004	$21.60	$291.60
CA	2005	2008	Sopris	70771	1593184263	Student Set Book A	$47.49	2004	$3.80	$51.29
CA	2005	2008	Sopris	70287	1593182627	Student Text Book A	$29.95	2004	$2.40	$32.35
CA	2005	2008	Sopris	70295	1593182643	Interactive Text Book A	$12.49	2004	$1.00	$13.49
CA	2005	2008	Sopris	71044	1593183127	eReader CD ROM Book A	$69.00	2004	$5.52	$74.52

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
CA	2005	2008	Sopris	70316	1593183097	Instructional Planning Tool CD ROM Book A	$50.95	2004	$4.08	$55.03
CA	2005	2008	Sopris	70324	1593182945	Assessment: Content Mastery Book A	$3.95	2004	$0.32	$4.27
CA	2005	2008	Sopris	70332	1570355401	Assessment: Summative Tests and Progress Indicators Book A	$1.95	2004	$0.16	$2.11
CA	2005	2008	Sopris	70455	1593184387	Teacher Set Book B	$270.00	2004	$21.60	$291.60
CA	2005	2008	Sopris	70789	1593184328	Student Set Book B	$47.49	2004	$3.80	$51.29
CA	2005	2008	Sopris	70851	1593183208	Student Text Book B	$29.95	2004	$2.40	$32.35
CA	2005	2008	Sopris	70877	1593183224	Interactive Text Book B	$12.49	2004	$1.00	$13.49
CA	2005	2008	Sopris	71052	1593184891	eReader CD ROM Book B	$69.00	2004	$5.52	$74.52
CA	2005	2008	Sopris	104791	1593183100	Instructional Planning Tool CD ROM Book B	$50.95	2004	$4.08	$55.03
CA	2005	2008	Sopris	70893	1593182953	Assessment: Content Mastery Book B	$3.95	2004	$0.32	$4.27
CA	2005	2008	Sopris	70914	157035541X	Assessment: Summative Tests and Progress Indicators Book B	$1.95	2004	$0.16	$2.11
CA	2005	2008	Sopris	70463	1593184395	Teacher Set Book C	$270.00	2004	$21.60	$291.60
CA	2005	2008	Sopris	70797	1593184336	Student Set Book C	$47.49	2004	$3.80	$51.29
CA	2005	2008	Sopris	70869	1593183216	Student Text Book C	$29.95	2004	$2.40	$32.35
CA	2005	2008	Sopris	70885	1593183232	Interactive Text Book C	$12.49	2004	$1.00	$13.49
CA	2005	2008	Sopris	104758	1593184905	eReader CD ROM Book C	$69.00	2004	$5.52	$74.52
CA	2005	2008	Sopris	104803	1593183119	Instructional Planning Tool CD ROM Book C	$50.95	2004	$4.08	$55.03
CA	2005	2008	Sopris	70906	1593182961	Assessment: Content Mastery Book C	$3.95	2004	$0.32	$4.27
CA	2005	2008	Sopris	70922	1570355428	Assessment: Summative Tests and Progress Indicators Book C	$1.95	2004	$0.16	$2.11
CA	2005	2008	Sopris	103350	1593184409	Teacher Set Book D	$270.00	2004	$21.60	$291.60
CA	2005	2008	Sopris	103368	1593184344	Student Set Book D	$47.49	2004	$3.80	$51.29
CA	2005	2008	Sopris	104820	1593183712	Student Text Book D	$29.95	2004	$2.40	$32.35
CA	2005	2008	Sopris	104838	1593183720	Interactive Text Book D	$12.49	2004	$1.00	$13.49
CA	2005	2008	Sopris	104766	1593184913	eReader CD ROM Book D	$69.00	2004	$5.52	$74.52
CA	2005	2008	Sopris	104811	1593185553	Instructional Planning Tool CD ROM Book D	$50.95	2004	$4.08	$55.03
CA	2005	2008	Sopris	104846	159318297X	Assessment: Content Mastery Book D	$3.95	2004	$0.32	$4.27
CA	2005	2008	Sopris	104854	159318381X	Assessment: Summative Tests and Progress Indicators Book D	$1.95	2004	$0.16	$2.11
CA	2005	2008	Sopris	71116	1593183151	Speaking and Listening to the English Language Book and Card Set	$249.49	2001	$19.96	$269.45
CA	2005	2008	Sopris	70391	1570355479	Student Placement Booklet	$3.95	2004	$0.32	$4.27

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
CA	2005	2008	Sopris	70383	1570355462	Teacher Placement Guide Book	$14.49	2004	$1.16	$15.65
CA	2005	2008	Sopris	70439	1593183070	Sortegories CD ROM Books A-C	$58.49	2004	$4.68	$63.17
CA	2005	2008	Sopris	116097	1593185596	Sortegories CD ROM Book D	$20.00	2004	$1.60	$21.60
CA	2005	2008	Sopris	71028	1570355487	Letter Cards Books A-C	$32.50	2004	$2.60	$35.10
CA	2005	2008	Sopris	116100	159318560X	Letter Cards Book D	$11.00	2004	$0.88	$11.88
CA	2005	2008	Sopris	70308	1593183089	Words for Teachers CD ROM Books A-C	$50.95	2004	$4.08	$55.03
CA	2005	2008	Sopris	116118	1593185618	Words for Teachers CD ROM Book D	$17.00	2004	$1.36	$18.36
CA	2005	2008	Sopris	71036	1570355495	Morpheme for Meaning Cards Books A-C	$32.50	2004	$2.60	$35.10
CA	2005	2008	Sopris	116126	1593185626	Morpheme for Meaning Cards Book D	$11.00	2004	$0.88	$11.88
CA	2005	2008	Sopris	70341	1593183925	Transparencies and Templates Books A-C	$26.50	2004	$2.12	$28.62
CA	2005	2008	Sopris	116134	1593185634	Transparencies and Templates Book D	$5.50	2004	$0.44	$5.94
CA	2005	2008	Sopris	70412	422590704128	Online Assessment System (One-year Subscription per User)	$69.00	2004	$5.52	$74.52
CA	2005	2008	Sopris	20520	1570353654	Degrees of Reading Power (DRP) BookLink Version 8.08	$99.00	2004	$7.92	$106.92
GA	2005	2011	Metro	73437	1588306267	Metro Nonfiction Bookbag A Place Called Heartbreak Student Kit	$149.95	2001
GA	2005	2011	Metro	73411	158830230X	Metro Nonfiction Bookbag A Place Called Heartbreak Teacher’s Guide	$9.95	2001
GA	2005	2011	Metro	74333	1588306151	Metro Nonfiction Bookbag All for the Better Student Kit	$149.95	2001
GA	2005	2011	Metro	74421	1588302253	Metro Nonfiction Bookbag All for the Better Teacher’s Guide	$9.95	2001
GA	2005	2011	Metro	76814	158830616X	Metro Nonfiction Bookbag Building a Dream Student Kit	$149.95	2001
GA	2005	2011	Metro	76777	1588302261	Metro Nonfiction Bookbag Building a Dream Teacher’s Guide	$9.95	2001
GA	2005	2011	Metro	78959	1588306216	Metro Nonfiction Bookbag Days of Courage Student Kit	$149.95	2001
GA	2005	2011	Metro	78895	158830227X	Metro Nonfiction Bookbag Days of Courage Teacher’s Guide	$9.95	2001
GA	2005	2011	Metro	85526	1588306224	Metro Nonfiction Bookbag La Causa Student Kit	$149.95	2001
GA	2005	2011	Metro	91408	1588306259	Metro Nonfiction Bookbag Osceola Student Kit	$149.95	2001

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
GA	2005	2011	Metro	91336	1588302296	Metro Nonfiction Bookbag Osceola Teacher’s Guide	$9.95	2001
GA	2005	2011	Metro	97893	1588306178	Metro Nonfiction Bookbag Tales from the Underground Railroad Student Kit	$149.95	2001
GA	2005	2011	Metro	97842	1588302318	Metro Nonfiction Bookbag Tales from the Underground Railroad Teacher’s Guide	$9.95	2001
GA	2005	2011	Metro	99320	1588306186	Metro Nonfiction Bookbag The Tenement Writer Student Kit	$149.95	2001
GA	2005	2011	Metro	99258	1588302326	Metro Nonfiction Bookbag The Tenement Writer Teacher’s Guide	$9.95	2001
GA	2005	2011	Metro	99493	1588306208	Metro Nonfiction Bookbag These Lands Are Ours Student Kit	$149.95	2001
GA	2005	2011	Metro	99485	1588302334	Metro Nonfiction Bookbag These Lands Are Ours Teacher’s Guide	$9.95	2001
GA	2005	2011	Metro	99629	1588306232	Metro Nonfiction Bookbag They Shall Be Heard Student Kit	$149.95	2001
GA	2005	2011	Metro	99565	1588302342	Metro Nonfiction Bookbag They Shall Be Heard Teacher’s Guide	$9.95	2001
GA	2005	2011	Metro	101371	1588306194	Metro Nonfiction Bookbag Walking for Freedom Student Kit	$149.95	2001
GA	2005	2011	Metro	101320	1588302350	Metro Nonfiction Bookbag Walking for Freedom Teacher’s Guide	$9.95	2001
GA	2005	2011	Metro	101805	1588306240	Metro Nonfiction Bookbag When Justice Failed Student Kit	$149.95	2001
GA	2005	2011	Metro	101792	1588302369	Metro Nonfiction Bookbag When Justice Failed Teacher’s Guide	$9.95	2001
GA	2005	2011	Metro	95302	1588309231	Metro Social Studies — Living and Working Together Grade 1 Complete Program	$369.95	2000
GA	2005	2011	Metro	95206	158830924X	Metro Social Studies — Living and Working Together Grade 2 Complete Program	$369.95	2000
GA	2005	2011	Metro	95281	1588303071	Metro Social Studies — Living and Working Together Kindergarten Audiocasette Collection of Big Books	$39.95	2000

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
GA	2005	2011	Metro	95290	1588309223	Metro Social Studies — Living and Working Together kindergarten Complete Program	$312.95	2000
GA	2005	2011	Sopris	25890	1570350736	Basic Skill Builders: Map Skills	$10.00	1995
GA	2005	2011	Sopris	25865	1570350485	Basic Skill Builders: Program Handbook	$15.00	1995
GA	2005	2011	Sopris	20298	1570354499	Stop & Think Social Skills 2-3 Class Set	$125.00	2001
GA	2005	2011	Sopris	20301	1570354464	Stop & Think Social Skills 4-5 Class Set	$125.00	2001
GA	2005	2011	Sopris	20335	41029030608	Stop & Think Social Skills 6-8 Class Set	$125.00	2001
GA	2005	2011	Sopris	20343	41029031618	Stop & Think Social Skills PreK-1 Class Set	$125.00	2001
ID	2000	2006	Sopris	28724	1570353204	Read Well Alphabet and Picture Wall Cards Plain Text	$32.95	2000	* Adoption Contract C
ID	2000	2006	Sopris	28732	1570352674	Read Well Alphabet and Picture Wall Cards Slanted Text	$32.95	2000
ID	2000	2006	Sopris	37381	1570352461	Read Well Alphabet Rhyme Posters	$34.95	1998
ID	2000	2006	Sopris	36994	1570351899	Read Well Big Book Units 1-3	$21.95	1998
ID	2000	2006	Sopris	37006	1570353212	Read Well Big Book Units 4-6	$21.95	1998
ID	2000	2006	Sopris	37153	1570351651	Read Well Comprehension and Skill Blackline Masters Plain Text	$49.95	1998
ID	2000	2006	Sopris	37161	1570352496	Read Well Comprehension and Skill Blackline Masters Slanted Text	$49.95	1998
ID	2000	2006	Sopris	37532	1570352127	Read Well Comprehension and Skill Workbook 1 Plain Text	$4.75	1998
ID	2000	2006	Sopris	37559	1570352135	Read Well Comprehension and Skill Workbook 2 Plain Text	$4.75	1998
ID	2000	2006	Sopris	37575	1570352143	Read Well Comprehension and Skill Workbook 3 Plain Text	$4.75	1998
ID	2000	2006	Sopris	37541	1570352208	Read Well Comprehension and Skill Workbook Units 1-10 Slanted Text	$4.75	1998
ID	2000	2006	Sopris	37567	1570352216	Read Well Comprehension and Skill Workbook Units 11-25 Slanted Text	$4.75	1998
ID	2000	2006	Sopris	37583	1570352224	Read Well Comprehension and Skill Workbook Units 26-38 Slanted Text	$4.75	1998
ID	2000	2006	Sopris	37305	1570351864	Read Well Enlarged Format Decoding Folders Plain Text	$14.95	1998

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
ID	2000	2006	Sopris	37313	1570352240	Read Well Enlarged Format Decoding Folders Slanted Text	$14.95	1998
ID	2000	2006	Sopris	37276	1570352607	Read Well Homework and Extra Practice Blackline Masters	$45.95	1998
ID	2000	2006	Sopris	37321	1570356009	Read Well Notebook 1 Plain Text	$75.30	1998
ID	2000	2006	Sopris	37348	1570356017	Read Well Notebook 2 Plain Text	$75.30	1998
ID	2000	2006	Sopris	37356	1570358168	Read Well Notebook 2 Slanted Text	$75.30	1998
ID	2000	2006	Sopris	37364	1570356025	Read Well Notebook 3 Plain Text	$75.30	1998
ID	2000	2006	Sopris	37372	1570358176	Read Well Notebook 3 Slanted Text	$75.30	1998
ID	2000	2006	Sopris	37129	1570352887	Read Well Pocket Chart	$31.75	1998
ID	2000	2006	Sopris	37196	1570353360	Read Well Sound and Tricky Word Flash Cards	$15.00	1998
ID	2000	2006	Sopris	37217	409390604162	Read Well Student Decoding Folders Plain Text	$37.95	1998
ID	2000	2006	Sopris	37225	409390604193	Read Well Student Decoding Folders Slanted Text	$37.95	1998
ID	2000	2006	Sopris	37401	1570351589	Read Well Student Storybook Set	$55.90	1998
ID	2000	2006	Sopris	37330	157035815X	Read Well Teacher’s Edition Notebook 1 Slanted Text	$75.30	1998
ID	2000	2006	Sopris	25540	1570358230	Spellography Introductory Classroom Set	$185.00	2003
ID	2000	2006	Sopris	25558	1593180969	Spellography Modified Classroom Set	$299.00	2003
ID	2000	2006	Sopris	25603	1570358265	Spellography Student Workbook A Set of 5	$35.00	2003
ID	2000	2006	Sopris	25611	1570358273	Spellography Student Workbook B Set of 5	$35.00	2003
ID	2000	2006	Sopris	25620	1570358281	Spellography Student Workbook C Set of 5	$35.00	2003
ID	2000	2006	Sopris	25662	1570356076	Spellography Teacher Answer Guide A	$20.00	2003
ID	2000	2006	Sopris	25671	1570356084	Spellography Teacher Answer Guide B	$20.00	2003
ID	2000	2006	Sopris	25689	1570356092	SpelIography Teacher Answer Guide C	$20.00	2003
ID	2000	2006	Sopris	25591	1570354839	SpelIography Teacher’s Resource Guide	$25.00	2001
ID	2000	2006	Sopris	23333	1570352666	Step Up To Writing 101 Reproducibles for Beginning Writers, Spanish	$19.00	2000
ID	2000	2006	Sopris	23317	41269192005	Step Up To Writing Elementary School Set	$187.00	2003
ID	2000	2006	Sopris	23131	1570352577	Step Up To Writing Handy Pages Level 1 Pack of 10	$25.00	1999
ID	2000	2006	Sopris	23149	1570352178	Step Up To Writing Handy Pages Level 2 Pack of 10	$25.00	1999
ID	2000	2006	Sopris	29858	1570359245	Step Up To Writing Primary Steps Poster Set	$38.00	2003

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
ID	2000	2006	Sopris	23296	157035524X	Step Up To Writing Second Edition Classroom Reproducibles	$24.50	2003
ID	2000	2006	Sopris	23190	1570355142	Step Up To Writing Second Edition Overhead Masters for Transparencies and Student Handouts	$36.00	2003
ID	2000	2006	Sopris	23270	41269161502	Step Up To Writing Second Edition Poster Set	$36.00	2003
ID	2000	2006	Sopris	29719	1570359253	Step Up To Writing Second Edition Primary Set	$140.00	2004
ID	2000	2006	Sopris	29701	1570358109	Step Up To Writing Second Edition Primary Steps Reproducibles	$33.00	2003
ID	2000	2006	Sopris	23325	41269190519	Step Up To Writing Second Edition Secondary Set	$197.00	2003
ID	2004	2009	Sopris	22816	1570356033	Language! 4th Edition Syllabus and Advance Organizer	$19.25	2003
ID	2004	2009	Sopris	23034	1570352097	Language! Categories	$49.50	1999
ID	2004	2009	Sopris	22331	1570352917	Language! Classroom Set for 20 Students, Level 2	$1,639.00	2001
ID	2004	2009	Sopris	22357	1570352925	Language! Classroom Set for 20 Students, Level 3	$1,639.00	2001
ID	2004	2009	Sopris	20520	1570353654	Language! DRP Booklink: Literature and Popular Titles (CD-ROM)	$99.00	2000
ID	2004	2009	Sopris	23798	1570353832	Language! Games and Activities for Readers and Spellers	$137.50	2000
ID	2004	2009	Sopris	22509	1570352526	Language! Instructional Resource Guide for Teachers	$71.50	2000
ID	2004	2009	Sopris	30162	1570351619	Language! J & J Readers Coloring Book Pack of 10	$21.45	1998
ID	2004	2009	Sopris	32678	1570353239	Language! J & J Readers Instructor’s Answer Guide	$11.00	2000
ID	2004	2009	Sopris	30200	1570351821	Language! J & J Readers Kids Poster	$8.75	1992
ID	2004	2009	Sopris	32555	1570352755	Language! J & J Readers Level 1; Units 1-18 (consumable)	$60.50	2000
ID	2004	2009	Sopris	32598	1570352763	Language! J & J Readers Level 2; Units 19-36 (consumable)	$60.50	2000

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
ID	2004	2009	Sopris	32635	1570352771	Language! J & J Readers Level 3; Units 37-54 (consumable)	$60.50	2000
ID	2004	2009	Sopris	30293	1570351805	Language! J & J Readers Vocabulary Cards Level 1	$31.90	2001
ID	2004	2009	Sopris	30306	1570351813	Language! J & J Readers Vocabulary Cards Level 2	$31.90	2001
ID	2004	2009	Sopris	34340	1570352070	Language! Morphemes for Learning	$43.45	1999
ID	2004	2009	Sopris	24256	413992009126	Language! Plastic Tiles	$7.15	2002
ID	2004	2009	Sopris	34227	1570351791	Language! Pocket Chart	$38.50	1999
ID	2004	2009	Sopris	20685	1570351406	Language! Practice Instructor’s Manual	$38.50	1998
ID	2004	2009	Sopris	20722	1570353670	Language! Practice Instructor’s Manual and Workbook Blackline Masters	$121.00	2000
ID	2004	2009	Sopris	20618	1570351414	Language! Practice Student Workbook A	$7.15	1998
ID	2004	2009	Sopris	20626	1570351422	Language! Practice Student Workbook B	$7.15	1998
ID	2004	2009	Sopris	20634	1570351430	Language! Practice Student Workbook C	$7.15	1998
ID	2004	2009	Sopris	20642	1570351449	Language! Practice Student Workbook D	$7.15	1998
ID	2004	20.09	Sopris	20651	1570351457	Language! Practice Student Workbook E	$7.15	1998
ID	2004	2009	Sopris	20669	1570351465	Language! Practice Student Workbook F	$7.15	1998
ID	2004	2009	Sopris	20693	157035250X	Language! Practice Workbook Blackline Masters	$82.50	1999
ID	2004	2009	Sopris	20677	1570353662	Language! Practice Workbooks A-F	$42.90	1998
ID	2004	2009	Sopris	25486	1570354618	Language! Roots	$82.50	2001
ID	2004	2009	Sopris	22314	1570322909	Language! Second Edition Classroom Set for 20 Students, Level 1	$1,639.00	2001
ID	2004	2009	Sopris	22841	157035289X	Language! Second Edition Elementary School Training Kit	$434.50	2001
ID	2004	2009	Sopris	22517	1570352283	Language! Second Edition Instructor’s Manual Level 1	$60.50	2000
ID	2004	2009	Sopris	22525	1570352291	Language! Second Edition Instructor’s Manual Level 2	$60.50	2000
ID	2004	2009	Sopris	22533	1570352305	Language! Second Edition Instructor’s Manual Level 3	$60.50	2000
ID	2004	2009	Sopris	22867	1570352895	Language! Second Edition Middle/High School Training Kit	$576.95	2001

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
ID	2004	2009	Sopris	22111	1570352313	Language! Second Edition Student Mastry Book A	$7.15	2000
ID	2004	2009	Sopris	22120	1570352321	Language! Second Edition Student Mastry Book B	$7.15	2000
ID	2004	2009	Sopris	22138	157035233X	Language! Second Edition Student Mastry Book C	$7.15	2000
ID	2004	2009	Sopris	22146	1570352348	Language! Second Edition Student Mastry Book D	$7.15	2000
ID	2004	2009	Sopris	22154	1570352356	Language! Second Edition Student Mastry Book E	$7.15	2000
ID	2004	2009	Sopris	22162	1570352364	Language! Second Edition Student Mastry Book F	$7.15	2000
ID	2004	2009	Sopris	22171	1570352372	Language! Second Edition Student Mastry Book G	$7.15	2000
ID	2004	2009	Sopris	22189	1570352380	Language! Second Edition Student Mastry Book H	$7.15	2000
ID	2004	2009	Sopris	22197	1570352399	Language! Second Edition Student Mastry Book I	$7.15	2000
ID	2004	2009	Sopris	22200	1570352968	Language! Second Edition Student Mastry Book Set	$64.35	2000
ID	2004	2009	Sopris	22445	1570352933	Language! Small Group Set for 5 Students Level 1	$409.75	2001
ID	2004	2009	Sopris	22461	1570352941	Language! Small Group Set for 5 Students Level 2	$409.75	2001
ID	2004	2009	Sopris	22488	157035295X	Language! Small Group Set for 5 Students, Level 3	$409.75	2001
ID	2004	2009	Sopris	24125	1570352569	Language! Sort It!	$64.90	2000
ID	2004	2009	Sopris	34198	157035183X	Language! Sounds and Letters Cards	$31.90	1997
ID	2004	2009	Sopris	34420	1570351260	Language! Sounds and Letters for Readers and Spellers Book	$26.95	1997
ID	2004	2009	Sopris	34454	1570351775	Language! Sounds of Our Language Audiotape	$8.25	1998
ID	2004	2009	Sopris	25291	1570354790	Language! Speaking and Listening to the English Language Book and Card Set	$192.50	2001

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
ID	2004	2009	Sopris	25267	1570354782	Language! Speaking and Listening to the English Language Card Set	$165.00	2001
ID	2004	2009	Sopris	25283	157035460X	Language! Speaking and Listening to the English Language Manual	$49.50	2001
ID	2004	2009	Sopris	22701	1570353441	Language! Student Mastry Book A Teacher’s Answer Guide	$11.00	2001
ID	2004	2009	Sopris	22710	157035345X	Language! Student Mastry Book B Teacher’s Answer Guide	$11.00	2001
ID	2004	2009	Sopris	22728	1570353468	Language! Student Mastry Book C Teacher’s Answer Guide	$11.00	2001
ID	2004	2009	Sopris	22736	1570353549	Language! Student Mastry Book D Teacher’s Answer Guide	$11.00	2001
ID	2004	2009	Sopris	22744	1570353557	Language! Student Mastry Book E Teacher’s Answer Guide	$11.00	2001
ID	2004	2009	Sopris	22752	1570353565	Language! Student Mastry Book F Teacher’s Answer Guide	$11.00	2001
ID	2004	2009	Sopris	22761	1570353573	Language! Student Mastry Book G Teacher’s Answer Guide	$11.00	2001
ID	2004	2009	Sopris	22779	1570353581	Language! Student Mastry Book H Teacher’s Answer Guide	$11.00	2001
ID	2004	2009	Sopris	22787	157035359X	Language! Student Mastry Book I Teacher’s Answer Guide	$11.00	2001
ID	2004	2009	Sopris	22605	1570354693	Language! Summative Tests Level 1 Book A Individual Student Test Booklet	$16.50	2001
ID	2004	2009	Sopris	22613	1570354707	Language! Summative Tests Level 1 Book B Individual Student Test Booklet	$16.50	2001
ID	2004	2009	Sopris	22621	1570354715	Language! Summative Tests Level 1 Book C Individual Student Test Booklet	$16.50	2001
ID	2004	2009	Sopris	22630	1570354723	Language! Summative Tests Level 2 Book D Individual Student Test Booklet	$16.50	2001
ID	2004	2009	Sopris	22648	1570354731	Language! Summative Tests Level 2 Book E Individual Student Test Booklet	$16.50	2001
ID	2004	2009	Sopris	22664	1570354758	Language! Summative Tests Level 3 Book G Individual Student Test Booklet	$16.50	2001

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
ID	2004	2009	Sopris	22672	1570354766	Language! Summative Tests Level 3 Book H Individual Student Test Booklet	$16.50	2001
ID	2004	2009	Sopris	22681	1570354774	Language! Summative Tests Level 3 Book I Individual Student Test Booklet	$16.50	2001
ID	2004	2009	Sopris	22656	157035474X	Language! Summative Tests Student Edition F Pack of 20	$16.50	2001
ID	2004	2009	Sopris	22904	1570354626	Language! Summative Tests Teacher’s Edition Level 1	$13.75	2001
ID	2004	2009	Sopris	22912	1570354634	Language! Summative Tests Teacher’s Edition Level 2	$13.75	2001
ID	2004	2009	Sopris	22921	1570354642	Language! Summative Tests Teacher’s Edition Level 3	$13.75	2001
ID	2004	2009	Sopris	24037	1570358036	REWARDS Plus Application to Social Studies Student Book	$6.95	2003
ID	2004	2009	Sopris	24045	1570358044	REWARDS Plus Application to Social Studies Student Book Set of 10	$56.00	2003
ID	2004	2009	Sopris	24053	1570358024	REWARDS Plus Application to Social Studies Teacher’s Guide	$52.00	2003
ID	2004	2009	Sopris	24061	1570352720	REWARDS Student Book	$6.95	2000
ID	2004	2009	Sopris	24029	413691905200	REWARDS Student Book Set of 10	$56.00	2000
ID	2004	2009	Sopris	23974	1570352712	REWARDS Teacher’s Guide	$52.00	2000
ID	2004	2009	Sopris	27641	1570359121	You Can Be Algebra Ready Classroom Set Part 1	$185.00	2003
ID	2004	2009	Sopris	27668	1570359148	You Can Be Algebra Ready Classroom Set Part 1 and 2	$350.00	2003
ID	2004	2009	Sopris	27650	157035913X	You Can Be Algebra Ready Classroom Set Part 2	$185.00	2003
ID	2004	2009	Sopris	27588	1570359261	You Can Be Algebra Ready Student Books Part 1 Set of 10	$140.00	2003
ID	2004	2009	Sopris	27596	157035927X	You Can Be Algebra Ready Student Books Part 1 Set of 5	$75.00	2003
ID	2004	2009	Sopris	27609	1570359288	You Can Be Algebra Ready Student Books Part 2 Set of 10	$140.00	2003

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
ID	2004	2009	Sopris	27617	1570359296	You Can Be Algebra Ready Student Books Part 2 Set of 5	$75.00	2003
ID	2004	2009	Sopris	27705	1570359091	You Can Be Algebra Ready Teacher’s Guide Part 1	$69.00	2003
ID	2004	2009	Sopris	27713	1570359105	You Can Be Algebra Ready Teacher’s Guide Part 2	$69.00	2003
ID	2005	2010	Sopris	70421	1593184433	LANGUAGE! Edition Training Kit/Teacher Resource Kit	$975.00	2004
ID	2005	2010	Sopris	70447	1593184379	LANGUAGE! Edition Teacher Set Book A	$270.00	2004
ID	2005	2010	Sopris	70771	1593184263	LANGUAGE! 3rd Edition Student Set Book A	$47.49	2004
ID	2005	2010	Sopris	70261	1593182635	LANGUAGE! 3rd Edition Teacher Edition Volume 1 Book A	$61.49	2004
ID	2005	2010	Sopris	70279	1593183135	LANGUAGE! 3rd Edition Teacher Edition Volume 2 Book A	$61.49	2004
ID	2005	2010	Sopris	70287	1593182627	LANGUAGE! 3rd Edition Student Text Book A	$29.95	2004
ID	2005	2010	Sopris	70295	1593182643	LANGUAGE! 3rd Edition Interactive Text Book A	$12.49	2004
ID	2005	2010	Sopris	71044	1593183127	LANGUAGE! 3rd Edition eReader CD ROM Book A	$69.00	2004
ID	2005	2010	Sopris	70316	1593183097	LANGUAGE! 3rd Edition instructional Planning Tool CD ROM Book A	$50.95	2004
ID	2005	2010	Sopris	70324	1593182945	LANGUAGE! 3rd Edition Assessment: Content Mastery Book A	$3.95	2004
ID	2005	2010	Sopris	70332	1570355401	LANGUAGE! 3rd Edition Assessment: Summative Tests and Progress Indicators Book A	$1.95	2004
ID	2005	2010	Sopris	70404	1570355436	LANGUAGE! 3rd Edition Assessment: Teacher Edition Book A	$3.95	2004
ID	2005	2010	Sopris	70455	1593184387	LANGUAGE! 3rd Edition Teacher Set Book B	$270.00	2004
ID	2005	2010	Sopris	70789	1593184328	LANGUAGE! 3rd Edition Student Set Book B	$47.49	2004
ID	2005	2010	Sopris	109049	159318316X	LANGUAGE! 3rd Edition Teacher Edition Volume 1 Book B	$61.49	2004
ID	2005	2010	Sopris	109057	1593183178	LANGUAGE! 3rd Edition Teacher Edition Volume 2 Book B	$61.49	2004
ID	2005	2010	Sopris	70851	1593183208	LANGUAGE! 3rd Edition Student Text Book B	$29.95	2004

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
ID	2005	2010	Sopris	70877	1593183224	LANGUAGE! 3rd Edition Interactive Text Book B	$12.49	2004
ID	2005	2010	Sopris	71052	1593184891	LANGUAGE! 3rd Edition eReader CD ROM Book B	$69.00	2004
ID	2005	2010	Sopris	104791	1593183100	LANGUAGE! 3rd Edition Instructional Planning Tool CD ROM Book B	$50.95	2004
ID	2005	2010	Sopris	70893	1593182953	LANGUAGE! 3rd Edition Assessment: Content Mastery Book B	$3.95	2004
ID	2005	2010	Sopris	70914	157035541X	LANGUAGE! 3rd Edition Assessment: Summative Tests and Progress Indicators Book B	$1.95	2004
ID	2005	2010	Sopris	104862	1570355444	LANGUAGE! 3rd Edition Assessment: Teacher Edition Book B	$3.95	2004
ID	2005	2010	Sopris	70463	1593184395	LANGUAGE! 3rd Edition Teacher Set Book C	$270.00	2004
ID	2005	2010	Sopris	70797	1593184336	LANGUAGE! 3rd Edition Student Set Book C	$47.49	2004
ID	2005	2010	Sopris	115449	1593183186	LANGUAGE! 3rd Edition Teacher Edition Volume 1 Book C	$61.49	2004
ID	2005	2010	Sopris	115457	1593183194	LANGUAGE! 3rd Edition Teacher Edition Volume 2 Book C	$61.49	2004
ID	2005	2010	Sopris	70869	1593182316	LANGUAGE! 3rd Edition Student Text Book C	$29.95	2004
ID	2005	2010	Sopris	70885	1593183232	LANGUAGE! 3rd Edition Interactive Text Book C	$12.49	2004
ID	2005	2010	Sopris	104758	1593184905	LANGUAGE! 3rd Edition eReader CD ROM Book C	$69.00	2004
ID	2005	2010	Sopris	104803	1593183119	LANGUAGE! 3rd Edition Instructional Planning Tool CD ROM Book C	$50.95	2004
ID	2005	2010	Sopris	70906	1593182961	LANGUAGE! 3rd Edition Assessment: Content Mastery Book C	$3.95	2004
ID	2005	2010	Sopris	70922	1570355428	LANGUAGE! 3rd Edition Assessment: Summative Tests and Progress Indicators Book C	$1.95	2004
ID	2005	2010	Sopris	104871	1570355452	LANGUAGE! 3rd Edition Assessment: Teacher Edition Book C	$3.95	2004
ID	2005	2010	Sopris	50278	1570359385	Algebra 1 Rescue! Classroom Set for 10	$424.00	2003
ID	2005	2010	Sopris	50294	1570359377	Algebra 1 Rescue! Classroom Set for 25	$689.00	2003
ID	2005	2010	Sopris	50219	1570359326	Algebra 1 Rescue! Teacher’s Guide	$94.49	2003

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
ID	2005	2010	Sopris	50227	1570359334	Algebra 1 Rescue! Teacher’s Resource Manual	$73.49	2003
ID	2005	2010	Sopris	50235	1570359342	Algebra 1 Rescue! Teacher’s Solutions Book with Fluency CD-ROM and Activity CD-ROM	$104.95	2003
ID	2005	2010	Sopris	50260	1570359393	Algebra 1 Rescue! Student Books (set of 5)	$84.95	2003
IN	2001	2007	Metro	78107	1581201222	Metro Early Reading Program Kindergarten Complete Kit for 10 Students	$995.95	1999
IN	2001	2007	Metro	78271	1581206909	Metro Early Reading Program Kindergarten Complete Kit for 20 Students	$1,325.00	1999
IN	2001	2007	Metro	78115	1581206917	Metro Early Reading Program Level A Complete Program Kit for 20 Students	$850.00	1999
IN	2001	2007	Metro	85913	1581202814	Metro Early Reading Program Level A Complete Program Kit for 6 Students	$595.95	1999
IN	2001	2007	Metro	78131	1581206925	Metro Early Reading Program Level B Complete Program Kit for 20 Students	$850.00	1999
IN	2001	2007	Metro	86588	1581202822	Metro Early Reading Program Level B Complete Program Kit for 6 Students	$595.95	1999
IN	2001	2007	Metro	78174	1581206933	Metro Early Reading Program Level C Complete Program Kit for 20 Students	$850.00	1999
IN	2001	2007	Metro	86959	1581202830	Metro Early Reading Program Level C Complete Program Kit for 6 Students	$595.95	1999
IN	2001	2007	Metro	87311	1581202849	Metro Early Reading Program Level D Complete Program Kit for 6 Students	$649.95	1999
IN	2001	2007	Metro	78211	158120695X	Metro Early Reading Program Level D Comprehensive Kit for 20 Students	$879.95	1999
IN	2001	2007	Metro	78246	1581206968	Metro Early Reading Program Level E Complete Kit for 20 Students	$879.95	1999
IN	2001	2007	Metro	87661	1581202857	Metro Early Reading Program Level E Complete Program Kit for 6 Students	$649.95	1999
IN	2001	2007	Metro	78254	1581202369	Metro Early Reading Program Level F Complete Kit for 20 Students	$879.95	1999
IN	2001	2007	Metro	88014	1581202865	Metro Early Reading Program Level F Program Kit for 6 Students	$649.95	1999
IN	2001	2007	Metro	78123	1581206941	Metro Early Reading Program Levels A-C Complete Grade 1 Program for 20 Students	$2,495.00	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
IN	2001	2007	Metro	95169	1581202806	Metro Early Reading Program Levels A-C Complete Grade 1 Program for 6 Students	$1,699.95	1999
IN	2001	2007	Metro	95177	1581203268	Metro Early Reading Program Levels D-F Basic Program Kit	$1,949.85	1999
IN	2001	2007	Metro	78238	1581206976	Metro Early Reading Program Levels D-F Comprehensive Kits for 20 Students	$2,697.00	1999
MS	2004	2009	Sopris	22816	1570356033	Language! 4th Edition Syllabus and Advance Organizer	$19.25	2003
MS	2004	2009	Sopris	23034	1570352097	Language! Categories	$49.50	1999
MS	2004	2009	Sopris	20520	1570353654	Language! DRP Booklink: Literature and Popular Titles (CD-ROM)	$99.00	2000
MS	2004	2009	Sopris	23798	1570353832	Language! Games and Activities for Readers and Spellers	$137.50	2000
MS	2004	2009	Sopris	22509	1570352526	Language! Instructional Resource Guide for Teachers	$71.50	2000
MS	2004	2009	Sopris	30162	1570351619	Language! J & J Readers Coloring Book Pack of 10	$21.45	1998
MS	2004	2009	Sopris	32678	1570353239	Language! J & J Readers Instructor’s Answer Guide	$11.00	2000
MS	2004	2009	Sopris	30200	1570351821	Language! J & J Readers Kids Poster	$8.75	1992
MS	2004	2009	Sopris	32555	1570352755	Language! J & J Readers Level 1; Units 1-18 (consumable)	$60.50	1993
MS	2004	2009	Sopris	32598	1570352763	Language! J & J Readers Level 2; Units 19-36 (consumable)	$60.50	1993
MS	2004	2009	Sopris	32635	1570352771	Language! J & J Readers Level 3; Units 37-54 (consumable)	$60.50	1992
MS	2004	2009	Sopris	30293	1570351805	Language! J & J Readers Vocabulary Cards Level 1	$31.90	2001
MS	2004	2009	Sopris	30306	1570351813	Language! J & J Readers Vocabulary Cards Level 2	$31.90	2001
MS	2004	2009	Sopris	34340	1570352070	Language! Morphemes for Meaning	$43.45	1999
MS	2004	2009.	Sopris	24256	413992009126	Language! Plastic Tiles	$7.15	2002
MS	2004	2009	Sopris	34227	1570351791	Language! Pocket Chart	$38.50	1999
MS	2004	2009	Sopris	20685	1570351406	Language! Practice Instructor’s Manual	$38.50	1998

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
MS	2004	2009	Sopris	20722	1570353670	Language! Practice instructor’s Manual and Blackline Masters	$121.00	2000
MS	2004	2009	Sopris	20618	1570351414	Language! Practice Student Workbook A	$7.15	1998
MS	2004	2009	Sopris	20626	1570351422	Language! Practice Student Workbook B	$7.15	1998
MS	2004	2009	Sopris	20634	1570351430	Language! Practice Student Workbook C	$7.15	1998
MS	2004	2009	Sopris	20642	1570351449	Language! Practice Student Workbook D	$7.15	1998
MS	2004	2009	Sopris	20651	1570351457	Language! Practice Student Workbook E	$7.15	1998
MS	2004	2009	Sopris	20669	1570351465	Language! Practice Student Workbook F	$7.15	1998
MS	2004	2009	Sopris	20693	157035250X	Language! Practice Workbook Blackline Masters	$82.50	1999
MS	2004	2009	Sopris	20677	1570353662	Language! Practice Workbooks A-F	$42.90	1998
MS	2004	2009	Sopris	25486	1570354618	Language! Roots	$82.50	2001
MS	2004	2009	Sopris	22517	1570352283	Language! Second Edition Instructor’s Manual Level 1	$60.50	2000
MS	2004	2009	Sopris	22525	1570352291	Language! Second Edition Instructor’s Manual Level 2	$60.50	2000
MS	2004	2009	Sopris	22533	1570352305	Language! Second Edition Instructor’s Manual Level 3	$60.50	2000
MS	2004	2009	Sopris	22111	1570352313	Language! Second Edition Student Mastry Book A	$7.15	2000
MS	2004	2009	Sopris	22120	1570352321	Language! Second Edition. Student Mastry Book B	$7.15	2000
MS	2004	2009	Sopris	22138	157035233X	Language! Second Edition Student Mastry Book C	$7.15	2000
MS	2004	2009	Sopris	22146	1570352348	Language! Second Edition Student Mastry Book D	$7.15	2000
MS	2004	2009	Sopris	22154	1570352356	Language! Second Edition Student Mastry Book E	$7.15	2000
MS	2004	2009	Sopris	22162	1570352364	Language! Second Edition Student Mastry Book F	$7.15	2000
MS	2004	2009	Sopris	22171	1570352372	Language! Second Edition Student Mastry Book G	$7.15	2000
MS	2004	2009	Sopris	22189	1570352380	Language! Second Edition Student Mastry Book H	$7.15	2000

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
MS	2004	2009	Sopris	22197	1570352399	Language! Second Edition Student Mastry Book I	$7.15	2000
MS	2004	2009	Sopris	22200	1570352968	Language! Second Edition Student Mastry Book Set	$64.35	2000
MS	2004	2009	Sopris	24125	1570352569	Language! Sort ltl	$64.90	2000
MS	2004	2009	Sopris	34198	157035183X	Language! Sounds and Letters Cards	$31.90	1997
MS	2004	2009	Sopris	34420	1570351260	Language! Sounds and Letters for Readers and Spellers Book	$26.95	1997
MS	2004	2009	Sopris	34454	1570351775	Language! Sounds of Our Language Audiotape	$8.25	1998
MS	2004	2009	Sopris	25291	1570354790	Language! Speaking and Listening to the English Language Book and Card Set	$192.50	2001
MS	2004	2009	Sopris	25267	1570354782	Language! Speaking and Listening to the English Language Card Set	$165.00	2001
MS	2004	2009	Sopris	25283	157035460X	Language! Speaking and Listening to the English Language Manual	$49.50	2001
MS	2004	2009	Sopris	22701	1570353441	Language! Student Mastry Book A Teacher’s Answer Guide	$11.00	2001
MS	2004	2009	Sopris	22710	157035345X	Language! Student Mastry Book B Teacher’s Answer Guide	$11.00	2001
MS	2004	2009	Sopris	22728	1570353468	Language! Student Mastry Book C Teacher’s Answer Guide	$11.00	2001
MS	2004	2009	Sopris	22736	1570353549	Language! Student Mastry Book D Teacher’s Answer Guide	$11:00	2001
MS	2004	2009	Sopris	22744	1570353557	Language! Student Mastry Book E Teacher’s Answer Guide	$11.00	2001
MS	2004	2009	Sopris	22752	1570353565	Languages-Student Mastry Book F Teacher’s Answer Guide	$11.00	2001
MS	2004	2009	Sopris	22761	1570353573	Language! Student Mastry Book G Teacher’s Answer Guide	$11.00	2001
MS	2004	2009	Sopris	22779	1570353581	Language! Student Mastry Book H Teacher’s Answer Guide	$11.00	2001
MS	2004	2009	Sopris	22787	157035359X	Language! Student Mastry Book I Teacher’s Answer Guide	$11.00	2001

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
MS	2004	2009	Sopris	22605	1570354693	Language! Summative Tests Level 1 Book A Individual Student Test Booklet	$16.50	2001
MS	2004	2009	Sopris	22613	1570354707	Language! Summative Tests Level 1 Book B Individual Student Test Booklet	$16.50	2001
MS	2004	2009	Sopris	22621	1570354715	Language! Summative Tests Level 1 Book C Individual Student Test Booklet	$16.50	2001
MS	2004	2009	Sopris	22630	1570354723	Language! Summative Tests Level 2 Book D Individual Student Test Booklet	$16.50	2001
MS	2004	2009	Sopris	22648	1570354731	Language! Summative Tests Level 2 Book E Individual Student Test Booklet	$16.50	2001
MS	2004	2009	Sopris	22656	157035474X	Language! Summative Tests Level 2 Book F Individual Student Test Booklet	$16.50	2001
MS	2004	2009	Sopris	22664	1570354758	Language! Summative Tests Level 3 Book G Individual Student Test Booklet	$16.50	2001
MS	2004	2009	Sopris	22672	1570354766	Language! Summative Tests Level 3 Book H Individual Student Test Booklet	$16.50	2001
MS	2004	2009	Sopris	22681	1570354774	Language! Summative Tests Level 3 Book I Individual Student Test Booklet	$16.50	2001
MS	2004	2009	Sopris	22904	1570354626	Language! Summative Tests Teacher’s Edition Level 1	$13.75	2001
MS	2004	2009	Sopris	22912	1570354634	Language! Summative Tests Teacher’s Edition Level 2	$13.75	2001
MS	2004	2009	Sopris	22921	1570354642	Language! Summative Tests Teacher’s Edition Level 3	$13.75	2001
MS	2004	2009	Sopris	28724	1570353204	Read Well Alphabet and Picture Wall Cards Plain Text	$32.95	2000
MS	2004	2009	Sopris	28732	1570352674	Read Well Alphabet and Picture Wall Cards Slanted Text	$32.95	2000
MS	2004	2009	Sopris	37381	1570352461	Read Well Alphabet Rhyme Posters	$34.95	1998
MS	2004	2009	Sopris	36994	1570351899	Read Well Big Book Units 1-3	$21.95	1998
MS	2004	2009	Sopris	37006	1570353212	Read Well Big Book Units 4-6	$21.95	1998
MS	2004	2009	Sopris	37153	1570351651	Read Well Comprehension and Skill Blackline Masters Plain Text	$49.95	1998

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
MS	2004	2009	Sopris	37161	1570352496	Read Well Comprehension and Skill Blackline Masters Slanted Text	$49.95	1998
MS	2004	2009	Sopris	37532	1570352127	Read Well Comprehension and Skill Workbook 1 Plain Text	$4.75	1998
MS	2004	2009	Sopris	37559	1570352135	Read Well Comprehension and Skill Workbook 2 Plain Text	$4.75	1998
MS	2004	2009	Sopris	37575	1570352143	Read Well Comprehension and Skill Workbook 3 Plain Text	$4.75	1998
MS	2004	2009	Sopris	37541	1570352208	Read Well Comprehension and Skill Workbook Units 1-10 Slanted Text	$4.75	1998
MS	2004	2009	Sopris	37567	1570352216	Read Well Comprehension and Skill Workbook Units 11-25 Slanted Text	$4.75	1998
MS	2004	2009	Sopris	37583	1570352224	Read Well Comprehension and Skill Workbook Units 26-38 Slanted Text	$4.75	1998
MS	2004	2009	Sopris	37305	1570351864	Read Well Enlarged Format Decoding Folders Plain Text	$14.95	1998
MS	2004	2009	Sopris	37313	1570352240	Read Well Enlarged Format Decoding Folders Slanted Text	$14.95	1998
MS	2004	2009	Sopris	37276	1570352607	Read Well Homework and Extra Practice Blackline Masters	$45.95	1998
MS	2004	2009	Sopris	37321	1570356009	Read Well Notebook 1 Plain Text	$75.30	1998
MS	2004	2009	Sopris	37348	1570356017	Read Well Notebook 2 Plain Text	$75.30	1998
MS	2004	2009	Sopris	37356	1570358168	Read Well Notebook 2 Slanted Text	$75.30	1998
MS	2004	2009	Sopris	37364	1570356025	Read Well Notebook 3 Plain Text	$75.30	1998
MS	2004	2009	Sopris	37372	1570358176	Read Well Notebook 3 Slanted Text	$75.30	1998
MS	2004	2009	Sopris	37129	1570352887	Read Well Pocket Chart	$31.75	1998
MS	2004	2009	Sopris	37196	1570353360	Read Well Sound and Tricky Word Flash Cards	$15.00	1998
MS	2004	2009	Sopris	37217	409390604162	Read Well Student Decoding Folders Plain Text	$37.95	1998
MS	2004	2009	Sopris	37225	409390604193	Read Well Student Decoding Folders Slanted Text	$37.95	1998
MS	2004	2009	Sopris	37401	1570351589	Read Well Student Storybook Set	$55.90	1998
MS	2004	2009	Sopris	37330	157035815X	Read Well Teacher’s Edition Notebook 1 Slanted Text	$75.30	1998

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NC	2001	2006	Metro	75758	1581201877	Metro Early Reading Program Big Book Tote Bag	$11.18	1999	* Adoption Contract C
NC	2001	2006	Metro	100212	1581200978	Metro Early Reading Program Complete Transitional Program	$370.64	1999
NC	2001	2006	Metro	75547	1581200889	Metro Early Reading Program Kindergarten Assessment Teacher’s Guide	$4.63	1999
NC	2001	2006	Metro	74501	1581201028	Metro Early Reading Program Kindergarten Big Book Amazing Aunt Agatha	$27.10	1999
NC	2001	2006	Metro	76970	1581201079	Metro Early Reading Program Kindergarten Big Book Busy Toes	$27.10	1999
NC	2001	2006	Metro	78300	1581201135	Metro Early Reading Program Kindergarten Big Book Con Mi Hermano/With My Brother	$27.10	1999
NC	2001	2006	Metro	81664	1581201044	Metro Early Reading Program Kindergarten Big Book Feast for 10	$27.10	1999
NC	2001	2006	Metro	83344	1581201168	Metro Early Reading Program Kindergarten Big Book Growing Vegetable Soup	$27.10	1999
NC	2001	2006	Metro	84603	1581201095	Metro Early Reading Program Kindergarten Big Book I Had A Hippopatamus	$27.10	1999
NC	2001	2006	Metro	84671	1581201052	Metro Early Reading Program Kindergarten Big Book I’ll Catch The Moon	$27.10	1999
NC	2001	2006	Metro	85294	1581201109	Metro Early Reading Program Kindergarten Big Book Kente Colors	$27.10	1999
NC	2001	2006	Metro	88356	1581201192	Metro Early Reading Program Kindergarten Big Book Life With Max	$27.10	1999
NC	2001	2006	Metro	89877	1581201036	Metro Early Reading Program Kindergarten Big Book My Friends	$27.10	1999
NC	2001	2006	Metro	91176	1581201176	Metro Early Reading Program Kindergarten Big Book One Afternoon	$27.10	1999
NC	2001	2006	Metro	91272	158120115X	Metro Early Reading Program Kindergarten Big Book Oscar Asked Why	$27.10	1999
NC	2001	2006	Metro	92099	1581201125	Metro Early Reading Program Kindergarten Big Book Pet Show!	$27.10	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NC	2001	2006	Metro	93391	158120101X	Metro Early Reading Program Kindergarten Big Book Polar Bear, Polar Bear, What Do You Hear?	$27.10	1999
NC	2001	2006	Metro	94730	1581201141	Metro Early Reading Program Kindergarten Big Book Road Builders	$27.10	1999
NC	2001	2006	Metro	75707	1581201001	Metro Early Reading Program Kindergarten Big Book Super Pack	$464.25	1999
NC	2001	2006	Metro	75715	1581201214	Metro Early Reading Program Kindergarten Big Book Teacher’s Guide	$13.99	1999
NC	2001	2006	Metro	98271	1581201117	Metro Early Reading Program Kindergarten Big Book The Doorbell Rang	$27.10	1999
NC	2001	2006	Metro	98319	1581201184	Metro Early Reading Program Kindergarten Big Book The Fourth little Pig	$27.10	1999
NC	2001	2006	Metro	98440	1581201206	Metro Early Reading Program Kindergarten Big Book The Marvelous Toy	$27.10	1999
NC	2001	2006	Metro	99688	1581201060	Metro Early Reading Program Kindergarten Big Book They Thought They Saw Him	$27.10	1999
NC	2001	2006	Metro	99961	1581201087	Metro Early Reading Program Kindergarten Big Book Today is Monday	$27.10	1999
NC	2001	2006	Metro	78271	1581206909	Metro Early Reading Program Kindergarten Complete Kit for 20 Students	$1,240.33	1999
NC	2001	2006	Metro	78107	1581201222	Metro Early Reading Program Kindergarten for 10 Students	$932.30	1999
NC	2001	2006	Metro	85809	1581200862	Metro Early Reading Program Kindergarten Letter Cards	$13.99	1999
NC	2001	2006	Metro	77024	1581200048	Metro Early Reading Program Kindergarten Reader Can I Have Some?	$3.04	1999
NC	2001	2006	Metro	77032	1581200722	Metro Early Reading Program Kindergarten Reader Can I Have Some? 10 Pack	$28.03	1999
NC	2001	2006	Metro	79169	1581200021	Metro Early Reading Program Kindergarten Reader Do You Like Me?	$3.01	1999
NC	2001	2006	Metro	79177	1581200706	Metro Early Reading Program Kindergarten Reader Do You Like Me? 10 Pack	$28.03	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NC	2001	2006	Metro	79185	1581200056	Metro Early Reading Program Kindergarten Reader Down, Mop, Down!	$3.04	1999
NC	2001	2006	Metro	79193	1581200730	Metro Early Reading Program Kindergarten Reader Down, Mop, Down! 10 Pack	$28.03	1999
NC	2001	2006	Metro	84566	1581200005	Metro Early Reading Program Kindergarten Reader I Am Ben	$3.04	1999
NC	2001	2006	Metro	84558	1581200684	Metro Early Reading Program Kindergarten Reader I Am Ben 10 Pack	$28.03	1999
NC	2001	2006	Metro	85091	158120003X	Metro Early Reading Program Kindergarten Reader Is Boo With You?	$3.04	1999
NC	2001	2006	Metro	85104	1581200714	Metro Early Reading Program Kindergarten Reader Is Boo With You? 10 Pack	$28.03	1999
NC	2001	2006	Metro	85121	1581200013	Metro Early Reading Program Kindergarten Reader Is Tasha Up?	$3.04	1999
NC	2001	2006	Metro	85139	1581200692	Metro Early Reading Program Kindergarten Reader Is Tasha Up? 10 Pack	$28.03	1999
NC	2001	2006	Metro	85201	1581200064	Metro Early Reading Program Kindergarten Reader Just A Little	$3.04	1999
NC	2001	2006	Metro	85219	1581200749	Metro Early Reading Program Kindergarten Reader Just A Little 10 Pack	$28.03	1999
NC	2001	2006	Metro	101733	1581200072	Metro Early Reading Program Kindergarten Reader What Was That?	$3.04	1999
NC	2001	2006	Metro	101741	1581200757	Metro Early Reading Program Kindergarten Reader What Was That? 10 Pack	$28.03	1999
NC	2001	2006	Metro	94377	1581200765	Metro Early Reading Program Kindergarten Readers 10 pack of all books	$215.25	1999
NC	2001	2006	Metro	94377	1581200765	Metro Early Reading Program Kindergarten Readers 10 Pack of All Books	$215.25	1999
NC	2001	2006	Metro	94123	1581200897	Metro Early Reading Program Kindergarten Teacher’s Guide	$9.31	1999
NC	2001	2006	Metro	85905	1581202733	Metro Early Reading Program Level A 6 Pack of All Readers	$187.17	1999
NC	2001	2006	Metro	73146	1581200102	Metro Early Reading Program Level A A Bug in the Bathtub	$3.51	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NC	2001	2006	Metro	73154	1581201273	Metro Early Reading Program Level A A Bug in the Bathtub 6 Pack	$19.61	1999
NC	2001	2006	Metro	73277	1581200099	Metro Early Reading Program Level A A Hug And Hot Chocolate	$3.51	1999
NC	2001	2006	Metro	73285	1581201265	Metro Early Reading Program Level A A Hug And Hot Chocolate 6 Pack	$19.61	1999
NC	2001	2006	Metro	73613	1581200129	Metro Early Reading Program Level A A Very Bad Day	$3.51	1999
NC	2001	2006	Metro	73621	158120129X	Metro Early Reading Program Level A A Very Bad Day 6 Pack	$19.61	1999
NC	2001	2006	Metro	75580	1581200153	Metro Early Reading Program Level A At The Zoo	$3.51	1999
NC	2001	2006	Metro	75598	158120132X	Metro Early Reading Program Level A At The Zoo 6 Pack	$19.61	1999
NC	2001	2006	Metro	78115	1581206917	Metro Early Reading Program Level A Complete Program Kit for 20 Students	$795.69	1999
NC	2001	2006	Metro	85913	1581202814	Metro Early Reading Program Level A Complete Program Kit for 6 Students	$557.86	1999
NC	2001	2006	Metro	82595	1581200137	Metro Early Reading Program Level A Get Rid of That Dog	$3.51	1999
NC	2001	2006	Metro	82608	1581201303	Metro Early Reading Program Level A Get Rid of That Dog 6 Pack	$19.61	1999
NC	2001	2006	Metro	83512	1581200080	Metro Early Reading Program Level A Have You Met My Pet?	$3.51	1999
NC	2001	2006	Metro	83521	1581201257	Metro Early Reading Program Level A Have You Met My Pet? 6 Pack	$19.61	1999
NC	2001	2006	Metro	90114	1581201559	Metro Early Reading Program Level A My Literature Book	$25.39	1999
NC	2001	2006	Metro	90122	1581201567	Metro Early Reading Program Level A My Literature Book 6 Pack	$19.61	1999
NC	2001	2006	Metro	90131	1581201575	Metro Early Reading Program Level A My Literature Book Teacher’s Guide	$13.99	1999
NC	2001	2006	Metro	91045	1581200145	Metro Early Reading Program Level A No! Not Again!	$3.51	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NC	2001	2006	Metro	91053	1581201311	Metro Early Reading Program Level A No! Not Again! 6 Pack	$19.61	1999
NC	2001	2006	Metro	73197	158120017X	Metro Early Reading Program Level A Our Day With Mom	$3.51	1999
NC	2001	2006	Metro	73200	1581201346	Metro Early Reading Program Level A Our Day With Mom 6 Pack	$19.61	1999
NC	2001	2006	Metro	94342	158120194X	Metro Early Reading Program Level A Read Aloud Cassettes 4 Pack	$28.03	1999
NC	2001	2006	Metro	86174	1581202385	Metro Early Reading Program Level A Skills Pack	$421.19	1999
NC	2001	2006	Metro	85850	1581201885	Metro Early Reading Program Level A Teacher’s Resource Book	$28.03	1999
NC	2001	2006	Metro	99768	1581200161	Metro Early Reading Program Level A Three Pigs and A Wolf	$3.51	1999
NC	2001	2006	Metro	99776	1581201338	Metro Early Reading Program Level A Three Pigs and A Wolf 6 Pack	$19.61	1999
NC	2001	2006	Metro	101645	1581200110	Metro Early Reading Program Level A What Can Sam Do?	$3.51	1999
NC	2001	2006	Metro	101653	1581201281	Metro Early Reading Program Level A What Can Sam Do? 6 Pack	$19.61	1999
NC	2001	2006	Metro	86414	1581202741	Metro Early Reading Program Level B 6 Pack of all Readers	$187.17	1999
NC	2001	2006	Metro	73138	1581200188	Metro Early Reading Program Level B A Bag For Dad	$3.51	1999
NC	2001	2006	Metro	73111	1581201354	Metro Early Reading Program Level B A Bag For Dad 6 Pack	$19.61	1999
NC	2001	2006	Metro	73525	1581200277	Metro Early Reading Program Level B A Surprise Birthday	$3.51	1999
NC	2001	2006	Metro	73533	1581201443	Metro Early Reading Program Level B A Surprise Birthday 6 Pack	$19.61	1999
NC	2001	2006	Metro	78131	1581206925	Metro Early Reading Program Level B Complete Program Kit for 20 Students	$795.69	1999
NC	2001	2006	Metro	86588	1581202822	Metro Early Reading Program Level B Complete Program Kit for 6 Students	$557.86	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NC	2001	2006	Metro	79142	1581200226	Metro Early Reading Program Level B Did You See Boo?	$3.51	1999
NC	2001	2006	Metro	79134	1581201397	Metro Early Reading Program Level B Did You See Boo? 6 Pack	$19.61	1999
NC	2001	2006	Metro	82499	1581200218	Metro Early Reading Program Level B Game Day	$3.51	1999
NC	2001	2006	Metro	82501	1581201389	Metro Early Reading Program Level B Game Day 6 Pack	$19.61	1999
NC	2001	2006	Metro	82561	1581200250	Metro Early Reading Program Level B Get Down From That Vine!	$3.51	1999
NC	2001	2006	Metro	82579	1581201427	Metro Early Reading Program Level B Get Down From That Vine! 6 Pack	$19.61	1999
NC	2001	2006	Metro	88663	1581200269	Metro Early Reading Program Level B Make My Day	$3.51	1999		.
NC	2001	2006	Metro	88671	1581201435	Metro Early Reading Program Level B Make My Day 6 Pack	$19.61	1999
NC	2001	2006	Metro	90202	1581201583	Metro Early Reading Program Level B My Literature Book	$23.35	1999
NC	2001	2006	Metro	90211	1581201591	Metro Early Reading Program Level B My Literature Book Pack Of 6	$126.32	1999
NC	2001	2006	Metro	90229	1581201605	Metro Early Reading Program Level B My Literature Book Teacher’s Guide	$13.99	1999
NC	2001	2006	Metro	94351	1581201958	Metro Early Reading Program Level B Read Aloud Cassettes 4 Pack	$28.03	1999
NC	2001	2006	Metro	94781	1581200242	Metro Early Reading Program Lever B Rows and Rows of Marigolds	$3.51	1999
NC	2001	2006	Metro	94799	1581201419	Metro Early Reading Program Level B Rows and Rows of Marigolds 6 Pack	$19.61	1999
NC	2001	2006	Metro	94967	158120020X	Metro Early Reading Program Level B Side By Side	$3.51	1999
NC	2001	2006	Metro	94975	1581201370	Metro Early Reading Program Level B Side By Side 6 Pack	$19.61	1999
NC	2001	2006	Metro	86676	1581202393	Metro Early Reading Program Level B Skills Pack	$421.19	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NC	2001	2006	Metro	86385	1581201893	Metro Early Reading Program Level B Teacher’s Resource Book	$28.03	1999
NC	2001	2006	Metro	101961	1581200196	Metro Early Reading Program Level B When Will the Sun Come Out?	$3.51	1999
NC	2001	2006	Metro	101944	1581201362	Metro Early Reading Program Level B When Will the Sun Come Out? 6 Pack	$19.61	1999
NC	2001	2006	Metro	102373	1581200234	Metro Early Reading Program Level B You Can Do A Lot With A Lot	$3.51	1999
NC	2001	2006	Metro	102381	1581201400	Metro Early Reading Program Level B You Can Do A Lot With A Lot 6 Pack	$19.61	1999
NC	2001	2006	Metro	86810	1581202180	Metro Early Reading Program Level C 6 Pack of All Readers	$187.17	1999
NC	2001	2006	Metro	73373	1581200307	Metro Early Reading Program Level C A Pet For Jed	$3.51	1999
NC	2001	2006	Metro	73381	1581201478	Metro Early Reading Program Level C A Pet For Jed 6 Pack	$19.61	1999
NC	2001	2006	Metro	73550	1581200285	Metro Early Reading Program Level C A Tadpole at the Lake	$3.51	1999
NC	2001	2006	Metro	73568	1581201451	Metro Early Reading Program Level C A Tadpole at the Lake 6 Pack	$19.61	1999
NC	2001	2006	Metro	78174	1581206933	Metro Early Reading Program Level C Complete Program Kit for 20 Students	$795.69	1999
NC	2001	2006	Metro	86959	1581202830	Metro Early Reading Program Level C Complete Program Kit for 6 Students	$557.86	1399
NC	2001	2006	Metro	82641	1581200293	Metro Early Reading Program Level C Glide, Frog, Glide!	$3.51	1999
NC	2001	2006	Metro	82659	158120146X	Metro Early Reading Program Level C Glide, Frog, Glide! 6 Pack	$19.61	1999
NC	2001	2006	Metro	82704	1581200315	Metro Early Reading Program Level C Good Times at the Lake	$3.51	1999
NC	2001	2006	Metro	82712	1581201486	Metro Early Reading Program Level C Good Times at the Lake 6 Pack	$19.61	1999
NC	2001	2006	Metro	84582	1581200366	Metro Early Reading Program Level C I Don’t Want to Scare You	$3.51	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NC	2001	2006	Metro	84574	1581201532	Metro Early Reading Program Level C I Don’t Want to Scare You 6 Pack	$19.61	1999
NC	2001	2006	Metro	90288	1581201613	Metro Early Reading Program Level C My Literature Book	$23.35	1999
NC	2001	2006	Metro	90309	158120163X	Metro Early Reading Program Level C My Literature Book Teacher’s Guide	$13.99	1999
NC	2001	2006	Metro	94369	1581201966	Metro Early Reading Program Level C Read Aloud Cassettes 4 Pack	$28.03	1999
NC	2001	2006	Metro	94991	1581200331	Metro Early Reading Program Level C Sidewalk Fun	$3.51	1999
NC	2001	2006	Metro	95003	1581201508	Metro Early Reading Program Level C Sidewalk Fun 6 Pack	$19.61	1999
NC	2001	2006	Metro	87062	1581202407	Metro Early Reading Program Level C Skills Pack	$421.19	1999
NC	2001	2006	Metro	95118	1581200374	Metro Early Reading Program Level C Slide and Ride	$3.51	1999
NC	2001	2006	Metro	95126	1581201540	Metro Early Reading Program Level C Slide And Ride 6 Pack	$19.61	1999
NC	2001	2006	Metro	86781	1581201907	Metro Early Reading Program Level C Teacher’s Resource Book	$28.03	1999
NC	2001	2006	Metro	98183	158120034X	Metro Early Reading Program Level C The Best Pizza Place	$3.51	1999
NC	2001	2006	Metro	98191	1581201516	Metro Early Reading Program Level C The Best Pizza Place 6 Pack	$19.61	1999
NC	2001	2006	Metro	92081	1581200323	Metro Early Reading Program Level C The Pet Show	$3.51	1999
NC	2001	2006	Metro	92101	1581201494	Metro Early Reading Program Level C The Pet Show 6 Pack	$19.61	1999
NC	2001	2006	Metro	99127	1581200358	Metro Early Reading Program Level C The Sitter	$3.51	1999
NC	2001	2006	Metro	99135	1581201524	Metro Early Reading Program Level C The Sitter 6 Pack	$19.61	1999
NC	2001	2006	Metro	74229	1581200447	Metro Early Reading Program Level D All About Dinosaurs	$3.98	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NC	2001	2006	Metro	74237	1581209169	Metro Early Reading Program Level D All About Dinosaurs 6 Pack	$23.35	1999
NC	2001	2006	Metro	84929	1581201974	Metro Early Reading Program Level D Audio Cassettes 4 Pack	$28.03	1999
NC	2001	2006	Metro	75678	1581200412	Metro Early Reading Program Level D Better Than You Think	$3.98	1999
NC	2001	2006	Metro	75686	1581209134	Metro Early Reading Program Level D Better Than You Think 6 Pack	$23.35	1999
NC	2001	2006	Metro	87311	1581202849	Metro Early Reading Program Level D Complete Program Kit for 6 Students	$608.41	1999
NC	2001	2006	Metro	88639	1581200463	Metro Early Reading Program Level D Lost and Found	$3.98	1999
NC	2001	2006	Metro	88647	1581209185	Metro Early Reading Program Level D Lost and Found 6 Pack	$23.35	1999
NC	2001	2006	Metro	88698	1581200439	Metro Early Reading Program Level D Make The Best Of It	$3.98	1999
NC	2001	2006	Metro	88701	1581209150	Metro Early Reading Program Level D Make the Best Of It 6 Pack	$23.35	1999
NC	2001	2006	Metro	89092	1581200471	Metro Early Reading Program Level D Marta Stays Over	$3.98	1999
NC	2001	2006	Metro	89105	1581209193	Metro Early Reading Program Level D Marta Stays Over 6 Pack	$23.35	1999
NC	2001	2006	Metro	90350	1581201648	Metro Early Reading Program Level D My Literature Book	$28.03	1999
NC	2001	2006	Metro	90368	1581201656	Metro Early Reading Program Level D My Literature Book 6 Pack	$154.41	1999
NC	2001	2006	Metro	87126	1581201664	Metro Early Reading Program Level D My Literature Book Teacher’s Guide	$13.99	1999
NC	2001	2006	Metro	91221	1581200455	Metro Early Reading Program Level D One Little Tooth	$3.98	1999
NC	2001	2006	Metro	91230	1581209177	Metro Early Reading Program Level D One Little Tooth 6 Pack	$23.35	1999
NC	2001	2006	Metro	87134	1581201915	Metro Early Reading Program Level D Teacher’s Resource Book	$28.03	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NC	2001	2006	Metro	98221	1581200382	Metro Early Reading Program Level D The Dog Ate My Homework Pad	$3.98	1999
NC	2001	2006	Metro	98239	158120910X	Metro Early Reading Program Level D The Dog Ate My Homework Pad 6 Pack	$23.35	1999
NC	2001	2006	Metro	99098	1581200390	Metro Early Reading Program Level D The Sidewalk Toy Stand	$3.98	1999
NC	2001	2006	Metro	99101	1581209118	Metro Early Reading Program Level D The Sidewalk Toy Stand 6 Pack	$23.35	1999
NC	2001	2006	Metro	99733	1581200420	Metro Early Reading Program Level D This Place Could Shine	$3.98	1999
NC	2001	2006	Metro	99741	1581209142	Metro Early Reading Program Level D This Place Could Shine 6 Pack	$23.35	1999
NC	2001	2006	Metro	101629	1581200404	Metro Early Reading Program Level D We’re Good At Chores	$3.98	1999
NC	2001	2006	Metro	101611	1581209126	Metro Early Reading Program Level D We’re Good At Chores 6 Pack	$23.35	1999
NC	2001	2006	Metro	73242	1581200536	Metro Early Reading Program Level E A House for Patches	$3.98	1999
NC	2001	2006	Metro	73251	1581209258	Metro Early Reading Program Level E A House for Patches 6 Pack	$23.35	1999
NC	2001	2006	Metro	73349	1581200544	Metro Early Reading Program Level E A Party for Patches	$3.98	1999
NC	2001	2006	Metro	73357	1581209266	Metro Early Reading Program Level E A Party for Patches 6 Pack	$23.35	1999
NC	2001	2006	Metro	73584	1581200560	Metro Early Reading Program Level E A Trip To The Circus	$3.98	1999
NC	2001	2006	Metro	73592	1581209282	Metro Early Reading Program Level E A Trip to the Circus 6 Pack	$23.35	1999
NC	2001	2006	Metro	100757	1581201982	Metro Early Reading Program Level E Audio Cassettes 4 Pack	$28.03	1999
NC	2001	2006	Metro	87661	1581202857	Metro Early Reading Program Level E Complete Program Kit for 6 Students	$608.41	1999
NC	2001	2006	Metro	84241	1581200501	Metro Early Reading Program Level E How To Take Pictures	$3.98	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NC	2001	2006	Metro	84259	1581209223	Metro Early Reading Program Level E How To Take Pictures 6 Pack	$23.35	1999
NC	2001	2006	Metro	90430	1581201672	Metro Early Reading Program Level E My Literature Book	$28.03	1999
NC	2001	2006	Metro	90448	1581201680	Metro Early Reading Program Level E My Literature Book 6 Pack	$154.41	1999
NC	2001	2006	Metro	88559	1581201699	Metro Early Reading Program Level E My Literature Book Teacher’s Guide	$13.99	1999
NC	2001	2006	Metro	94220	158120051X	Metro Early Reading Program Level E Put Out the Fire	$3.98	1999
NC	2001	2006	Metro	94238	1581209231	Metro Early Reading Program Level E Put Out the Fire 6 Pack	$23.35	1999
NC	2001	2006	Metro	95441	1581200498	Metro Early Reading Program Level E Splish Splash	$3.98	1999
NC	2001	2006	Metro	95450	1581209215	Metro Early Reading Program Level E Splish Splash 6 Pack	$23.35	1999
NC	2001	2006	Metro	87548	1581201923	Metro Early Reading Program Level E Teacher’s Resource Book	$28.03	1999
NC	2001	2006	Metro	98159	1581200528	Metro Early Reading Program Level E The Best Book Talk	$3.98	1999
NC	2001	2006	Metro	98167	158120924X	Metro Early Reading Program Level E The Best Book Talk 6 Pack	$23.35	1999
NC	2001	2006	Metro	99151	1581200552	Metro Early Reading Program Level E The Soccer Team	$3.98	1999
NC	2001	2006	Metro	99160	1581209274	Metro Early Reading Program Level E The Soccer Team 6 Pack	$23.35	1999
NC	2001	2006	Metro	99207	158120048X	Metro Early Reading Program Level E The Spring Block Party	$3.98	1999
NC	2001	2006	Metro	99215	1581209207	Metro Early Reading Program Level E The Spring Block Party 6 Pack	$23.35	1999
NC	2001	2006	Metro	101688	1581209290	Metro Early Reading Program Level E What Do you Know 6 Pack	$23.35	1999
NC	2001	2006	Metro	101670	1581200579	Metro Early Reading Program Level E What Do You Know?	$3.98	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NC	2001	2006	Metro	73314	1581200633	Metro Early Reading Program Level F A Name For Baby	$3.98	1999
NC	2001	2006	Metro	73322	1581209355	Metro Early Reading Program Level F A Name For Baby 6 Pack	$23.35	1999
NC	2001	2006	Metro	85391	1581201990	Metro Early Reading Program Level F Audio Cassettes 4 Pack	$28.03	1999
NC	2001	2006	Metro	77041	158120065X	Metro Early Reading Program Level F Can You Keep A Secret?	$3.98	1999
NC	2001	2006	Metro	77059	1581209371	Metro Early Reading Program Level F Can You Keep A Secret? 6 Pack	$23.35	1999
NC	2001	2006	Metro	83483	1581200668	Metro Early Reading Program Level F Happiness is Having Friends	$3.98	1999
NC	2001	2006	Metro	83491	158120938X	Metro Early Reading Program Level F Happiness is Having Friends 6 Pack	$23.35	1999
NC	2001	2006	Metro	90510	1581201702	Metro Early Reading Program Level F My Literature Book	$28.03	1999
NC	2001	2006	Metro	90528	1581201710	Metro Early Reading Program Level F My Literature Book 6 Pack	$154.41	1999
NC	2001	2006	Metro	88567	1581201729	Metro Early Reading Program Level F My Literature Book Teacher’s Guide	$13.99	1999
NC	2001	2006	Metro	91977	1581200587	Metro Early Reading Program Level F Pen Pals	$3.98	1999
NC	2001	2006	Metro	91985	1581209304	Metro Early Reading Program Level F Pen Pals 6 Pack	$23.35	1999
NC	2001	2006	Metro	88014	1581202865	Metro Early Reading Program Level F Program Kit for 6 Students	$608.41	1999
NC	2001	2006	Metro	87898	1581201931	Metro Early Reading Program Level F Teacher’s Resource Book	$28.03	1999
NC	2001	2006	Metro	98351	1581200595	Metro Early Reading Program Level F The Horse Show	$3.98	1999
NC	2001	2006	Metro	98360	1581209312	Metro Early Reading Program Level F The Horse Show 6 Pack	$23.35	1999
NC	2001	2006	Metro	98394	1581200609	Metro Early Reading Program Level F The Lean Mean Pizza Machine	$3.98	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NC	2001	2006	Metro	98407	1581209320	Metro Early Reading Program Level F The Lean Mean Pizza Machine 6 Pack	$23.35	1999
NC	2001	2006	Metro	98538	1581200625	Metro Early Reading Program Level F The Newspaper	$3.98	1999
NC	2001	2006	Metro	98546	1581209347	Metro Early Reading Program Level F The Newspaper 6 Pack	$23.35	1999
NC	2001	2006	Metro	99012	1581200617	Metro Early Reading Program Level F The School Board	$3.98	1999
NC	2001	2006	Metro	99021	1581209339	Metro Early Reading Program Level F The School Board 6 Pack	$23.35	1999
NC	2001	2006	Metro	99397	1581200641	Metro Early Reading Program Level F The Treasure in the Attic	$3.98	1999
NC	2001	2006	Metro	99400	1581209363	Metro Early Reading Program Level F The Treasure in the Attic 6 Pack	$23.35	1999
NC	2001	2006	Metro	101581	1581200676	Metro Early Reading Program Level F We’ll Always Be Friends	$3.98	1999
NC	2001	2006	Metro	101590	1581209398	Metro Early Reading Program Level F We’ll Always Be Friends 6 Pack	$23.35	1999
NC	2001	2006	Metro	78123	1581206941	Metro Early Reading Program Levels A-C Complete Grade 1 Program for 20 Students	$2,336.51	1999
NC	2001	2006	Metro	95169	1581202806	Metro Early Reading Program Levels A-C Complete Grade 1 Program for 6 Students	$1,591.32	1999
NC	2001	2006	Metro	91088	1581202784	Metro Early Reading Program Levels A-C Grade 1 Program Guide	$9.31	1999
NC	2001	2006	Metro	85817	1581201850	Metro Early Reading Program Levels A-C Letter Cards	$4.63	1999
NC	2001	2006	Metro	85825	1581201869	Metro Early Reading Program Levels A-C Letter Cards 6 Pack	$23.35	1999
NC	2001	2006	Metro	83467	1581201230	Metro Early Reading Program Levels A-F Hanging Classroom Book Bag	$18.67	1999
NC	2001	2006	Metro	94908	1581201249	Metro Early Reading Program Levels A-F School-to-Home Bags 6 Pack	$12.12	1999
NC	2001	2006	Metro	100183	1581200986	Metro Early Reading Program Little Readers Transition Program	$230.23	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NC	2001	2006	Metro	89762	1581200870	Metro Early Reading Program Multicultural Song Collection 4 Pack	$28.03	1999
NC	2001	2006	Metro	74464	158120082X	Metro Early Reading Program Poster Set	$46.75	1999
NC	2001	2006	Metro	93420	1581200838	Metro Early Reading Program Poster Set Teacher’s Guide	$9.31	1999
NC	2001	2006	Metro	94895	1581200994	Metro Early Reading Program School-to-Home Bags 10 pack	$18.67	1999
NC	2001	2006	Metro	95046	158120096X	Metro Early Reading Program Sing-Along Song Book	$13.99	1999
NC	2001	2006	Metro	98044	1581200854	Metro Early Reading Program Teacher’s Resource Book Blackline Masters	$28.03	1999
NC	2001	2006	Metro	98212	1581202415	Metro Early Reading Program The Best Ever Alphabet Kit	$183.42	1999
NM	2003	2009	Sopris	22816	1570356033	Language! 4th Edition Syllabus and Advance Organizer	$19.25	2003
NM	2003	2009	Sopris	23034	1570352097	Language! Categories	$49.50	1999
NM	2003	2009	Sopris	20520	1570353654	Language! DRP Booklink: Literature and Popular Titles (CD-ROM)	$99.00	2000
NM	2003	2009	Sopris	23798	1570353832	Language! Games and Activities for Readers and Spellers	$137.50	2000
NM	2003	2009	Sopris	22509	1570352526	Language! Instructional Resource Guide for Teachers	$71.50	2000
NM	2003	2009	Sopris	30162	1570351619	Language! J & J Readers Coloring Book Pack of 10	$21.45	1998
NM	2003	2009	Sopris	32678	1570353239	Language! J & J Readers Instructor’s Answer Guide	$11.00	2000
NM	2003	2009	Sopris	30200	1570351821	Language! J & J Readers Kids Poster	$8.75	1992
NM	2003	2009	Sopris	32555	1570352755	Language! J & J Readers Level 1; Units 1-18 (consumable)	$60.50	2000
NM	2003	2009	Sopris	32598	1570352763	Language! J & J Readers Level 2; Units 19-36 (consumable)	$60.50	2000
NM	2003	2009	Sopris	32635	1570352771	Language! J & J Readers Level 3; Units 37-54 (consumable)	$60.50	2000

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NM	2003	2009	Sopris	30293	1570351805	Language! J & J Readers Vocabulary Cards Level 1	$31.90	2001
NM	2003	2009	Sopris	30306	1570351813	Language! J & J Readers Vocabulary Cards Level 2	$31.90	2001
NM	2003	2009	Sopris	57293	1570356173	Language! Level 1 2 3 New Mexico Package	$2,930.33	2003
NM	2003	2009	Sopris	57242	1570356122	Language! Level 1 New Mexico Package	$1,532.25	2003
NM	2003	2009	Sopris	57277	1570356157	Language! Level 1-2 New Mexico Package	$2,363.85	2003
NM	2003	2009	Sopris	57251	1570356130	Language! Level 2 New Mexico Package	$1,569.65	2003
NM	2003	2009	Sopris	57285	1570356165	Language! Level 2-3 New Mexico Package	$2,136.15	2003
NM	2003	2009	Sopris	57269	1570356149	Language! Level 3 New Mexico Package	$1,140.10	2003
NM	2003	2009	Sopris	22488	157035295X	Language! Level 3 Small Group Set	$409.75	2001
NM	2003	2009	Sopris	34340	1570352070	Language! Morphemes for Learning	$43.45	1999
NM	2003	2009	Sopris	24256	413992009126	Language! Plastic Tiles	$7.15	2002
NM	2003	2009	Sopris	34227	1570351791	Language! Pocket Chart	$38.50	1999
NM	2003	2009	Sopris	20685	1570351406	Language! Practice Instructor’s Manual	$38.50	1998
NM	2003	2009	Sopris	20722	1570353670	Language! Practice Instructor’s Manual and Workbook Blackline Masters	$121.00	2000
NM	2003	2009	Sopris	20618	1570351414	Language! Practice Student Workbook A	$7.15	1998
NM	2003	2009	Sopris	20626	1570351422	Language! Practice Student Workbook B	$7.15	1999
NM	2003	2009	Sopris	20634	1570351430	Language! Practice Student Workbook C	$7.15	1998
NM	2003	2009	Sopris	20642	1570351449	Language! Practice Student Workbook D	$7.15	1998
NM	2003	2009	Sopris	20651	1570351457	Language! Practice Student Workbook E	$7.15	1998
NM	2003	2009	Sopris	20669	1570351465	Language! Practice Student Workbook F	$7.15	1998
NM	2003	2009	Sopris	20693	157035250X	Language! Practice Workbook Blackline Masters	$82.50	1999
NM	2003	2009	Sopris	20677	1570353662	Language! Practice Workbooks A-F	$42.90	1998
NM	2003	2009	Sopris	25486	1570354618	Language! Roots	$82.50	2001
NM	2003	2009	Sopris	22517	1570352283	Language! Second Edition Instructor’s Manual Level 1	$60.50	2000
NM	2003	2009	Sopris	22525	1570352291	Language! Second Edition Instructor’s Manual Level 2	$60.50	2000
NM	2003	2009	Sopris	22533	1570352305	Language! Second Edition Instructor’s Manual Level 3	$60.50	2000
NM	2003	2009	Sopris	22111	1570352313	Language! Second Edition Student Mastry Book A	$7.15	2000

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NM	2003	2009	Sopris	22120	1570352321	Language! Second Edition Student Mastry Book B	$7.15	2000
NM	2003	2009	Sopris	22138	157035233X	Language! Second Edition Student Mastry Book C	$7.15	2000
NM	2003	2009	Sopris	22146	1570352348	Language! Second Edition Student Mastry Book D	$7.15	2000
NM	2003	2009	Sopris	22154	1570352356	Language! Second Edition Student Mastry Book E	$7.15	2000
NM	2003	2009	Sopris	22162	1570352364	Language! Second Edition Student Mastry Book F	$7.15	2000
NM	2003	2009	Sopris	22171	1570352372	Language! Second Edition Student Mastry Book G	$7.15	2000
NM	2003	2009	Sopris	22189	1570352380	Language! Second Edition Student Mastry Book H	$7.15	2000
NM	2003	2009	Sopris	22197	1570352399	Language! Second Edition Student Mastry Book I	$7.15	2000
NM	2003	2009	Sopris	22445	1570352933	Language! Small Group Set for 5 Students Level 1	$409.75	2001
NM	2003	2009	Sopris	22461	1570352941	Language! Small Group Set for 5 Students Level 2	$409.75	2001
NM	2003	2009	Sopris	24125	1570352569	Language! Sort It!	$64.90	2000
NM	2003	2009	Sopris	34198	157035183X	Language! Sounds and Letters Cards	$31.90	1997
NM	2003	2009	Sopris	34420	1570351260	Language! Sounds and Letters for Readers and Spellers Book	$26.95	1997
NM	2003	2009	Sopris	34454	1570351775	Language! Sounds of Our Language Audiotape	$8.25	1998
NM	2003	2009	Sopris	25291	1570354790	Language! Speaking and Listening to the English Language Book and Card Set	$192.50	2001
NM	2003	2009	Sopris	25267	1570354782	Language! Speaking and Listening to the English Language Card Set	$165.00	2001
NM	2003	2009	Sopris	25283	157035460X	Language! Speaking and Listening to the English Language Manual	$49.50	2001
NM	2003	2009	Sopris	22701	1570353441	Language! Student Mastry Book A Teacher’s Answer Guide	$11.00	2001

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NM	2003	2009	Sopris	22710	157035345X	Language! Student Mastry Book B Teacher’s Answer Guide	$11.00	2001
NM	2003	2009	Sopris	22728	1570353468	Language! Student Mastry Book C Teacher’s Answer Guide	$11.00	2001
NM	2003	2009	Sopris	22736	1570353549	Language! Student Mastry Book D Teacher’s Answer Guide	$11.00	2001
NM	2002	2009	Sopris	22744	1570353557	Language! Student Mastry Book E Teacher’s Answer Guide	$11.00	2001
NM	2003	2009	Sopris	22752	1570353565	Language! Student Mastry Book F Teacher’s Answer Guide	$11.00	2001
NM	2003	2009	Sopris	22761	1570353573	Language! Student Mastry Book G Teacher’s Answer Guide	$11.00	2001
NM	2003	2009	Sopris	22779	1570353581	Language! Student Mastry Book H Teacher’s Answer Guide	$11.00	2001
NM	2003	2009	Sopris	22787	157035359X	Language! Student Mastry Book I Teacher’s Answer Guide	$11.00	2001
NM	2003	2009	Sopris	22656	157035474X	Language! Summative Tests Book F	$16.50	2001
NM	2003	2009	Sopris	22605	1570354693	Language! Summative Tests Level 1 Book A Individual Student Test Booklet	$16.50	2001
NM	2003	2009	Sopris	22613	1570354707	Language! Summative Tests Level 1 Book B Individual Student Test Booklet	$16.50	2001
NM	2003	2009	Sopris	22621	1570354715	Language! Summative Tests Level 1 Book C Individual Student Test Booklet	$16.50	2001
NM	2003	2009	Sopris	22630	1570354723	Language! SummativeTests Level 2 Book D Individual Student Test Booklet	$16.50	2001
NM	2003	2009	Sopris	22648	1570354731	Language! Summative Tests Level 2 Book E Individual Student Test Booklet	$16.50	2001
NM	2003	2009	Sopris	22664	1570354758	Language! Summative Tests Level 3 Book G Individual Student Test Booklet	$16.50	2001
NM	2003	2009	Sopris	22672	1570354766	Language! Summative Tests Level 3 Book H Individual Student Test Booklet	$16.50	2001
NM	2003	2009	Sopris	22681	1570354774	Language! Summative Tests Level 3 Book I Individual Student Test Booklet	$16.50	2001

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NM	2003	2009	Sopris	22904	1570354626	Language! Summative Tests Teacher’s Edition Level 1	$13.75	2001
NM	2003	2009	Sopris	22912	1570354634	Language! Summative Tests Teacher’s Edition Level 2	$13.75	2001
NM	2003	2009	Sopris	22921	1570354642	Language! SummativeTests Teacher’s Edition Level 3	$13.75	2001
NM	2003	2009	Sopris	28724	1570353204	Read Well Alphabet and Picture Wall Cards Plain Text	$32.95	2000
NM	2003	2009	Sopris	28732	1570352674	Read Well Alphabet and Picture Wall Cards Slanted Text	$32.95	2000
NM	2003	2009	Sopris	37381	1570352461	Read Well Alphabet Rhyme Posters	$34.95	1998
NM	2003	2009	Sopris	36994	1570351899	Read Well Big Book Units 1-3	$21.95	1998
NM	2003	2009	Sopris	37006	1570353212	Read Well Big Book Units 4-6	$21.95	1998
NM	2003	2009	Sopris	37137	1570352844	Read Well Classroom Package Plain Text	$1,260.00	1998
NM	2003	2009	Sopris	37145	1570352852	Read Well Classroom Package Slanted Text	$1,260.00	1998
NM	2003	2009	Sopris	37153	1570351651	Read Well Comprehension and Skill Blackline Masters Plain Text	$49.95	1998
NM	2003	2009	Sopris	37161	1570352496	Read Well Comprehension and Skill Blackline Masters Slanted Text	$49.95	1998
NM	2003	2009	Sopris	37541	1570352208	Read Well Comprehension and Skill Consumable Workbook 1 Slanted Text	$4.75	1998
NM	2003	2009	Sopris	37567	1570352216	Read Well Comprehension and Skill Consumable Workbook 2 Slanted Text	$4.75	1998
NM	2003	2009	Sopris	37583	1570352224	Read Well Comprehension and Skill Consumable Workbook 3 Slanted Text	$4.75	1998
NM	2003	2009	Sopris	37532	1570352127	Read Well Comprehension and Skill Workbook 1 Plain Text	$4.75	1998
NM	2003	2009	Sopris	37559	1570352135	Read Well Comprehension and Skill Workbook 2 Plain Text	$4.75	1998
NM	2003	2009	Sopris	37575	1570352143	Read Well Comprehension and Skill Workbook 3 Plain Text	$4.75	1998
NM	2003	2009	Sopris	37217	409390604162	Read Well Decoding Practice Folders Plain Text	$37.95	1998
NM	2003	2009	Sopris	37225	409390604193	Read Well Decoding Practice Folders Slanted Text	$37.95	1998

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NM	2003	2009	Sopris	37305	1570351864	Read Well Enlarged Format Decoding Folders Plain Text	$14.95	1998
NM	2003	2009	Sopris	37313	1570352240	Read Well Enlarged Format Decoding Folders Slanted Text	$14.95	1998
NM	2003	2009	Sopris	37276	1570352607	Read Well Homework and Extra Practice Blackline Masters	$45.95	1998
NM	2003	2009	Sopris	37284	1570352429	Read Well Instructor’s Set Plain Text	$285.00	1998
NM	2003	2009	Sopris	37292	1570352437	Read Well Instructor’s Set Slanted Text	$285.00	1998
NM	2003	2009	Sopris	57200	1570356106	Read Well New Mexico Classroom Package Plain Text	$1,225.00	1998
NM	2003	2009	Sopris	57218	1570356114	Read Well New Mexico Classroom Package Slanted Text	$1,225.00	1998
NM	2003	2009	Sopris	37410	1570352488	Read Well Partial Set 1 Storybooks	$19.95	1998
NM	2003	2009	Sopris	37428	1570353069	Read Well Partial Set 2 Storybooks	$35.95	1998
NM	2003	2009	Sopris	37129	1570352887	Read Well Pocket Chart	$31.75	1998
NM	2003	2009	Sopris	37233	1570352828	Read Well Small Group Package Plain Text	$490.00	1998
NM	2003	2009	Sopris	37241	1570352836	Read Well Small Group Package Slanted Text	$490.00	1998
NM	2003	2009	Sopris	37452	1570352860	Read Well Workshop Supplement Plain Text	$1,045.00	1998
NM	2003	2009	Sopris	37461	1570352879	Read Well Workshop Supplement Slanted Text	$1,045.00	1998
NM	2003	2009	Sopris	28804	1570353158	Read Well/Write Well Big Book of Alphabet Poems	$28.95	2000
NM	2003	2009	Sopris	24061	1570352720	REWARDS Student Book	$6.95	2000
NM	2003	2009	Sopris	24029	413691905200	REWARDS Student Book Set of 10	$56.00	2000
NM	2003	2009	Sopris	23974	1570352712	REWARDS Teacher’s Guide	$52.00	2000
NM	2003	2009	Sopris	24088	1570356181	REWARDS Video	$20.00	2000
NM	2003	2009	Sopris	25558	1593180969	Spellography Modified Classroom Set	$299.00	2003
NM	2003	2009	Sopris	60361	1570359881	Spellography Student Workbook A Set of 25	$175.00	2003
NM	2003	2009	Sopris	25603	1570358265	Spellography Student Workbook A Set of 5	$35.00	2003
NM	2003	2009	Sopris	60370	157035989X	Spellography Student Workbook B Set of 25	$175.00	2003
NM	2003	2009	Sopris	25611	1570358273	Spellography Student Workbook B Set of 5	$35.00	2003
NM	2003	2009	Sopris	25662	1570356076	Spellography Teacher Answer Guide A	$20.00	2003
NM	2003	2009	Sopris	25671	1570356084	Spellography Teacher Answer Guide B	$20.00	2003
NM	2003	2009	Sopris	25591	1570354839	Spellography Teacher’s Resource Guide	$25.00	2001

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NM	2003	2009	Sopris	23333	1570352666	Step Up To Writing 101 Reproducibles for Beginning Writers, Spanish	$19.00	2000
NM	2003	2009	Sopris	54519	157035992X	Step Up To Writing Ancillary Set	$160.00	2003
NM	2003	2009	Sopris	54199	1570358133	Step Up To Writing Classroom Tools	$80.00	2004
NM	2003	2009	Sopris	23317	41269192005	Step Up To Writing Elementary Classroom Set	$250.00	2003
NM	2003	2009	Sopris	23131	1570352577	Step Up To Writing Handy Pages Level 1 Pack of 10	$25.00	1999
NM	2003	2009	Sopris	60100	1570359903	Step Up To Writing Handy Pages Level 1 Set of 3	$75.00	1999
NM	2003	2009	Sopris	23149	1570352178	Step Up To Writing Handy Pages Level 2 Pack of 10	$75.00	1999
NM	2003	2009	Sopris	60118	1570359911	Step Up To Writing Handy Pages Level 2 Set of 3	$25.00	1999
NM	2003	2009	Sopris	54201	1570357978	Step Up To Writing Primary Classroom Set	$140.00	2003
NM	2003	2009	Sopris	29858	1570359245	Step Up To Writing Primary Steps Poster Set	$36.00	2003
NM	2003	2009	Sopris	29701	1570358109	Step Up To Writing Primary Steps Reproducibles for K-2 Teachers	$33.00	2003
NM	2003	2009	Sopris	23296	157035524X	Step Up To Writing Second Edition Classroom Reproducibles	$24.50	2003
NM	2003	2009	Sopris	23190	1570355142	Step Up To Writing Second Edition Overhead Masters for Transparencies and Student Handouts	$36.00	2003
NM	2003	2009	Sopris	23270	41269161502	Step Up To Writing Second Edition Poster Set	$36.00	2003
NM	2003	2009	Sopris	23350	157035457X	Step Up To Writing Second Edition Teacher’s Manual	$79.00	2003
NM	2003	2009	Sopris	54228	1570357994	Step Up To Writing Secondary Classroom Set	$250.00	2004
NM	2003	2009	Sopris	28960	931993083	We Can! A Word In Hand Book 1	$10.95	2003
NM	2003	2009	Sopris	28919	931993482	We Can! Alphabet Lotto Game English/ASL	$6.95	2003
NM	2003	2009	Sopris	28871	931993652	We Can! An Alphabet of Animal Signs	$3.95	2003
NM	2003	2009	Sopris	27334	1570356394	We Can! Animals 4 Pack	$14.00	2003
NM	2003	2009	Sopris	27457	1570355355	We Can! Animals!	$40.00	2003
NM	2003	2009	Sopris	26403	1570355800	We Can! Black Line Masters	$42.50	2003
NM	2003	2009	Sopris	24942	1570357005	We Can! Building Early Language and Literacy Skills BELLS	$35.00	2003

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NM	2003	2009	Sopris	26930	1570357129	We Can! Classroom Posters	$57.00	2003
NM	2003	2009	Sopris	26438	1570355924	We Can! Color Squares	$15.00	2003
NM	2003	2009	Sopris	26331	1570355630	We Can! Enlgish Language Learners Classroom Supplement	$40.50	2003
NM	2003	2009	Sopris	27318	1570356378	We Can! Fall 4 Pack	$14.00	2003
NM	2003	2009	Sopris	27431	1570355339	We Can! Fall! 4 Pack	$40.00	2003
NM	2003	2009	Sopris	28898	931993873	We Can! Foods	$3.95	2003
NM	2003	2009	Sopris	28901	931993881	We Can! Fruits & Vegetables	$3.95	2003
NM	2003	2009	Sopris	27158	157035572X	We Can! I Can Draw Animals	$40.00	2003
NM	2003	2009	Sopris	27086	1570355908	We Can! I Can Draw Big Book 10 Pack	$400.00	2003
NM	2003	2009	Sopris	27123	157035569X	We Can! I Can Draw Foods I Like To Eat	$40.00	2003
NM	2003	2009	Sopris	27094	1570355673	We Can! I Can Draw Me!	$40.00	2003
NM	2003	2009	Sopris	27115	1570355681	We Can! I Can Draw My House	$40.00	2003
NM	2003	2009	Sopris	27174	1570355746	We Can! I Can Draw Things In Spring	$40.00	2003
NM	2003	2009	Sopris	27107	1570355762	We Can! I Can Draw Things On A Farm	$40.00	2003
NM	2003	2009	Sopris	27140	1570355711	We Can! I Can Draw Things That Are Baked	$40.00	2003
NM	2003	2009	Sopris	27166	1570355738	We Can! I Can Draw Things That Go	$40.00	2003
NM	2003	2009	Sopris	27182	1570355754	We Can! I Can Draw Things That Grow	$40.00	2003
NM	2003	2009	Sopris	27131	1570355703	We Can! I Can Draw Things That Happen In Fall	$40.00	2003
NM	2003	2009	Sopris	26366	157035586X	We Can! Job Title Cards	$15.00	2003
NM	2003	2009	Sopris	54543	1570355843	We Can! Letter Sounds and Strokes Black Line Masters	$37.50	2003
NM	2003	2009	Sopris	27078	1570355517	We Can! Letters, Sounds and Strokes Flash Cards	$20.00	2003
NM	2003	2009	Sopris	27191	1570355533	We Can! Letters, Sounds and Strokes Letter Cards	$95.00	2003
NM	2003	2009	Sopris	27238	1570355525	We Can! Letters, Sounds and Strokes Memory Cards	$20.00	2003
NM	2003	2009	Sopris	27262	1570355509	We Can! Letters, Sounds and Strokes Poster	$10.50	2003
NM	2003	2009	Sopris	27393	1570355304	We Can! My Big Book About Me!	$40.00	2003
NM	2003	2009	Sopris	27271	1570356343	We Can! My Big Book About Me! 4 Pack	$14.00	2003
NM	2003	2009	Sopris	27203	1570355770	We Can! My Big Book of Colors and Shapes	$40.00	2003
NM	2003	2009	Sopris	27211	1570355789	We Can! My Big Book of More or Less	$40.00	2003
NM	2003	2009	Sopris	27220	1570355797	We Can! My Big Book of Numbers and Counting	$40.00	2003

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NM	2003	2009	Sopris	27414	1570355312	We Can! People Are Special and Different!	$40.00	2003
NM	2003	2009	Sopris	27297	1570356351	We Can! People Are Special and Different! 4 Pack	$14.00	2003
NM	2003	2009	Sopris	27422	1570355320	We Can! People That Help!	$40.00	2003
NM	2003	2009	Sopris	27300	157035636X	We Can! People That Help! 4 Pack	$14.00	2003
NM	2003	2009	Sopris	28927	093199389X	We Can! Pets and Creatures	$4.95	2003
NM	2003	2009	Sopris	27060	1570357013	We Can! Pocket Chart	$38.50	2003
NM	2003	2009	Sopris	27254	1570356211	We Can! Poem Posters	$57.00	2003
NM	2003	2009	Sopris	29639	157035619X	We Can! Preschool Curriculum Kit	$1,885.00	2003
NM	2003	2009	Sopris	26323	157035622X	We Can! Rotation Chart	$17.50	2003
NM	2003	2009	Sopris	27481	1570355371	We Can! Seeds Plants and Insects!	$40.00	2003
NM	2003	2009	Sopris	27369	1570356424	We Can! Seeds Plants and Insects! 4 Pack	$14.00	2003
NM	2003	2009	Sopris	27377	1570355290	We Can! Student Storybook Set	$140.00	2003
NM	2003	2009	Sopris	26825	157035703X	We Can! Teacher Edition Volume 1 August/September	$25.00	2003
NM	2003	2009	Sopris	26841	1570357048	We Can! Teacher Edition Volume 2 October	$25.00	2003
NM	2003	2009	Sopris	26850	1570357056	We Can! Teacher Edition Volume 3 November	$25.00	2003
NM	2003	2009	Sopris	26868	1570357064	We Can! Teacher Edition Volume 4 December	$25.00	2003
NM	2003	2009	Sopris	26876	1570357072	We Can! Teacher Edition Volume 5 January	$25.00	2003
NM	2003	2009	Sopris	26884	1570357080	We Can! Teacher Edition Volume 6 Februrary	$25.00	2003
NM	2003	2009	Sopris	26892	1570357099	We Can! Teacher Edition Volume 7 March	$25.00	2003
NM	2003	2009	Sopris	26905	1570357102	We Can! Teacher Edition Volume 8 April	$25.00	2003
NM	2003	2009	Sopris	26913	1570357110	We Can! Teacher Edition Volume 9 May	$25.00	2003
NM	2003	2009	Sopris	26340	1570357137	We Can! Teacher Guide	$40.50	2003
NM	2003	2009	Sopris	27879	1570356203	We Can! Teacher Tools	$75.00	2003
NM	2003	2009	Sopris	27529	1570355959	We Can! The Learning Zoo	$59.00	2003
NM	2003	2009	Sopris	27490	1570355282	We Can! Theme Big Book Set	$400.00	2003
NM	2003	2009	Sopris	27473	157035538X	We Can! Things in Spring!	$40.00	2003
NM	2003	2009	Sopris	27351	1570356416	We Can! Things in Spring! 4 Pack	$14.00	2003
NM	2003	2009	Sopris	27406	1570355398	We Can! Things On A Farm!	$40.00	2003
NM	2003	2009	Sopris	27289	1570356432	We Can! Things On A Farm! 4 Pack	$14.00	2003
NM	2003	2009	Sopris	27465	1570355363	We Can! Things That Move!	$40.00	2003
NM	2003	2009	Sopris	27342	1570356408	We Can! Things That Move! 4 Pack	$14.00	2003
NM	2003	2009	Sopris	28951	931993369	We Can! Vocabulary Cards Primer	$6.95	2003

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NM	2003	2009	Sopris	28935	931993237	We Can! Vocabulary Cards Set A	$6.95	2003
NM	2003	2009	Sopris	28943	931993245	We Can! Vocabulary Cards Set B	$6.95	2003
NM	2003	2009	Sopris	26391	1570357153	We Can! We Can Manage the PreK Classroom Video and Guide	$45.00	2003
NM	2003	2009	Sopris	28249	1570357161	We Can! We Can Sing English and Spanish	$45.00	2003
NM	2003	2009	Sopris	28257	157035717X	We Can! We Can Sing English and Spanish	$15.00	2003
NM	2003	2009	Sopris	27449	1570355347	We Can! Winter!	$40.00	2003
NM	2003	2009	Sopris	27326	1570356386	We Can! Winter! 4 Pack	$14.00	2003
NM	2003	2009	Sopris	26964	1570355886	We Can! Word Bank	$40.00	2003
NM	2004	2010	Sopris	29680	1570357706	Write Well Greenwoord Word Lists	$22.50	2000
NM	2004	2010	Sopris	28783	1570353344	Write Well Spelling and Handwriting Plain Text	$180.00	2000
NM	2004	2010	Sopris	28791	1570353352	Write Well Spelling and Handwriting Slanted Text	$180.00	2000
NM	2004	2010	Sopris	28783	157035314X	Write Well Spelling-Homework Blackline Masters Plain Text	$47.80	2000
NM	2004	2010	Sopris	28759	1570353131	Write Well Spelling Homework Blackline Masters Slanted Text	$47.80	2000
NM	2004	2010	Sopris	54236	1570359865	Write Well Spelling New Mexico Package Plain Text	$180.00	2000
NM	2004	2010	Sopris	54244	1570359873	Write Well Spelling New Mexico Package Slanted Text	$180.00	2000
NM	2004	2010	Sopris	28812	1570353123	Write Well Spelling Sound Page Masters Plain Text	$47.80	2000
NM	2004	2010	Sopris	28821	1570353115	Write Well Spelling Sound Page Masters Slanted Text	$47.80	2000
NM	2004	2010	Sopris	28767	1570353166	Write Well Spelling Teacher Guide 1	$11.25	2000
NM	2004	2010	Sopris	28775	1570353174	Write Well Spelling Teacher Guide 2	$11.25	2000
NY	2004		Metro			6 Packs of Each of the 10 Level F Readers	$269.95		NYSTL Adoption
NY	2004		Metro			A Bag for Dad 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			A Day With Mom 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			A Hug and Hot Chocolate 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			A Name For Baby 6 Pack	$29.11		NYSTL Adoption
NY	2004		Metro			A Pet for Jed 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			A Place Called Heartbreak 10 Pack	$86.35		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NY	2004		Metro			A Place Called Heartbreak 10 Pack With Teacher’s E	$161.95		NYSTL Adoption
NY	2004		Metro			A Place Called Heartbreak Student Handbook 10 Pack	$79.87		NYSTL Adoption
NY	2004		Metro			A Tadpole at the Lake 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			A Trip to the Circus 6 Pack	$29.11		NYSTL Adoption
NY	2004		Metro			A Very Bad Day 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			A Walk in the Desert 10 Pack	$172.75		NYSTL Adoption
NY	2004		Metro			A Walk in the Desert Chapter Book 10 Pack	$86.35		NYSTL Adoption
NY	2004		Metro			A Walk in the Desert Student Handbook 10 Pack	$85.27		NYSTL Adoption
NY	2004		Metro			A Walk in the Desert Teacher’s Edition	$10.75		NYSTL Adoption
NY	2004		Metro			Africa & You Big Book	$45.31		NYSTL Adoption
NY	2004		Metro			Africa & You Little Book 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			All About Dinosaurs 6 Pack	$29.11		NYSTL Adoption
NY	2004		Metro			All About Me Big Book Theme Package 1	$215.95		NYSTL Adoption
NY	2004		Metro			All About You Big Book	$45.31		NYSTL Adoption
NY	2004		Metro			All About You Little Book 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			All For The Better 10 Pack	$161.95		NYSTL Adoption
NY	2004		Metro			All For The Better Chapter Book 10 Pack	$86.35		NYSTL Adoption
NY	2004		Metro			All For the Better Student Handbook 10 Pack	$85.27		NYSTL Adoption
NY	2004		Metro			Alphabet Chart	$9.67		NYSTL Adoption
NY	2004		Metro			Alphabet Poster Set with Teacher Guide	$64.75		NYSTL Adoption
NY	2004		Metro			Amazing Aunt Agatha Big Book	$32.35		NYSTL Adoption
NY	2004		Metro			Amazing Aunt Agatha Little Books 6 Pack	$49.63		NYSTL Adoption
NY	2004		Metro			Antes Habia Doce 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			At the Zoo 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			Bears, Ten By Ten 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Better Than You Think 6 Pack	$29.11		NYSTL Adoption
NY	2004		Metro			Big Book Tote Bag	$13.99		NYSTL Adoption
NY	2004		Metro			Big Book Tote Bag 2 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Book 1 Families Student Edition	$18.31		NYSTL Adoption
NY	2004		Metro			Book 1 Neighborhoods Student Edition	$18.31		NYSTL Adoption
NY	2004		Metro			Book 2 Families Student Edition	$18.31		NYSTL Adoption
NY	2004		Metro			Book 2 Neighborhoods Student Edition	$18.31		NYSTL Adoption
NY	2004		Metro			Bug in the Bathtub 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			Building a Dream 10 Pack	$161.95		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price		Copyright	FOB	Total Cost
NY	2004		Metro			Building A Dream Chapter Book 10 Pack		$86.35		NYSTL Adoption
NY	2004		Metro			Building a Dream Student Handbook 10 Pack		$85.27		NYSTL Adoption
NY	2004		Metro			Busy Toes Big Book	$	. 32.35		NYSTL Adoption
NY	2004		Metro			Busy Toes Little Books 6 Pack		$49.63		NYSTL Adoption
NY	2004		Metro			Can You Keep A Secret? 6 Pack		$29.11		NYSTL Adoption
NY	2004		Metro			Celebramos EI 100 6 Pack		$26.95		NYSTL Adoption
NY	2004		Metro			Circles 6 Pack		$25.87		NYSTL Adoption
NY	2004		Metro			Circulos 6 Pack		$25.87		NYSTL Adoption
NY	2004		Metro			Como Usamos EI Dinero 6 Pack		$26.95		NYSTL Adaption
NY	2004		Metro			Con Mi Hermano Little Book 20 Pack		$150.07		NYSTL Adoption
NY	2004		Metro			Con Mi Hermano/With My Brother Big Book		$32.35		NYSTL Adoption
NY	2004		Metro			Con Mi Hermano/With My Brother Little Book 6 Pack		$49.63		NYSTL Adoption
NY	2004		Metro			Contamos Con Nuestros Amigos 6 Pack		$26.95		NYSTL Adoption
NY	2004		Metro			Contemos Las Monedas 6 Pack		$26.95		NYSTL Adoption
NY	2004		Metro			Counting Down Big Book		$53.95		NYSTL Adoption
NY	2004		Metro			Counting on Friends 6 Pack		$26.95		NYSTL Adoption
NY	2004		Metro			Cuadrados 6 Pack		$25.87		NYSTL Adoption
NY	2004		Metro			Cual Es La Siguiente? 6 Pack		$25.87		NYSTL Adoption
NY	2004		Metro			Cual Es Mas? 6 Pack		$26.95		NYSTL Adoption
NY	2004		Metro			Cual Es? 6 Pack		$25.87		NYSTL Adoption
NY	2004		Metro			Cuales Van Juntos? 6 Pack		$25.87		NYSTL Adoption
NY	2004		Metro			Cuantos Faltan? 6 Pack		$25.87		NYSTL Adoption
NY	2004		Metro			Cuantos Hay En Total? 6 Pack		$25.87		NYSTL Adoption
NY	2004		Metro			Cuantos Son Cincuenta? 6 Pack		$26.95		NYSTL Adoption
NY	2004		Metro			Cuantos? Big Book		$45.31		NYSTL Adoption
NY	2004		Metro			Days of Courage Chapter Book 10 Pack		$86.35		NYSTL Adoption
NY	2004		Metro			Days of Courage Student Handbook 10 Pack		$85.27		NYSTL Adoption
NY	2004		Metro			Days of Courage with Teacher Guide 10 Pack		$161.95		NYSTL Adoption
NY	2004		Metro			Decenas Y Unidades Juantes 6 Pack		$26.95		NYSTL Adoption
NY	2004		Metro			Dedos De Cinco En Cinco 6 Pack		$26.95		NYSTL Adoption
NY	2004		Metro			Dentro Y Fuera De La Caja 6 Pack		$26.95		NYSTL Adoption
NY	2004		Metro			Did You See Boo? 6 Pack		$24.79		NYSTL Adoption
NY	2004		Metro			Do You Like Me? 10 Pack		$37.75		NYSTL Adoption
NY	2004		Metro			Dog Ate My Homework Pad 6 Pack		$29.11		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NY	2004		Metro			Doorbell Rang Big Book	$32.35		NYSTL Adoption
NY	2004		Metro			Doorbell Rang Little Books 6 Pack	$49.63		NYSTL Adoption
NY	2004		Metro			Down Mop Down 10 Pack	$37.75		NYSTL Adoption
NY	2004		Metro			Early Reading Audio Cassettes Level A 4 Pack	$32.35		NYSTL Adoption
NY	2004		Metro			Early Reading Audio Cassettes Level B 4 Pack	$32.35		NYSTL Adoption
NY	2004		Metro			Early Reading Audio Cassettes Level C 4 Pack	$32.35		NYSTL Adoption
NY	2004		Metro			Early Reading Kindergarten Big Book Teacher’s Guide	$17.23		NYSTL Adoption
NY	2004		Metro			Early Reading Program Handwriting-Cursive Black Li	$5.35		NYSTL Adoption
NY	2004		Metro			Early Reading Program Kindergarten Student Skills l	$43.15		NYSTL Adoption
NY	2004		Metro			Early Reading Teacher Edition Level A Units 1-5	$53.95		NYSTL Adoption
NY	2004		Metro			Early Reading Teacher Edition Level A Units 6-10	$53.95		NYSTL Adoption
NY	2004		Metro			Early Reading Teacher Edition Level B Units 1-5	$53.95		NYSTL Adoption
NY	2004		Metro			Early Reading Teacher Edition Level B Units 6-10	$53.95		NYSTL Adoption
NY	2004		Metro			Early Reading Transition Program Intensive Course	$427.63		NYSTL Adoption
NY	2004		Metro			Earth’s Fiery Fury 10 Pack	$79.87		NYSTL Adoption
NY	2004		Metro			Earth’s Fiery Fury 10 Pack With Teacher Guide	$183.55		NYSTL Adoption
NY	2004		Metro			Earth’s Fiery Fury Chapter Book 10 Pack	$97.15		NYSTL Adoption
NY	2004		Metro			Earth’s Fiery Fury Teacher’s Edition	$10.75		NYSTL Adoption
NY	2004		Metro			El Juego De Las Formas 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			El Misterio De Las Medidas 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			El Numero Cinco 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			El Numero Cuatro 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			El Numero Diez 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			El Numero Doce 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			El Numero Dos 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			El Numero Impar Trece 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			El Numero Nueve 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			El Numero Ocho 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			El Numero Once 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			El Numero Seis 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			El Numero Siete 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			El Numero Tres 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			El Numero Uno 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			ELL Kindergarten Program	$215.95		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NY	2004		Metro			Fast Forward Level A Student Handbook	$9.67		NYSTL Adoption
NY	2004		Metro			Fast Forward Level A Student Handbook 10 Pack	$80.95		NYSTL Adoption
NY	2004		Metro			Fast Forward Level A Students Kit With 5 Story Paper	$323.95		NYSTL Adoption
NY	2004		Metro			Fast Forward Level A Students Kit With Color Reader	$394.15		NYSTL Adoption
NY	2004		Metro			Fast Forward Level A Teacher Guide	$43.15		NYSTL Adoption
NY	2004		Metro			Fast Forward Level B Student Handbook	$9.67		NYSTL Adoption
NY	2004		Metro			Fast Forward Level B Student Handbook 10 Pack	$80.95		NYSTL Adoption
NY	2004		Metro			Fast Forward Level B Students Kit With 5 Story Paper	$323.95		NYSTL Adoption
NY	2004		Metro			Fast Forward Level B Students Kit With Color Reader	$394.15		NYSTL Adoption
NY	2004		Metro			Fast Forward Level B Teacher Guide	$43.15		NYSTL Adoption
NY	2004		Metro			Fast Forward Level C Student Handbook	$9.67		NYSTL Adoption
NY	2004		Metro			Fast Forward Level C Student Handbook 10 Pack	$80.95		NYSTL Adoption
NY	2004		Metro			Fast Forward Level C Student Kit With 5 Story Paper	$323.95		NYSTL Adoption
NY	2004		Metro			Fast Forward Level C Students Kit With Color Reader	$394.15		NYSTL Adoption
NY	2004		Metro			Fast Forward Level C Teacher Guide	$43.15		NYSTL Adoption
NY	2004		Metro			Fast Forward Level D Student Handbook	$9.67		NYSTL Adoption
NY	2004		Metro			Fast Forward Level D Student Handbook 10 Pack	$80.95		NYSTL Adoption
NY	2004		Metro			Fast Forward Level D Students Kit With 5 Story Paper	$323.95		NYSTL Adoption
NY	2004		Metro			Fast Forward Level D Students Kit With Color Reader	$399.55		NYSTL Adoption
NY	2004		Metro			Fast Forward Level D Teacher Guide	$43.15		NYSTL Adoption
NY	2004		Metro			Fast Forward Level E Student Handbook	$9.67		NYSTL Adoption
NY	2004		Metro			Fast Forward Level E Student Handbook 10 Pack	$80.95		NYSTL Adoption
NY	2004		Metro			Fast Forward Level E Student Kit With 5 Story Paper	$323.95		NYSTL Adoption
NY	2004		Metro			Fast Forward Level E Student Kit With Color Reader	$399.55		NYSTL Adoption
NY	2004		Metro			Fast Forward Level E Teacher Guide	$43.15		NYSTL Adoption
NY	2004		Metro			Fast Forward Level F Student Handbook	$9.67		NYSTL Adoption
NY	2004		Metro			Fast Forward Level F Student Handbook 10 Pack	$80.95		NYSTL Adoption
NY	2004		Metro			Fast Forward Level F Student Kit 10 Pack	$323.95		NYSTL Adoption
NY	2004		Metro			Fast Forward Level F Student Kit With Color Reader	$399.55		NYSTL Adoption
NY	2004		Metro			Feast for Ten Big Book	$32.35		NYSTL Adoption
NY	2004		Metro			Feast for Ten Little Books 6 Pack	$49.63		NYSTL Adoption
NY	2004		Metro			Feet Go Two By Two 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Figuras Big Book	$50.71		NYSTL Adoption
NY	2004		Metro			Fingers Go Five By Five 6 Pack	$26.95		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NY	2004		Metro			Fractions Big Book	$50.71		NYSTL Adoption
NY	2004		Metro			Friends and Families Big Book Theme Package 2	$181.39		NYSTL Adoption
NY	2004		Metro			Friends and Their Pets Level C 1-5 6 Pack	$50.71		NYSTL Adoption
NY	2004		Metro			Friends Are Full of Surprises Level B 6-10 6 Pack	$50.71		NYSTL Adoption
NY	2004		Metro			Friends Are Loyal Level F 6-10 6 Pack	$63.67		NYSTL Adoption
NY	2004		Metro			Friends Get Together Level B 1-5 6 Pack	$50.71		NYSTL Adoption
NY	2004		Metro			Friends Go Places Level C 6-10 6 Pack	$50.71		NYSTL Adoption
NY	2004		Metro			Friends Have Fun Level A 6-10 6 Pack	$50.71		NYSTL Adoption
NY	2004		Metro			Friends Help Each Other Level D 1-5 6 Pack	$63.67		NYSTL Adoption
NY	2004		Metro			Friends Learn From Each Other Level E 6-10 6 Pack	$63.67		NYSTL Adoption
NY	2004		Metro			Friends Share Adventures Level D 6-10 6 Pack	$63.67		NYSTL Adoption
NY	2004		Metro			Friends Solve Problems Level F 1-5 6 Pack	$63.67		NYSTL Adoption
NY	2004		Metro			Friends Work As A Team Level E 1-5 6 Pack	$63.67		NYSTL Adoption
NY	2004		Metro			From Ten To One Hundred Big Book	$53.95		NYSTL Adoption
NY	2004		Metro			From Twenty To Fifty Big Book	$50.71		NYSTL Adoption
NY	2004		Metro			Game Day 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			Gasto Monedas De Diez Una A Una 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Get Down From That Vine 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			Get Rid of That Dog 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			Gira A La Izquierda, Gira A La Derecha 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Glide, Frog, Glide! 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			Good Times At the Lake 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			Growing Vegetable Soup Big Book	$32.35		NYSTL Adoption
NY	2004		Metro			Growing Vegetable Soup Little Book 6 Pack	$49.63		NYSTL Adoption
NY	2004		Metro			Hagamos Doce Bolsitas De Fiesta 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Half is Fair 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Happiness Is Having Friends 6 Pack	$29.11		NYSTL Adoption
NY	2004		Metro			Have you Met My Pet? 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			Home and Community Big Book Theme Package 3	$159.79		NYSTL Adoption
NY	2004		Metro			Horse Show 6 Pack	$29.11		NYSTL Adoption
NY	2004		Metro			How Do We Use Money? 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			How Many Are Missing? 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			How Many Groups Big Book	$50.71		NYSTL Adoption
NY	2004		Metro			How Many In All? 6 Pack	$25.87		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NY	2004		Metro			How Many is Fifty? 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			How Many Now? Big Book	$53.95		NYSTL Adoption
NY	2004		Metro			How Many? How Much? Big Book	$45.31		NYSTL Adoption
NY	2004		Metro			Hungry Plants 10 Pack	$140.35		NYSTL Adoption
NY	2004		Metro			Hungry Plants 10 Pack	$140.35		NYSTL Adoption
NY	2004		Metro			Hungry Plants Chapter Book 10 Pack	$53.95		NYSTL Adoption
NY	2004		Metro			Hungry Plants Student Handbook 10 Pack	$85.27		NYSTL Adoption
NY	2004		Metro			Hungry Plants Teacher Guide	$10.75		NYSTL Adoption
NY	2004		Metro			Hurricanes 10 Pack	$140.35		NYSTL Adoption
NY	2004		Metro			Hurricanes Chapter Book 10 Pack	$86.35		NYSTL Adoption
NY	2004		Metro			Hurricanes Student Handbook 10 Pack	$85.27		NYSTL Adoption
NY	2004		Metro			Hurricanes Teacher Guide	$10.75		NYSTL Adoption
NY	2004		Metro			I am Ben 10 Pack	$37.75		NYSTL Adoption
NY	2004		Metro			I Don’t Want To Scare You 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			I Had a Hippo 6 Pack	$49.63		NYSTL Adoption
NY	2004		Metro			I’ll Catch The Moon 6 Pack	$49.63		NYSTL Adoption
NY	2004		Metro			I’ll Catch The Moon Big Book	$32.35		NYSTL Adoption
NY	2004		Metro			In And Out of the Toy Box 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Is Boo With You? 10 Pack	$37.75		NYSTL Adoption
NY	2004		Metro			Is Tasha Up? 10 Pack	$37.75		NYSTL Adoption
NY	2004		Metro			It’s About Time 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Just a Little 10 Pack	$37.75		NYSTL Adoption
NY	2004		Metro			Kente Colors 10 Pack	$49.63		NYSTL Adoption
NY	2004		Metro			Kente Colors Big Book	$32.35		NYSTL Adoption
NY	2004		Metro			Kindergarten Little Readers 10 Pack	$269.95		NYSTL Adoption
NY	2004		Metro			Kindergarten Standardized Practice Test 10 Pack	$32.35		NYSTL Adoption
NY	2004		Metro			Kindergarten Student Kit 10 Pack	$1,075.63		NYSTL Adoption
NY	2004		Metro			Kindergarten Student Kit 20 Pack	$1,619.19		NYSTL Adoption
NY	2004		Metro			Kindergarten Teacher Edition Volume 1 Units 1-8	$21.55		NYSTL Adoption
NY	2004		Metro			Kindergarten Teacher Edition Volume 2 Units 9-16	$21.55		NYSTL Adoption
NY	2004		Metro			Kindergarten Teacher Edition Volume 3 Units 17-24	$21.55		NYSTL Adoption
NY	2004		Metro			Kindergarten Teacher Edition Volume 4 Units 25-32	$21.55		NYSTL Adoption
NY	2004		Metro			La Causa & Days Of Courage 6 Pack	$642.60		NYSTL Adoption
NY	2004		Metro			La Causa Chapter Book 10 Pack	$86.35		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NY	2004		Metro			La Causa Chapter Book 10 Pack With Teacher Guide	$161.95		NYSTL Adoption
NY	2004		Metro			La Causa Student Handbook 10 Pack	$79.87		NYSTL Adoption
NY	2004		Metro			La Simetria 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Lean Mean Pizza Machine	$29.11		NYSTL Adoption
NY	2004		Metro			Let’s Share 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Letter Cards 10 Pack	$43.15		NYSTL Adoption
NY	2004		Metro			Letter Cards 6 Pack	$29.11		NYSTL Adoption
NY	2004		Metro			Level A Student Kit 20 Pack	$971.95		NYSTL Adoption
NY	2004		Metro			Level A Student Kit 6 Pack	$647.95		NYSTL Adoption
NY	2004		Metro			Level B 10 Titles, 6 Copies of Each	$215.95		NYSTL Adoption
NY	2004		Metro			Level B Student Kit 20 Pack	$971.95		NYSTL Adoption
NY	2004		Metro			Level B Student Kit 6 Pack	$647.95		NYSTL Adoption
NY	2004		Metro			Level C 10 Titles, 6 Copies Each	$215.95		NYSTL Adoption
NY	2004		Metro			Level C Student Kit 20 Pack	$971.95		NYSTL Adoption
NY	2004		Metro			Level C Student Kit 6 Pack	$647.95		NYSTL Adoption
NY	2004		Metro			Level D 10 Titles, 6 Copies Each	$269.95		NYSTL Adoption
NY	2004		Metro			Level D Student Kit 20 Pack	$950.35		NYSTL Adoption
NY	2004		Metro			Level E 10 Titles, 6 Copies Each	$269.95		NYSTL Adoption
NY	2004		Metro			Level E Student Kit 20 Pack	$950.35		NYSTL Adoption
NY	2004		Metro			Level F Student Kit 20 Pack	$950.35		NYSTL Adoption
NY	2004		Metro			Life With Max Big Book	$32.35		NYSTL Adoption
NY	2004		Metro			Life With Max Little Book 6 Pack	$49.63		NYSTL Adoption
NY	2004		Metro			Little Readers Level A 10 Titles, 6 Copies Each	$215.95		NYSTL Adoption
NY	2004		Metro			Looking At Shapes Big Book	$53.95		NYSTL Adoption
NY	2004		Metro			Los Numeros Level 10-12 Big Book	$45.31		NYSTL Adoption
NY	2004		Metro			Los Numeros Level 1-5 Big Book	$53.95		NYSTL Adoption
NY	2004		Metro			Los Numeros Level 6-9 Big Book	$50.71		NYSTL Adoption
NY	2004		Metro			Los Perritos Vienen Y Van 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Lost And Found 6 Pack	$29.11		NYSTL Adoption
NY	2004		Metro			Make My Day 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			Make The Best Of it 6 Pack	$29.11		NYSTL Adoption
NY	2004		Metro			Making Twelve Party Bags 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Marta Stays Over 6 Pack	$29.11		NYSTL Adoption
NY	2004		Metro			Math Bridges Blue Level Kit for 20 With 1 Teacher’s	$292.63		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NY	2004		Metro			Math Bridges Blue Level Student Edition	$15.00		NYSTL Adoption
NY	2004		Metro			Math Bridges Blue Level Student Edition	$15.00		NYSTL Adoption
NY	2004		Metro			Math Bridges Blue Level Student Edition 10 Pack	$137.11		NYSTL Adoption
NY	2004		Metro			Math Bridges Blue Level Teacher Edition	$21.55		NYSTL Adoption
NY	2004		Metro			Math Bridges Gold Level Kit for 20 With 1 Teacher’s	$292.63		NYSTL Adoption
NY	2004		Metro			Math Bridges Gold Level Student Edition	$15.00		NYSTL Adoption
NY	2004		Metro			Math Bridges Gold Level Student Edition 10 Pack	$137.11		NYSTL Adoption
NY	2004		Metro			Math Bridges Green Level Kit for 20 With 1 Teacher’s	$292.63		NYSTL Adoption
NY	2004		Metro			Math Bridges Green Level Student Edition	$15.00		NYSTL Adoption
NY	2004		Metro			Math Bridges Green Level Student Edition	$15.00		NYSTL Adoption
NY	2004		Metro			Math Bridges Green Level Student Edition 10 Pack	$137.11		NYSTL Adoption
NY	2004		Metro			Math Bridges Green Level Teacher Edition	$21.55		NYSTL Adoption
NY	2004		Metro			Math Bridges Red Level	$15.00		NYSTL Adoption
NY	2004		Metro			Math Bridges Red Level Kit for 20 With 1 Teacher’s E	$292.63		NYSTL Adoption
NY	2004		Metro			Math Bridges Red Level Student Edition	$15.00		NYSTL Adoption
NY	2004		Metro			Math Bridges Red Level Student Edition 10 Pack	$137.11		NYSTL Adoption
NY	2004		Metro			Math Bridges Red Level Teacher’s Edition	$21.55		NYSTL Adoption
NY	2004		Metro			Math Readers Big Book Super Pack Level A Red	$280.75		NYSTL Adoption
NY	2004		Metro			Math Readers Big Books Super Pack Level B Yellow	$518.35		NYSTL Adoption
NY	2004		Metro			Math Readers Level A Red 24 Titles, 6 Copies Each	$529.15		NYSTL Adoption
NY	2004		Metro			Math Readers Level A Red Complete Set	$593.95		NYSTL Adoption
NY	2004		Metro			Math Readers Level A Red Complete Set Spanish	$572.35		NYSTL Adoption
NY	2004		Metro			Math Readers Level A Red Student Kit 24 Titles, 1 C	$97.15		NYSTL Adoption
NY	2004		Metro			Math Readers Level A Red Student Kit 24 Titles, 1 C	$97.15		NYSTL Adoption
NY	2004		Metro			Math Readers Level A Red Student Kit 24 Titles, 6 C	$529.15		NYSTL Adoption
NY	2004		Metro			Math Readers Level A Teacher’s Guide	$17.23		NYSTL Adoption
NY	2004		Metro			Math Readers Level B Complete Set Spanish	$593.95		NYSTL Adoption
NY	2004		Metro			Math Readers Level B Yellow Complete Set	$615.55		NYSTL Adoption
NY	2004		Metro			Math Readers Level B Yellow Student Kit 24 Titles, 1	$97.15		NYSTL Adoption
NY	2004		Metro			Math Readers Level B Yellow Student Kit 24 Titles, 1	$97.15		NYSTL Adoption
NY	2004		Metro			Math Readers Level B Yellow Student Kit 24 Titles, 6	$550.75		NYSTL Adoption
NY	2004		Metro			Math Readers Level B Yellow Student Kit 24 Titles, 6	$550.75		NYSTL Adoption
NY	2004		Metro			Meet New Friends Level A 1-5 6 Pack	$50.71		NYSTL Adoption
NY	2004		Metro			Metro Bridges Gold Teacher’s Edition	$21.55		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NY	2004		Metro			Metro ELL Grade 1 Program	$194.35		NYSTL Adoption
NY	2004		Metro			Metro Math Readers Teacher’s Guide Level B	$17.23		NYSTL Adoption
NY	2004		Metro			Metro Reading Kindergarten ELL Program Lap Book	$118.75		NYSTL Adoption
NY	2004		Metro			Mira Con Cuidadol Big Book	$50.71		NYSTL Adoption
NY	2004		Metro			Money Big Book	$53.95		NYSTL Adoption
NY	2004		Metro			Money Counts 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Multicultural Big Books (20 Books)	$585.15		NYSTL Adoption
NY	2004		Metro			My Friends Big Book	$32.35		NYSTL Adoption
NY	2004		Metro			My Friends Little Books 6 Pack	$49.63		NYSTL Adoption
NY	2004		Metro			My Letter Book 10 Pack	$86.35		NYSTL Adoption
NY	2004		Metro			My Letter Book 10 Pack And Teacher Guide	$89.59		NYSTL Adoption
NY	2004		Metro			My Letter Book Teacher’s Guide	$7.51		NYSTL Adoption
NY	2004		Metro			My Literature Book Anthology Level A	$23.71		NYSTL Adoption
NY	2004		Metro			My Literature Book Anthology Level B	$23.71		NYSTL Adoption
NY	2004		Metro			My Literature Book Anthology Level C	$23.71		NYSTL Adoption
NY	2004		Metro			My Literature Book Anthology Level D	$23.71		NYSTL Adoption
NY	2004		Metro			My Literature Book Anthology Level E	$23.71		NYSTL Adoption
NY	2004		Metro			My Literature Book Anthology Level F	$23.71		NYSTL Adoption
NY	2004		Metro			My Literature Book Level A 6 Pack	$159.79		NYSTL Adoption
NY	2004		Metro			My Literature Book Level B 6 Pack	$159.79		NYSTL Adoption
NY	2004		Metro			My Literature Book Level D 6 Pack	$194.35		NYSTL Adoption
NY	2004		Metro			My Literature Book Level E 6 Pack	$194.35		NYSTL Adoption
NY	2004		Metro			My Literature Book Level F 6 Pack	$194.35		NYSTL Adoption
NY	2004		Metro			My Literature Book Teacher Guide Level A	$16.15		NYSTL Adoption
NY	2004		Metro			My Literature Book Teacher Guide Level B	$16.15		NYSTL Adoption
NY	2004		Metro			My Practice Book Level A 6 Pack	$43.15		NYSTL Adoption
NY	2004		Metro			My Practice Book Level B 6 Pack	$43.15		NYSTL Adoption
NY	2004		Metro			My Practice Book Level C 6 Pack	$43.15		NYSTL Adoption
NY	2004		Metro			My Practice Book Level D 6 Pack	$43.15		NYSTL Adoption
NY	2004		Metro			My Practice Book Level E 6 Pack	$43.15		NYSTL Adoption
NY	2004		Metro			My Practice Book Level F 6 Pack	$43.15		NYSTL Adoption
NY	2004		Metro			No! Not Again 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			Odd Number Thirteen 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Once There Were Twelve 6 Pack	$26.95		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NY	2004		Metro			One Afternoon Big Book	$32.35		NYSTL Adoption
NY	2004		Metro			One Afternoon Little Book 6 Pack	$49.63		NYSTL Adoption
NY	2004		Metro			One Little Tooth 6 Pack	$29.11		NYSTL Adoption
NY	2004		Metro			Oscar Asked “Why?” Big Book	$32.35		NYSTL Adoption
NY	2004		Metro			Oscar Asked “Why?” Little Book 6 Pack	$49.63		NYSTL Adoption
NY	2004		Metro			Osceola & A Place Called Heartbreak 8 Pack	$642.60		NYSTL Adoption
NY	2004		Metro			Osceola 10 Pack With 1 Teacher’s Edition	$161.95		NYSTL Adoption
NY	2004		Metro			Osceola Chapter Book 10 Pack	$86.35		NYSTL Adoption
NY	2004		Metro			Osceola Student Handbook 10 Pack	$79.87		NYSTL Adoption
NY	2004		Metro			Ositos De Diez En Diez 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Paso A Paso Resolucion De Problemas 1 10 Student	$105.83		NYSTL Adoption
NY	2004		Metro			Paso A Paso Resolucion De Problemas 1 20 Student	$215.95		NYSTL Adoption
NY	2004		Metro			Paso A Paso Resolucion De Problemas 1 Spanish S	$10.75		NYSTL Adoption
NY	2004		Metro			Paso A Paso Resolucion De Problemas 2 (20 Student	$215.95		NYSTL Adoption
NY	2004		Metro			Paso A Paso Resolucion De Problemas 2 Spanish S	$10.75		NYSTL Adoption
NY	2004		Metro			Paso A Paso Resolucion De Problemas 3	$11.44		NYSTL Adoption
NY	2004		Metro			Paso A Paso Resolucion De Problemas 3 (10 Student	$114.43		NYSTL Adoption
NY	2004		Metro			Paso A Paso Resolucion De Problemas 3 (20 Student	$242.95		NYSTL Adoption
NY	2004		Metro			Pen Pals 6 Pack	$29.11		NYSTL Adoption
NY	2004		Metro			People Around You Big Book	$45.31		NYSTL Adoption
NY	2004		Metro			People Around You Little Book 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Pet Show Big Book	$32.35		NYSTL Adoption
NY	2004		Metro			Pet Show 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			Pet Show Little Book 6 Pack	$49.63		NYSTL Adoption
NY	2004		Metro			Pies De Dos En Dos 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Polar Bear, Polar Bear, What Do You Hear? Big Book	$32.35		NYSTL Adoption
NY	2004		Metro			Polar Bear, Polar Bear, What Do You Hear? Little Book	$49.63		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 1 10 Complete Student Kit	$105.83		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 1 10 Student Instruction Kit	$95.79		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 1 20 Student Kit With Teacher’	$215.95		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 1 6 Student Kit	$51.79		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 1 Pre/Post Tests 6 Student Kit	$61.51		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 1 Pretest/Posttest 10 Pack	$10.75		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 1 Student Worktext	$10.36		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NY	2004		Metro			Problem Solving Step 1 Teacher’s Edition	$17.23		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 2 10 Complete Student Kit	$105.83		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 2 10 Student Instruction Kit	$95.79		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 2 20 Student Kit With Teacher’	$215.95		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 2 6 Student Kit	$51.79		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 2 6 Student Kit	$51.79		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 2 Pretest/Posttest 10 Pack	$10.75		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 2 Student Worktext	$10.36		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 2 Teacher’s Edition	$17.23		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 3 10 Student Kit	$114.43		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 3 20 Student Kit With Teacher’	$242.95		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 3 6 Student Kit	$67.99		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 3 6 Student Kit	$58.27		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 3 Pre/Post Tests 10 Pack	$10.75		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 3 Student Worktext	$11.44		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 3 Teacher’s Edition	$17.23		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 4 10 Student Instruction Kit	$114.43		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 4 10 Student Kit	$114.43		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 4 20 Student Kit With Teacher’	$242.95		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 4 6 Student Kit	$67.99		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 4 6 Student Kit	$58.27		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 4 Pre/Post Tests 10 Pack	$10.75		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 4 Student Worktext	$11.44		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 4 Teacher’s Edition	$17.23		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 5	$242.95		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 5 10 Student Instruction Kit	$114.43		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 5 10 Student Kit	$242.95		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 5 6 Student Kit	$67.99		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 5 Pre/Post Tests 10 Pack	$10.75		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 5 Student Worktext	$11.44		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 5 Teacher’s Edition	$17.23		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 6 10 Student Instruction Kit	$114.43		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 6 10 Student Kit	$114.43		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 6 20 Student Kit With Teacher’	$242.95		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NY	2004		Metro			Problem Solving Step 6 6 Student Kit	$67.99		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 6 6 Student Kit	$58.27		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 6 Pre/Post Tests 10 Pack	$10.75		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 6 Student Worktext	$11.44		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 6 Teacher’s Edition	$17.23		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 7 10 Student Instruction Kit	$124.15		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 7 10 Student Kit	$124.15		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 7 20 Student Kit With Teacher	$266.71		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 7 6 Pack	$71.23		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 7 Pre/Post Tests 10 Pack	$10.75		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 7 Student Worktext	$12.52		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 7 Teacher’s Edition	$17.23		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 7 Teacher’s Edition	$91.75		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 7 Teacher’s Edition	$77.71		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 8 10 Student Instruction Kit	$124.15		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 8 10 Student Kit	$124.15		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 8 20 Student Kit With Teacher	$266.71		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 8 6 Pack	$71.23		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 8 6 Student Kit	$91.75		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 8 6 Students	$77.71		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 8 Pre/Post Tests 10 Pack	$10.75		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 8 Student Edition	$12.52		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 8 Student Worktext	$12.52		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 8 Teacher’s Edition	$17.23		NYSTL Adoption
NY	2004		Metro			Problem Solving Step 8 Teacher’s Edition	$85.27		NYSTL Adoption
NY	2004		Metro			Puppies In, Puppies Out 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Que Dos Cosas Son Iguales? 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			Que Es Una Mitad? 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			Quien Faita? 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			Reading Assessment Level A 10 Pack	$43.15		NYSTL Adoption
NY	2004		Metro			Reading Assessment Level B 10 Pack	$43.15		NYSTL Adoption
NY	2004		Metro			Reading Assessment Level C 10 Pack	$43.15		NYSTL Adoption
NY	2004		Metro			Reading Assessment Level D 10 Pack	$43.15		NYSTL Adoption
NY	2004		Metro			Reading Assessment Level E 10 Pack	$43.15		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
NY	2004		Metro			Reading Assessment Level F 10 Pack	$43.15		NYSTL Adoption
NY	2004		Metro			Reading Intervention Level A 10 Student Kit	$334.75		NYSTL Adoption
NY	2004		Metro			Reading Intervention Level B 10 Student Kit	$334.75		NYSTL Adoption
NY	2004		Metro			Reading Intervention Level C 10 Student Kit	$334.75		NYSTL Adoption
NY	2004		Metro			Reading Intervention Level D 10 Student Kit	$377.95		NYSTL Adoption
NY	2004		Metro			Reading Intervention Level E 10 Student Kit	$377.95		NYSTL Adoption
NY	2004		Metro			Reading Intervention Level F 10 Student Kit	$377.95		NYSTL Adoption
NY	2004		Metro			Reading Placement Test 1	$10.75		NYSTL Adoption
NY	2004		Metro			Reading Placement Test 2	$10.75		NYSTL Adoption
NY	2004		Metro			Reading Placement Test 3	$10.75		NYSTL Adoption
NY	2004		Metro			Reading Standardized Kindergarten Practice Test 10	$32.35		NYSTL Adoption
NY	2004		Metro			Rectangles 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			Rectangulos 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			Road Builders Big Book	$32.35		NYSTL Adoption
NY	2004		Metro			Road Builders Little Books 6 Pack	$49.63		NYSTL Adoption
NY	2004		Metro			Rows and Rows Of Marigolds 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			School To Home Bags 10 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			School To Home Bags 6 Pack	$18.31		NYSTL Adoption
NY	2004		Metro			Shapes Big Book	$50.71		NYSTL Adoption
NY	2004		Metro			Sharing and Caring Big Book Theme Package 4	$181.39		NYSTL Adoption
NY	2004		Metro			Side By Side 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			Sidewalk Fun 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			Skip Counting Big Book	$53.95		NYSTL Adoption
NY	2004		Metro			Slide and Ride 6 Pack	$24.79		NYSTL Adoption
NY	2004		Metro			Social Studies Big Book Super Pack	$323.95		NYSTL Adoption
NY	2004		Metro			Social Studies Big Books 1-3 Teacher Edition	$16.15		NYSTL Adoption
NY	2004		Metro			Social Studies Big Books 4-6 Teacher’s Edition	$16.15		NYSTL Adoption
NY	2004		Metro			Spending Dimes One At A Time 6 Pack	$26.95		NYSTL Adoption
NY	2004		Metro			Squares 6 Pack	$25.87		NYSTL Adoption
NY	2004		Metro			Star Factories 10 Pack	$183.55		NYSTL Adoption
NY	2004		Metro			Star Factories Chapter Book 10 Pack	$97.15		NYSTL Adoption
NY	2004		Metro			Star Factories Student Handbook 10 Pack	$79.87		NYSTL Adoption
NY	2004		Metro			Star Factories Teacher’s Edition	$10.75		NYSTL Adoption
NY	2004		Metro			Symmetry 6 Pack	$26.95		NYSTL Adoption

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
TN	2001	2007	Metro	88559	1581201699	Metro Early Reading Program Level E My Literature Book Teacher’s Guide	$14.95	1999
TN	2001	2007	Metro	90712	1581201818	Metro Early Reading Program Level E My Practice Book	$6.95	1999
TN	2001	2007	Metro	90721	1581201826	Metro Early Reading Program Level E My Practice Book 6 Pack	$37.95	1999
TN	2001	2007	Metro	77850	1581202768	Metro Early Reading Program Level E Program Organizer	$9.95	1999
TN	2001	2007	Metro	87871	1581202520	Metro Early Reading Program Level E Teacher’s Edition Units 1-5	$49.95	1999
TN	2001	2007	Metro	87880	1581202563	Metro Early Reading Program Level E Teacher’s Edition Units 6-10	$49.95	1999
TN	2001	2007	Metro	87548	1581201923	Metro Early Reading Program Level E Teacher’s Resource Book	$29.95	1999
TN	2001	2007	Metro	87919	1581202113	Metro Early Reading Program Level F Assessment Kit 6 Pack	$23.95	1999
TN	2001	2007	Metro	85391	1581201990	Metro Early Reading Program Level F Audio Cassettes 4 Pack	$29.95	1999
TN	2001	2007	Metro	90510	1581201702	Metro Early Reading Program Level F My Literature Book - Hardcover	$29.95	1999
TN	2001	2007	Metro	90528	1581201710	Metro Early Reading Program Level F My Literature Book 6 Pack	$164.95	1999
TN	2001	2007	Metro	88567	1581201729	Metro Early Reading Program Level F My Literature Book Teacher’s Guide	$14.95	1999
TN	2001	2007	Metro	90747	1581201834	Metro Early Reading Program Level F My Practice Book	$6.95	1999
TN	2001	2007	Metro	90755	1581201842	Metro Early Reading Program Level F My Practice Book 6 Pack	$37.95	1999
TN	2001	2007	Metro	88014	1581202865	Metro Early Reading Program Level F Program Kit for 6 Students	$649.95	1999
TN	2001	2007	Metro	77876	1581202776	Metro Early Reading Program Level F Program Organizer	$6.95	1999
TN	2001	2007	Metro	88225	1581202628	Metro Early Reading Program Level F Teacher’s Edition Units 1-5	$49.95	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
TN	2001	2007	Metro	88233	1581202679	Metro Early Reading Program Level F Teacher’s Edition Units 6-10	$49.95	1999
TN	2001	2007	Metro	87898	1581201931	Metro Early Reading Program Level F Teacher’s Resource Book	$29.95	1999
TN	2001	2007	Metro	78123	1581206941	Metro Early Reading Program Levels A-C Complete Grade 1 Program for 20 Students	$2,495.00	1999
TN	2001	2007	Metro	95169	1581202806	Metro Early Reading Program Levels A-C Complete Grade 1 Program for 6 Students	$1,699.95	1999
TN	2001	2007	Metro	See Tea	See Teacher’s Ed	Metro Early Reading Program Levels A-C Teacher’s Editions	$—	1999
TN	2001	2007	Metro	See Tea	See Teacher’s Re	Metro Early Reading Program Levels A-C Teacher’s Resource Book	$—	1999
TN	2001	2007	Metro	87505	1581206313	Metro Early Reading Program Levels D-F ELL Complete Kit	$—	1999
TN	2001	2007	Metro	89762	1581200870	Metro Early Reading Program Multicultural Song Collection 4 Pack	$29.95	1999
TN	2001	2007	Metro	89957	158120079X	Metro Early Reading Program My Letter Book	$7.95	1999
TN	2001	2007	Metro	89914	1581200803	Metro Early Reading Program My Letter Book Pack of 10	$69.95	1999
TN	2001	2007	Metro	89965	1581200811	Metro Early Reading Program My Letter Book Teacher’s Guide	$—	1999
TN	2001	2007	Metro	74464	158120082X	Metro Early Reading Program Poster Set	$49.95	1999
TN	2001	2007	Metro	93420	1581200838	Metro Early Reading Program Poster Set Teacher’s Guide	$—	1999
TN	2001	2007	Metro	94908	1581201249	Metro Early Reading Program School-to-Horne Bags 6 pack	$12.95	1999
TN	2001	2007	Metro	95046	158120096X	Metro Early Reading Program Sing-Along Song Book	$14.95	1999
TN	2001	2007	Metro	97009	1581200900	Metro Early Reading Program Student Inventory/Assessment	$4.95	1999
TN	2001	2007	Metro	97797	1581200781	Metro Early Reading Program Take Home Readers Blackline Masters	$—	1999
TN	2001	2007	Metro	100642	1581200943	Metro Early Reading Program Teacher’s Edition Units 17-24	$—	1999

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
TN	2001	2007	Metro	100634	1581200927	Metro Early Reading Program Teacher’s Edition Units 1-8	$—	1999
TN	2001	2007	Metro	100651	1581200951	Metro Early Reading Program Teacher’s Edition Units 25-32	$—	1999
TN	2001	2007	Metro	100677	1581200935	Metro Early Reading Program Teacher’s Edition Units 9-16	$—	1999
TN	2001	2007	Metro	94123	1581200897	Metro Early Reading Program Teacher’s Program Guide	$—	1999
TN	2001	2007	Metro	91088	1581202784	Metro Early Reading Program Teacher’s Program Guide	$9.95	1999
TN	2001	2007	Metro	98044	1581200854	Metro Early Reading Program Teacher’s Resource Book Blackline Masters	$—	1999
TN	2001	2007	Metro	100183	1581200986	Metro Early Reading Program Transition #1 Quick Program For 10 Students	$245.95	1999
TN	2001	2007	Metro	100212	1581200978	Metro Early Reading Program Transition #2 Intensive Program for 10 Students	$395.95	1999
TX	2003	2009	Sopris	24926	1570353603	Building Early Literacy and Language Skills	$35.00	2001
TX	2003	2009	Sopris	63790	1570356491	We Can!	$1,425.00	2003
TX	2003	2009	Sopris	28960	931993083	We Can! A Word In Hand Book 1	$10.95	1984
TX	2003	2009	Sopris	27799	1570355991	We Can! Acetate Paddles	$39.00	2003
TX	2003	2009	Sopris	28919	931993482	We Can! Alphabet Lotto Game English/ASL	$6.95	1992
TX	2003	2009	Sopris	28871	931993652	We Can! Alphabet of Animal Signs	$3.95	1994
TX	2003	2009	Sopris	27334	1570356394	We Can! Animals 4 Pack	$14.00	2003
TX	2003	2009	Sopris	27457	1570355355	We Can! Animals!	$20.00	2003
TX	2003	2009	Sopris	24141	1570356289	We Can! Attribute Blocks Desk Set	$40.00	2003
TX	2003	2009	Sopris	26403	1570355800	We Can! Black line Masters	$80.00	2003
TX	2003	2009	Sopris	26585	1570355657	We Can! Classroom Posters	$131.50	2003
TX	2003	2009	Sopris	26438	1570355924	We Can! Color Squares	$15.00	2003
TX	2003	2009	Sopris	27801	1570356300	We Can! Counting Manipulative Dotted Dice 6 Pack	$10.00	2003
TX	2003	2009	Sopris	24168	1570356262	We Can! Counting Objects	$30.00	2003
TX	2003	2009	Sopris	27318	1570356378	We Can! Fall 4 Pack	$14.00	2003
TX	2003	2009	Sopris	27431	1570355339	We Can! Fall! 4 Pack	$20.00	2003
TX	2003	2009	Sopris	28898	931993873	We Can! Foods	$3.95	1997

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
TX	2003	2009	Sopris	28901	931993881	We Can! Fruits and Vegetables	$3.95	1997
TX	2003	2009	Sopris	27086	1570355908	We Can! I CAN Big Books English/Spanish	$200.00	2003
TX	2003	2009	Sopris	27158	157035572X	We Can! I Can Draw Animals	$20.00	2003
TX	2003	2009	Sopris	27123	157035569X	We Can! I Can Draw Foods I Like To Eat	$20.00	2003
TX	2003	2009	Sopris	27094	1570355673	We Can! I Can Draw Me!	$20.00	2003
TX	2003	2009	Sopris	27115	1570355681	We Can! I Can Draw My House	$20.00	2003
TX	2003	2009	Sopris	27174	1570355746	We Can! I Can Draw Things in Spring	$20.00	2003
TX	2003	2009	Sopris	27107	1570355762	We Can! I Can Draw Things On A Farm	$20.00	2003
TX	2003	2009	Sopris	27140	1570355711	We Can! I Can Draw Things That Are Baked	$20.00	2003
TX	2003	2009	Sopris	27166	1570355738	We Can! I Can Draw Things That Go	$20.00	2003
TX	2003	2009	Sopris	27182	1570355754	We Can! I Can Draw Things That Grow	$20.00	2003
TX	2003	2009	Sopris	27131	1570355703	We Can! I Can Draw Things That Happen In Fall	$20.00	2003
TX	2003	2009	Sopris	26534	1570356327	We Can! Instructional Management Materials	$497.95	2003
TX	2003	2009	Sopris	26366	157035586X	We Can! Job Title Cards English/Spanish	$15.00	2003
TX	2003	2009	Sopris	27836	1570356440	We Can! Language Arts Material	$134.95	2003
TX	2003	2009	Sopris	28880	1570356483	We Can! Language Books English/ASL 4 Pack	$16.80	2003
TX	2003	2009	Sopris	27502	1570356319	We Can! Language/Early Literacy Development	$645.95	2003
TX	2003	2009	Sopris	27078	1570355517	We Can! Letters, Sounds and Strokes Flash Cards	$20.00	2003
TX	2003	2009	Sopris	27191	1570355533	We Can! Letters, Sounds and Strokes Letter Cards	$45.00	2003
TX	2003	2009	Sopris	27238	1570355525	We Can! Letters, Sounds and Strokes Memory Cards	$20.00	2003
TX	2003	2009	Sopris	27262	1570355509	We Can! Letters, Sounds, and Strokes Poster	$95.00	2003
TX	2003	2009	Sopris	27861	1570355983	We Can! Magnifying Glass	$29.00	2003
TX	2003	2009	Sopris	26569	1570355827	We Can! Manage the Preschool Classroom Management Video and Guide	$45.00	2003
TX	2003	2009	Sopris	27844	1570356467	We Can! Mathematics	$216.50	2003
TX	2003	2009	Sopris	27852	1570356297	We Can! Measurement Tools 6 Pack	$92.50	2003
TX	2003	2009	Sopris	27393	1570355304	We Can! My Big Book About Me!	$20.00	2003
TX	2003	2009	Sopris	27271	1570356343	We Can! My Big Book About Me! 4 Pack	$14.00	2003
TX	2003	2009	Sopris	27203	1570355770	We Can! My Big Book of Colors and Shapes	$20.00	2003
TX	2003	2009	Sopris	27211	1570355789	We Can! My Big Book of More or Less	$20.00	2003
TX	2003	2009	Sopris	27220	1570355797	We Can! My Big Book of Numbers and Counting	$20.00	2003

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
TX	2003	2009	Sopris	27414	1570355312	We Can! People Are Special and Different!	$20.00	2003
TX	2003	2009	Sopris	27297	1570356351	We Can! People Are Special and Different! 4 Pack	$14.00	2003
TX	2003	2009	Sopris	27300	157035636X	We Can! People That Help 4 Pack	$14.00	2003
TX	2003	2009	Sopris	27422	1570355320	We Can! People That Help!	$20.00	2003
TX	2003	2009	Sopris	28927	093199389X	We Can! Pets, Animals and Creatures	$4.95	1997
TX	2003	2009	Sopris	24213	1570355967	We Can! Plastic Magnetic Letters, Lowercase	$44.00	2003
TX	2003	2009	Sopris	24264	1570355975	We Can! Plastic Magnetic Letters, Uppercase	$44.00	2003
TX	2003	2009	Sopris	24230	1570356270	We Can! Plastic Numerals Number Set	$44.00	2003
TX	2003	2009	Sopris	26577	1570355894	We Can! Program Overview	$—	2003
TX	2003	2009	Sopris	27908	1570356459	We Can! Science	$107.00	2003
TX	2003	2009	Sopris	27772	1570356254	We Can! Science Manipulative Color Centered Dice 6 Pack	$39.00	2003
TX	2003	2009	Sopris	27481	1570355371	We Can! Seeds Plants and Insects!	$20.00	2003
TX	2003	2009	Sopris	27369	1570356424	We Can! Seeds Plants and Insects! 4 Pack	$14.00	2003
TX	2003	2009	Sopris	28257	157035717X	We Can! Sing English/Spanish Audio Cassette	$15.00	2003
TX	2003	2009	Sopris	28249	1570357161	We Can! Sing English/Spanish Audio CD	$45.00	2003
TX	2003	2009	Sopris	27385	1570356335	We Can! Student Activity Materials 8 Pack	$185.85	2003
TX	2003	2009	Sopris	27377	1570355290	We Can! Student Storybook Set	$140.00	2003
TX	2003	2009	Sopris	26690	1570355541	We Can! Teacher Edition Volume 1 August/September	$25.00	2003
TX	2003	2009	Sopris	26702	157035555X	We Can! Teacher Edition Volume 2 October	$25.00	2003
TX	2003	2009	Sopris	26711	1570355568	We Can! Teacher Edition Volume 3 November	$25.00	2003
TX	2003	2009	Sopris	26729	1570355576	We Can! Teacher Edition Volume 4 December	$25.00	2003
TX	2003	2009	Sopris	26737	1570355584	We Can! Teacher Edition Volume 5 January	$25.00	2003
TX	2003	2009	Sopris	26745	1570355592	We Can! Teacher Edition Volume 6 February	$25.00	2003
TX	2003	2009	Sopris	26753	1570355606	We Can! Teacher Edition Volume 7 March	$25.00	2003
TX	2003	2009	Sopris	26761	1570355614	We Can! Teacher Edition Volume 8 April	$25.00	2003
TX	2003	2009	Sopris	26770	1570355622	We Can! Teacher Edition Volume 9 May	$25.00	2003
TX	2003	2009	Sopris	26665	1570355878	We Can! Teacher Resource Material	$522.00	2003
TX	2003	2009	Sopris	27959	1570355916	We Can! Teacher Tools	$452.95	2003
TX	2003	2009	Sopris	26526	1570355649	We Can! Teacher’s Guide	$40.50	2003
TX	2003	2009	Sopris	27529	1570355959	We Can! Technology — CD-ROM The Learning Zoo	$59.00	2003

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
TX	2003	2009	Sopris	27490	1570355282	We Can! Theme Big Book Set	$200.00	2003
TX	2003	2009	Sopris	27473	157035538X	We Can! Things in Spring	$20.00	2003
TX	2003	2009	Sopris	27351	1570356416	We Can! Things in Spring! 4 Pack	$14.00	2003
TX	2003	2009	Sopris	27406	1570355398	We Can! Things On A Farm!	$20.00	2003
TX	2003	2009	Sopris	27289	1570356432	We Can! Things On A Farm! 4 Pack	$14.00	2003
TX	2003	2009	Sopris	27465	1570355363	We Can! Things That Move!	$20.00	2003
TX	2003	2009	Sopris	27342	1570356408	We Can! Things That Move! 4 Pack	$14.00	2003
TX	2003	2009	Sopris	28951	931993369	We Can! Vocabulary Cards Primer	$6.95	1990
TX	2003	2009	Sopris	28935	931993237	We Can! Vocabulary Cards Set A	$6.95	1988
TX	2003	2009	Sopris	28943	931993245	We Can! Vocabulary Cards Set B	$6.95	1988
TX	2003	2009	Sopris	27449	1570355347	We Can! Winter!	$20.00	2003
TX	2003	2009	Sopris	27326	1570356386	We Can! Winter! 4 Pack	$14.00	2003
TX	2003	2009	Sopris	26964	1570355886	We Can! Word Bank	$40.00	2003
UT	2001	2006	Metro	94650	1581203004	Metro Math Readers Complete Set	$469.25	1999
UT	2004	2009	Sopris	50278	1570359385	Algebra 1 Rescue! Classroom Set for 10	$400.00	2004
UT	2003	2008	Sopris	22314	1570322909	Language! Classroom Set for 20 Students, Level 1	$1,639.00	2001
UT	2003	2008	Sopris	37137	1570352844	Read Well Classroom Package Plain Text	$1,260.00	1998
UT	2003	2008	Sopris	24053	1570358024	REWARDS Plus Application to Social Studies Teacher’s Guide	$52.00	2003
UT	2003	2008	Sopris	25540	1570358230	Spellography Introductory Classroom Set	$185.00	2003
UT	2003	2008	Sopris	29719	1570359253	Step Up To Writing Primary Set	$140.00	2003
UT	2003	2008	Sopris	28783	1570353344	Write Well Spelling and Handwriting Plain Text	$180.00	2000
UT	2003	2008	Sopris	28791	1570353352	Write Well Spelling and Handwriting Slanted Text	$180.00	2000
UT	2003	2008	Sopris	28791	1570353352	Write Well Spelling and Handwriting Slanted Text	$2,446.00	2003
UT	2003	2008	Sopris	27641	1570359121	You Can Be Algebra Ready Classroom Set Part 1	$185.00	2003
UT	2004	2009	Metro		1588305937	A Walk in the Desert 10 Student Kit	$159.95
UT	2004	2009	Metro		1588305570	A Walk in the Desert Chapter Book 10 Pack	$79.95
UT	2004	2009	Metro		1588305872	A Walk in the Desert Student Handbook and Tests 10 pack	$78.95
UT	2004	2009	Metro		1588305813	A Walk in the Desert Teacher Guide	$9.95

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
UT	2004	2009	Metro		1588309061	Adding it Up	$24.95
UT	2004	2009	Metro		1581208375	Africa and You Audiocassette	$7.98
UT	2004	2009	Metro		1588303039	Africa and You Little Book 6 Pack	$26.95
UT	2004	2009	Metro		1581209762	All About You Audiocassette	$7.98
UT	2004	2009	Metro		1588303012	All About You Little Book 6 Pack	$26.95
UT	2004	2009	Metro		1588306151	All for the Better 10 Student Kit	$149.95
UT	2004	2009	Metro		1588307034	All For The Better Chapter Book 10 Pack	$79.95
UT	2004	2009	Metro		1588303659	All for the Better Student Handbook and Tests 10 Pack	$78.95
UT	2004	2009	Metro		1588302253	All for the Better Teacher Guide	$9.95
UT	2004	2009	Metro		158120437X	Bears Ten by Ten	$24.95
UT	2004	2009	Metro		1588301915	Blue Level Math Bridges Student Edition 1 Copy	$13.89
UT	2004	2009	Metro		1588303594	Blue Level Math Bridges Student Edition 10 Copies	$126.95
UT	2004	2009	Metro		1588303403	Blue Level Math Bridges Teacher Edition	$19.95
UT	2004	2009	Metro		158830616X	Building a Dream 10 Student Kit	$149.95
UT	2004	2009	Metro		1588307018	Building A Dream Chapter Book 10 Pack	$79.95
UT	2004	2009	Metro		1588303667	Building a Dream Student Handbook and Tests 10 Pack	$78.95
UT	2004	2009	Metro		1588302261	Building a Dream Teacher Guide	$9.95
UT	2004	2009	Metro		1581203462	Circles	$23.95
UT	2004	2009	Metro		1588309126	Coins Count	$24.95
UT	2004	2009	Metro		1588308421	Complete Kindergarten Kit	$447.86
UT	2004	2009	Metro		1588309770	Complete Spanish Kindergarten Kit	$447.86
UT	2004	2009	Metro		1588309029	Counting on Bears	$24.95
UT	2004	2009	Metro		1581204337	Counting on Friends 6 Pack	$24.95
UT	2004	2009	Metro		1588309185	Day by Day	$24.95
UT	2004	2009	Metro		1581208243	Families Blackline Masters Book 1	$14.95
UT	2004	2009	Metro		1581208251	Families Blackline Masters Book 2	$14.95
UT	2004	2009	Metro		1581208200	Families Student Edition Book 1	$16.95
UT	2004	2009	Metro		1581208219	Families Student Edition Book 2	$16.95
UT	2004	2009	Metro		1581208227	Families Teacher Edition Book 1	$14.95
UT	2004	2009	Metro		1581208235	Families Teacher Edition Book 2	$14.95
UT	2004	2009	Metro		1581204515	Feet Go Two By Two 6 Pack	$24.95

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
UT	2004	2009	Metro		1588309053	Finding Fraction Facts	$24.95
UT	2004	2009	Metro		1581204523	Fingers Go Five By Five 6 Pack	$24.95
UT	2004	2009	Metro		1588303292	Gold Level Math Bridges Student Edition 1 Copy	$13.89
UT	2004	2009	Metro		1588303586	Gold Level Math Bridges Student Edition 10 Copies	$126.95
UT	2004	2009	Metro		1588306135	Gold Level Math Bridges Teacher Edition	$19.95
UT	2004	2009	Metro		1588308456	Grade 1 Anchors and Subtopic Tests	$19.59
UT	2004	2009	Metro		1588303454	Grade 1 Anchors Student Edition	$15.59
UT	2004	2009	Metro		1588305015	Grade 1 Anchors Teacher Edition	$39.95
UT	2004	2009	Metro		1588308324	Grade 1 Complete Student Kit	$29.59
UT	2004	2009	Metro		1588306127	Grade 1 Excursions Student Edition	$9.95
UT	2004	2009	Metro		1588307603	Grade 1 Excursions Teacher Edition	$39.95
UT	2004	2009	Metro		1588304892	Grade 1 Problem Solving Complete Student Kit	$97.99
UT	2004	2009	Metro		1588303217	Grade 1 Problem Solving Pretest/Posttest	$9.95
UT	2004	2009	Metro		1588301710	Grade 1 Problem Solving Student Instruction Kit	$88.69
UT	2004	2009	Metro		1581207018	Grade 1 Problem Solving Student Worktexts	$9.59
UT	2004	2009	Metro		1581207115	Grade 1 Problem Solving Teacher Edition	$15.95
UT	2004	2009	Metro		1588308502	Grade 1 Subtopic Tests Student Edition	$5.95
UT	2004	2009	Metro		158830812X	Grade 1 Subtopic Tests Teacher Edition	$7.95
UT	2004	2009	Metro		1588308170	Grade 1 Topic Tests Student Edition	$14.95
UT	2004	2009	Metro		1588308278	Grade 1 Topic Tests Teacher Edition	$7.95
UT	2004	2009	Metro		1588308464	Grade 2 Anchors and Subtopic Tests	$19.59
UT	2004	2009	Metro		1588303462	Grade 2 Anchors Student Edition	$15.59
UT	2004	2009	Metro		1588305449	Grade 2 Anchors Teacher Edition	$59.95
UT	2004	2009	Metro		1588308332	Grade 2 Complete Student Kit	$29.59
UT	2004	2009	Metro		1588306275	Grade 2 Excursions Student Edition	$9.95
UT	2004	2009	Metro		1588307670	Grade 2 Excursions Teacher Edition	$39.95
UT	2004	2009	Metro		1588304906	Grade 2 Problem Solving Complete Student Kit	$97.99
UT	2004	2009	Metro		1588303225	Grade 2 Problem Solving Pretest/Posttest	$9.95
UT	2004	2009	Metro		1588301729	Grade 2 Problem Solving Student Instruction Kit	$88.69
UT	2004	2009	Metro		1581207026	Grade 2 Problem Solving Student Worktext	$9.59
UT	2004	2009	Metro		1581207123	Grade 2 Problem Solving Teacher Edition	$15.95
UT	2004	2009	Metro		1588308510	Grade 2 Subtopic Tests Student Edition	$5.95
UT	2004	2009	Metro		1588308138	Grade 2 Subtopic Tests Teacher Edition	$7.95

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
UT	2004	2009	Metro		1588308189	Grade 2 Topic Tests Student Edition	$14.95
UT	2004	2009	Metro		1588308286	Grade 2 Topic Tests Teacher Edition	$7.95
UT	2004	2009	Metro		1581206100	Grade 2 Transparencies	$35.59
UT	2004	2009	Metro		1588303470	Grade 3 Anchors Student Edition	$15.59
UT	2004	2009	Metro		1588305457	Grade 3 Anchors Teacher Edition	$59.95
UT	2004	2009	Metro		1588306283	Grade 3 Excursions Student Edition	$9.95
UT	2004	2009	Metro		1588307689	Grade 3 Excursions Teacher Edition	$39.95
UT	2004	2009	Metro		1588304914	Grade 3 Problem Solving Complete Student Kit	$105.95
UT	2004	2009	Metro		1588303233	Grade 3 Problem Solving Pretest/Posttest	$9.95
UT	2004	2009	Metro		1581201737	Grade 3 Problem Solving Student Instruction Kit	$97.95
UT	2004	2009	Metro		1581207026	Grade 3 Problem Solving Student Worktexts	$9.59
UT	2004	2009	Metro		1581207123	Grade 3 Problem Solving Teacher Edition	$15.95
UT	2004	2009	Metro		1588308146	Grade 3 Subtopic Tests Teacher Edition	$7.95
UT	2004	2009	Metro		1588308197	Grade 3 Topic Tests Student Edition	$14.95
UT	2004	2009	Metro		1588308294	Grade 3 Topic Tests Teacher Edition	$7.95
UT	2004	2009	Metro		1581206119	Grade 3 Transparencies	$35.59
UT	2004	2009	Metro		1588308480	Grade 4 Anchors and Subtopic Tests	$19.59
UT	2004	2009	Metro		1588303489	Grade 4 Anchors Student Edition	$15.59
UT	2004	2009	Metro		1588308367	Grade 4 Complete Student Kit	$29.59
UT	2004	2009	Metro		1588306291	Grade 4 Excursions Student Edition	$9.95
UT	2004	2009	Metro		1588307697	Grade 4 Excursions Teacher Edition	$39.95
UT	2004	2009	Metro		1588304922	Grade 4 Problem Solving Complete Student Kit	$105.95
UT	2004	2009	Metro		1588303241	Grade 4 Problem Solving Pretest/Posttest	$9.95
UT	2004	2009	Metro		1588301745	Grade 4 Problem Solving Student Instruction Kit	$97.95
UT	2004	2009	Metro		1581207042	Grade 4 Problem Solving Student Worktexts	$10.59
UT	2004	2009	Metro		158120714X	Grade 4 Problem Solving Teacher Edition	$9.95
UT	2004	2009	Metro		1588308537	Grade 4 Subtopic Tests Student Edition	$5.95
UT	2004	2009	Metro		1588308154	Grade 4 Subtopic Tests Teacher Edition	$7.95
UT	2004	2009	Metro		1588308200	Grade 4 Topic Tests Student Edition	$14.95
UT	2004	2009	Metro		1588308308	Grade 4 Topic Tests Teacher Edition	$7.95
UT	2004	2009	Metro		1581206283	Grade 4 Transparencies	$35.59
UT	2004	2009	Metro		1588308499	Grade 5 Anchors and Subtopic Tests	$19.59
UT	2004	2009	Metro		1588304701	Grade 5 Anchors Student Edition	$15.59
UT	2004	2009	Metro		1588306119	Grade 5 Anchors Teacher Edition	$59.95

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
UT	2004	2009	Metro		1588306305	Grade 5 Excursions Student Edition	$9.95
UT	2004	2009	Metro		1588307700	Grade 5 Excursions Teacher Edition	$39.95
UT	2004	2009	Metro		158830499X	Grade 5 Problem Solving Complete Student Kit	$105.95
UT	2004	2009	Metro		158830325X	Grade 5 Problem Solving Pretest/Posttest	$9.95
UT	2004	2009	Metro		1588301753	Grade 5 Problem Solving Student Instruction Kit	$97.95
UT	2004	2009	Metro		1581207050	Grade 5 Problem Solving Student Worktext	$10.59
UT	2004	2009	Metro		1581207158	Grade 5 Problem Solving Teacher Edition	$15.95
UT	2004	2009	Metro		1588308545	Grade 5 Subtopic Tests Student Edition	$5.95
UT	2004	2009	Metro		1588308162	Grade 5 Subtopic Tests Teacher Edition	$7.95
UT	2004	2009	Metro		1588308219	Grade 5 Topic Tests Student Edition	$14.95
UT	2004	2009	Metro		1588308316	Grade 5 Topic Tests Teacher Edition	$7.95
UT	2004	2009	Metro		1581206291	Grade 5 Transparencies	$35.59
UT	2004	2009	Metro		1588305058	Grade 6 Problem Solving Complete Student Kit	$105.95
UT	2004	2009	Metro		1588303268	Grade 6 Problem Solving Pretest/Posttest	$9.95
UT	2004	2009	Metro		1588301761	Grade 6 Problem Solving Student Instruction Kit	$97.95
UT	2004	2009	Metro		1581207069	Grade 6 Problem Solving Student Worktext	$10.59
UT	2004	2009	Metro		1581207166	Grade 6 Problem Solving Teacher Edition	$15.95
UT	2004	2009	Metro		1588305066	Grade 7 Problem Solving Complete Student Kit	$114.95
UT	2004	2009	Metro		1588303276	Grade 7 Problem Solving Pretest/Posttest	$9.95
UT	2004	2009	Metro		158830177X	Grade 7 Problem Solving Student Instruction Kit	$106.69
UT	2004	2009	Metro		1581206739	Grade 7 Problem Solving Student Worktexts	$11.59
UT	2004	2009	Metro		1581206755	Grade 7 Problem Solving Teacher Edition	$15.95
UT	2004	2009	Metro		1588305074	Grade 8 Problem Solving Complete Student Kit	$114.95
UT	2004	2009	Metro		1588303284	Grade 8 Problem Solving Pretest/Posttest	$9.95
UT	2004	2009	Metro		1588301788	Grade 8 Problem Solving Student Instruction Kit	$106.69
UT	2004	2009	Metro		158120681X	Grade 8 Problem Solving Student Worktexts	$11.59
UT	2004	2009	Metro		1581206836	Grade 8 Problem Solving Teacher Edition	$15.95
UT	2004	2009	Metro		1588302989	Green Level Math Bridges Student Edition 1 copy	$13.89
UT	2004	2009	Metro			Green Level Math Bridges Student Edition 10 copies
UT	2004	2009	Metro		1588302997	Green Level Math Bridges Teacher Edition	$19.95
UT	2004	2009	Metro		1581204531	Half is Fair 6 Pack	$24.95
UT	2004	2009	Metro		1588309150	Hooray! Arrays!	$24.95

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
UT	2004	2009	Metro		158120454X	How Do We Use Money? 6 Pack	$24.95
UT	2004	2009	Metro		1588309088	How Heavy is It?	$24.95
UT	2004	2009	Metro		1588309096	How Hot is Hot?	$24.95
UT	2004	2009	Metro		1581203527	How Many Are Missing? 6 Pack	$23.95
UT	2004	2009	Metro		1581203519	How Many In All? 6 Pack	$23.95
UT	2004	2009	Metro		1581204396	How Many is Fifty? 6 Pack	$24.95
UT	2004	2009	Metro		1588305929	Hungry Plants 10 Student Kit	$129.95
UT	2004	2009	Metro		1588305562	Hungry Plants Chapter Book 10 Pack	$49.95
UT	2004	2009	Metro		1588305864	Hungry Plants Student Handbook and Tests 10 Pack	$78.95
UT	2004	2009	Metro		1588305805	Hungry Plants Teacher Guide	$9.95
UT	2004	2009	Metro		1588305953	Hurricanes! 10 Student Kit	$129.95
UT	2004	2009	Metro		1588305597	Hurricanes! Chapter Book	$49.95
UT	2004	2009	Metro		1588305899	Hurricanes! Student Handbook and Tests 10 Pack	$78.95
UT	2004	2009	Metro		158830583X	Hurricanes! Teacher Guide	$9.95
UT	2004	2009	Metro		1581204477	In And Out of the Toy Box 6 Pack	$24.95
UT	2004	2009	Metro		1581204426	It’s About Time 6 Pack	$24.95
UT	2004	2009	Metro		1588309002	It’s Time for the Park	$24.95
UT	2004	2009	Metro		1581206852	Kindergarten Activity Cards Deck A	$59.29
UT	2004	2009	Metro		1581206771	Kindergarten Activity Cards Deck B	$24.95
UT	2004	2009	Metro		1581205988	Kindergarten Activity Cards Deck C	$19.49
UT	2004	2009	Metro		1588301419	Kindergarten Student Activity Book	$12.95
UT	2004	2009	Metro		1588308448	Kindergarten Teacher Resource Pack	$29.59
UT	2004	2009	Metro		158830843X	Kindergarten Teacher’s Guide	$19.95
UT	2004	2009	Metro		1581204469	Let’s Share 6 Pack	$24.95
UT	2004	2009	Metro		1581204353	Making Twelve Party Bags 6 Pack	$24.95
UT	2004	2009	Metro		1588309118	Measuring is Believing	$24.95
UT	2004	2009	Metro		1588309037	Measuring Tails	$24.95
UT	2004	2009	Metro		1588301133	Metro Math Reader Blue Level Complete Kit	$459.95
UT	2004	2009	Metro		1588301141	Metro Math Reader Blue Level Complete Spanish Kit	$459.95
UT	2004	2009	Metro		1588301176	Metro Math Reader Blue Level Student Kit 1 Copy	$79.95

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
UT	2004	2009	Metro		1588308081	Metro Math Reader Blue Level Student Kit 6 Copies	$449.95
UT	2004	2009	Metro		158120325X	Metro Math Reader Red Level Student Kit 6 Copies	$489.95
UT	2004	2009	Metro		1581204000	Metro Math Reader Yellow Level Complete Kit	$569.95
UT	2004	2009	Metro		1581204639	Metro Math Reader Yellow Level Complete Spanish Kit	$549.95
UT	2004	2009	Metro		1588301168	Metro Math Reader Yellow Level Student Kit 1 Copy	$89.95
UT	2004	2009	Metro		1588301133	Metro Math Readers Blue Level Complete Kit	$459.95
UT	2004	2009	Metro		1588301141	Metro Math Readers Blue Level Spanish Complete Kit	$459.95
UT	2004	2009	Metro		1588301176	Metro Math Readers Blue Level Student Kit 1 Copy	$79.95
UT	2004	2009	Metro		1588301168	Metro Math Readers Yellow Level Student Kit 1 Copy	$89.95
UT	2004	2009	Metro		1588308324	Metro Voyages Mathematics Grade 1 Complete Student Kit	$29.59
UT	2004	2009	Metro		1588308359	Metro Voyages Mathematics Grade 4 Complete Student Kit	$29.59
UT	2004	2009	Metro		1588308367	Metro Voyages Mathematics Grade 5 Complete Student Kit	$29.59
UT	2004	2009	Metro		1581204418	Money Counts 6 Pack	$24.95
UT	2004	2009	Metro		1588309193	Moving Shapes	$24.95
UT	2004	2009	Metro		1581208340	Neighborhoods Blackline Masters Book 1	$14.95
UT	2004	2009	Metro		1581208359	Neighborhoods Blackline Masters Book 2	$14.95
UT	2004	2009	Metro		1581208308	Neighborhoods Student Edition Book 1	$16.95
UT	2004	2009	Metro		1581208316	Neighborhoods Teacher’s Edition Book 1	$16.95
UT	2004	2009	Metro		1581208324	Neighborhoods Teacher’s Edition Book 2	$14.95
UT	2004	2009	Metro		1581208332	Neighborhooods Student Edition Book 2	$14.95
UT	2004	2009	Metro		1581204485	Odd Number Thirteen 6 Pack	$24.95
UT	2004	2009	Metro		1581204361	Once There Were Twelve 6 Pack	$24.95
UT	2004	2009	Metro		158120754	People Around You Audiocassette	$7.98
UT	2004	2009	Metro		1588303020	People Around You Little Book 6 Pack	$26.95

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
UT	2004	2009	Metro		1581204345	Puppies In, Puppies Out 6 Pack	$24.95
UT	2004	2009	Metro		1588309010	Real Life Multiplication	$24.95
UT	2004	2009	Metro		1581203454	Rectangles	$23.95
UT	2004	2009	Metro		1588301907	Red Level Math Bridges Student Edition	$13.89
UT	2004	2009	Metro		1588303578	Red Level Math Bridges Student Edition 10 copies	$126.95
UT	2004	2009	Metro		1588302309	Red Level Math Bridges Teacher Edition	$19.95
UT	2004	2009	Metro		158830115X	Red Level Student Kit 1 Copy	$89.95
UT	2004	2009	Metro		1581208006	Social Studies Big Book 1 All About You	$41.95
UT	2004	2009	Metro		1581208014	Social Studies Big Book 2 People Around You	$41.95
UT	2004	2009	Metro		1581208022	Social studies Big Book 3 Africa and You	$41.95
UT	2004	2009	Metro		1581208030	Social Studies Big Book 4 We Have Needs and Wants	$41.95
UT	2004	2009	Metro		1581208049	Social Studies Big Book 5 We Learn About the World	$41.95
UT	2004	2009	Metro		1581208057	Social Studies Big Book 6 The Tools We Use	$41.95
UT	2004	2009	Metro		1588303071	Social studies Big Book Audiocassette Collection	$39.95
UT	2004	2009	Metro		1581208111	Social Studies Big Book Super Pack	$299.95
UT	2004	2009	Metro		1581208073	Social Studies Big Books 1 to 3 Teacher Edition	$14.95
UT	2004	2009	Metro		1581208081	Social Studies Big Books 4 to 6 Teacher Edition	$14.95
UT	2004	2009	Metro		158120809X	Social Studies Black Line Masters Big Books 1 to 3	$14.95
UT	2004	2009	Metro		1581208103	Social Studies Black Line Masters Big Books 4 to 6	$14.95
UT	2004	2009	Metro		1581204310	Spending Dimes One At A Time 6 Pack	$24.95
UT	2004	2009	Metro		1581203438	Squares	$23.95
UT	2004	2009	Metro		1581204442	Symmetry	$24.95
UT	2004	2009	Metro		1588306178	Tales from the Underground Railroad 10 Student Kit	$159.95
UT	2004	2009	Metro		1588307042	Tales From the Underground Railroad Chapter Book 10 Pack	$79.95
UT	2004	2009	Metro		1588303675	Tales from the Underground Railroad Student Handbook And Tests	$78.95

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
UT	2004	2009	Metro		1588302318	Tales from the Underground Railroad Teacher Guide	$9.95
UT	2004	2009	Metro		1581204388	Tens and Ones Together 6 Pack	$24.95
UT	2004	2009	Metro		1588309045	That’s Close Enough!	$24.95
UT	2004	2009	Metro		158830907X	The Animal Data Files	$24.95
UT	2004	2009	Metro		158830910X	The Marvelous Lemonade Machine	$24.95
UT	2004	2009	Metro		1581204493	The Measurement Mysteries 6 Pack	$24.95
UT	2004	2009	Metro		1581203381	The Number Eight 6 Pack	$23.95
UT	2004	2009	Metro		1581203411	The Number Eleven 6 Pack	$23.95
UT	2004	2009	Metro		1581203357	The Number Five 6 Pack	$23.95
UT	2004	2009	Metro		1581203349	The Number Four 6 Pack	$23.95
UT	2004	2009	Metro		158120339X	The Number Nine 6 Pack	$23.95
UT	2004	2009	Metro		1581203314	The Number One 6 Pack	$23.95
UT	2004	2009	Metro		1581203373	The Number Seven 6 Pack	$23.95
UT	2004	2009	Metro		1581203365	The Number Six 6 Pack	$23.95
UT	2004	2009	Metro		1581203403	The Number Ten 6 Pack	$23.95
UT	2004	2009	Metro		1581203330	The Number Three 6 Pack	$23.95
UT	2004	2009	Metro		158120342X	The Number Twelve 6 Pack	$23.95
UT	2004	2009	Metro		1581203322	The Number Two 6 Pack	$23.95
UT	2004	2009	Metro		1588309177	The Secret of the Golden Ruler	$24.95
UT	2004	2009	Metro		1581204434	The Shape Game 6 Pack	$24.95
UT	2004	2009	Metro		1588309169	The Solids Show	$24.95
UT	2004	2009	Metro		1588306186	The Tenement Writer 10 Student Kit	$149.95
UT	2004	2009	Metro		1588307107	The Tenement Writer Chapter Book 10 Pack	$79.95
UT	2004	2009	Metro		1588303683	The Tenement Writer Student Handbook and Tests 10 Pack	$78.95
UT	2004	2009	Metro		1588302326	The Tenement Writer Teacher Guide	$9.95
UT	2004	2009	Metro		1581208383	The Tools We Use Audiocassette	$7.98
UT	2004	2009	Metro		1588303063	The Tools We Use Little Book 6 Pack	$26.95
UT	2004	2009	Metro		1588306208	These Land Are Ours 10 Student Kit	$149.95
UT	2004	2009	Metro		1588307069	These Lands Are Ours Chapter Book 10 Pack	$79.95
UT	2004	2009	Metro		1588303705	These Lands Are Ours Student Handbook and Tests 10 Pack	$78.95
UT	2004	2009	Metro		1588302334	These Lands Are Ours Teacher Guide	$9.95

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
UT	2004	2009	Metro		1581203446	Triangles	$23.95
UT	2004	2009	Metro		1581204450	Turn to the Left, Turn to the Right 6 Pack	$24.95
UT	2004	2009	Metro		1581204329	Twenty, More or Less	$24.95
UT	2004	2009	Metro		1588306194	Walking for Freedom 10 Student Kit	$149.95
UT	2004	2009	Metro		1588307026	Walking For Freedom Chapter Book 10 Pack	$79.95
UT	2004	2009	Metro		1588303691	Walking for Freedom Student Handbook and Tests 10 Pack	$78.95
UT	2004	2009	Metro		1588302350	Walking for Freedom Teacher Guide	$9.95		.
UT	2004	2009	Metro		158120440X	We Celebrate 100 6 Pack	$24.95
UT	2004	2009	Metro		1581208375	We Have Needs and Wants Audiocassette	$7.98
UT	2004	2009	Metro		1588303047	We Have Needs and Wants Little Book 6 Pack	$26.95
UT	2004	2009	Metro		1581209991	We Learn About the World Audiocassette	$7.98
UT	2004	2009	Metro		1588303055	We Learn About the World Little Book 6 Pack	$26.95
UT	2004	2009	Metro		1581203535	What is Half?	$23.95
UT	2004	2009	Metro		1588309134	What’s the Difference?	$24.95
UT	2004	2009	Metro		1588309142	What’s Your Money Worth?	$24.95
UT	2004	2009	Metro		1581203500	Which Belong Together 6 Pack	$23.95
UT	2004	2009	Metro		1581203470	Which One Is It? 6 Pack	$23.95
UT	2004	2009	Metro		1581204507	Which One Is More? 6 Pack	$24.95
UT	2004	2009	Metro		1581203543	Which One Is Next? 6 Pack	$23.95
UT	2004	2009	Metro		1581203489	Which Two Are the Same? 6 Pack	$23.95
UT	2004	2009	Metro		1581203497	Who Is Missing? 6 Pack	$23.95
UT	2004	2009	Sopris		1593180799	Alternative Math Techniques
UT	2004	2009	Sopris	24926	1570353603	Building Early Literacy and Language Skills	$35.00	2001
UT	2004	2009	Sopris		944584942	Building Self Esteem in the Classroom Intermediate Version
UT	2004	2009	Sopris		944584713	Building Self Esteem in the Classroom Primary Version
UT	2004	2009	Sopris			Cool Kids Companion Kit
UT	2004	2009	Sopris		1570351562	Cool Kids Reproducible Book Level 1
UT	2004	2009	Sopris		1570351570	Cool Kids Reproducible Book Level 2
UT	2004	2009	Sopris			Cool Kids Set
UT	2004	2009	Sopris			Cool Kids Starter Kit
UT	2004	2009	Sopris			Cool Kis Resupply Kit

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
UT	2004	2009	Sopris		157035121X	Creating a Caring Classroom Book
UT	2004	2009	Sopris	25460	1570355266	Directed Play: 230 Activities for Young Children	$28.00	2003
UT	2004	2009	Sopris	20829	157035023X	Exceptions	$22.50	1994
UT	2004	2009	Sopris	24918	1570354529	From Clunk to Click: Collaborative Strategic Reading	$25.00	2001
UT	2004	2009	Sopris	21354	1570352011	Functional Assessment and Intervention Program	$79.00	1999
UT	2004	2009	Sopris	21389	411791909203	Functional Assessment and Intervention Program 10 Install	$339.00	1999
UT	2004	2009	Sopris	25523	1570355207	Going for the Gold: A Parent’s Playbook for Behavior Change	$14.95	2003
UT	2004	2009	Sopris		1570353638	Good Talking Words
UT	2004	2009	Sopris	29680	1570357706	Greenwood Word Lists	$22.50	2003
UT	2004	2009	Sopris		157035006X	Helping Kids Find Their Strengths Book
UT	2004	2009	Sopris		944584969	Helping Kids Handle Anger Second Edition
UT	2004	2009	Sopris		1570358184	Helping Kids Handle Conflict Intermediate Version
UT	2004	2009	Sopris		1570351481	Helping Kids Handle Put-Downs Book
UT	2004	2009	Sopris		1570359202	Language and Literacy for English Learners
UT	2004	2009	Sopris	22314	1570322909	Language! Classroom Set for 20 Students, Level 1	$1,639.00	2001
UT	2004	2009	Sopris	25152	1570355150	Meeting Standards: Instructional Strategies for Struggling Students	$24.95	2003
UT	2004	2009	Sopris		1570351163	Multiple Intelligences Book
UT	2004	2009	Sopris	26278	1570358427	North Star: A Digital Guide to a Universe of Educator Resources (25 CD-ROMs)	$2,000.00	2003
UT	2004	2009	Sopris	26286	1570358435	North Star: A Digital Guide to a Universe of Educator Resources (40 CD-ROMs)	$3,000.00	2003
UT	2004	2009	Sopris	26294	1570358400	North Star: A Digital Guide to a Universe of Educator Resources (5 CD-ROMs)	$600.00	2003
UT	2004	2009	Sopris	26251	1570355258	North Star: A Digital Guide to a Universe of Educator Resources (CD-ROM)	$75.00	2003
UT	2004	2009	Sopris	26260	1570358419	North Star: A Digital Guide to a Unvierse of Educator Resources (10 CD-ROMs)	$1,000.00	2003

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
UT	2004	2009	Sopris	27561	1570358745	Parenting Young Children	$48.00	2003
UT	2004	2009	Sopris	32281	1570350019	Please! Teach ALL of Me	$19.50	1994
UT	2004	2009	Sopris	25515	1570354537	Reaching Out To Today’s Kids	$12.95	2001
UT	2004	2009	Sopris			Read Well K ABC Poem Posters
UT	2004	2009	Sopris			Read Well K ABC Wall Cards Plain Text
UT	2004	2009	Sopris			Read Well K ABC Wall Cards Slanted Text
UT	2004	2009	Sopris			Read Well K Assessment Manual
UT	2004	2009	Sopris			Read Well K Assessment Manual
UT	2004	2009	Sopris			Read Well K CD of Songs
UT	2004	2009	Sopris			Read Well K Children’s Literature Set
UT	2004	2009	Sopris			Read Well K Classroom Package Plain
UT	2004	2009	Sopris			Read Well K Classroom Package Slanted
UT	2004	2009	Sopris			Read Well K Pocket Chart Cards
UT	2004	2009	Sopris			Read Well K Small Group Blending CArds
UT	2004	2009	Sopris			Read Well K Small Group Package Plain
UT	2004	2009	Sopris			Read Well K Small Group Package Slanted
UT	2004	2009	Sopris			Read well K Sound and Word Cards
UT	2004	2009	Sopris			Read Well K Student Story Books Units 1-10
UT	2004	2009	Sopris			Read Well K Student Story Books Units 11-20
UT	2004	2009	Sopris			Read Well K Whole Group Blending Cards
UT	2004	2009	Sopris	24037	1570358036	REWARDS Plus Application to Social Studies Student Book	$6.95	2003
UT	2004	2009	Sopris	24045	1570358044	REWARDS Plus Application to Social Studies Student Book Set of 10	$56.00	2003
UT	2004	2009	Sopris	24053	1570358024	REWARDS Plus Application to Social Studies Teacher’s Guide	$52.00	2003
UT	2004	2009	Sopris	24061	1570352720	REWARDS Student Book	$6.95	2000
UT	2004	2009	Sopris	24029	413691905200	REWARDS Student Book Set of 10	$56.00	2000
UT	2004	2009	Sopris	23974	1570352712	REWARDS Teacher’s Guide	$52.00	2000
UT	2004	2009	Sopris	32328	1570351600	SenseAble Strategies	$22.95	1998
UT	2004	2009	Sopris		1593180969	Spellography Modified Classroom Set
UT	2004	2009	Sopris		1570358265	Spellography Student Workbooks A Pack of 5
UT	2004	2009	Sopris		1570358273	Spellography Student Workbooks B Pack of 5
UT	2004	2009	Sopris		1570358281	Spellography Student Workbooks C Pack of 5

State	Start	End	Co	JDE	ISBN	Title	Price	Copyright	FOB	Total Cost
UT	2004	2009	Sopris	20503	1570354863	Stop & Think Social Skills Program Manual and Reproducible Forms Grades PreK-1	$69.00	2001
UT	2004	2009	Sopris	20343	41029031618	Stop & Think Social Skills Program PreK - 1 Class Set	$125.00	2001
UT	2004	2009	Sopris		1570354898	Stop and Think Social Skills Manual and Reproducibles
UT	2004	2009	Sopris		1570353646	Stop and Think Social Skills Parent Training Video
UT	2004	2009	Sopris	30040	1570351198	Strategies and Tactics for Effective Instruction	$34.95	1997
UT	2004	2009	Sopris		1570350051	Teaching Cooperation Skills Book
UT	2004	2009	Sopris		944584705	Teaching Friendship Skills Intermediate Version
UT	2004	2009	Sopris		944584691	Teaching Friendship Skills Primary Version
UT	2004	2009	Sopris	26201	1570354308	The Parent Coach: A New Approach to Parenting in Today’s Society	$21.00	2003
UT	2004	2009	Sopris		1570359199	The Six Minute Solution
UT	2004	2009	Sopris	28855	1570355193	The Tough Kid Parent Book: Why Me?	$24.95	2003
UT	2004	2009	Sopris		1593182120	Vocabulary Through Morphemes Set
UT	2004	2009	Sopris	29891	1570351244	Why Don’t They Like Me?	$21.00	1998
UT	2004	2009	Sopris	28783		Write Well Spelling Alphabet and Wall Cards Plain Text
UT	2004	2009	Sopris	28791		Write Well Spelling Alphabet And Wall Cards Slanted Text

Attachment 2
Schedule 3.09(ii)
Royalty Contracts

Attachment 2

TITLE	AUTHORS/OWNER	Date of Contract	Title
Sopris Contracts
STAMM	Bradsby, Larry	7/1/1995	Board of Education Agenda Item
Exceptions and Smarts	CSDC	1/1/1988	Agreement
Get on Top of It! (formerly GOT IT!)	Hartwig, Laurie	2/1/1994	Agreement
Get on Top of It! (formerly GOT IT!)	Meredith, Gina	2/1/1994	Agreement
Basic Skill Builders	Anderson, Peggy	2/1/1995	Agreement
Basic Skill Builders	Beck, Ray	2/1/1995	Agreement
Basic Skill Builders	Conrad, Denise	2/1/1995	Agreement
Systematic Screening for Behavior Disorders	Severson, Herb	5/1/1989	Agreement
Systematic Screening for Behavior Disorders	Walker, Hill	5/1/1989	Agreement
Why Don’t They Like Me	Sheridan, Susan	4/1/1997	Agreement
Time Savers for Educators	Algozzine, Bob	1/1/1997	Agreement
Time Savers for Educators	Elliott, Judy	1/1/1997	Agreement
Time Savers for Educators	Ysseldyke, James	1/1/1997	Agreement
Teaching Self-Management to Adolescents	Morgan, Daniel P.	6/1/1990	Agreement
Teaching Self-Management to Adolescents	Smith, Deborah	6/1/1990	Agreement
Teaching Self-Management to Adolescents	West, Richard	6/1/1990	Agreement
Teaching Self-Management to Adolescents	Young, Richard	6/1/1990	Agreement
J&J Readers	Greene, Jane	1/21/2000	Publishing and Royalty Agreement
J&J Readers	Woods, Judy	1/21/2000	Publishing and Royalty Agreement
The Tough Kid BookSeries	Jenson, William	5/1/1996	Agreement
The Tough Kid BookSeries	Reavis, Ken (payable to G. Rhodes)	5/1/1996	Agreement
The Tough Kid BookSeries	Rhode, Ginger	5/1/1996	Agreement
Student/Staff Support Teams (SST)	McCullough-Santana, Laura	7/1/1992	Agreement
Student/Staff Support Teams (SST)	Phillips, Vicki	7/1/1992	Agreement
The Homework Partners Series	Utah Parent Center (UPC) (Dan Olympia)	9/1/1992	Agreement
Cool Kids	Conrad, Denise	6/1/1998	Publishing Agreement
Cool Kids	Kemp, Karen	6/1/1998	Publishing Agreement
Cool Kids	The Mulkey Company (Susan Fister-Mulkey)	6/1/1998	Publishing Agreement
Managing Acting-Out Behavior	Colvin, Geoff/Behavior Assoc.	5/1/1996	Agreement
Please! Teach Ail of Me	Crawford, Jackie	671/1993	Agreement
Please! Teach All of Me	Gums, Marcia	6/1/1993	Agreement
Please! Teach All of Me	Hanson, Joni	6/1/1993	Agreement
Please! Teach All of Me	Neys, Paula	671/1993	Agreement
Bully-Proofing Your School	Creating Caring Communities	10/30/2003	Letter of Agreement
Bully-Proofing Your Elementary School	The Bully Project	6/1/1993	Agreement
Acting-Out Child. The	Walker, Hill	5/1/1993	Agreement
Box	Jenson, William	5/1/1996	Agreement
Box	Reavis, Ken (payable to G. Rhodes)	5/1/1996	Agreement
Box	Rhode, Ginger	5/1/1996	Agreement
J & J Readers 3rd Edition	Greene, Jane	1/21/2000	Publishing and Royalty Agreement
J & J Readers 3rd Edition	Woods, Judy	1/21/2000	Publishing and Royalty Agreement
Add A-Z	McLaughlin, Phil	5/1/1999	Publishing Agreement
TGIF-One Minute Skill Builder	Kemp, Karen	10/1/1994	Agreement

Attachment 2

STAMM	Bradsby, Larry	7/1/1995	Board of Education Agenda Item
TGIF-One Minute Skill Builder	The Mulkey Company (Susan Fister-Mulkey)	10/1/1994	Agreement
TGIF-One Minute Skill Builder	The Mulkey Company (Susan Fister-Mulkey)	11/2/2004	Agreement Amendment
Better IEPS	Bateman, Barbara	11/1/1994	Agreement
Better IEPs	Linden, Mary Ann	11/1/1994	Agreement
Different is Not Bad, Different is The World	Booz, Elizabeth	11/1/1994	Agreement
Different is Not Bad, Different is The World	Smith, Sally	6/1/1994	Agreement
On Track (Univ of MT)	Alt, Rhonda	2/1/1994	Agreement
On Track (Univ of MT)	Guidry, Jean	2/1/1994	Agreement
On Track (Univ of MT)	Keeley, Elizabeth	2/1/1994	Agreement
On Track (Univ of MT)	Neilson, Shelley	2/1/1994	Agreement
On Track (Univ of MT)	van den Pol, Richard	2/1/1994	Agreement
The Merit Program	Alt, Rhonda	2/1/1994	Agreement
The Merit Program	Guidry, Jean	2/1/1994	Agreement
The Merit Program	Keetey, Elizabeth	2/1/1994	Agreement
The Merit Program	Neilson, Shelley	2/1/1994	Agreement
The Merit Program	van den Pol, Richard	2/1/1994	Agreement
Teaching	Pragmatic Systems (DeBoer, Anita)	2/1/1995	Agreement
Teaching	The Mulkey Company (Susan Flster-Mulkey)	2/1/1995	Agreement
Communicating	Pragmatic Systems (DeBoer, Anita)	1/1/1995	Agreement
LI Supplements: 74CHART	Greene, Jane	9/29/2006	Author Agreement
Language! The Works (EXCEPT 74CHART)	Greene, Jane	9/29/2006	Author Agreement
The Tough Kid Social Skills Book	Sheridan, Susan	11/1/2001	publishing Agreement
Tough Kids Video Series	Algozzine, Bob	11/13/2001	Publishing Agreement
Tough Kids Video Series	Archer, Anita	11/13/2001	Publishing Agreement
Tough Kids Video Series	Jenson, Bill	11/13/2001	Publishing Agreement
Tough Kids Video Series	Reavis, Ken (payable to G. Rhodes)	11/13/2001	Publishing Agreement
Tough Kids Video Series	Rhode, Ginger	11/13/2001	Publishing Agreement
Tough Kids Video Series	Sprick, Randy	11/13/2001	Publishing Agreement
Tough Kids Video Series	Walker, Hill	11/13/2001	Publishing Agreement
Tough Kids Video Series	Ysseldyke, James	11/13/2001	Publishing Agreement
BEST Practices	Utah Parent Center	3/1/1993	Agreement
Gangs-Straight Talk, Straight Up	Jenson, Mary	11/1/1994	Agreement
Gangs-Straight Talk, Straight Up	Yerrington, Phillip	11/1/1994	Agreement
Heroes	Raoul Wallenberg Foundation	11/1/1994	Agreement
How To Read With Your Children	Wilken, Phyllis	2/4/2002	Publishing Agreement
Teaching Kids To Learn	Seaman, John	5/1/1995	Agreement
Choice Makers Series	University Tech Corp (CUCS) (CU, Colo Springs)	4/1/1996	Agreement
Inclusion notes For Busy Teachers	Fad, Kathleen	2/1/1995	Agreement
Inclusion notes For Busy Teachers	Riddle, Margaret	2/1/1995	Agreement
The New Teacher’s Surival Guide	Fad, Kathleen	6/20/2001	Publishing Agreement
The New Teacher’s Surival Guide	Gilliam, James	6/20/2001	Publishing Agreement
Health ‘n Me	Bridge Communication (McCarthy, Alice)	5/1/2000	Independent Service Agreement
Supple Works (93CHART)	Pacific Northwest Publishing, Inc (Sprick, Marilyn)	3/1/2005	Publishing Agreement
Works	Pacific Northwest Publishing, Inc (Sprick, Marilyn)	3/1/2005	Publishing Agreement

Attachment 2

STAMM	Bradsby, Larry	7/1/1995	Board of Education Agenda Item
The Effective Elementary Classroom	Colvin, Geoff	11/1/2002	Publishing Agreement
The Effective Elementary Classroom	Lazar, Mike	11/1/2002	Publishing Agreement
Classwide Peer Tutoring	Univeristy of Kansas	9/1/1995	Agreement
Turning Our School Around	Wilken, Phyllis	10/30/1996	Letter of Understanding
First Step	Feil, Ed	7/1/1997	Agreement
First Step	Golly, Annemieke	7/1/1997	Agreement
First Step	Kavanagh, Kate	7/1/1997	Agreement
First Step	Severson, Herb	7/1/1997	Agreement
First Step	Stiller, Bruce	7/1/1997	Agreement
First Step	Walker, Hill	7/1/1997	Agreement
LANGUAGE! Roots	Alexander, John	9/1/1997	Agreement
LANGUAGE! Roots	Bebko, Anne	9/1/1997	Agreement
LANGUAGE! Roots	Doucet, Richard	9/1/1997	Agreement
LANGUAGE! Roots	Greene, Jane	9/1/1997	Publishing, Training, and Royalty Agreement
LANGUAGE! — Third Edition	Eberhardt & Eberhardt LLC	4/1/2003	Letter of Agreement
LANGUAGE! — Third Edition	Greene, Jennifer	11/13/2003	Letter of Agreement
LANGUAGE! — Third Edition	The Greenwood School (John Alexander)	7/21/2004	Amendment to Agreement
One-Minute Fluency Builders	Anderson, Peggy	5/5/2003	Publishing Agreement
One-Minute Fluency Builders	Beck, Ray	5/5/2003	Publishing Agreement
One-Minute Fluency Builders	Conrad, Denise	5/5/2003	Publishing Agreement
CLAS Collections	Amy Santos	3/10/2003	Publishing Agreement
CLAS Collections	Susan Fowler	3/10/2003	Publishing Agreement
Alternative Techniques for Math	Ricahrd Cooper	3/24/2003	Publishing Agreement
Math Think Sheets	The Learner’s Edge, Inc.	3/23/2003	Publishing Agreement
Tough Kid Preschool Book	Bowen, Julie	9/23/2003	The Tough Kid Series Agreement Addendum
Tough Kid Preschool Book	Evans, Calvin	9/23/2003	The Tough Kid Series Agreement Addendum
Tough Kid Preschool Book	Jenson, Bill	9/23/2003	The Tough Kid Series Agreement Addendum
Tough Kid Preschool Book	Rhode, Ginger	9/23/2003	The Tough Kid Series Agreement Addendum
Tough Kid Principal’s Briefcase	Evans, Calvin	9/23/2003	The Tough Kid Series Agreement Addendum
Tough Kid Principal’s Briefcase	Jenson, Bill	9/23/2003	The Tough Kid Series Agreement Addendum
Tough Kid Principal’s Briefcase	Morgan, Daniel P.	9/23/2003	The Tough Kid Series Agreement Addendum
Tough Kid Principal’s Briefcase	Rhode, Ginger	9/23/2003	The Tough Kid Series Agreement Addendum
Stepping Stones to Literacy	Penny Cooper (and Jorge Gonzalez)	5/5/2003	Publishing Agreement
Stepping Stones to Literacy	Ron Nelson	5/5/2003	Publishing Agreement
Classroom Management for Algebra ! Rescue	Witt, Joseph	5/5/2003	Publishing Agreement
Algebra Readiness Assessment	Witt, Joseph	5/5/2003	Publishing Agreement
Teachers	Galiaway, Kate	12/16/2003	Addendum
Teachers	Witt, Joseph	12/16/2003	Addendum
Set	Creating Caring Communities	12/16/2003	Letter of Agreement
Caring Community	McCarnes, Kayla	5/12/2003	Publishing Agreement
Set	McCarnes, Kayla	5/12/2003	Publishing Agreement
Caring Community	Nelson, Karin	5/12/2003	Publishing Agreement
Set	Nelson, Karin	5/12/2003	Publishing Agreement
Caring Community	Sager, Nancy W	5/12/2003	Publishing Agreement

Attachment 2

STAMM	Bradsby, Larry	7/1/1995	Board of Education Agenda Item
Set	Sager, Nancy W	5/12/2003	Publishing Agreement
Edition	Barris, Mitchell	12/17/2003	Amendmen for Bully-Proofing Agreements
Edition	Bonds, Maria	12/17/2003	Amendmen for Bully-Proofing Agreements
Edition	Garrity, Carta	10/20/2003	Amendmen for Bully-Proofing Agreements
Edition	Porter, Bill	10/20/2003	Amendmen for Bully-Proofing Agreements
Edition	Stoker, Sally	12/17/2003	Amendmen for Bully-Proofing Agreements
Sound Partners	Firebaugh, Mary	6/25/2003	Publishing Agreement
Sound Partners	Jenkins, Joseph	6/25/2003	Publishing Agreement
Sound Partners	O’Connor, Rollanda	6/25/2003	Publishing Agreement
Sound Partners	Peyton, Julia	6725/2003	Publishing Agreement
Sound Partners	Pool, Kathleen	6/25/2003	Publishing Agreement
Sound Partners	Vadasy, Patricia	6/25/2003	Publishing Agreement
Intervention Planning	Liaupsin, Carl	7/8/2003	Publishing Agreement
intervention Planning	Nelson, C. Michael	7/8/2003	Publishing Agreement
Intervention Planning	Scott, Terrance M	7/8/2003	Publishing Agreement
Revision of Math Rescue	Bradsby, Shirley and Larry	9/23/2003	Publishing Agreement
Inverventions	Hall, Susan	9/23/2003	Publishing Agreement
Inverventions	Moats, Louisa	9/23/2003	Publishing Agreement
Success	Denton, Carolyn	4/12/2004	Addendum to the Coaching Reading Agreement
Success	Hasbrouck, Jan	10/14/2003	Publishing Agreement
Fun	Algozzine, Bob	9/9/2003	Publishing Agreement
Fun	Ysseldyke, James	9/9/2003	Publishing Agreement
Advice on Teaching The Tough to Teach	Morgan, Daniel P. with payment to USU/CSF	9/22/2003	Publishing Agreement
Tutoring Reading Guide for Parapros	Glaser, Deborah	4/2/2003	Publishing Agreement
Phonics Comics	Lapin, Gloria	10/10/2003	Publishing Agreement
We Can! Classroom Mgt Training Video	Gibson, Vlcki	12/12/2001	First Amendment
A Spelling Program for Primary Grade	Javernick, Ellen	11/20/2003	Publishing Agreement
A Spelling Program for Primary Grade	Moats, Louisa	11/20/2003	Publishing Agreement
DIBELS Users Manual	Hancock, Carrie	11/5/2003	Dibel’s User Manual Amendment
DIBELS Users Manual	Reading Street, LLC (Linda Farrell)	11/5/2003	Publishing Agreement
Writing Rewards, Module 1-Score	Archer, Anita	12/5/2003	Publishing Agreement
Writing Rewards, Module 1-Score	Gleason-Ricker, Mary	12/5/2003	Publishing Agreement
Writing Rewards, Module 1-Score	Isaacson, Steven	12/5/2003	Publishing Agreement
Writing Rewards, Module 2-5	Archer, Anita	12/5/2003	Publishing Agreement
Writing Rewards, Module 2-5	Gleason-Ricker, Mary	12/5/2003	Publishing Agreement
Better Transitions	Linden, Mary Ann	1/5/2004	Publishing Agreement
Phoneme/Grapheme Mapping	Grace, Kathryn	12/19/2003	Publishing Agreement
Vocabulary is Power	Marchand-Martelia, Nancy	1/13/2004	Publishing Agreement
Vocabulary is Power	Nelson, Jay Ron	1/13/2004	Publishing Agreement
LETRS Presenter’s CD	Sedita, Joan	2/10/2004	Agreement Amendment
LETRS Presenter’s CD	Tolman, Carol	2/10/2004	Publishing Agreement
Stop & Think Curriculum	Project Achieve, Inc	2/10/2004	Publishing Agreement
The Reading Intervention Program (TRIP)	Farrell, Linda	3/23/2004	Publishing Agreement
The Reading Intervention Program (TRIP)	Hunter, Michael	3/23/2004	Publishing Agreement

Attachment 2

STAMM	Bradsby, Larry	7/1/1995	Board of Education Agenda Item
The Reading Intervention Program (TRIP)	Moats, Louisa	3/23/2004	Publishing Agreement
LETRS-Module 7 Revised	Moats, Louisa	1/1/2005	Mitchell-Moats Master Publishing Agreement
LETRS-Module 7 Revised	The Stern Center	4/14/2004	Publishing Agreement
Sortegories	Eberhardl, Nancy	4/5/2003	Publishing Agreement
Sortegories	Feriilo, Sheryl	4/5/2003	Publishing Agreement
Safeguarding Our Children: An Action Guide	American Institutes for Research	4/21/2004	Publishing Agreement
Bank (SSARB)	CO-TEACH/DERS Gift Account	6/16/2004	Publishing Agreement
Bank (SSARB)	Schuldberg, David	6/16/2004	Publishing Agreement
Bank (SSARB)	van den Pol, Richard	6/16/2004	Publishing Agreement
Responsive Reading	Denton, Carolyn	4/19/2003	Publishing Agreement
Responsive Reading	Hocker, Jennifer Lynn	4/19/2004	Publishing Agreement
of Violence	Browning-Wright, Diana	1/19/2004	Agreement Amendment No. 1
of Violence	Cornell, Dewey	6/1/2004	Publishing Agreement
of Violence	Sheras, Peter	6/1/2004	Publishing Agreement
Reading Comprehension	Sedita, Joan	6/1/2004	Publishing Agreement
Comprehensive Approach for High Schools	McDonald, Jill	4/27/2004	Publishing Agreement
Comprehensive Approach for High Schools	Stoker, Sally	4/27/2004	Publishing Agreement
Emerging Language and Literacy Curriculum	Children’s Therapeutic Learning Center	4/13/2004	Publishing Agreement
Power Readers	Ebbers, Susan M.	7/12/2004	Publishing Agreement
Teaching Students to Problem Solve	Daunic, Ann	7/1/2004	Publishing Agreement
Teaching Students to Problem Solve	Smith, Stephen	7/1/2004	Publishing Agreement
TASA Assessments	pay Pro-Ed on specific books calender qtr basis	11/8/2004	Distribution & License Agreement
Words for Teachers	Greene, Jane	11/6/2002	Publishing, Training, and Royalty Agreement
Colleague in the Classroom: Math	Frykholm, Jeff	8/4/2004	Publishing Agreement
Math Tools	Frykholm, Jeff	8/4/2004	Publishing Agreement
The Achieving, Behaving, Caring Program	Fitzgerald, Martha	9/16/2004	Publishing Agreement
The Achieving, Behaving, Caring Program	Kay, Pam	9/16/2004	Publishing Agreement
The Achieving, Behaving, Caring Program	McConaugby, Stephanie	9/16/2004	Publishing Agreement
The Achieving, Behaving, Caring Program	University of Vermont State & Agricultural College	9/16/2004	Publishing Agreement
The Achieving, Behaving, Caring Program	Welkowitz, Julie	9/16/2004	Publishing Agreement
REWARDS-INTERMEDIATE	Archer, Anita	12/13/2004	Author Agreement
REWARDS-INTERMEDIATE	Gleason-Ricker, Mary	12/13/2004	Author Agreement
REWARDS-INTERMEDIATE	Vachon, Vicky	12/13/2004	Author Agreement
Primary Six-Minute Solution Teacher’s Guide	Adams, Gail	1/20/2005	Author Agreement
Primary Six-Minute Solution Teacher’s Guide	Brown, Sheron	1/20/2005	Author Agreement
Nate the Great	Weinman Sharmat, Marjorie	3/1/2005	Agreement
Rewards Plus Social Studies	Archer, Anita	12/13/2004	Author Agreement
ReadWell One Plus	Sprick, Marilyn	3/1/2005	Publishing Agreement
Li 3rd Training Syllabus	Greene, Jane	9/29/2006	Author Agreement
Step Up to Writing 2nd Edition	ReadWriteConnect (Maureen Auman)	1/1/2005	Author Agreement
Write Well Composition	Teaching Strategies (Marilyn Sprick)	3/1/2005	Publishing Agreement
RW Kindergarten Revised	Teaching Strategies (Marilyn Sprick)	3/1/2005	Publishing Agreement
ReadWell Grade 3	Teaching Strategies (Marilyn Sprick)	3/1/2005	Publishing Agreement
ReadWell Grade 2	Teaching Strategies (Marilyn Sprick)	3/1/2005	Publishing Agreement

Attachment 2

STAMM	Bradsby, Larry	7/1/1995	Board of Education Agenda Item
Step Up to Writing Revised	ReadWriteConnect (Maureen Auman)	1/1/2005	Author Agreement
DIBELS — Spanish	Dynamic Measurement Group (Roland Good)	2/23/2004	Strategic Alliance and License Agreement
Write Well — Spelling, Level 2	Teaching Strategies (Marilyn Sprick)	3/1/2005	Publishing Agreement
Write Well — Composition, Level 2	Teaching Strategies (Marilyn Sprick)	3/1/2005	Publishing Agreement
The Fast Read Vocab Program-LVL 1 & II	Nelson, Ron	3/7/2006	Author Agreement
The Fast Read Vocab Program-LVL 1 & II	Vadasy, Pat	3/7/2006	Author Agreement
Teaching Reading Essentials	Farrell, Linda	4/4/2006	Author Agreement
Teaching Reading Essentials	Moats, Louisa	4/4/2006	Author Agreement
Rewards Writing	Archer, Anita	12/13/2004	Author Agreement
Tier-II Math Intervention Curricula	Moats, Louisa	1/1/2005	Mitchell-Moats Master Publishing Agreement
Model	Moats, Louisa	1/1/2005	Mitchell-Moats Master Publishing Agreement
LETRS Basics	Glaser, Deborah	8/2/2006	Author Agreement
LETRS Basics	Moats, Louisa	8/2/2006	Author Agreement
Read Well K Center Activities	Sprick, Marilyn	3/1/2005	Publishing Agreement
Read Well 1 Center Activities	Sprick, Marilyn	3/1/2005	Publishing Agreement
Li Visual Vocabulary	Greene, Jane	9/29/2006	Author Agreement
Using Letrs with English Language Learners	Arguelles, Maria Elena	8/3/2006	Author Agreement
Using Letrs with English Language Learners	Baker, Scott	8/3/2006	Author Agreement
Using Letrs with English Language Learners	Moats, Louisa	8/3/2006	Author Agreement
Words for Academic Writing	Adams, Gail	9/6/2006	Author Agreement
Words for Academic Writing	Van Zant, Susan	9/6/2006	Author Agreement
The Reading Coach Presenter’s CD	Tolman, Carol	10/5/2006	Author Agreement
The Reading Coach Presenter’s CD	Hasbrouck, Jan	10/5/2006	Author Agreement
The Reading Coach Presenter’s CD	Denton, Carolyn	10/5/2006	Author Agreement
Good Talking Words	Paulson, Lucy Hart	4/1/1997	Agreement
Good Talking Words	van den Pol, Richard	4/1/1997	Agreement
Stop & Think (Supplemental Materials)	Batsche, George	2/1/2001	Publishing Agreement
Stop & Think (Supplemental Materials)	Knoff, H-Pay to Project Achieve	2/1/2001	Publishing Agreement
Project Achieve (Stop & Think Curriculum)	Knoff, H-Pay to Project Achieve	5/28/2003	Publishing Agreement
Degrees of Reading Power (DRP) Booklink	Greene, Jane	1/1/2000	Publishing, Training, and Royalty Agreement
Is There LIFE In the Classroom	Allen, Cathi	8/1/1997	Agreement
Is There LIFE In the Classroom	Keith, Danelle	8/1/1997	Agreement
Is There LIFE In the Classroom	McDonnell, John	8/1/1997	Agreement
Is There LIFE In the Classroom	McQuivey, Camille	8/1/1997	Agreement
Is There LIFE In the Classroom	Thorson, Nadine	8/1/1997	Agreement
Is There LIFE In the Classroom	UPC	8/1/1997	Agreement
Languange Practice	Greene, Jane	1/1/2000	Publishing, Training, and Royalty Agreement
Languange Practice	Woods, Judy	1/1/2000	Publishing, Training, and Royalty Agreement
Coping With Crisis: Lessons Learned	McCormick, Jami	5/15/1999	Publishing Agreement
Coping With Crisis: Lessons Learned	Poland, Scott	5/15/1999	Publishing Agreement
Good Thinking	Clark, CHERYL	12/1/1997	Agreement
Good Thinking	Hull, Wayne	12/1/1997	Agreement
IEP Connections	NASDE (Judy Schrag)	4/1/1998	Agreement
Assessments	Nelson, Jay Ron	6/1/1998	Publishing Agreement

Attachment 2

STAMM	Bradsby, Larry	7/1/1995	Board of Education Agenda Item
Assessments	Roberts, Maura	6/1/1998	Publishing Agreement
Assessments	Smith, Deborah	6/1/1998	Publishing Agreement
Get ‘Em On Task	Althouse, Brad	6/1/1998	Publishing Agreement
Get ‘Em On Task	Jenson, William	6/1/1998	Publishing Agreement
Get ‘Em On Task	Likins, Marilyn	6/1/1998	Publishing Agreement
Get ‘Em On Task	Morgan, Daniel P.	6/1/1998	Publishing Agreement
Teaching Effective Classroom Routines	Gilbertson, Donna	2/1/1998	Agreement
Teaching Effective Classroom Routines	LaFleur, Lynn	2/1/1998	Agreement
Teaching Effective Classroom Routines	Naquin, Gail	2/1/1998	Agreement
Teaching Effective Classroom Routines	Witt, Joseph	2/1/1998	Agreement
!Observe	Martin, Sandy (Psychsoft)	11/15/1999	Publishing Agreement
Functional Assessment Intervention Program	Utah Parent Center	2/5/1999	Publishing Agreement
Teaching Kids & Adults with Autism	Fad, Kathleen McConnell	2/1/1998	Agreement
Teaching Kids & Adults with Autism	Moulton, Rozelle	2/1/1988	Agreement
Assessment and Interventions (MISSING	Beck, Ray	3/1/1999	Publishing Agreement
Assessment and Interventions (MISSING	Witt, Joseph	3/1/1999	Publishing Agreement
Teachers	Greene, Jane	9/29/2006	Author Agreement
Guide LI 2nd Edition	Eberhardt, Nancy	5/1/2000	Publishing Agreement
Making Inclusion Work, Video 1 (ITN)	Beninghof, Anne	5/1/1999	Publishing Agreement
Making Inclusion Work, Video 1 (ITN)	McLaughlin, Phil	5/1/1999	Publishing Agreement
LANGUAGE! Categories	Eberhardt, Nancy	1/1/1999	Publishing Agreement
LANGUAGE! Categories	Greene, Jane	1/1/2000	Publishing, Training, and Royalty Agreement
LANGUAGE! Categories	Powers Sorese Denise	1/1/1999	Publishing Agreement
Guide to Salving Academic & Behavior	Daly, Edward	1/1/2000	Publishing Agreement
Guide to Solving Academic & Behavior	Noell, George	1/1/2000	Publishing Agreement
Guide to Solving Academic & Behavior	Witt, Joseph	1/1/2000	Publishing Agreement
Step Up To Writing	Auman, Maureen/dba The Read Write Connec.	1/1/2005	Author Agreement
High Noon Books	Greene, Jane	9/29/2006	Author Agreement
Bully-Proofing Your School — Middle Schools	Bonds, Maria	10/20/2003	Arnendmen for Bully-Proofing Agreements
Bully-Proofing Your School — Middle Schools	Stoker, Sally	10/20/2003	Arnendmen for Bully-Proofing Agreements
Bully-Proofing Your School — Middle Schools	The Bully Project	10/20/2003	Arnendmen for Bully-Proofing Agreements
Think Time Strategy for Schools	Beth Ann Carr	3/14/2003	Think Time Agreement Amendment
Think Time Strategy for Schools	Ron Nelson	3/14/2003	Think Time Agreement Amendment
Special Education in Transition	Grimes, Jeffrey (accrual only)	2/1/1998	Publishing Agreement
Special Education in Transition	Reschly, Daniel (accrual only)	2/1/1998	Publishing Agreement
Special Education in Transition	Tiley, W. David III (accrual only)	2/1/1998	Publishing Agreement
Spellers	Coultas, Deb	12/1/1998	Publishing Agreement
Spellers	Greene, Jane	1/1/2000	Publlshing, Training, and Royalty Agreement
Spellers	Whitney, Anne	12/1/1998	Publishing Agreement
The Tough Class Discipline Kit	McNeil, Cheryl	5/1/1999	Publishing Agreement
REWARDS	Archer, Anita	10/15/2002	Rewards Agreement Addendum
REWARDS	Gleason-Ricker, Mary	10/15/2002	Rewards Agreement Addendum
REWARDS	Vachon, Vicky	10/15/2002	Rewards Agreement Addendum
First Aid for-Hurt Feelings	Barris, Mitchell	5/1/1999	Publishing Agreement

Attachment 2

STAMM	Bradsby, Larry	7/1/1995	Board of Education Agenda Item
First Aid for Hurt Feelings	Garrity, Carla	5/1/1999	Publishing Agreement
First Aid for Hurt Feelings	Porter, William	5/1/1999	Publishing Agreement
Sort Itl (LANGUAGE!)	Feriito, Sheryl	1/1/1999	Publishing Agreement
Sort Itl (LANGUAGE!)	Greene, Jane	1/1/2000	Publishing, Training, and Royalty Agreement
Functiional Behavioral Assessment	Liaupsin, Carl	8/1/2000	Publishing Agreement
Functiional Behavioral Assessment	Nelson, C. Michael	8/1/2000	Publishing Agreement
Functiional Behavioral Assessment	Scott, Terrance M	8/1/2000	Publishing Agreement
Processing (CTOPP)	Greene, Jane	9/29/2006	Author Agreement
Test of Word Reading Efficiency (TOWR)	Greene, Jane	9/29/2006	Author Agreement
Teacher Directed PALS	Allen, Shelley	10/1/1999	Publishing Agreement
Teacher Directed PALS	Howard, Jill K.	10/1/1999	Publishing Agreement
Teacher Directed PALS	Mathes-Burnett, Patricia	10/1/1999	Publishing Agreement
Teacher Directed PALS	Torgesen, Joseph	10/1/1999	Publishing Agreement
Discovery Program-Videos	Dl Media, LLLP	1/1/2001	Publishing Agreement
Discovery Program-Workbooks	Discovery Institute	1/1/2001	Publishing Agreement
Attain IEP Success, Hostile, Resistant	Attainment Company, Inc.	10/17/2000	Nonexclusive Submaster Royalty Agreement
Resistance, Building Rapport	Maag, John	6/20/2000	Publishing Agreement
Collaborative Strategic Reading (CRS)	Bryant, Diane	6/29/2000	Publishing Agreement
Collaborative Strategic Reading (CRS)	Dimino, Joseph	6/29/2000	Publishing Agreement
Collaborative Strategic Reading (CRS)	Klingner, Janette	6/29/2000	Publishing Agreement
Collaborative Strategic Reading (CRS)	Schumm, Jeanne S.	6/29/2000	Publishing Agreement
Collaborative Strategic Reading (CRS)	Vaughn, Sharon	6/29/2000	Publishing Agreement
Language Skills (BELLS)	Jepson, Stacia	8/21/2000	Publishing Agreement
Language Skills (BELLS)	Noble, Linda	8/21/2000	Publishing Agreement
Language Skills (BELLS)	Paulson, Lara	8/21/2000	Publishing Agreement
Language Skills (BELLS)	Paulson, Lucy Hart	8/21/2000	Publishing Agreement
Language Skills (BELLS)	van den Pol, Richard	8/21/2000	Publishing Agreement
First Step to Success	Feil, Edmound	1/29/2001	Publishing Agreement
First Step to Success	Golly, Annemieke	1/29/2001	Publishing Agreement
First Step to Success	Kavanagh, Kate	1/29/2001	Publishing Agreement
First Step to Success	Sleverson, Herb	1/29/2001	Publishing Agreement
First Step to Success	Stiller, Bruce	1/29/2001	Publishing Agreement
First Step to Success	Walker, Hill	.1/29/2001	Publishing Agreement
The IEP Planner Series	DePry, Randall	6/16/2000	Publishing Agreement
The IEP Planner Series	Fletcher-Janzen, Elaine	6/16/2000	Publishing Agreement.
Meeting Standards	Beninghof, Anne	2/19/2001	Publishing Agreement
KPALS	Clancy-Mencbetti, Jeanine	10/1/1999	Publishing Agreement
KPALS	Mathes-Burnett, Patricia G	10/1/1999	Publishing Agreement
KPALS	Torgeson, Joseph K.	10/1/1999	Publishing Agreement
1st Grade PALS	Allen, Shelley	10/1/1999	Publishing Agreement
1st Grade PALS	Alior, Jill Howard	10/1/1999	Publishing Agreement
1st Grade PALS	Mathes-Burnett, Patricia G	10/1/1999	Publishing Agreement
1st Grade PALS	Torgeson, Joseph K.	10/1/1999	Publishing Agreement
Language!	Greene, Jane	9/29/2006	Author Agreement

Attachment 2

STAMM	Bradsby, Larry	7/1/1995	Board of Education Agenda Item
Directed Play	McCarthy-Rettig, Kelly	4/27/2001	Publishing Agreement
Directed Play	Rettig, Michael	4/27/2001	Publishing Agreement
Language Roots, 2nd Edition	Alexander, John	9/1/1997	Agreement
Language Roots, 2nd Edition	Bebko, Anne	9/1/1997	Agreement
Language Roots, 2nd Edition	Doucet, Richard	9/1/1997	Agreement
Language Roots, 2nd Edition	Greene, Jane	9/29/2006	Author Agreement
The Well Connected School Psychologist	Steingart, Sandra K.	5/4/2001	Publishing Agreement
Reaching Out to Today’s Kids	Flatau, Susie Kelly	6/12/2001	Publishing Agreement
Reaching Out to Today’s Kids	McConnell Fad, Kathleen	6/12/2001	Publishing Agreement
Making Your Child a Player in Life	Bessire, Linda	6/14/2001	Publishing Agreement
Making Your Child a Player in Life	Cronin, W. Jean	6/14/2001	Publishing Agreement
Spelling and Writing the English Language	Moats, Louisa	2/15/2000	Publishing Agreement
Book D only	Moats, Louisa	12/16/2003	Spellography Agreement Addendum
Spelling and Writing the English Language	Rosow, Bruce	2/15/2000	Publishing Agreement
Book D only	Rosow, Bruce	12/16/2003	Spellography Agreement Addendum
Teachers Make a Difference	Sheridan, Susan	6/29/2001	Publishing Agreement
Functional Assessment of Academic	Christenson, Sandra L.	7/11/2001	Publishing Agreement
Functional Assessment of Academic	Ysseidyke, James	7/11/2001	Publishing Agreement
Algebra 1 Rescue	Bradsby, Larry	7/12/2002	Publishing Agreement
Algebra 1 Rescue	Bradsby, Larry	7/12/2002	Publishing Agreement
ParaPros as Reading Tutors	DelQuadri, Joseph	10/3/2003	Publishing Agreement
ParaPros as Reading Tutors	Duval, Steve	10/3/2003	Publishing Agreement
ParaPros as Reading Tutors	Hall, Vance R.	10/3/2003	Publishing Agreement
The Parent Coach	Borchert, Carol	9/24/2001	Publishing Agreement
The Parent Coach	Richfield, Steven	9/24/2001	Publishing Agreement
Growing Writers	Kemp, Debra	10/26/2001	Publishing Agreement
Northstar (AKA Mentoria)	Boersma, Richard	8/28/2001	Purchase of Rights and Work-for-Hire Agreement
Read Well Kindergarten	Pacific Northwest Publishing, Inc (Sprick, Marilyn)	3/1/2005	Publishing Agreement
Special Education Modules	Algozzine, Bob	12/31/2001	Publishing Agreement
Special Education Modules	Ysseidyke, James	12/31/2001	Publishing Agreement
We Can Kit components (sold alone)	Gibson, Vicki	12/13/2001	Publishing Agreement
Addressing Student Problem Behavior	American institutes for Research	11/28/2001	Publishing Agreement
Helping Kids Handle Conflict	Huggins, Pat	6/15/1999	Amendment to Agreement
Helping Kids Handle Conflict	Shakarian, Lorraine	6/15/1999	Amendment to Agreement
Primary Vers.	Huggins, Pat	8/31/1989	Agreement
Primary Vers.	Wood Manion, Donna	5/31/1989	Agreement
state adoption kit)	What Works With Kids, LLP (WWWK)	12/13/2001	Publishing Agreement
any state adoption kit)	What Works With Kids, LLP (WWWK)	12/13/2001	Publishing Agreement
state adoption kit other than TX)	What Works With Kids, LLP (WWWK)	12/13/2001	Publishing Agreement
Watchword (with Addendum)	Watchword, Inc	12/17/2001	Publishing Agreement
Behavior	Fox, Dr Robert	12/31/2001	Publishing Agreement
Behavior	Nicholson, Bonnie	12/31/2001	Publishing Agreement
Tips for Beginning Teachers	Algozzine, Bob	1/15/2002	Publishing Agreement
Tips for Beginning Teachers	Ysseidyke, James	1/15/2002	Publishing Agreement

Attachment 2

STAMM	Bradsby, Larry	7/1/1995	Board of Education Agenda Item
Algebra Ready	Denver Public Schools	1/15/2002	Publishing Agreement
Algebra Ready	The Learner’s Edge, Inc.	1/15/2002	Publishing Agreement
Special Education Law	Yell, Mitchell	1/16/2002	Publishing Agreement
Literacy Skills	III & Ruth A Kaminski)	2/4/2004	Publishing Agreement
We Can Sing English and Spanish	Houston, Jack	2/18/2002	Agreement for Development of Media Products
ASSIST Series (Exclding 18 SEP & 18 CON)	Huggins, Pat	6/15/1999	Amendment to Agreement
STP Poster	Hergenrolder, Ernie (Artist)	1/7/1997	Agreement
Meaning Through Morphology	Ebbers, Susan M.	2/26/2002	Publishing Agreement
LETRS	Moats, Louisa	1/1/2005	Mitchell-Moats Master Publishing Agreement
Wright Well Grade One / The Works	Pacific Northwest Publishing, Inc (Sprick, Marilyn)	3/1/2005	Publishing Agreement
The Tough Kid Parent Book	Jenson, Bill	3/1/2002	Publishing Agreement
The Tough Kid Parent Book	Rhode, Ginger	3/1/2002	Publishing Agreement
Colleague In The Classroom	World’s Best Teachers, Inc.	3/28/2002	Assignment Agreement
DVDs)	World’s Best Teachers, Inc.	3/28/2002	Assignment Agreement
Preventing Problem Behavior	Algozzine, Bob	4/18/2002	Publishing Agreement
TIPS: Pamphlets for Parents	Algozzine, Bob	4/26/2002	Publishing Agreement
TIPS: Pamphlets for Parents	Ysseldyke, James	4/26/2002	Publishing Agreement
An LEP Implementation Guide: Grades 7-12	Chavez)	4/30/2002	Publishing Agreement
An LEP Implementation Guide: Grades 7-12	Clark, Kevin	4/30/2002	Publishing Agreement
An LEP Implementation Guide: Grades 7-12	Porter, Rosalie	4/30/2002	Publishing Agreement
We Can Kits (other than NM or TX)	Gibson, Vicki	6/18/2002	Agreement Letter
We Can Kits (other than NM or TX)	Hickerson, Joel	6/18/2002	Agreement Letter
We Can Kit (NM)	Gibson, Vicki	6/18/2002	Agreement Letter
We Can Kit (NM)	Hickerson, Joel	6/18/2002	Agreement Letter
We Can Kit (TX)	Gibson, Vicki	12/31/2001	Publishing Agreement
Unified Discipline	Algozzine, Bob	5/7/2002	Publishing Agreement
Unified Discipline	White, Richard	5/7/2002	Publishing Agreement
Medication Fact Sheets	Konopasek, Dean	5/10/2002	Publishing Agreement
PRIDE	Algozzine, Bob	5/20/2002	Publishing Agreement
PRIDE	Campbell, Pam	5/20/2002	Publishing Agreement
PRIDE	Wang, Jianjun	5/20/2002	Publishing Agreement
PRIDE	Ysseldyke, James	5/20/2002	Publishing Agreement
Early Childhood Interagency Collaboration	Frederick, Linda	4/26/2002	Publishing Agreement
Early Childhood Interagency Collaboration	Hayden, Peggy	4/26/2002	Publishing Agreement
Early Childhood Interagency Collaboration	Smith, Barbara	4/26/2002	Publishing Agreement
Greenwood Word List Book	Greenwood Institute	5/29/2002	Publishing Agreement
Handbook	Algozzine, Bob	6/24/2002	Publishing Agreement
Handbook	Bateman, David	6/24/2002	Publishing Agreement
Handbook	O’Shea, Dorothy	6/24/2002	Publishing Agreement
Handbook	O’Shea, Lawrence	6/24/2002	Publishing Agreement
Works	Pacific Northwest Publishing, Inc (Sprick, Marilyn)	3/1/2005	Publishing Agreement
Works	Pacific Northwest Publishing, Inc (Sprick, Marilyn)	3/1/2005	Publishing Agreement
Assessments That Work	Reschly, Dan	4/21/2004	Publishing Agreement
Assessments That Work	Vanderwood, Michael	4/21/2004	Publishing Agreement

Attachment 2

STAMM	Bradsby, Larry	7/1/1995	Board of Education Agenda Item
Assessments That Work	Ysseldyke, James	4/21/2004	Publishing Agreement
Learning Strategies	Algozzine, Bob	7/11/2002	Publishing Agreement
Learning Strategies	Lambert, Monica	7/11/2002	Publishing Agreement
Transitional Math	Stroh, Mary	8/1/2002	Publishing Agreement
Transitional Math	Woodward, John	8/1/2002	Publishing Agreement
Primary Steps Reproducibles	Auman, Maureen/dba The Read Write Connec.	3/1/2005	Author Agreement
Primary Steps Reproducibles	Karas, Gwen	3/1/2005	Author Agreement
Primary Steps Reproducibles	Sage, Margaret	3/1/2005	Author Agreement
Primary Steps Reproducibles	Tyler, Caela	3/1/2005	Author Agreement
Choose and Take Action	University Tech Corp (CUCS) (CU, Colo Springs)	9/17/2001	Publishing Agreement
Practical Writing Series	ReadWrite Connect, LLC (Maureen Auman)	3/1/2005	Author Agreement
Everybody Needs Fluency	Binder, Carl	9/17/2002	Publishing Agreement
The Tough Kid New Teacher Kit	Jenson, Bill	8/28/2002	Ammendment to Agreement
The Tough Kid New Teacher Kit	Morgan, Daniel P.	8/28/2002	Ammendment to Agreement
The Tough Kid New Teacher Kit	Rhode, Ginger	8/28/2002	Ammendment to Agreement
Misbehavior in Preschool Classrooms	McNeil, Cheryl B	9/5/2002	Publishing Agreement
Making Connections	State Board of Educ-Oregon	9/16/2002	Publishing Agreement
Step By Step	American Institutes for Research	9/30/2002	Publishing Agreement
Program	Adams, Gail	10/22/2002	Publishing Agreement
Program	Brown, Sheron	10/22/2002	Publishing Agreement
Effective Discipline	Bryant, Diane Pedrotty	11/15/2002	Publishing Agreement
Effective Discipline	Curran, Christina	11/15/2002	Publishing Agreement
Effective Discipline	Deutsch Smith, Deborah	11/15/2002	Publishing Agreement
LANGUAGE I — Third Edition	Greene, Jane	9/29/2006	Author Agreement
LANGUAGE I — Third Edition	Greene, Jane	9/29/2006	Author Agreement
LANGUAGE I — Third Edition	Greene, Jane	9/29/2006	Author Agreement
LANGUAGE I — Third Edition	Greene, Jane	9/29/2006	Author Agreement
LANGUAGE I — Third Edition	Greene, Jane	9/29/2006	Author Agreement
LANGUAGE I — Third Edition	Woods, Judy	1/1/2003	Letter of Agreement
Safe Schools Video Series	Montgomery County Public Schools	12/5/2002	Publishing Agreement
In Schools (CBITS)	The Rand Corporation	1/10/2003	Publishing Agreement
Building Effective Schools Together (BEST)	Golly, Annemieke	1/10/2003	Publishing Agreement
Building Effective Schools Together (BEST)	Sprague, Jeffrey	1/10/2003	Publishing Agreement
Primary Steps Poster Set	Auman, James	3/1/2005	Author Agreement
Primary Steps Poster Set	Auman, Paul	3/1/2005	Author Agreement
Primary Steps Poster Set	Tyler, Caela	3/1/2005	Author Agreement
by Bob Davies	Davies, Robert	1/27/2003	Publishing Agreement
Algebra One-Minute Fluency Builders	Anderson, Peggy	1/27/2003	Publishing Agreement
Algebra One-Minute Fluency Builders	Beck, Ray	1/27/2003	Publishing Agreement
Algebra One-Minute Fluency Builders	Conrad, Denise	1/27/2003	Publishing Agreement
Control	Huggins, Pat	2/11/2003	Amendment to Agreement
Control	Shakarian, Lorraine	2/17/2003	Amendment to Agreement
Internentions	Naquin, Gale	2/14/2003	Publishing Agreement
Internentions	Stephens, Tammy	2/14/2003	Publishing Agreement

Attachment 2

STAMM	Bradsby, Larry	7/1/1995	Board of Education Agenda Item
50 Simple Ways To Make Teaching More fun	Algozzine, Bob	12/1/1993	Agreement
Administrator’s Guide	Beninghof, Anne	9/18/2001	Publishing Agreement
Guide	Singer, Anne	9/18/2001	Publishing Agreement
Teacher’s Guide to Integrating Students with	Beninghof, Anne	8/24/2001	Publishing Agreement
Sensible Strategies	Beninghof, Anne	8/24/2001	Publishing Agreement
	The Mulkey Company (Susan Filster-Mulkey)	11/2/2004	Agreement Amendment

Cambium Learnig NY, Inc. Contracts
Chicago Early Intervention	Colleen Jones	2/16/1997	Authors Agreement
Chicago Early Intervention	Mary Keller	9/1/2002	Authors Agreement
Early Reading Program (Pre K-3)	Adria Klein	9/1/2002	Authors Agreement
Early Reading Program (Pre K-3)	Colleen Jones	1/1/1999	Authors Agreement
After School Reading	Colleen Jones	9/1/2002	Authors Agreement
Early Reading Program (Pre K-3) (CD only)	Jason Powe	2/4/2002	Authors Agreement
Early Reading Program (Pre K-3) (CD only)	Joshau Powe	2/4/2002	Authors Agreement
Early Reading Program (Pre K-3)	Lisa Fleisher	12/15/1999	Authors Agreement
After School Reading	Lisa Fleisher	12/15/1999	Authors Agreement
Early Reading Program (Pre K-3)	Mary Keller	1/1/1999	Authors Agreement
After School Reading	Mary Keller	3/1/2001	Authors Agreement
Metro Math Bridges	Colleen Jones	2/1/2000	Authors Agreement
Metro Math Bridges	Jack Beers	2/1/2000	Authors Agreement
Math Readers	Adria Klein	5/4/1999	Authors Agreement
Math Readers	Colleen Jones	2/19/1999	Authors Agreement
Metro Non Fiction Book Bag	Colleen Jones	3/1/2001	Authors Agreement
Metro Non Fiction Book Bag	Mary Keller	3/1/2001	Authors Agreement
Mission Possible	Andrea Kerr	2/25/2000	Consultant Agreement
Mission Possible	Audrey Donaldson	2/25/2000	Consultant Agreement
Mission Possible	Diana Dumetz Carry	2/25/2000	Authors Agreement
Problem Solving	Colleen Jones	2/19/1999	Authors Agreement
Problem Solving	Jack Beers	3/20/1999	Authors Agreement
Reading Acceleration Program	Colleen Jones	2/16/1997	Authors Agreement
Reading Acceleration Program	Mary Keller	9/1/2002	Authors Agreement
Fast Forward / Reading Central	Adria Klein	3/29/2000	Authors Agreement
Fast Forward / Reading Central	Colleen Jones	9/1/2002	Authors Agreement
Fast Forward / Reading Central	Mary Keller	3/1/2001	Authors Agreement
Voyages	Colleen Jones	3/1/2002	Authors Agreement
Voyages	Hillsborough County SD	Contracts
Voyages	Jack Beers	3/1/2001	Authors Agreement
The Spirit Within — Kids Anthology	AKA Sorority, Inc.	Contracts
Alabama Civil Rights book	Donna Elam	4/20/2004	Author Agreement
Alabama Civil Rights book	Jason Powe	4/20/2004	Author Agreement

Attachment 2

STAMM	Bradsby, Larry	7/1/1995	Board of Education Agenda Item

Alabama Civil Rights book	Between Donna Elam and Jason Powe	1/1/2005	Royalty Assignment
Alabama Civil Rights book	Between Jason Powe and Donna Elam	1/1/2005	Royalty Assignment

Bully-Proofing Your School: A Comprehensive Approach for Elementary Schools, 3rd Edition. The Bully Porject		5/1/2003	Publishing Agreement

Schedule 3.18
Environmental Matters
None.

Schedule 3.19
Insurance

Policy No.	Insurer	Coverage	Limits	Effective Date	Renewal Date	Premium

P-630-0324L552-TIL-07	Travelers	Property	25,000,000	2/15/2007	2/15/2008	64,012
P-630-0324L552-TIL-07	Travelers	Computer	1,000,000	2/15/2007	2/15/2008
P-630-0324L552-TIL-07	Travelers	Business Interruption	26,000,000	2/15/2007	2/15/2008
P-630-0324L552-TIL-07	Travelers	General Liability:		2/15/2007	2/15/2008	42,352
		Per Occurrence	1,000,000
		General Aggregate	2,000,000
		Fire Damage	1,000,000
		Medical Expense	10,000
		Personal & Advertising Injury	1,000,000
		Products/Completed Operations	1,000,000
		Combined Single Limit	1,000,000
PFUB-9692C90-6-07	Travelers	Workers Compensation	500,000	2/15/2007	2/15/2008	154,489
104901371	Travelers	Crime	500,000	2/15/2007	2/15/2008	2,322
PSM-CUP-1231L517-TIL-07	Travelers	Umbrella		2/15/2007	2/15/2008	11,504
		Per Occurrence	10,000,000
		General Aggregate	10,000,000
Binder #B07031606599	Travelers	Foreign Liability:		2/15/2007	2/15/2008	2,500
		General Liability	1,000,000
		Automobile Liability	1,000,000
		Employers Liability	500,000
		Repatriation Expense	250,000

Policy No.	Insurer	Coverage	Limits	Effective Date	Renewal Date	Premium

6802-2323	Executive Risk	Multimedia Liability:		2/15/2007	2/15/2008	69,863
	Indemnity (Chubb	Each Claim	5,000,000
	Specialty)	Aggregate	5,000,000
BA-9689C871-07-CAG	Travelers	Non-Owned/Hired Auto Liability	1,000,000	2/15/2007	2/15/2008	150
DON G21953015 002	Ace	Direcrors & Officers Liability	5,000,000	6/15/2006	6/15/2007	43,600
104315055	Travelers	Excess Directors & Officers	5,000,000	6/15/2006	6/15/2007	31,500
		Liability

Schedule 3.21
Acquisition Documents
(i)
EXHIBITS AND SCHEDULES
Exhibits

Exhibit A	Form of Escrow Agreement
Exhibit B-l	Form of Option Termination Agreement — Non-Senior Management
Exhibit B-2	Form of Option Termination Agreement — Senior Management
Exhibit C	Form of Closing Certificate
Exhibit D	Form of Restrictive Covenants Agreement
Exhibit E	Form of Joinder Agreement
Exhibit F	Form of J.H. Whitney Non-Solicitation and Confidentiality Agreement
Schedules

Schedule 1(a)	Funded Debt
Schedule 1(b)	Net Working Capital Methodology
Schedule 2.2(f)	Equity Rollover Consideration
Schedule 3.1(b)	Jurisdictions Where Qualified to do Business
Schedule 3.2(a)	Stock Ownership
Schedule 3.2(b)	Optionholders
Schedule 3.3	Subsidiaries
Schedule 3.5	Noncontravention
Schedule 3.7	Financial Statements
Schedule 3.8	Undisclosed Liabilities
Schedule 3.9	Absence of Certain Changes
Schedule 3.10	Litigation
Schedule 3.11	Taxes
Schedule 3.12	Compliance with Laws; Permits
Schedule 3.13	Environmental Matters
Schedule 3.14	Material Contracts
Schedule 3.15	Employee Benefits
Schedule 3.16	Labor Relations; Employee Issues
Schedule 3.17	Intellectual Property

Schedule 3.18	Real Property
Schedule 3.19	Affiliate Transactions
Schedule 3.21	Insurance
Schedule 3.23	Bank Accounts
Schedule 3.24	Transaction Expenses
Schedule 5.5	Debt Financing Commitments
Schedule 6.1	Pre-Closing Covenant Exceptions
Schedule 6.3(b)	Material Contract Consents
Schedule 8.2	Specified Indemnities
(ii)
1.	Stock Purchase Agreement, dated as of January 29, 2007, by and among Cambium, Sellers and Purchaser

2.	Equity Commitment Letter, dated as of January 29, 2007, from VSS Communications Partners IV, L.P. (“Sponsor”), VSS Communications Parallel II Partners IV, L.P. and VSS SBS IV, LLC Purchaser

3.	Commitment Letter, dated as of January 29, 2007, by and among Credit Suisse Securities (USA) LLC, Credit Suisse, Cayman Islands Branch, Barclays Bank PLC (collectively, the “Banks”) and Purchaser

4.	Fee Letter, dated as of January 29, 2007, by and among the Banks and Purchaser

5.	Sponsor Letter, dated as of January 29, 2007, by and among the Banks and Sponsor

6.	Letter dated January 29, 2007 (re: Stock Purchase Agreement) from EdNewco, LLC to Purchaser

7.	Letter dated January 29, 2007 (re: Whitney V, L.P.) from Whitney V, L.P. to Purchaser

8.	Letter dated January 29, 2007 from J.H. Whitney & Co. to Purchaser

Schedule 4.01(g)
Local Counsel

California	Marc G. Alcser, Esq.
Stradling Yocca Carlson & Rauth
660 Newport Center Drive Suite 1600
Newport Beach, California 92660

Colorado	Darren R. Hensley, Esq.
Hensley Kim & Edgington, LLC
1660 Lincoln, Suite 3050
Denver, Colorado 80264

Schedule 6.01(b)
Existing Indebtedness
•	Build-to-Suit Net Lease between Opus Northwest, L.L.C. as Landlord and Sopris West Educational Services, Inc. as Tenant, dated September 30, 2005.

•	Letter of Credit issued by Citizens Bank of Massachusetts number S902948, dated November 15, 2005

•	Letter of Credit issued by Citizens Bank of Massachusetts number S902308, dated March 10, 2005 as amended on June 28, 2005, July 16, 2005 and October 25, 2005.

Schedule 6.02(c)
Existing Liens
•	Debtor: Sopris West Educational Services, Inc.
Creditor: Crown Credit Company
Pursuant to: UCC Financing Statement of Crown Credit Company for 2 Crown Lift Trucks, 2 Deeka Batteries, 2 Ametek Chargers.

•	Debtor: IntelliTools, Inc. Creditor: CIT Technology Financing Services, Inc. Pursuant to: UCC Financing Statement for equipment lease.

Schedule 6.04(b)
Existing Investment
None.

Schedule 6.09
Affiliate Transactions
•	J. Stuart Horsfall has an ownership interest in Cactus Investments, LLC, which is the lessor of 4093 Specialty Place in Longmont, CO.

•	Operating agreement of VSS-Cambium Holdings, LLC

•	Payments pursuant to the termination of the Stock Option Plan.

•	Senior Unsecured Note Purchase Documents

EXHIBIT A
[Form of]
ADMINISTRATIVE QUESTIONNAIRE
VSS-CAMBIUM MERGER CORP. (to be merged
with and into CAMBIUM LEARNING, INC.)

Agent Address:	Barclays Bank PLC	Return form to: Michele Lee
	200 Park Avenue	Telephone: (973)576-3717
	New York, New York 10166	Facsimile: (973)576-3014
E-mail: michele.lee@barcap.com

It is very important that all of the requested information be completed accurately and that this questionnaire be returned promptly. If your institution is sub-allocating its allocation, please fill out an administrative questionnaire for each legal entity.
Legal Name of Lender to appear in Documentation:

Signature Block Information:

•	Signing Credit Agreement	☐ Yes	☐ No

•	Coming in via Assignment	☐ Yes	☐ No

Type of Lender:
(Bank, Asset Manager, Broker/Dealer, CLO/CDO; Finance Company, Hedge Fund, Insurance, Mutual Fund, Pension Fund, Other Regulated Investment Fund, Special Purpose Vehicle, Other- please specify)

Lender Parent:

Domestic Address	Eurodollar Address

Contacts/Notification Methods; Borrowings, Paydowns, Interest, Fees, etc.

	Primary Credit Contact	Secondary Credit Contact

Name:

Company:

Title:

Address:

Telephone:

Facsimile:

E-Mail Address:

	Primary Operations Contact	Secondary Operations Contact

Name:

Company:

Title:

Address:

Telephone:

Facsimile:

E-Mail Address:

	Bid Contact	L/C Contact

Name:

Company:

Title:

Address:

Telephone:

Facsimile:

E-Mail Address:

Lender’s Domestic Wire Instructions

Bank Name:

ABA/Routing No.:

Account Name:

Account No.:

FFC Account Name:

FFC Account No.:

Attention:

Reference:

Lender’s Foreign Wire Instructions

Currency:

Bank Name:

Swift/Routing No.:

Account Name:

Account No.:

FFC Account Name:

FFC Account No.:

Attention:

Reference:

Agent’s Wire Instructions
[The Agent’s wire instructions will be disclosed at the time of closing.]

Bank Name:

ABA/Routing No.:

Account Name:

Account No.:

FFC Account Name:

FFC Account No.:

Attention:

Reference:

Tax-Documents
NON-U.S. LENDER INSTITUTIONS:
I. Corporations:
If your institution is incorporated outside of the United States for U.S. federal income tax purposes, and is the beneficial owner of the interest and other income it receives, you must complete one of the following three tax forms, as applicable to your institution: a.) Form W-8BEN (Certificate of Foreign Status of Beneficial Owner), b.) Form W-8ECI (Income Effectively Connected to a U.S. Trade or Business), or c.) Form W-8EXP (Certificate of Foreign Government or Governmental Agency).
A U.S. taxpayer identification number is required for any institution submitting Form W-8ECI. It is also required on Form W-8BEN for certain institutions claiming the benefits of a tax treaty with the U.S. Please refer to the instructions when completing the form applicable to your institution. In addition, please be advised that U.S. tax regulations do not permit the acceptance of faxed forms. An original tax form must be submitted.
II. Flow-Through Entities:
If your institution is organized outside the U.S., and is classified for U.S. federal income tax purposes as either a Partnership, Trust, Qualified or Non-Qualified Intermediary, or other non- U.S. flow-through entity, an original Form W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. Branches for United States Tax Withholding) must be completed by the intermediary together with a withholding statement. Flow-through entities other than Qualified Intermediaries are required to include tax forms for each of the underlying beneficial owners.
Please refer to the instructions when completing this form. In addition, please be advised that U.S. tax regulations do not permit the acceptance of faxed forms. Original tax form(s) must be submitted.
U.S. LENDER INSTITUTIONS:
If your institution is incorporated or organized within the United States, you must complete and return Form W-9 (Request for Taxpayer Identification Number and Certification). Please be advised that we request that you submit an original Form W-9.
Pursuant to the language contained in the tax section of the Credit Agreement, the applicable tax form for your institution must be completed and returned prior to the first payment of income. Failure to provide the proper tax form when requested may subject your institution to U.S. tax withholding.

EXHIBIT B
[Form of]
Assignment and Assumption
     This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement defined below, receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
     For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including participations in any Letters of Credit included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:

[and is an Affiliate/Approved Fund of [identify Lender]1]

3.	Borrower(s):	VSS-Cambium Merger Corp. (to be merged with and into Cambium Learning, Inc.)

4.	Administrative Agent:	Barclays Bank PLC, as the administrative agent under the Credit Agreement

[1]	Select as applicable.

5.	Credit Agreement: The Credit Agreement dated as of April 12, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among VSS-Cambium Merger Corp. (to be merged with and into Cambium Learning, Inc.), a Delaware corporation (“Borrower”), VSS-Cambium Holdings, LLC, a Delaware limited liability company (“Holdings”), the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreement), the Lenders, CREDIT SUISSE SECURITIES (USA) LLC, as co-syndication agent (in such capacity, “Co-Syndication Agent”), BNP PARIBAS, as co-syndication agent (in such capacity, “Co-Syndication Agent” and together with the other Co-Syndication Agent, the “Syndication Agents”), TD SECURITIES (USA) LLC, as documentation agent (in such capacity, “Documentation Agent”), and BARCLAYS BANK PLC as administrative agent (in such capacity, “Administrative Agent”) for the Lenders and as collateral agent (in such capacity, “Collateral Agent”) for the Secured Parties and the Issuing Bank.

6.	Assigned Interest:

Aggregate Amount
	of	Amount of	Percentage Assigned
	Commitment/Loans	Commitment/Loans	of
Facility Assigned	for all Lenders	Assigned	Commitment/Loans[2]
Tranche B Loans	$	$	%
Revolving Loans	$	$	%

[2]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

     Effective Date:                     , 20           [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]3
The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR [NAME OF ASSIGNOR]
By:
Title:

ASSIGNEE [NAME OF ASSIGNEE]
By:
Title:

Consented to and Accepted: CAMBIUM LEARNING, INC.[4]
By:
Name:
Title:

BARCLAYS BANK PLC, as Administrative Agent and Issuing Bank[5]
By:
Name:
Title:

[3]	This date may not be fewer than 5 Business days after the date of assignment unless the Administrative Agent otherwise agrees.

[4]	To be completed to the extent consent is required under Section 11.04(b).

[5]	Reference to Issuing Bank required for an assignment of Revolving Commitments.

ANNEX 1 to Assignment and Assumption
VSS-CAMBIUM MERGER CORP. (to be merged with
and into CAMBIUM LEARNING, INC.)
CREDIT AGREEMENT
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
     1. Representations and Warranties.
     1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Holdings, the Borrower, any of their Subsidiaries or Affiliates or any other person obligated in respect of any Loan Document or (iv) the performance or observance by Holdings, the Borrower, any of their Subsidiaries or Affiliates or any other person of any of their respective obligations under any Loan Document.
     1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Sections 4.01(e) or 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (vi) if it is not already a Lender under the Credit Agreement, attached to the Assignment and Assumption an Administrative Questionnaire in the form of Exhibit A to the Credit Agreement, (vii) the Administrative Agent has received a processing and recordation fee of $3,500 as of the Effective Date and (viii) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to Section 2.15 of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations that by the terms of the Loan Documents are required to be performed by it as a Lender.

     2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts that have accrued to but excluding the Effective Date and to the Assignee for amounts that have accrued from and after the Effective Date.
     3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be construed in accordance with and governed by, the law of the State of New York without regard to conflicts of principles of law that would require the application of the laws of another jurisdiction.

EXHIBIT C
[Form of]
BORROWING REQUEST
Barclays Bank PLC,
   as Administrative Agent for
the Lenders referred to below,
200 Park Avenue
New York, New York 10166
Attention: David Barton
Re: VSS-Cambium Merger Corp. (to be merged
with and into Cambium Learning, Inc.)
[Date]
Ladies and Gentlemen:
     Reference is made to the Credit Agreement dated as of April 12, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among VSS-Cambium Merger Corp. (to be merged with and into Cambium Learning, Inc.), a Delaware Corporation (“Borrower”), VSS-Cambium Holdings, LLC, a Delaware limited liability company (“Holdings”), the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreement), the Lenders, CREDIT SUISSE SECURITIES (USA) LLC, as co-syndication agent (in such capacity, “Co-Syndication Agent”), BNP PARIBAS, as co-syndication agent (in such capacity, “Co-Syndication Agent” and together with the other Co-Syndication Agent, the “Syndication Agents”), TD SECURITIES (USA) LLC, as documentation agent (in such capacity, “Documentation Agent”), and BARCLAYS BANK PLC as administrative agent (in such capacity, “Administrative Agent”) for the Lenders and as collateral agent (in such capacity, “Collateral Agent”) for the Secured Parties and the Issuing Bank. Borrower hereby gives you notice pursuant to Section 2.03 of the Credit Agreement that it requests a Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Borrowing is requested to be made:

(A)	Class of Borrowing	Revolving Borrowing Tranche B Term Borrowing

(B)	Principal amount of Borrowing[6]

[6]	ABR Loans must be in an amount that is at least $1,000,000 and an integral multiple of $250,000 or equal to the remaining available balance of the applicable Commitments. Eurodollar Loans must be in an amount that is at least $1,000,000 and an integral multiple of $500,000 or equal to the remaining available balance of the applicable Commitments.

(C)	Date of Borrowing (which is a Business Day)

(D)	Type of Borrowing	[ABR] [Eurodollar]

(E)	Interest Period and the last day thereof[7]

(F)	Funds are requested to be disbursed to Borrower’s account with [ ] (Account No. ).
     Borrower hereby represents and warrants that the conditions to lending specified in Sections 4.02(b), (c) and (d) of the Credit Agreement are satisfied as of the date hereof.
[Signature Page Follows]

[7]	Shall be subject to the definition of “Interest Period” in the Credit Agreement.

[VSS-CAMBIUM MERGER CORP. (to be merged with and into CAMBIUM LEARNING, INC.), as Borrower
By:
Name:
Title:][8]

[CAMBIUM LEARNING, INC., as Borrower
By:
Name:
Title:][9]

[8]	If executed and delivered on the Closing Date.

[9]	If executed and delivered after the Closing Date.

EXHIBIT D
[Form of]
COMPLIANCE CERTIFICATE
     I, [           ], the [Financial Officer] of [           ] (in such capacity and not in my individual capacity), hereby certify that, with respect to that certain Credit Agreement dated as of April 12, 2007 (as it may be amended, modified, extended or restated from time to time, the “Credit Agreement”; all of the defined terms in the Credit Agreement are incorporated herein by reference) among VSS-Cambium Merger Corp. (to be merged with and into Cambium Learning, Inc.), a Delaware Corporation (“Borrower”), VSS-Cambium Holdings, LLC, a Delaware limited liability company (“Holdings”), the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreement), the Lenders, CREDIT SUISSE SECURITIES (USA) LLC, as co-syndication agent (in such capacity, “Co-Syndication Agent”), BNP PARIBAS, as co-syndication agent (in such capacity, “Co-Syndication Agent ” and together with the other Co-Syndication Agent, the “Syndication Agents”), TD SECURITIES (USA) LLC, as documentation agent (in such capacity, “Documentation Agent”), and BARCLAYS BANK PLC as administrative agent (in such capacity, “Administrative Agent”) for the Lenders and as collateral agent (in such capacity, “Collateral Agent”) for the Secured Parties and the Issuing Bank:
     a. [Attached hereto as Schedule 1 are detailed calculations10 demonstrating compliance by [Borrower] [Holdings] [Subsidiary Guarantor[s]] with Section 6.10 of the Credit Agreement. [Borrower] [Holdings][Subsidiary Guarantor[s]] [is][are] in compliance with such Sections as of the date hereof.] [Attached hereto as Schedule 2 are detailed calculations setting forth the Borrower’s Excess Cash Flow.]11 [Attached hereto as Schedule 3 is the report of [accounting firm.]]12
     b. The Borrower was in compliance with each of the covenants set forth in Section 6.10 of the Credit Agreement at all times during and since [    ].
     c. No Default has occurred under the Credit Agreement which has not been previously disclosed, in writing, to the Administrative Agent pursuant to a Compliance Certificate.13

[10]	To accompany annual and quarterly financial statements only. Which calculations shall be in reasonable detail satisfactory to the Administrative Agent and shall include, among other things, an explanation of the methodology used in such calculations and a breakdown of the components of such calculations.

[11]	To accompany annual financial statements only.

[12]	To accompany annual financial statements only. The report must opine or certify that, with respect to its regular audit of such financial statements, which audit was conducted in accordance with GAAP, the accounting firm obtained no knowledge that any Default has occurred or, if in the opinion of such accounting firm such a Default has occurred, specifying the nature and extent thereof.

[13]	If a Default shall have occurred, an explanation specifying the nature and extent of such Default shall be provided on a separate page together with an explanation of the corrective action taken or proposed to be taken with respect thereto (include, as applicable, information regarding actions, if any, taken since prior certificate).

     d. There has been no change in [the Perfection Certificate] or [the latest Perfection Certificate Supplement].
     e. There have been no changes to the organizational chart [set forth on Schedule 10(a) to the Perfection Certificate] [most recently delivered to the Administrative Agent pursuant to Section 5.01(h) of the Credit Agreement].

Dated this [      ] day of [           ], 20[      ].

CAMBIUM LEARNING, INC.
By:
Name:
	Title:	[Financial Officer]

SCHEDULE 1
Financial Covenant

(A) Total Leverage Ratio: Consolidated Indebtedness to Consolidated EBITDA

Consolidated Indebtedness for the four quarter period ended [ ], 20[ ]:

At any date of determination, the aggregate amount of all Indebtedness and all LC Exposure of Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP

Consolidated EBITDA calculation:

Consolidated Net Income for the four quarter period ended [ ], 20[ ]

plus

(a) Consolidated Interest Expense for such period

(b) Consolidated Amortization Expense for such period

(c) Consolidated Depreciation Expense for such period

(d) Consolidated Tax Expense for such period

(e) nonrecurring employee severance costs incurred for such period beginning on January 1, 2007

(f) Permitted Management Fees and Expenses

(g) costs and expenses incurred in connection with the Transactions

(h) amortization of inventory write-ups under APB 16 for such period

(i) any impairment of goodwill and other intangible assets occurring during such period

(j) any amounts paid with respect to the termination of the Stock Option Plan during such period

(k) any equity based compensation paid to officers, directors, managers, members or employees of Holdings or any of its Subsidiaries during such period

(1) the aggregate amount of all other non-cash charges reducing Consolidated Net Income (excluding any non-cash charge that results in an accrual of a reserve for cash charges in any future period) for such period minus

the aggregate amount of all non-cash items increasing Consolidated Net Income (other than the accrual of revenue or recording of receivables in the ordinary course of business), provided that, notwithstanding anything to the contrary contained herein (including the definition of “Test Period”), Consolidated EBITDA shall be deemed to be (i) $[          ] for the fiscal quarter ended June 30, 2006, (ii) $[          ] for the fiscal quarter ended September 30, 2006, and (iii) $[           ] for the fiscal quarter ended December 31, 2006.

Consolidated EBITDA

Consolidated Indebtedness to Consolidated EBITDA	[ ]:1.00

Covenant Requirement	No more than [ ]:1.00

[SCHEDULE 2

Excess Cash Flow Calculation:

Consolidated EBITDA for fiscal year ended [ ], 20[ ]

[Insert Components of Excess Cash Flow once the definition is finalized]

Excess Cash Flow	]

EXHIBIT E
[Form of]
INTEREST ELECTION REQUEST
Barclays Bank PLC,
     as Administrative Agent
200 Park Avenue
New York, New York 10166
Attention: Michele Lee
[Date]

Re:	VSS-Cambium Merger Corp. (to be merged
with and into Cambium Learning, Inc.)
Ladies and Gentlemen:
     This Interest Election Request is delivered to you pursuant to Section 2.08 of the Credit Agreement dated as of April 12, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among VSS-Cambium Merger Corp. (to be merged with and into Cambium Learning, Inc.), a Delaware corporation (“Borrower”), VSS-Cambium Holdings, LLC, a Delaware limited liability company (“Holdings”), the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreement), the Lenders, CREDIT SUISSE SECURITIES (USA) LLC, as co-syndication agent (in such capacity, “Co-Syndication Agent”), BNP PARIBAS, as co-syndication agent (in such capacity, “Co-Syndication Agent” and together with the other Co-Syndication Agent, the “Syndication Agents”), TD SECURITIES (USA) LLC, as documentation agent (in such capacity, “Documentation Agent”), and BARCLAYS BANK PLC as administrative agent (in such capacity, “Administrative Agent”) for the Lenders and as collateral agent (in such capacity, “Collateral Agent”) for the Secured Parties and the Issuing Bank.
     Borrower hereby requests that on [                    ]14 (the “Interest Election Date”),
     1. $[                    ] of the presently outstanding principal amount of the Loans originally made on [                    ],

[14]	Shall be a Business Day that is (a) the date hereof in the case of a conversion into ABR Loans to the extent this Interest Election Request is delivered to the Administrative Agent prior to 11:00 a.m., New York City time on the date hereof, otherwise the Business Day following the date of delivery hereof, and (b) three Business Days following the date hereof in the case of a conversion into/continuation of Eurodollar Loans to the extent this Interest Election Request is delivered to the Administrative Agent prior to noon New York City time on the date hereof, otherwise the fourth Business Day following the date of delivery hereof, in each case.

     2. and all presently being maintained as [ABR Loans] [Eurodollar Loans],
     3. be [converted into] [continued as],
     4. [Eurodollar Loans having an Interest Period of [one/two/three/six/nine months] [ABR Loans].
     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed Interest Election Date, both before and after giving effect thereto and to the application of the proceeds therefrom:
     (a) the foregoing [conversion] [continuation] complies with the terms and conditions of the Credit Agreement (including, without limitation, Section 2.08 of the Credit Agreement);
     (b) no Default has occurred and is continuing, or would result from such proposed [conversion] [continuation].
[Signature Page Follows]

     Borrower has caused this Interest Election Request to be executed and delivered by its duly authorized officer as of the date first written above.

CAMBIUM LEARNING, INC.
By:
Name:
Title:

EXHIBIT F
[Form of]
JOINDER AGREEMENT
     Reference is made to the Credit Agreement, dated as of April 12, 2007 (the “Credit Agreement”) among VSS-Cambium Merger Corp. (to be merged with and into Cambium Learning, Inc.), a Delaware corporation (“Borrower”), VSS-Cambium Holdings, LLC, a Delaware limited liability company (“Holdings”), the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreement), the Lenders, CREDIT SUISSE SECURITIES (USA) LLC, as co-syndication agent (in such capacity, “Co-Syndication Agent”), BNP PARIBAS, as co-syndication agent (in such capacity, “Co-Syndication Agent” and together with the other Co-Syndication Agent, the “Syndication Agents”), TD SECURITIES (USA) LLC, as documentation agent (in such capacity, “Documentation Agent”), and BARCLAYS BANK PLC as administrative agent (in such capacity, “Administrative Agent”) for the Lenders and as collateral agent (in such capacity, “Collateral Agent”) for the Secured Parties and the Issuing Bank.
W I T N E S S E T H:
     WHEREAS, the Guarantors have entered into the Credit Agreement and the Security Agreement in order to induce the Lenders to make the Loans and the Issuing Bank to issue Letters of Credit to or for the benefit of Borrower;
     WHEREAS, pursuant to Section 5.11(b) of the Credit Agreement, each Domestic Subsidiary that was not in existence on the date of the Credit Agreement is required to become a Guarantor under the Credit Agreement by executing a Joinder Agreement;
     WHEREAS, pursuant to Section 6.21 of the Credit Agreement, each Subsidiary of Holdings that was not in existence on the date of the Credit Agreement and is the direct parent entity of Borrower is required to become a Guarantor under the Credit Agreement by executing a Joinder Agreement.
     The undersigned (the “New Guarantor”) is executing this joinder agreement (“Joinder Agreement”) to the Credit Agreement in order to induce the Lenders to make additional Revolving Loans and the Issuing Bank to issue Letters of Credit and as consideration for the Loans previously made and Letters of Credit previously issued.
     NOW, THEREFORE, the Administrative Agent, Collateral Agent and the New Guarantor hereby agree as follows:
     1. Guarantee. In accordance with Sections 5.11(b) and 6.21 of the Credit Agreement, the New Guarantor by its signature below becomes a Guarantor under the Credit Agreement with the same force and effect as if originally named therein as a Guarantor.
     2. Representations and Warranties. The New Guarantor hereby (a) agrees to all the terms and provisions of the Credit Agreement applicable to it as a Guarantor thereunder and (b)

represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof. Each reference to a Guarantor in the Credit Agreement shall be deemed to include the New Guarantor. The New Guarantor hereby attaches supplements to each of the schedules to the Credit Agreement applicable to it.
     3. Severability. Any provision of this Joinder Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     4. Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original. Delivery of an executed signature page to this Joinder Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Joinder Agreement.
     5. No Waiver. Except as expressly supplemented hereby, the Credit Agreement shall remain in full force and effect.
     6. Notices. All notices, requests and demands to or upon the New Guarantor, any Agent or any Lender shall be governed by the terms of Section 10.01 of the Credit Agreement.
     7. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

[NEW GUARANTOR]
By:
Name:
Title:

Address for Notices:

BARCLAYS BANK PLC, as Administrative Agent and Collateral Agent
By:
Name:
Title:

[Note: Schedules to be attached.]

EXHIBIT G
[Form of]
LANDLORD CONSENT AND ESTOPPEL CERTIFICATE

TO:	Barclays Bank PLC 200 Park Avenue New York, New York 10166

RE:	Lease, dated , between [landlord] (“Landlord”) and [Cambium entity] (“Tenant”).
Ladies and Gentlemen:
     Landlord is the lessor under the Lease and, understanding that Tenant, Cambium Learning, Inc. and various affiliates, have or will enter into a Credit Agreement, dated on or about April 12, 2007, as may be amended from time to time (the “Credit Agreement”) with Barclays Bank PLC as a collateral agent (together with its successor and/or assigns, the “Collateral Agent”) for the benefit of certain secured parties, and that the Collateral Agent will rely upon the information and matters set forth below in advancing funds under the Credit Agreement, hereby acknowledges, agrees, certifies and represents to the Collateral Agent as follows:
     1. Landlord is the record title holder and owner of the real property described in Schedule A attached hereto (the (“Real Property”).
     2. Landlord has leased all or a portion of the Real Property (the “Leased Premises”) to Tenant pursuant to a certain lease agreement or agreements described in Schedule B attached hereto (collectively, and as amended, amended and restated, supplemented or otherwise modified from time to time, the “Lease”).
     3. All monthly rent and all additional rent due (including escalations) has been paid through the end of [                    ], and no rent or additional rent under the Lease has been paid in advance of its due date.
     4. Landlord is holding a security deposit of $                     under the lease.
     5. The improvements to the Leased Premises which are Landlord’s responsibility under the Lease have been completed. Tenant does not owe Landlord money for tenant improvement work or any other charges related to any leasehold improvements.
     6. To the best knowledge of Landlord the Leased Premises have not become subject to any mechanic’s, laborer’s, materialperson’s or other lien.
     7. There exists no default of Landlord or Tenant under the Lease nor state of facts which, with the passage of time or the giving of notice or both could ripen into a default on the part of Landlord, or to the best knowledge of Landlord, could ripen into a default on the part of Tenant under the Lease.

2

     8. To the best knowledge of Landlord, Tenant has not assigned, transferred or pledged the Lease or any interest therein or sublet all or any portion of the Leased Premises as of the date hereof. Landlord has not assigned, transferred or pledged the Lease, the Leased Premises, the rents thereunder or any interest therein, except as follows (if none, so state):
     9. Landlord has no knowledge that any person or entity has engaged in or permitted any operations or activities upon, or any use of occupancy of, the Leased Premises, or any portion thereof, for the purpose of or in any way involving the handling, manufacturing, treatment, storage, use, transportation, spillage, leakage, dumping, discharge or disposal (whether legal or illegal, accidental or intentional) of any hazardous substances, materials or wastes, or any wastes regulated under any local, state or federal law, except in compliance with applicable laws.
     10. From the date hereof through the date that Landlord receives written notice from the Collateral Agent that Tenant has satisfied all of its obligations under the Credit Agreement and that the Credit Agreement has been terminated, Landlord agrees to send to the Collateral Agent at the address set forth above copies of any written communications to or from Tenant concerning alleged defaults under the Lease in the manner provided for giving notice in the Lease.
     11. Landlord acknowledges that the Collateral Agent has required, and may in the future require, as security for the Loan, inter alia, liens on certain of Tenant’s assets located at the Premises (the “Collateral”). Landlord hereby agrees that: (a) Landlord will not assert against any of Tenants assets (including, without limitation, the Collateral) any statutory or possessory liens, including, without limitation, rights of levy or distraint for rent, all of which it hereby waives; and (b) none of the Collateral located at the Premises shall be deemed to be fixtures.
     12. Landlord will not seek to exercise any right it may have to terminate the Lease by reason of any act or omission of Tenant except in accordance with the time period as set forth in the Lease, following the giving of notice to Tenant (with a copy to the Collateral Agent as provided above), during which period the Collateral Agent shall have the right, but shall not be under any obligation, to remedy such act or omission. Landlord agrees to accept such performance by the Collateral Agent on account of Tenant under the Lease.
     13. Landlord hereby consents to Tenant’s present or future assignments to the Collateral Agent of Tenant’s interest in the Lease as security for Tenant’s obligations to the Collateral Agent pursuant to a leasehold mortgage or other instrument(s).
     14. Landlord hereby agrees that if Tenant defaults in its obligations to the Collateral Agent and, as a result, the Collateral Agent seeks to enforce its security interest in the Lease or the Collateral, Landlord will permit the Collateral Agent, at the Collateral Agent’ option, to (a) succeed to Tenant’s right, title and interest under the Lease, or (b) enter into and remain in the Premises for up to ninety (90) days after the Collateral Agent declares the default, provided that the Collateral Agent pays the rental payments due under the Lease for the period of time that the Collateral Agent so uses the Premises, or (c) remove the Collateral from the Premises within a reasonable time, not to exceed ninety (90) days after the Collateral Agent gives notice to Landlord of the default, provided that the Collateral Agent pays the rental payments due under the Lease for the period of time the Collateral Agent so uses the Premises and the Collateral Agent pays for any damages caused by the Collateral Agent or its representatives in removing the Collateral from the Premises. Landlord further agrees that Landlord will not hinder the Collateral Agent’s actions in enforcing its liens on the Collateral.

     15. The party executing this certificate on behalf of Landlord has been duly authorized by all requisite corporate or partnership action, as the case may be, of Landlord.
     16. The agreements contained herein shall continue in force until all obligations and liabilities of Tenant to the Collateral Agent are paid and performed in full and all financing arrangement between the Collateral Agent and Tenant under the Credit Agreement have been terminated. Landlord shall notify all successor owners, transferees, purchasers and mortgagees of the existence of this certificate and the arrangements contained herein. The agreements contained herein may not be modified or terminated orally and shall be binding upon the successors, assigns and personal representatives of Landlord, upon any successor owner or transferee of the Leased Premises, and upon any purchaser, including any mortgagee, from Landlord.
(Signature page follows)

     WITNESS the execution of this Landlord Consent and Estoppel Certificate under seal the ____ day of                     , 2007.

LANDLORD [Name of Landlord]
By:
Name:
Title:

Schedule A
Description of Real Property

Schedule B
Description of Lease

Location/
Property
Lessor	Lessee	Dated	Modification	Address

EXHIBIT H
[Form of]
LC REQUEST [AMENDMENT]
Dated (15)
     Barclays Bank PLC, as Administrative Agent under the Credit Agreement (as amended, modified or supplemented from time to time, the “Credit Agreement”), dated as of April 12, 2007 among VSS-Cambium Merger Corp. (to be merged with and into Cambium Learning, Inc.), a Delaware corporation (“Borrower”), VSS-Cambiurn Holdings, LLC, a Delaware limited liability company (“Holdings”), the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreement), the Lenders, CREDIT SUISSE SECURITIES (USA) LLC, as co-syndication agent (in such capacity, “Co-Syndication Agent”), BNP PARIBAS, as co-syndication agent (in such capacity, “Co-Syndication Agent” and together with the other Co-Syndication Agent, the “Syndication Agents”), TD SECURITIES (USA) LLC, as documentation agent (in such capacity, “Documentation Agent”), and BARCLAYS BANK PLC as administrative agent (in such capacity, “Administrative Agent”) for the Lenders and as collateral agent (in such capacity, “Collateral Agent”) for the Secured Parties and the Issuing Bank,
200 Park Avenue
New York, New York 10166
Attention: Michele Lee
[Name and Address of Issuing Bank
if different from Administrative Agent]
Ladies and Gentlemen:
     We hereby request that [name of proposed Issuing Bank], as Issuing Bank under the Credit Agreement, [issue] [amend] [renew] [extend] [a] [an existing] [Standby] [Commercial] Letter of Credit for the account of the undersigned(16) on (17) (the “Date of [Issuance] [Amendment] [Renewal] [Extension]”) in the aggregate stated amount of (18). [Such Letter of Credit was originally issued on [date].] The requested Letter of Credit [shall be] [is] denominated in Dollars.

[15]	Date of LC Request.

[16]	Note that if the LC Request is for the account of a Subsidiary, Borrower shall be a co-applicant, and be jointly and severally liable, with respect to each Letter of Credit issued for the account or in favor of any Subsidiary.

[17]	Date of Issuance [Amendment] [Renewal] [Extension] which shall be at least three Business Days after the date of this LC Request, if this LC Request is delivered to the Issuing Bank by 11:00 a.m., New York City time (or such shorter period as is acceptable to the Issuing Bank).

[18]	Aggregate initial stated amount of Letter of Credit.

H-1

     For purposes of this LC Request, unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the respective meaning provided therein.
     The beneficiary of the requested Letter of Credit [will be] [is] (19), and such Letter of Credit [will be] [is] in support of (20) and [will have] [has] a stated expiration date of (21). [Describe the nature of the amendment, renewal or extension.]
     We hereby certify that:
     (1) As of today and at the time of and immediately after giving effect to the [issuance] [amendment] [renewal] [extension] of the Letter of Credit requested herein, no Default has or will have occurred and be continuing.
     (2) Each of the representations and warranties made by any Loan Party set forth in any Loan Document are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects) on and as of today’s date and with the same effect as though made on and as of today’s date, except to the extent such representations and warranties expressly relate to an earlier date.
     (3) After giving effect to the request herein, the LC Exposure will not exceed the LC Commitment and the total Revolving Exposures will not exceed the total Revolving Commitments.
     Copies of all relevant documentation with respect to the supported transaction are attached hereto.

CAMBIUM LEARNING, INC.
By:
Name:
Title:

[19]	Insert name and address of beneficiary.

[20]	Insert description of the obligation to which it relates in the case of Standby Letters of Credit.

[21]	Insert last date upon which drafts may be presented which may not be later than (i) the date which is one year after the date of the issuance of such Standby Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the Letter of Credit Expiration Date.

H-2

EXHIBIT I
[Form of]
LENDER ADDENDUM
     Reference is made to the Credit Agreement dated as of April 12, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among VSS-Cambium Merger Corp. (to be merged with and into Cambium Learning, Inc.), a Delaware corporation (“Borrower”), VSS-Cambium Holdings, LLC, a Delaware limited liability company (“Holdings”), the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreement), the Lenders, CREDIT SUISSE SECURITIES (USA) LLC, as co-syndication agent (in such capacity, “Co-Syndication Agent”), BNP PARIBAS, as co-syndication agent (in such capacity, “Co-Syndication Agent” and together with the other Co-Syndication Agent, the “Syndication Agents”), TD SECURITIES (USA) LLC, as documentation agent (in such capacity, “Documentation Agent”), and BARCLAYS BANK PLC as administrative agent (in such capacity, “Administrative Agent”) for the Lenders and as collateral agent (in such capacity, “Collateral Agent”) for the Secured Parties and the Issuing Bank.
     Upon execution and delivery of this Lender Addendum by the parties hereto as provided in Section 10.15 of the Credit Agreement, the undersigned hereby becomes a Lender thereunder having the Commitment set forth in Schedule 1 hereto, effective as of the Closing Date.
     THIS LENDER ADDENDUM SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
     This Lender Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of this ___ day of [      ], 200 [   ].

,[22] as a Lender [Please type legal name of Lender above]
By:
Name:
Title:

[If second signature is necessary:]
By:
Name:
Title:

[22]	Use this form of signature page if there is a syndicate of lenders to avoid having to keep track of correct legal names.

Accepted and agreed:
VSS-CAMBIUM MERGER CORP.
(to be merged with and into
CAMBIUM LEARNING, INC.)

By:
Name:
Title:

BARCLAYS BANK PLC, as Administrative Agent

By:
Name:
Title:

Schedule 1
COMMITMENTS AND NOTICE ADDRESS

1.	Name of Lender:
Notice Address:

Attention:
Telephone:
Facsimile:

2.	Commitment:

EXHIBIT J
[Reserved]

J-1

EXHIBIT K-1
[Form of]
TERM NOTE

$	New York, New York
[Date]
     FOR VALUE RECEIVED, the undersigned, VSS-CAMBIUM MERGER CORP. (to be merged with and into CAMBIUM LEARNING, INC.), a Delaware corporation (“Borrower”), hereby promises to pay to the order of [     ] (the “Lender”) on the Term Loan Maturity Date (as defined in the Credit Agreement referred to below) in lawful money of the United States and in immediately available funds, the principal amount of                      DOLLARS ($                    ), or, if less, the aggregate unpaid principal amount of all Term Loans of the Lender outstanding under the Credit Agreement referred to below, which sum shall be due and payable in such amounts and on such dates as are set forth in the Credit Agreement. Borrower further agrees to pay interest in like money at such office specified in Section 2.14 of the Credit Agreement on the unpaid principal amount hereof from time to time from the date hereof at the rates, and on the dates, specified in Section 2.06 of such Credit Agreement.
     The holder of this Note may endorse and attach a schedule to reflect the date, Type and amount of each Term Loan of the Lender outstanding under the Credit Agreement, the date and amount of each payment or prepayment of principal hereof, and the date of each interest rate conversion or continuation pursuant to Section 2.08 of the Credit Agreement and the principal amount subject thereto; provided that the failure of the Lender to make any such recordation (or any error in such recordation) shall not affect the obligations of Borrower hereunder or under the Credit Agreement.
     This Note is one of the Notes referred to in the Credit Agreement dated as of April 12, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Borrower, VSS-Cambium Merger Corp. (to be merged with and into Cambium Learning, Inc.), a Delaware corporation (“Borrower”), VSS-Cambium Holdings, LLC, a Delaware limited liability company (“Holdings”), the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreement), the Lenders, CREDIT SUISSE SECURITIES (USA) LLC, as co-syndication agent (in such capacity, “Co-Syndication Agent”), BNP PARIBAS, as co-syndication agent (in such capacity, “Co-Syndication Agent” and together with the other Co-Syndication Agent, the “Syndication Agents”), TD SECURITIES (USA) LLC, as documentation agent (in such capacity, “Documentation Agent”), and BARCLAYS BANK PLC as administrative agent (in such capacity, “Administrative Agent”) for the Lenders and as collateral agent (in such capacity, “Collateral Agent”) for the Secured Parties and the Issuing Bank is subject to the provisions thereof and is subject to optional and mandatory prepayment in whole or in part as provided therein. Terms used herein which are defined in the Credit Agreement shall have such defined meanings unless otherwise defined herein or unless the context otherwise requires.
     This Note is secured and guaranteed as provided in the Credit Agreement and the Security Documents. Reference is hereby made to the Credit Agreement and the Security Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and guarantees, the terms and conditions upon which the security interest and each guarantee was granted and the rights of the holder of this Note in respect thereof.

K-1-1

     Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided therein.
     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.
     THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE CREDIT AGREEMENT. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT.
     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
[Signature Page Follows]

K-1-2

[VSS-CAMBIUM MERGER CORP. (to be merged with and into CAMBIUM LEARNING, INC.), as Borrower
By:
Name:
Title:][23]

[CAMBIUM LEARNING, INC., as Borrower
By:
Name:
Title:][24]

[23]	If executed and delivered on the Closing Date.

[24]	If executed and delivered after the Closing Date.

K-1-3

EXHIBIT K-2
[Form of]
REVOLVING NOTE

$	New York, New York
[Date]
     FOR VALUE RECEIVED, the undersigned, VSS-CAMBIUM MERGER CORP. (to be merged with and into CAMBIUM LEARNING, INC.), a Delaware corporation (“Borrower”), hereby promises to pay to the order of [     ] (the “Lender”) on the Revolving Maturity Date (as defined in the Credit Agreement referred to below), in lawful money of the United States and in immediately available funds, the principal amount of the lesser of (a)                      DOLLARS ($                    ) and (b) the aggregate unpaid principal amount of all Revolving Loans of the Lender outstanding under the Credit Agreement referred to below. Borrower further agrees to pay interest in like money at such office specified in Section 2.14 of the Credit Agreement on the unpaid principal amount hereof from time to time from the date hereof at the rates, and on the dates, specified in Section 2.06 of such Credit Agreement.
     The holder of this Note may endorse and attach a schedule to reflect the date, Type and amount of each Revolving Loan of the Lender outstanding under the Credit Agreement, the date and amount of each payment or prepayment of principal hereof, and the date of each interest rate conversion or continuation pursuant to Section 2.08 of the Credit Agreement and the principal amount subject thereto; provided that the failure of the Lender to make any such recordation (or any error in such recordation) shall not affect the obligations of Borrower hereunder or under the Credit Agreement.
     This Note is one of the Notes referred to in the Credit Agreement dated as of April 12, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Borrower, VSS-Cambium Merger Corp. (to be merged with and into Cambium Learning, Inc.), a Delaware Corporation (“Borrower”), VSS-Cambium Holdings, LLC, a Delaware limited liability company (“Holdings”), the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreement), the Lenders, CREDIT SUISSE SECURITIES (USA) LLC, as co-syndication agent (in such capacity, “Co-Syndication Agent”), BNP PARIBAS, as co-syndication agent (in such capacity, “Co-Syndication Agent” and together with the other Co-Syndication Agent, the “Syndication Agents”), TD SECURITIES (USA) LLC, as documentation agent (in such capacity, “Documentation Agent”), and BARCLAYS BANK PLC as administrative agent (in such capacity, “Administrative Agent”) for the Lenders and as collateral agent (in such capacity, “Collateral Agent”) for the Secured Parties and the Issuing Bank is subject to the provisions thereof and is subject to optional and mandatory prepayment in whole or in part as provided therein. Terms used herein which are defined in the Credit Agreement shall have such defined meanings unless otherwise defined herein or unless the context otherwise requires.
     This Note is secured and guaranteed as provided in the Credit Agreement and the Security Documents. Reference is hereby made to the Credit Agreement and the Security Documents for a description of the properties and assets in which a security interest has been granted, the nature and

K-2-1

extent of the security and guarantees, the terms and conditions upon which the security interest and each guarantee was granted and the rights of the holder of this Note in respect thereof.
     Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.
     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.
     THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE CREDIT AGREEMENT. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT.
     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
[Signature Page Follows]

K-2-2

[VSS-CAMBIUM MERGER CORP. (to be merged with and into CAMBIUM LEARNING, INC.), as Borrower
By:
Name:
Title:][25]

[CAMBIUM LEARNING, INC., as Borrower
By:
Name:
Title:][26]

[25]	If executed and delivered on the Closing Date.

[26]	If executed and delivered after the Closing Date.

K-2-3

EXHIBIT L-1
[Form of]
PERFECTION CERTIFICATE
See Execution Version

L-1-1

EXHIBIT L-2
[Form of]
PERFECTION CERTIFICATE SUPPLEMENT
     This Perfection Certificate Supplement, dated as of [     ], 200[  ] is delivered pursuant to Section 5.13(b) of that Certain Credit Agreement dated as of April 12, 2007 (the “Credit Agreement”) among VSS-Cambium Merger Corp. (to be merged with and into Cambium Learning, Inc.) (“the Borrower”), VSS-Cambium Holdings, LLC, the Guarantors, certain other parties thereto and Barclays Bank PLC, as administrative agent and collateral agent (in its capacity as collateral agent, the “Collateral Agent”). Capitalized terms used but not defined herein have the meanings assigned in the Credit Agreement. As used herein, the term “Companies” means VSS-Cambium Holdings, LLC, VSS-Cambium Merger Corp. (to be merged with and into Cambium Learning, Inc.) and each of its U.S. Subsidiaries.
     The undersigned, the [     ] of the Borrower27, hereby certify (in my capacity as [     ] and not in my individual capacity) to the Collateral Agent and each of the other Secured Parties that, as of the date hereof, there has been no change in the information described in the Perfection Certificate delivered on the Closing Date (as supplemented by any perfection certificate supplements delivered prior to the date hereof, the “Prior Perfection Certificate”), other than as follows:
     1. Names. a) Except as listed on Schedule 1(a) attached hereto and made a part hereof, (x) Schedule 1(a) to the Prior Perfection Certificate sets forth the exact legal name of each Company, as such name appears in its respective certificate of incorporation or any other organizational document; (y) each Company is (i) the type of entity disclosed next to its name in Schedule 1(a) to the Prior Perfection Certificate and (ii) a registered organization except to the extent disclosed in Schedule 1(a) to the Prior Perfection Certificate and (z) set forth in Schedule 1(a) to the Prior Perfection Certificate is the organizational identification number, if any, of each Company that is a registered organization, the Federal Tax-payer Identification Number of each Company and the jurisdiction of formation of each Company.
     2. Except as listed on Schedule 1(b) attached hereto and made a part hereof, set forth in Schedule 1(b) of the Prior Perfection Certificate is any other corporate or organizational names each Company has had in the past five years, together with the date of the relevant change.
     3. Current Locations. Except as listed on Schedule 2 attached hereto and made a part hereof, the chief executive office of each Company is located at the address set forth in Schedule 2 of the Prior Perfection Certificate.
     4. [Intentionally omitted].
     5. Extraordinary Transactions. Except for those purchases, acquisitions and other transactions described on Schedule 4 attached hereto and on Schedule 4 to the Prior Perfection Certificate, all of the Collateral has been originated by each Company in the ordinary course of business or consists of

[27]	Insert appropriate officers of Holdings and Guarantors, as applicable.

L-2-1

goods which have been acquired by such Company in the ordinary course of business from a person in the business of selling goods of that kind.
     6. [Intentionally omitted].
     7. UCC Filings. Except as listed on Schedule 6 attached hereto and made a part hereof, the financing statements (duly authorized by each Company constituting the debtor therein), including the indications of the collateral relating to the Security Agreement or the applicable Mortgage, are set forth in Schedule 6 of the Prior Perfection Certificate and are in the appropriate forms for filing in the filing offices in the jurisdictions identified in Schedule 7 hereto and thereto.
     8. Schedule of Filings. Except as listed on Schedule 7 attached hereto and made a part hereof, attached to the Prior Perfection Certificate as Schedule 7 is a schedule of (i) the appropriate filing offices for the financing statements attached hereto and thereto as Schedule 6 and (ii) the appropriate filing offices for the filings described in Schedule 14(c) hereto and thereto and (iii) any other actions required to create, preserve, protect and perfect the security interests in the Pledged Collateral (as defined in the Security Agreement) granted to the Collateral Agent pursuant to the Collateral Documents. No other filings or actions are required to create, preserve, protect and perfect the security interests in the Pledged Collateral granted to the Collateral Agent pursuant to the Collateral Documents.
     9. Real Property. Except as listed on Schedule 8(a) attached hereto and made a part hereof, Schedule 8(a) to the Prior Perfection Certificate is a list of all real property owned or leased by each Company noting Mortgaged Property as of the Closing Date and filing offices for Mortgages as of the Closing Date. Except as described on Schedule 8(b) attached hereto, no Company has entered into any leases, subleases, tenancies, franchise agreements, licenses or other occupancy arrangements as owner, lessor, sublessor, licensor, franchisor or grantor with respect to any of the real property described on Schedule 8(a) or Schedule 8(a) of the Prior Perfection Certificate, other than those listed on Schedule 8(b) of the Prior Perfection Certificate, and no Company has any Leases which require the consent of the landlord, tenant or other party thereto to the Transactions.
     10. Termination Statements. Except as listed on Schedule 9(a) attached hereto and made a part hereof, Schedule 9(a) to the Prior Perfection Certificate sets forth the duly authorized termination statements in the appropriate form for filing in each applicable jurisdiction identified in Schedule  9(b) hereto and thereto with respect to each Lien described therein.
     11. Stock Ownership and Other Equity Interests. Except as listed on Schedule 10(a) attached hereto and made a part hereof, Schedule 10(a) to the Prior Perfection Certificate is a true and correct list of each of all of the authorized, and the issued and outstanding, stock, partnership interests, limited liability company membership interests or other equity interest of each Company and its Subsidiaries and the record and beneficial owners of such stock, partnership interests, membership interests or other equity interests. Except as set forth on Schedule 10(b) attached hereto and made a part hereof, Schedule 10(b) to the Prior Perfection Certificate sets forth each equity investment of each Company that represents 50% or less of the equity of the entity in which such investment was made.
     12. Instruments and Tangible Chattel Paper. Except as listed on Schedule 11 attached hereto and made a part hereof, Schedule 11 to the Prior Perfection Certificate is a true and correct list of all promissory notes, instruments (other than checks to be deposited in the ordinary course of business), tangible chattel paper, electronic chattel paper and other evidence of indebtedness held by each Company as of                     , 200[  ], including all intercompany notes between or among any two or more Companies.

L-2-2

     13. Intellectual Property. a) Except as listed on Schedule 12(a) attached hereto and made a part hereof, Schedule 12(a) to the Prior Perfection Certificate is a schedule setting forth all of each Company’s Patents, Patent Licenses, Trademarks and Trademark Licenses (each as defined in the Security Agreement) registered with the United States Patent and Trademark Office, and all other Patents, Patent Licenses, Trademarks and Trademark Licenses, including the name of the registered owner and the registration number of each Patent, Patent License, Trademark and Trademark License owned by each Company. Except as listed on Schedule 12(b) attached hereto and made a part hereof, Schedule 12(b) to the Prior Perfection Certificate is a schedule setting forth all of each Company’s United States Copyrights and Copyright Licenses (each as defined in the Security Agreement), and all other Copyrights and Copyright Licenses, including the name of the registered owner and the registration number of each Copyright or Copyright License owned by each Company.
     b) Except as listed on Schedule 12(c) attached hereto and made a part hereof, attached to the Prior Perfection Certificate as Schedule 12(c) in proper form for filing with the United States Patent and Trademark Office and United States Copyright Office are the filings necessary to preserve, protect and perfect the security interests in the United States Trademarks, Trademark Licenses, Patents, Patent Licenses, Copyrights and Copyright Licenses set forth on Schedule 12(a) and Schedule 12(b) hereto and thereto, including duly signed copies of each of the Patent Security Agreement, Trademark Security Agreement and the Copyright Security Agreement, as applicable.
     14. Commercial Tort Claims. Except as listed on Schedule 13 attached hereto and made a part hereof, attached to the Prior Perfection Certificate as Schedule 13 is a true and correct list of all Commercial Tort Claims (as defined in the Security Agreement) held by each Company, including a brief description thereof.
     15. Deposit Accounts, Securities Accounts and Commodity Accounts. Except as listed on Schedule 14 attached hereto and made a part hereof, attached to the Prior Perfection Certificate as Schedule 14 is a true and complete list of all Deposit Accounts, Securities Accounts and Commodity Accounts (each as defined in the Security Agreement) maintained by each Company, including the name of each institution where each such account is held, the name of each such account and the name of each entity that holds each account.
     16. Letter-of-Credit Rights. Except as listed on Schedule 15 attached hereto and made a part hereof, attached to the Prior Perfection Certificate as Schedule 15 is a true and correct list of all Letters of Credit issued in favor of each Company, as beneficiary thereunder.
     17. Motor Vehicles. Except as listed on Schedule 16 attached hereto and made a part hereof, attached to the Prior Perfection Certificate as Schedule 16 is a true and correct list of all motor vehicles (covered by certificates of title or ownership) valued at over $50,000 and owned by each Company, and the owner and approximate value of such motor vehicles.
[The Remainder of this Page has been intentionally left blank]

L-2-3

     IN WITNESS WHEREOF, we have hereunto signed this Perfection Certificate as of this       day of                     , 200[  ].

CAMBIUM LEARNING, INC.
By:
Name:
Title:

VSS-CAMBIUM HOLDINGS, LLC
By:
Name:
Title:

CAMBIUM LEARNING INC.
By:
Name:
Title:

CAMBIUM LEARNING (NEW YORK), INC.
By:
Name:
Title:

SOPRIS WEST EDUCATIONAL SERVICES, INC.
By:
Name:
Title:

KURZWEIL EDUCATIONAL SYSTEMS, INC.
By:
Name:
Title:

L-2-4

INTELLITOOLS, INC.
By:
Name:
Title:

[ADDITIONAL GUARANTORS]
By:
Name:
Title:

L-2-5

Schedule 1(a)
Legal Names, Etc.

		Registered Organization		Federal Tax
Legal Name	Type of Entity	(Yes/No)	Organizational Number[28]	Identification

[28]	If none, so state.

Schedule 1(b)
Prior Organizational Names

Company/Subsidiary	Prior Name	Date of Change

Schedule 2
Chief Executive Offices

Company/Subsidiary	Address	County	State

Schedule 4
Transactions Other Than in the Ordinary Course of Business

Description of Transaction Including Parties
Company/Subsidiary	Thereto	Date of Transaction

Schedule 6
Copy of Financing Statements To Be Filed
See attached.

Schedule 7
Filings/Filing Offices

Applicable Collateral
Document
[Mortgage, Security
Type of Filing[29]	Entity	Agreement or Other]	Jurisdictions

[29]	UCC-1 financing statement, fixture filing, mortgage, intellectual property filing or other necessary filing.

Schedule 8(a)
Real Property

Description of
Entity of		Owned or	Landlord/Owner	Lease	Purpose/Use
Record	Location Address	Leased	if Leased	Documents	of Facility

Schedule 8(b)
Leases, Subleases, Tenancies, Franchise agreements, Licenses or Other Occupancy Arrangements

Schedule 9(a)
Attached hereto is a true copy of each termination statement filing duly acknowledged or otherwise identified by the filing officer.

Schedule 9(b)
Termination Statement Filings

				UCC-1 File	UCC-1 File
Debtor	Jurisdiction	Secured Party	Type of Collateral	Date	Number

Schedule 10
(a) Equity Interests of Companies and Subsidiaries

Current Legal
Entities Owned	Record Owner	Certificate No.	No. Shares/Interest	Percent Pledged

(b) Other Equity Interests

Schedule 11
Instruments and Tangible Chattel Paper
1.	Promissory Notes:

Entity	Principal Amount	Date of Issuance	Interest Rate	Maturity Date

2.	Chattel Paper:

Schedule 12(a)
Patents and Trademarks
UNITED STATES PATENTS:
Registrations:

REGISTRATION
OWNER	NUMBER	DESCRIPTION

Applications:

APPLICATION
OWNER	NUMBER	DESCRIPTION

Licenses:

REGISTRATION/
APPLICATION
LICENSEE	LICENSOR	NUMBER	DESCRIPTION

OTHER PATENTS:
Registrations:

REGISTRATION
OWNER	NUMBER	COUNTRY/STATE	DESCRIPTION

Applications:

APPLICATION
OWNER	NUMBER	COUNTRY/STATE	DESCRIPTION

Licenses:

REGISTRATION/
APPLICATION
LICENSEE	LICENSOR	COUNTRY/STATE	NUMBER	DESCRIPTION

UNITED STATES TRADEMARKS:
Registrations:

REGISTRATION
OWNER	NUMBER	TRADEMARK

Applications:

APPLICATION
OWNER	NUMBER	TRADEMARK

Licenses:

REGISTRATION/
APPLICATION
LICENSEE	LICENSOR	NUMBER	TRADEMARK

OTHER TRADEMARKS:
Registrations:

REGISTRATION
OWNER	NUMBER	COUNTRY/STATE	TRADEMARK

Applications:

APPLICATION
OWNER	NUMBER	COUNTRY/STATE	TRADEMARK

Licenses:

REGISTRATION/
APPLICATION
LICENSEE	LICENSOR	COUNTRY/STATE	NUMBER	TRADEMARK

Schedule 12(b)
Copyrights
UNITED STATES COPYRIGHTS
Registrations:

OWNER	TITLE	REGISTRATION NUMBER

Applications:

OWNER	APPLICATION NUMBER

Licenses:

REGISTRATION/
APPLICATION
LICENSEE	LICENSOR	NUMBER	DESCRIPTION

OTHER COPYRIGHTS
Registrations:

OWNER	COUNTRY/STATE	TITLE	REGISTRATION NUMBER

Applications:

OWNER	COUNTRY/STATE	APPLICATION NUMBER

Licenses:

REGISTRATION/
APPLICATION
LICENSEE	LICENSOR	COUNTRY/STATE	NUMBER	DESCRIPTION

Schedule 12(c)
Intellectual Property Filings

Schedule 13
Commercial Tort Claims

Schedule 14
Deposit Accounts, Securities Accounts and Commodity Accounts

BANK OR
OWNER	TYPE OF ACCOUNT	INTERMEDIARY	ACCOUNT NUMBERS

Schedule 15
Letter of Credit Rights

Schedule 16
Motor Vehicles

EXHIBIT M

SECURITY AGREEMENT
By
VSS-CAMBIUM MERGER CORP.,
as Borrower
and
THE GUARANTORS PARTY HERETO
and
BARCLAYS BANK PLC,
as Collateral Agent

Dated as of April 11, 2007

TABLE OF CONTENTS

Page
PREAMBLE	1

RECITALS	1

AGREEMENT	2

ARTICLE I

DEFINITIONS AND INTERPRETATION

SECTION 1.1. Definitions	2
SECTION 1.2. Interpretation	8
SECTION 1.3. Resolution of Drafting Ambiguities	8
SECTION 1.4. Perfection Certificate	8

ARTICLE II

GRANT OF SECURITY AND SECURED OBLIGATIONS

SECTION 2.1. Grant of Security Interest	9
SECTION 2.2. Filings	10

ARTICLE III

PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;
USE OF PLEDGED COLLATERAL

SECTION 3.1. Delivery of Certificated Securities Collateral	10
SECTION 3.2. Perfection of Uncertificated Securities Collateral	11
SECTION 3.3. Financing Statements and Other Filings; Maintenance of Perfected Security Interest	11
SECTION 3.4. Other Actions	12
SECTION 3.5. Joinder of Additional Guarantors	15
SECTION 3.6. Supplements; Further Assurances	15

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

SECTION 4.1. Title	16
SECTION 4.2. Validity of Security Interest	16
SECTION 4.3. Defense of Claims; Transferability of Pledged Collateral	17
SECTION 4.4. Other Financing Statements	17
SECTION 4.5. Location of Inventory and Equipment	17

-i-

Page
SECTION 4.6. Due Authorization and Issuance	17
SECTION 4.7. Consents, etc.	18
SECTION 4.8. Pledged Collateral	18
SECTION 4.9. Insurance	18

ARTICLE V

CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

SECTION 5.1. Pledge of Additional Securities Collateral	18
SECTION 5.2. Voting Rights; Distributions, etc.	18
SECTION 5.3. Defaults, etc.	20
SECTION 5.4. Certain Agreements of Pledgors as Issuers and Holders of Equity Interests	20

ARTICLE VI

CERTAIN PROVISIONS CONCERNING INTELLECTUAL
PROPERTY COLLATERAL

SECTION 6.1. Grant of Intellectual Property License	20
SECTION 6.2. Protection of Collateral Agent’s Security	21
SECTION 6.3. After-Acquired Property	21
SECTION 6.4. Litigation	22

ARTICLE VII

CERTAIN PROVISIONS CONCERNING RECEIVABLES

SECTION 7.1. Maintenance of Records	22
SECTION 7.2. Legend	23
SECTION 7.3. Modification of Terms, etc.	23
SECTION 7.4. Collection	23
ARTICLE VIII

TRANSFERS

SECTION 8.1. Transfers of Pledged Collateral	23

ARTICLE IX

REMEDIES

SECTION 9.1. Remedies	24
SECTION 9.2. Notice of Sale	25
SECTION 9.3. Waiver of Notice and Claims	26

-ii-

Page
SECTION 9.4. Certain Sales of Pledged Collateral	26
SECTION 9.5. No Waiver; Cumulative Remedies	27
SECTION 9.6. Certain Additional Actions Regarding Intellectual Property	28

ARTICLE X

APPLICATION OF PROCEEDS

SECTION 10.1. Application of Proceeds	28

ARTICLE XI

MISCELLANEOUS

SECTION 11.1. Concerning Collateral Agent	29
SECTION 11.2. Collateral Agent May Perform; Collateral Agent Appointed Attorney-in-Fact	30
SECTION 11.3. Continuing Security Interest; Assignment	30
SECTION 11.4. Termination; Release	31
SECTION 11.5. Modification in Writing	32
SECTION 11.6. Notices	32
SECTION 11.7. Governing Law, Consent to Jurisdiction and Service of Process; Waiver of Jury Trial	32
SECTION 11.8. Severability of Provisions	32
SECTION 11.9. Execution in Counterparts	32
SECTION 11.10. Business Days	32
SECTION 11.11. No Credit for Payment of Taxes or Imposition	32
SECTION 11.12. No Claims Against Collateral Agent	33
SECTION 11.13. No Release	33
SECTION 11.14. Obligations Absolute	33

SIGNATURES	S-1

EXHIBIT 1 Form of Issuer’s Acknowledgment
EXHIBIT 2 Form of Securities Pledge Amendment
EXHIBIT 3 Form of Joinder Agreement
EXHIBIT 4 Form of Control Agreement Concerning Securities Accounts
EXHIBIT 5 Form of Control Agreement Concerning Deposit Accounts
EXHIBIT 6 Form of Copyright Security Agreement
EXHIBIT 7 Form of Patent Security Agreement
EXHIBIT 8 Form of Trademark Security Agreement
EXHIBIT 9 Form of Bailee’s Letter

-iii-

SECURITY AGREEMENT
          This SECURITY AGREEMENT dated as of April 11, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”) made by VSS-CAMBIUM MERGER CORP. (to be merged with and into Cambium Learning, Inc.), a Delaware corporation (the “Borrower”), and the Guarantors from to time to time party hereto (the “Guarantors”), as pledgors, assignors and debtors (the Borrower, together with the Guarantors, in such capacities and together with any successors in such capacities, the “Pledgors,” and each, a “Pledgor”), in favor of BARCLAYS BANK PLC, in its capacity as collateral agent pursuant to the Credit Agreement (as hereinafter defined), as pledgee, assignee and secured party (in such capacities and together with any successors in such capacities, the “Collateral Agent”).
R E C I T A L S:
          A. The Borrower, the Guarantors, the Collateral Agent and the lending institutions listed therein have, in connection with the execution and delivery of this Agreement, entered into that certain credit agreement, dated as of April 11, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; which term shall also include and refer to any increase in the amount of indebtedness under the Credit Agreement and any refinancing or replacement of the Credit Agreement (whether under a bank facility, securities offering or otherwise) or one or more successor or replacement facilities whether or not with a different group of agents or lenders (whether under a bank facility, securities offering or otherwise) and whether or not with different obligors upon the Administrative Agent’s acknowledgment of the termination of the predecessor Credit Agreement).
          B. Each Guarantor has, pursuant to the Credit Agreement, unconditionally guaranteed the Secured Obligations.
          C. The Borrower and each Guarantor will receive substantial benefits from the execution, delivery and performance of the Credit Agreement and the other Loan Documents and each is, therefore, willing to enter into this Agreement.
          D. This Agreement is given by each Pledgor in favor of the Collateral Agent for the benefit of the Secured Parties (as hereinafter defined) to secure the payment and performance of all of the Secured Obligations.
          F. It is a condition to (i) the obligations of the Lenders to make the Loans under the Credit Agreement, (ii) the obligations of the Issuing Bank to issue Letters of Credit and (iii) the performance of the obligations of the Secured Parties under Hedging Agreements and Treasury Services Agreements that constitute Secured Obligations that each Pledgor execute and deliver the applicable Loan Documents, including this Agreement.

A G R E E M E N T:
          NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor and the Collateral Agent hereby agree as follows:
ARTICLE I
DEFINITIONS AND INTERPRETATION
          SECTION 1.1. Definitions.
          (a) Unless otherwise defined herein or in the Credit Agreement, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC; provided that in any event, the following terms shall have the meanings assigned to them in the UCC:
          “Accounts”; “Bank”; “Chattel Paper”; “Commercial Tort Claim”; “Commodity Account”; “Commodity Contract”; “Commodity Intermediary”; “Documents”; “Electronic Chattel Paper”; “Entitlement Order”; “Equipment”; “Financial Asset”; “Fixtures”; “Goods”; “Inventory”; “Letter-of-Credit Rights”; “Letters of Credit”; “Money”; “Payment Intangibles”; “Proceeds”; “Records”; “Securities Account”; “Securities Intermediary”; “Security Entitlement”; “Supporting Obligations”; and “Tangible Chattel Paper.”
          (b) Terms used but not otherwise defined herein that are defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement. Sections 1.03 and 1.05 of the Credit Agreement shall apply herein mutatis mutandis.
          (c) The following terms shall have the following meanings:
          “Account Debtor” shall mean each person who is obligated on a Receivable or Supporting Obligation related thereto.
          “Agreement” shall have the meaning assigned to such term in the Preamble hereof.
          “Bailee Letter” shall be an agreement in form substantially similar to Exhibit 9 hereto.
          “Borrower” shall have the meaning assigned to such term in the Preamble hereof.
          “Collateral Agent” shall have the meaning assigned to such term in the Preamble hereof.

          “Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Pledged Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.
          “Commodity Account Control Agreement” shall mean a control agreement in a form that is reasonably satisfactory to the Administrative Agent establishing the Collateral Agent’s Control with respect to any Commodity Account.
          “Contracts” shall mean, collectively, with respect to each Pledgor, the Acquisition Documents, all sale, service, performance, equipment or property lease contracts, agreements and grants and all other contracts, agreements or grants (in each case, whether written or oral, or third party or intercompany), between such Pledgor and any third party, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.
          “Control” shall mean (i) in the case of each Deposit Account, “control,” as such term is defined in Section 9-104 of the UCC, (ii) in the case of any Security Entitlement, “control,” as such term is defined in Section 8-106 of the UCC, and (iii) in the case of any Commodity Contract, “control,” as such term is defined in Section 9-106 of the UCC.
          “Control Agreements” shall mean, collectively, each Deposit Account Control Agreement, Securities Account Control Agreement and Commodity Account Control Agreement.
          “Copyrights” shall mean, collectively, with respect to each Pledgor, all copyrights (whether statutory or common law, whether established or registered in the United States or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished) and all copyright registrations and applications made by such Pledgor, in each case, whether now owned or hereafter created or acquired by or assigned to such Pledgor, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of such copyrights, (ii) reissues, renewals, continuations and extensions thereof and amendments thereto, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof.
          “Copyright Security Agreement” shall mean an agreement substantially in the form of Exhibit 6 hereto.
          “Credit Agreement” shall have the meaning assigned to such term in Recital A hereof.
          “Deposit Account Control Agreement” shall mean an agreement substantially in the form of Exhibit 5 hereto or such other form that is reasonably satisfactory to the Collateral Agent establishing the Collateral Agent’s Control with respect to any Deposit Account.
          “Deposit Accounts” shall mean, collectively, with respect to each Pledgor, (i) all “deposit accounts” as such term is defined in the UCC and in any event shall include the LC

Account and all accounts and sub-accounts relating to any of the foregoing accounts and (ii) all cash, funds, checks, notes and instruments from time to time on deposit in any of the accounts or sub-accounts described in clause (i) of this definition.
          “Distributions” shall mean, collectively, with respect to each Pledgor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to such Pledgor in respect of or in exchange for any or all of the Pledged Securities or Intercompany Notes.
          “Excluded Account” shall mean (i) any Deposit Account that is used solely for payroll or employee benefit payments, (ii) any Deposit Account the balance of which is swept at the end of each Business Day into another Deposit Account that is subject to Collateral Agent’s Control, and (iii) any Deposit Account the maximum daily balance of which in the aggregate, together with the maximum daily balance of all such other Deposit Accounts excluded pursuant to this definition at any time shall not exceed $300,000.
          “Excluded Property” shall mean
     (a) any permit or license issued by a Governmental Authority to any Pledgor or any agreement to which any Pledgor is a party, in each case, only to the extent and for so long as the terms of such permit, license or agreement or any Requirement of Law applicable thereto, validly prohibit the creation by such Pledgor of a security interest in such permit, license or agreement in favor of the Collateral Agent (after giving effect to Section 9-406(d), 9-407(a), 9-408(a) or 9-409 of the UCC (or any successor provision or provisions) or any other applicable law (including the Bankruptcy Code) or principles of equity);
     (b) Equipment owned by any Pledgor on the date hereof or hereafter acquired that is subject to a Lien securing a Purchase Money Obligation or Capital Lease Obligation permitted to be incurred pursuant to the provisions of the Credit Agreement if the contract or other agreement in which such Lien is granted (or the documentation providing for such Purchase Money Obligation or Capital Lease Obligation) validly prohibits the creation of any other Lien on such Equipment; and
     (c) any intent-to-use trademark application to the extent and for so long as creation by a Pledgor of a security interest therein would result in the loss by such Pledgor of any material rights therein;
provided, however, that Excluded Property shall not include any Proceeds, substitutions or replacements of any Excluded Property referred to in clause (a), (b) or (c) (unless such Proceeds, substitutions or replacements would constitute Excluded Property referred to in clause (a), (b) or (c)).
          “General Intangibles” shall mean, collectively, with respect to each Pledgor, all “general intangibles,” as such term is defined in the UCC, of such Pledgor and, in any event, shall include (i) all of such Pledgor’s rights, title and interest in, to and under all Contracts and insurance policies (including all rights and remedies relating to monetary damages, including indemnification rights and remedies, and claims for damages or other relief pursuant to or in respect of any Contract), (ii) all know-how and warranties relating to any of the Pledged Collateral or the Mortgaged Property, (iii) any and all other rights, claims, choses-in-action and causes of action of such Pledgor against any other person and the benefits of any and all collateral or other security given by any other person in connection therewith, (iv) all guarantees, endorsements and indemnifications on, or of, any of the Pledged Collateral or any of the Mortgaged Property, (v) all lists, books, records, correspondence, ledgers, printouts, files (whether in printed form or stored electronically), tapes and other papers or materials containing information relating to any of the Pledged Collateral or any of the Mortgaged Property, including all customer or tenant lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, appraisals, recorded knowledge, surveys, studies, engineering reports, test reports, manuals, standards, processing standards, performance standards, catalogs, research data, computer and automatic machinery software and programs and the like, field repair data, accounting information pertaining to such Pledgor’s operations or any of the Pledged Collateral or any of the Mortgaged Property and all media in which or on which any of the information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data, (vi) all licenses, consents, permits, variances, certifications, authorizations and approvals, however characterized, now or hereafter acquired or held by such Pledgor, including building permits, certificates of occupancy, environmental certificates, industrial permits or licenses and certificates of operation and (vii) all rights to reserves, deferred payments, deposits, refunds, indemnification of claims and claims for tax or other refunds against any Governmental Authority.
          “Goodwill” shall mean, collectively, with respect to each Pledgor, the goodwill connected with such Pledgor’s business including all goodwill connected with (i) the use of and symbolized by any Trademark or Intellectual Property License with respect to any Trademark in which such Pledgor has any interest, (ii) all know-how, trade secrets, customer and supplier lists, proprietary information, inventions, methods, procedures, formulae, descriptions, compositions, technical data, drawings, specifications, name plates, catalogs, confidential information and the right to limit the use or disclosure thereof by any person, pricing and cost information, business and marketing plans and proposals, consulting agreements, engineering contracts and such other assets which relate to such goodwill and (iii) all product lines of such Pledgor’s business.
          “Guarantors” shall have the meaning assigned to such term in the Preamble hereof.
          “Instruments” shall mean, collectively, with respect to each Pledgor, all “instruments,” as such term is defined in Article 9, rather than Article 3, of the UCC, and shall include all promissory notes, drafts, bills of exchange or acceptances.
          “Intellectual Property Collateral” shall mean, collectively, the Patents, Trademarks, Copyrights, Intellectual Property Licenses and Goodwill.
          “Intellectual Property Licenses” shall mean, collectively, with respect to each Pledgor, all license and distribution agreements with, and covenants not to sue, any other party with respect to any Patent, Trademark or Copyright or any other patent, trademark or copyright, whether such Pledgor is a licensor or licensee, distributor or distributee under any such license or distribution agreement, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements or violations thereof, (iii) rights to sue for past, present and future infringements or violations thereof and (iv) other rights to use, exploit or practice any or all of the Patents, Trademarks or Copyrights or any other patent, trademark or copyright.
          “Intercompany Notes” shall mean, with respect to each Pledgor, all intercompany notes described in Schedule 11 to the Perfection Certificate and intercompany notes hereafter acquired by such Pledgor and all certificates, instruments or agreements evidencing such intercompany notes, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof to the extent permitted pursuant to the terms hereof.
          “Investment Property” shall mean a security, whether certificated or uncertificated, Security Entitlement, Securities Account, Commodity Contract or Commodity Account, excluding, however, the Securities Collateral.
          “Joinder Agreement” shall mean an agreement substantially in the form of Exhibit 3 hereto.
          “LC Account” shall mean any account established and maintained in accordance with the provisions of Section 2.18(i) of the Credit Agreement and all property from time to time on deposit in such LC Account.
          “Material Intellectual Property Collateral” shall mean any Intellectual Property Collateral constituting Pledged Collateral that is material to the business, results of operations, prospects or condition, financial or otherwise, of any Pledgor.
          “Mortgaged Property” shall have the meaning assigned to such term in the Mortgages.
          “Patents” shall mean, collectively, with respect to each Pledgor, all patents issued or assigned to, and all patent applications and registrations made by, such Pledgor (whether established or registered or recorded in the United States or any other country or any political subdivision thereof), together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of any patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and amendments thereto, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof.
          “Patent Security Agreement” shall mean an agreement substantially in the form of Exhibit 7 hereto.

          “Perfection Certificate” shall mean that certain perfection certificate dated the date hereof, executed and delivered by each Pledgor in favor of the Collateral Agent for the benefit of the Secured Parties, and each other Perfection Certificate (which shall be in form and substance reasonably acceptable to the Collateral Agent) executed and delivered by the applicable Guarantor in favor of the Collateral Agent for the benefit of the Secured Parties contemporaneously with the execution and delivery of each Joinder Agreement executed in accordance with Section 3.5 hereof, in each case, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the Credit Agreement.
          “Pledge Amendment” shall have the meaning assigned to such term in Section 5.1 hereof.
          “Pledged Collateral” shall have the meaning assigned to such term in Section 2.1 hereof.
          “Pledged Securities” shall mean, collectively, with respect to each Pledgor, (i) all issued and outstanding Equity Interests of each issuer set forth on Schedules 10(a) and 10(b) to the Perfection Certificate as being owned by such Pledgor and all options, warrants, rights, agreements and additional Equity Interests of whatever class of any such issuer acquired by such Pledgor (including by issuance), together with all rights, privileges, authority and powers of such Pledgor relating to such Equity Interests in each such issuer or under any Organizational Document of each such issuer, and the certificates, instruments and agreements representing such Equity Interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Equity Interests, (ii) all Equity Interests of any issuer, which Equity Interests are hereafter acquired by such Pledgor (including by issuance) and all options, warrants, rights, agreements and additional Equity Interests of whatever class of any such issuer acquired by such Pledgor (including by issuance), together with all rights, privileges, authority and powers of such Pledgor relating to such Equity Interests or under any Organizational Document of any such issuer, and the certificates, instruments and agreements representing such Equity Interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Equity Interests, from time to time acquired by such Pledgor in any manner, and (iii) all Equity Interests issued in respect of the Equity Interests referred to in clause (i) or (ii) upon any consolidation or merger of any issuer of such Equity Interests; provided, however, that Pledged Securities shall not include any Equity Interests which are not required to be pledged pursuant to Section 5.11(b) of the Credit Agreement.
          “Pledgor” shall have the meaning assigned to such term in the Preamble hereof.
          “Receivables” shall mean all (i) Accounts, (ii) Chattel Paper, (iii) Payment Intangibles, (iv) General Intangibles, (v) Instruments and (vi) all other rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, regardless of how classified under the UCC together with all of Pledgors’ rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Records relating thereto.

          “Securities Account Control Agreement” shall mean an agreement substantially in the form of Exhibit 4 hereto or such other form that is reasonably satisfactory to the Collateral Agent establishing the Collateral Agent’s Control with respect to any Securities Account.
          “Securities Collateral” shall mean, collectively, the Pledged Securities, the Intercompany Notes and the Distributions.
          “Trademarks” shall mean, collectively, with respect to each Pledgor, all trademarks (including service marks), slogans, logos, certification marks, trade dress, uniform resource locations (URL’s), domain names, corporate names and trade names, whether registered or unregistered, owned by or assigned to such Pledgor and all registrations and applications for the foregoing (whether statutory or common law and whether established or registered in the United States or any other country or any political subdivision thereof), together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of any trademarks, (ii) reissues, continuations, extensions and renewals thereof and amendments thereto, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present and future infringements thereof.
          “Trademark Security Agreement” shall mean an agreement substantially in the form of Exhibit 8 hereto.
          “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Collateral Agent’s and the Secured Parties’ security interest in any item or portion of the Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.
          SECTION 1.2. Interpretation. The rules of interpretation specified in the Credit Agreement (including Section 1.03 thereof) shall be applicable to this Agreement.
          SECTION 1.3. Resolution of Drafting Ambiguities. Each Pledgor acknowledges and agrees that it was represented by counsel in connection with the execution and delivery hereof, that it and its counsel reviewed and participated in the preparation and negotiation hereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party (i.e., the Collateral Agent) shall not be employed in the interpretation hereof.
          SECTION 1.4. Perfection Certificate. The Collateral Agent and the Pledgors agree that the Perfection Certificate and all descriptions of Pledged Collateral, schedules, amendments and supplements thereto (except with respect to any such description, schedule, amendment, supplement or information that is superseded or otherwise rendered inapplicable) are and shall at all times remain a part of this Agreement.

ARTICLE II
GRANT OF SECURITY AND SECURED OBLIGATIONS
          SECTION 2.1. Grant of Security Interest. As collateral security for the payment and performance in full of all the Secured Obligations, each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties, a lien on and security interest in all of the right, title and interest of such Pledgor in, to and under the following property, wherever located, and whether now existing or hereafter arising or acquired from time to time (collectively, the “Pledged Collateral”):
(i)	all Accounts;

(ii)	all Equipment, Goods, Inventory and Fixtures;

(iii)	all Documents, Instruments and Chattel Paper;

(iv)	all Letters of Credit and Letter-of-Credit Rights;

(v)	all Securities Collateral;

(vi)	all Investment Property;

(vii)	all Intellectual Property Collateral;

(viii)	the Commercial Tort Claims described on Schedule 13 to the Perfection Certificate;

(ix)	all General Intangibles;

(x)	all Money and all Deposit Accounts;

(xi)	all Supporting Obligations;

(xii)	all books and records relating to the Pledged Collateral; and

(xiii)	to the extent not covered by clauses (i) through (xii) of this sentence, all other personal property of such Pledgor, whether tangible or intangible, and all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to such Pledgor from time to time with respect to any of the foregoing.
          Notwithstanding anything to the contrary contained in clauses (i) through (xiii) above, the security interest created by this Agreement shall not extend to, and the term “Pledged Collateral” shall not include, any Excluded Property, and (i) the Pledgors shall from time to time at the request of the Collateral Agent give written notice to the Collateral Agent identifying in reasonable detail the Excluded Property and shall provide to the Collateral Agent such other information regarding the Excluded Property as the Collateral Agent may reasonably request and (ii) from and after the Closing Date, no Pledgor shall permit to become effective in any document creating, governing or providing for any permit, license or agreement a provision that would prohibit the creation of a Lien on such permit, license or agreement in favor of the Collateral Agent unless such Pledgor believes, in its reasonable judgment, that such prohibition is usual and customary in transactions of such type.
          SECTION 2.2. Filings.
          (a) Each Pledgor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any financing statements (including fixture filings) and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Pledged Collateral, including (i) whether such Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor, (ii) any financing or continuation statements or other documents without the signature of such Pledgor where permitted by law, including the filing of a financing statement describing the Pledged Collateral as “all assets now owned or hereafter acquired by the Pledgor or in which Pledgor otherwise has rights” and (iii) in the case of a financing statement filed as a fixture filing or covering Pledged Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Pledged Collateral relates. Each Pledgor agrees to provide all applicable information described in clauses (i) and/or (iii) of the immediately preceding sentence to the Collateral Agent promptly upon request by the Collateral Agent.
          (b) Each Pledgor hereby ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any financing statements relating to the Pledged Collateral if filed prior to the date hereof.
          (c) Each Pledgor hereby further authorizes the Collateral Agent to file filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country), including this Agreement, the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement, or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Pledgor hereunder, without the signature of such Pledgor, and naming such Pledgor, as debtor, and the Collateral Agent, as secured party.
ARTICLE III
PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;
USE OF PLEDGED COLLATERAL
          SECTION 3.1. Delivery of Certificated Securities Collateral. Each Pledgor represents and warrants that all certificates, agreements or instruments representing or evidencing the Securities Collateral in existence on the date hereof have been delivered to the Collateral

Agent in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and that the Collateral Agent has a perfected first priority security interest therein. Each Pledgor hereby agrees that all certificates, agreements or instruments representing or evidencing Securities Collateral acquired by such Pledgor after the date hereof shall promptly (but in any event within five days after receipt thereof by such Pledgor) be delivered to and held by or on behalf of the Collateral Agent pursuant hereto. All certificated Securities Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. The Collateral Agent shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, to endorse, assign or otherwise transfer to or to register in the name of the Collateral Agent or any of its nominees or endorse for negotiation any or all of the Securities Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder. In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right at any time to exchange certificates representing or evidencing Securities Collateral for certificates of smaller or larger denominations.
          SECTION 3.2. Perfection of Uncertificated Securities Collateral. Each Pledgor represents and warrants that the Collateral Agent has a perfected first priority security interest in all uncertificated Pledged Securities pledged by it hereunder that are in existence on the date hereof. Each Pledgor hereby agrees that if any of the Pledged Securities are at any time not evidenced by certificates of ownership, then each applicable Pledgor shall, to the extent permitted by applicable law, (i) cause any issuer that is a Subsidiary of the Borrower to, and use commercially reasonable efforts to cause any other issuer to, execute and deliver to the Collateral Agent an acknowledgment of the pledge of such Pledged Securities substantially in the form of Exhibit 1 hereto or such other form that is reasonably satisfactory to the Collateral Agent, (ii) if necessary or desirable to perfect a security interest in such Pledged Securities, use commercially reasonable efforts to cause such pledge to be recorded on the equityholder register or the books of the issuer, execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give the Collateral Agent the right to transfer such Pledged Securities under the terms hereof, (iii) upon the reasonable request by the Collateral Agent, provide to the Collateral Agent an opinion of counsel, in form and substance reasonably satisfactory to the Collateral Agent, confirming such pledge and perfection thereof, and (iv) after the occurrence and during the continuance of any Event of Default, upon request by the Collateral Agent, (A) cause the Organizational Documents of each such issuer that is a Subsidiary of the Borrower to be amended to provide that such Pledged Securities shall be treated as “securities” for purposes of the UCC and (B) cause such Pledged Securities of a Subsidiary of the Borrower, and use commercially reasonable efforts to cause such Pledged Securities of any other issuer, to become certificated and delivered to the Collateral Agent in accordance with the provisions of Sections 3.1.
          SECTION 3.3. Financing Statements and Other Filings; Maintenance of Perfected Security Interest. Each Pledgor represents and warrants that all financing statements, agreements, instruments and other documents necessary to perfect the security interest granted by it to the Collateral Agent in respect of the Pledged Collateral have been delivered to the Collateral Agent in completed and, to the extent necessary or appropriate, duly executed form for filing in each governmental, municipal or other office specified in Schedule 7 to the Perfection Certificate. Each Pledgor agrees that at the sole cost and expense of the Pledgors, such Pledgor will maintain the security interest created by this Agreement in the Pledged Collateral as a perfected first priority security interest subject only to Permitted Liens.
          SECTION 3.4. Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent’s security interest in the Pledged Collateral, each Pledgor represents and warrants (as to itself) as follows and agrees, in each case at such Pledgor’s own expense, to take the following actions with respect to the following Pledged Collateral:
     (a) Instruments and Tangible Chattel Paper. As of the date hereof, no amounts payable under or in connection with any of the Pledged Collateral are evidenced by any Instrument or Tangible Chattel Paper other than such Instruments and Tangible Chattel Paper listed in Schedule 11 to the Perfection Certificate. Each Instrument and each item of Tangible Chattel Paper listed in Schedule 11 to the Perfection Certificate has been properly endorsed, assigned and delivered to the Collateral Agent, accompanied by instruments of transfer or assignment duly executed in blank. If any amount then payable under or in connection with any of the Pledged Collateral shall be evidenced by any Instrument or Tangible Chattel Paper, and such amount, together with all amounts payable evidenced by any Instrument or Tangible Chattel Paper not previously delivered to the Collateral Agent exceeds $1,000,000 in the aggregate for all Pledgors, the Pledgor acquiring such Instrument or Tangible Chattel Paper shall promptly (but in any event within five days after receipt thereof) endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify.
     (b) Deposit Accounts. As of the date hereof, no Pledgor has any Deposit Accounts other than the accounts listed in Schedule 14 to the Perfection Certificate. The Collateral Agent has a first priority security interest in each such Deposit Account (other than an Excluded Account), which security interest is perfected by Control. No Pledgor shall hereafter establish and maintain any Deposit Account (other than an Excluded Account) unless (1) it shall have given the Collateral Agent 30 days’ prior written notice of its intention to establish such new Deposit Account with a Bank, (2) such Bank shall be reasonably acceptable to the Collateral Agent and (3) such Bank and such Pledgor shall have duly executed and delivered to the Collateral Agent a Deposit Account Control Agreement with respect to such Deposit Account. The Collateral Agent agrees with each Pledgor that the Collateral Agent shall not give any instructions directing the disposition of funds from time to time credited to any Deposit Account or withhold any withdrawal rights from such Pledgor with respect to funds from time to time credited to any Deposit Account unless an Event of Default has occurred and is continuing. The provisions of this Section 3.4(b) shall not apply to the LC Account, to any other Deposit Accounts for which the Collateral Agent is the Bank or to accounts numbered 80004737, 80004729, 80004710 at Horizon Bank (or any successor account at Horizon Bank) so long as the maximum daily balance of such account shall not at any time exceed $500,000; provided that at any time after occurrence and during the continuance of an Event of Default, the applicable Pledgor shall within 5 Business Days of the written request therefor from the Collateral Agent close such account and transfer all amounts therein to another Deposit Account subject to Collateral Agent’s control; provided further that the applicable

Pledgor shall not need to close such account so long as it contains funds solely used to make employee benefit payments or payroll. No Pledgor shall grant Control of any Deposit Account to any person other than the Collateral Agent.
     (c) Securities Accounts and Commodity Accounts. (i) As of the date hereof, no Pledgor has any Securities Accounts or Commodity Accounts. No Pledgor shall here after establish and maintain any Securities Account or Commodity Account with any Securities Intermediary or Commodity Intermediary unless (1) it shall have given the Collateral Agent 10 days’ prior written notice of its intention to establish such new Securities Account or Commodity Account with such Securities Intermediary or Commodity Intermediary, (2) such Securities Intermediary or Commodity Intermediary shall be reasonably acceptable to the Collateral Agent and (3) such Securities Intermediary or Commodity Intermediary, as the case may be, and such Pledgor shall have duly executed and delivered a Control Agreement with respect to such Securities Account or Commodity Account, as the case may be. Each Pledgor shall accept any cash and Investment Property in trust for the benefit of the Collateral Agent and within three (3) Business Days of actual receipt thereof, deposit any and all cash and Investment Property received by it into a Deposit Account or Securities Account subject to the Collateral Agent’s Control; provided, however, that the obligation to deposit such cash or Investment Property shall not accrue until the fair market value of such cash and/or Investment Property equals at least $100,000 in the aggregate for such Pledgor. The Collateral Agent agrees with each Pledgor that the Collateral Agent shall not give any Entitlement Orders or instructions or directions to any issuer of uncertificated securities, Securities Intermediary or Commodity Intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by such Pledgor, unless an Event of Default has occurred and is continuing or, after giving effect to any such investment and withdrawal rights, would occur. The provisions of this Section 3.4(c) shall not apply to any Financial Assets credited to a Securities Account for which the Collateral Agent is the Securities Intermediary. No Pledgor shall grant Control over any Investment Property to any person other than the Collateral Agent.
     (ii) As between the Collateral Agent and the Pledgors, the Pledgors shall bear the investment risk with respect to the Investment Property and Pledged Securities, and the risk of loss of, damage to, or the destruction of the Investment Property and Pledged Securities, whether in the possession of, or maintained as a Security Entitlement or deposit by, or subject to the Control of, the Collateral Agent, a Securities Intermediary, a Commodity Intermediary, any Pledgor or any other person.
     (d) Electronic Chattel Paper and Transferable Records. As of the date hereof, no amount under or in connection with any of the Pledged Collateral is evidenced by any Electronic Chattel Paper or any “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction) other than such Electronic Chattel Paper and transferable records listed in Schedule 11 to the Perfection Certificate. If any amount payable under or in connection with any of the Pledged Collateral shall be evidenced by any Electronic Chattel Paper or any transferable record, the Pledgor acquiring such Electronic Chattel Paper or transferable record shall promptly notify the Collateral Agent thereof and shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control of such Electronic Chattel Paper under Section 9-105 of the UCC or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The requirement in the preceding sentence shall not apply to the extent that such amount, together with all amounts payable evidenced by Electronic Chattel Paper or any transferable record in which the Collateral Agent has not been vested control within the meaning of the statutes described in the immediately preceding sentence, does not exceed $1,000,000 in the aggregate for all Pledgors. The Collateral Agent agrees with such Pledgor that the Collateral Agent will arrange, pursuant to procedures satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent’s loss of control, for the Pledgor to make alterations to the Electronic Chattel Paper or transferable record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Pledgor with respect to such Electronic Chattel Paper or transferable record.
     (e) Letter-of-Credit Rights. If any Pledgor is at any time a beneficiary under a Letter of Credit now or hereafter issued, such Pledgor shall promptly notify the Collateral Agent thereof and such Pledgor shall, at the request of the Collateral Agent, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) arrange for the issuer and any confirmer of such Letter of Credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the Letter of Credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of such Letter of Credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the Letter of Credit are to be applied as provided in the Credit Agreement. The actions in the preceding sentence shall not be required to the extent that the amount of any such Letter of Credit, together with the aggregate amount of all other Letters of Credit for which the actions described above in clause (i) and (ii) have not been taken, does not exceed $1,000,000 in the aggregate for all Pledgors.
     (f) Commercial Tort Claims. As of the date hereof, each Pledgor hereby represents and warrants that it holds no Commercial Tort Claims other than those listed in Schedule 13 to the Perfection Certificate. If any Pledgor shall at any time hold or acquire a Commercial Tort Claim, such Pledgor shall immediately notify the Collateral Agent in writing signed by such Pledgor of the brief details thereof and grant to the Collateral Agent in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent. The requirement in the preceding sentence shall not apply to the extent that the amount of such Commercial Tort Claim, together with the amount of all other Commercial Tort Claims held by any Pledgor in which the Collateral Agent does not have a security interest, does not exceed $1,000,000 in the aggregate for all Pledgors.

     (g) Landlord’s Access Agreements/Bailee Letters. Each Pledgor shall use its commercially reasonable efforts to obtain as soon as practicable after the date hereof with respect to each location set forth in Schedule 4.01(n)(vi) to the Credit Agreement, where such Pledgor maintains Pledged Collateral, a Bailee Letter and/or Landlord Access Agreement, as applicable, and use commercially reasonable efforts to obtain a Bailee Letter, Landlord Access Agreement and/or landlord’s lien waiver, as applicable, from all such bailees and landlords, as applicable, who from time to time have possession of any Pledged Collateral if reasonably requested by the Collateral Agent. Notwithstanding the foregoing, a waiver of bailee’s lien, a Bailee Letter, Landlord Access Agreement and/or landlord’s lien waiver, as applicable, shall not be required if the value of the Pledged Collateral held by such bailee or maintained at such applicable location is less than $200,000, provided that the aggregate value of the Pledged Collateral held by all bailees who have not delivered a Bailee Letter is less than $1,000,000 in the aggregate; provided, however, that this sentence shall not apply to the Pledged Collateral located at 313 Speen Street, Natick MA 01760.
     (h) Motor Vehicles. Upon the request of the Collateral Agent, each Pledgor shall deliver to the Collateral Agent originals of the certificates of title or ownership for the motor vehicles (and any other Equipment covered by certificates of title or ownership) owned by it, with the Collateral Agent listed as lienholder therein. Such requirement shall not apply if any such motor vehicle (or any such other Equipment) is valued at less than $50,000, provided that the aggregate value of all motor vehicles (and such Equipment) as to which any Pledgor has not delivered a certificate of title or ownership is less than $1,000,000.
          SECTION 3.5. Joinder of Additional Guarantors. The Pledgors shall cause each Subsidiary of the Borrower which, from time to time, after the date hereof shall be required to pledge any assets to the Collateral Agent for the benefit of the Secured Parties pursuant to the provisions of the Credit Agreement, (a) to execute and deliver to the Collateral Agent (i) a Joinder Agreement substantially in the form of Exhibit 3 hereto and (ii) a Perfection Certificate, in each case, within thirty (30) days of the date on which it was acquired or created or (b) in the case of a Subsidiary organized outside of the United States required to pledge any assets to the Collateral Agent, to execute and deliver to the Collateral Agent such documentation as the Collateral Agent shall reasonably request and, in each case with respect to clauses (a) and (b) above, upon such execution and delivery, such Subsidiary shall constitute a “Guarantor” and a “Pledgor” for all purposes hereunder with the same force and effect as if originally named as a Guarantor and Pledgor herein. The execution and delivery of such Joinder Agreement shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor and Pledgor as a party to this Agreement.
          SECTION 3.6. Supplements; Further Assurances. Each Pledgor shall take such further actions, and execute and/or deliver to the Collateral Agent such additional financing statements, amendments, assignments, agreements, supplements, powers and instruments, as the Collateral Agent may in its reasonable judgment deem necessary or appropriate in order to create, perfect, preserve and protect the security interest in the Pledged Collateral as provided herein and the rights and interests granted to the Collateral Agent hereunder, to carry into effect the purposes hereof or better to assure and confirm the validity, enforceability and priority of the Collateral Agent’s security interest in the Pledged Collateral or permit the Collateral Agent to exercise and enforce its rights, powers and remedies hereunder with respect to any Pledged Collateral, including the filing of financing statements, continuation statements and other documents (including this Agreement) under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby and the execution and delivery of Control Agreements, all in form reasonably satisfactory to the Collateral Agent and in such offices (including the United States Patent and Trademark Office and the United States Copyright Office) wherever required by law to perfect, continue and maintain the validity, enforceability and priority of the security interest in the Pledged Collateral as provided herein and to preserve the other rights and interests granted to the Collateral Agent hereunder, as against third parties, with respect to the Pledged Collateral. Without limiting the generality of the foregoing, each Pledgor shall make, execute, endorse, acknowledge, file or refile and/or deliver to the Collateral Agent from time to time upon reasonable request by the Collateral Agent such lists, schedules, descriptions and designations of the Pledged Collateral, copies of warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments as the Collateral Agent shall reasonably request. If an Event of Default has occurred and is continuing, the Collateral Agent may institute and maintain, in its own name or in the name of any Pledgor, such suits and proceedings as the Collateral Agent may be advised by counsel shall be necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Pledged Collateral. All of the foregoing shall be at the sole cost and expense of the Pledgors.
ARTICLE IV
REPRESENTATIONS, WARRANTIES AND COVENANTS
          Each Pledgor represents, warrants and covenants as follows:
          SECTION 4.1. Title. Except for the security interest granted to the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement and Permitted Liens, such Pledgor owns and has rights and, as to Pledged Collateral acquired by it from time to time after the date hereof, will own and have rights in each item of Pledged Collateral pledged by it hereunder, free and clear of any and all Liens or claims of others. In addition, no Liens or claims exist on the Securities Collateral, other than as permitted by Section 6.02 of the Credit Agreement.
          SECTION 4.2. Validity of Security Interest. The security interest in and Lien on the Pledged Collateral granted to the Collateral Agent for the benefit of the Secured Parties hereunder constitutes (a) a legal and valid security interest in all the Pledged Collateral securing the payment and performance of the Secured Obligations, and (b) subject to the filings and other actions described in Schedule 7 to the Perfection Certificate (to the extent required to be listed on the schedules to the Perfection Certificate as of the date this representation is made or deemed made), a perfected security interest in all the Pledged Collateral. The security interest and Lien granted to the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement in and on the Pledged Collateral will at all times (until the payment in full of the Secured Obligations) constitute a perfected, continuing security interest therein, prior to all other Liens on the Pledged Collateral except for Permitted Liens.
          SECTION 4.3. Defense of Claims; Transferability of Pledged Collateral. Subject to Section 5.05 of the Credit Agreement, each Pledgor shall, at its own cost and expense, defend title to the Pledged Collateral pledged by it hereunder and the security interest therein and Lien thereon granted to the Collateral Agent and the priority thereof against all claims and demands of all persons, at its own cost and expense, at any time claiming any interest therein adverse to the Collateral Agent or any other Secured Party other than Permitted Liens. There is no agreement, order, judgment or decree, and no Pledgor shall enter into any agreement or take any other action, that would restrict the transferability of any of the Pledged Collateral or otherwise impair or conflict with such Pledgor’s obligations or the rights of the Collateral Agent hereunder.
          SECTION 4.4. Other Financing Statements. It has not filed, nor authorized any third party to file (nor will there be), any valid or effective financing statement (or similar statement, instrument of registration or public notice under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Pledged Collateral, except such as have been filed in favor of the Collateral Agent pursuant to this Agreement or in favor of any holder of a Permitted Lien with respect to such Permitted Lien or financing statements or public notices relating to the termination statements listed on Schedule 9 to the Perfection Certificate. No Pledgor shall execute, authorize or permit to be filed in any public office any financing statement (or similar statement, instrument of registration or public notice under the law of any jurisdiction) relating to any Pledged Collateral, except financing statements and other statements and instruments filed or to be filed in respect of and covering the security interests granted by such Pledgor to the holder of the Permitted Liens.
          SECTION 4.5. Location of Inventory and Equipment. It shall not move any material Equipment or Inventory to any location, other than any location that is listed in the relevant Schedules to the Perfection Certificate or except as is presently done in the ordinary course of its business, unless (i) it shall have given the Collateral Agent not less than 30 days’ prior written notice (in the form of an Officers’ Certificate) of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may request and (ii) to the extent applicable with respect to such new location, such Pledgor shall have complied with Section 3.4(g); provided that in no event shall any material Equipment or Inventory be moved to any location outside of the continental United States other than in the ordinary course of its business as presently conducted.
          SECTION 4.6. Due Authorization and Issuance. All of the Pledged Securities existing on the date hereof have been, and to the extent any Pledged Securities are hereafter issued, such Pledged Securities will be, upon such issuance, duly authorized, validly issued and fully paid and non-assessable to the extent applicable. There is no amount or other obligation owing by any Pledgor to any issuer of the Pledged Securities in exchange for or in connection with the issuance of the Pledged Securities or any Pledgor’s status as a partner or a member of any issuer of the Pledged Securities.

          SECTION 4.7. Consents, etc. In the event that the Collateral Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other person therefor, then, upon the reasonable request of the Collateral Agent, such Pledgor agrees to use its best efforts to assist and aid the Collateral Agent to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.
          SECTION 4.8. Pledged Collateral. All information set forth herein, including the schedules hereto, and all information contained in any documents, schedules and lists heretofore delivered to any Secured Party, including the Perfection Certificate and the schedules thereto, in connection with this Agreement, in each case, relating to the Pledged Collateral, is accurate and complete in all material respects. The Pledged Collateral described on the schedules to the Perfection Certificate constitutes all of the property of such type of Pledged Collateral owned or held by the Pledgors.
          SECTION 4.9. Insurance. In the event that the proceeds of any insurance claim are paid to any Pledgor after the Collateral Agent has exercised its right to foreclose after an Event of Default, such Net Cash Proceeds shall be held in trust for the benefit of the Collateral Agent and immediately after receipt thereof shall be paid to the Collateral Agent for application in accordance with the Credit Agreement.
ARTICLE V
CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL
          SECTION 5.1. Pledge of Additional Securities Collateral. Each Pledgor shall, upon obtaining any Pledged Securities or Intercompany Notes of any person, accept the same in trust for the benefit of the Collateral Agent and promptly (but in any event within five days after receipt thereof) deliver to the Collateral Agent a pledge amendment, duly executed by such Pledgor, in substantially the form of Exhibit 2 hereto (each, a “Pledge Amendment”), and the certificates and other documents required under Section 3.1 and Section 3.2 hereof in respect of the additional Pledged Securities or Intercompany Notes which are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional Pledged Securities or Intercompany Notes. Each Pledgor hereby authorizes the Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Securities or Intercompany Notes listed on any Pledge Amendment delivered to the Collateral Agent shall for all purposes hereunder be considered Pledged Collateral.
          SECTION 5.2. Voting Rights; Distributions, etc.
     (a) So long as no Event of Default shall have occurred and be continuing:
     (i) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms or purposes hereof, the Credit Agreement or any other document evidencing the Secured Obligations; provided, however, that no Pledgor shall in any event exercise such rights in any manner which could reasonably be expected to have a Material Adverse Effect.
     (ii) Each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien hereof, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Credit Agreement; provided, however, that any and all such Distributions consisting of rights or interests in the form of securities shall be forthwith delivered to the Collateral Agent to hold as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Pledgor and be promptly (but in any event within five days after receipt thereof) delivered to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).
          (b) So long as no Event of Default shall have occurred and be continuing, the Collateral Agent shall be deemed without further action or formality to have granted to each Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written re quest of any Pledgor and at the sole cost and expense of the Pledgors, from time to time execute and deliver (or cause to be executed and delivered) to such Pledgor all such instruments as such Pledgor may reasonably request in order to permit such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 5.2(a)(i) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof.
          (c) Upon the occurrence and during the continuance of any Event of Default:
     (i) All rights of each Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 5.2(a)(i) hereof shall immediately cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights.
     (ii) All rights of each Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof shall immediately cease and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions.
          (d) Each Pledgor shall, at its sole cost and expense, from time to time execute and deliver to the Collateral Agent appropriate instruments as the Collateral Agent may request in order to permit the Collateral Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5.2(c)(i) hereof and to receive all Distributions which it may be entitled to receive under Section 5.2(c)(ii) hereof.
          (e) All Distributions which are received by any Pledgor contrary to the provisions of Section 5.2(a)(ii) hereof shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Pledgor and shall immediately be paid over to the

Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).
          SECTION 5.3. Defaults, etc. Each Pledgor hereby represents and warrants that (i) such Pledgor is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any agreement to which such Pledgor is a party relating to the Pledged Securities pledged by it, and such Pledgor is not in violation of any other provisions of any such agreement to which such Pledgor is a party, or otherwise in default or violation thereunder, (ii) no Securities Collateral pledged by such Pledgor is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any person with respect thereto, and (iii) as of the date hereof, there are no certificates, instruments, documents or other writings (other than the Organizational Documents and certificates representing such Pledged Securities that have been delivered to the Collateral Agent) which evidence any Pledged Securities of such Pledgor.
          SECTION 5.4. Certain Agreements of Pledgors as Issuers and Holders of Equity Interests.
          (a) In the case of each Pledgor which is an issuer of Securities Collateral, such Pledgor agrees to be bound by the terms of this Agreement relating to the Securities Collateral issued by it and will comply with such terms insofar as such terms are applicable to it.
          (b) In the case of each Pledgor which is a partner, shareholder or member, as the case may be, in a partnership, limited liability company or other entity, such Pledgor hereby consents to the extent required by the applicable Organizational Document to the pledge by each other Pledgor, pursuant to the terms hereof, of the Pledged Securities in such partnership, limited liability company or other entity and, upon the occurrence and during the continuance of an Event of Default, to the transfer of such Pledged Securities to the Collateral Agent or its nominee and to the substitution of the Collateral Agent or its nominee as a substituted partner, shareholder or member in such partnership, limited liability company or other entity with all the rights, powers and duties of a general partner, limited partner, shareholder or member, as the case may be.
ARTICLE VI
CERTAIN PROVISIONS CONCERNING INTELLECTUAL
PROPERTY COLLATERAL
          SECTION 6.1. Grant of Intellectual Property License. For the purpose of enabling the Collateral Agent, during the continuance of an Event of Default, to exercise rights and remedies under Article IX hereof at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Pledgor hereby grants to the Collateral Agent, to the extent assignable, an irrevocable, non-exclusive license to use, assign, license or sublicense any of the Intellectual Property Collateral now owned or hereafter acquired by such Pledgor, wherever the same may be located. Such license shall include access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.

          SECTION 6.2. Protection of Collateral Agent’s Security. On a continuing basis, each Pledgor shall, at its sole cost and expense, (i) promptly following its becoming aware thereof, notify the Collateral Agent of any adverse determination in any proceeding or the institution of any proceeding in any federal, state or local court or administrative body or in the United States Patent and Trademark Office or the United States Copyright Office regarding any Material Intellectual Property Collateral, such Pledgor’s right to register such Material Intellectual Property Collateral or its right to keep and maintain such registration in full force and effect, (ii) maintain all Material Intellectual Property Collateral as presently used and operated; provided that such Pledgor shall not be required to maintain any Material Intellectual Property Collateral for which such Pledgor has acquired or developed a comparable substitute on commercially reasonable terms and, in addition, shall be permitted to dispose of such Material Intellectual Property Collateral to the extent permitted under the Credit Agreement, (iii) not permit to lapse or become abandoned any Material Intellectual Property Collateral, and not settle or compromise any pending or future litigation or administrative proceeding with respect to any such Material Intellectual Property Collateral, in either case except as shall be consistent with commercially reasonable business judgment or as otherwise permitted under the Credit Agreement, (iv) upon such Pledgor obtaining knowledge thereof, promptly notify the Collateral Agent in writing of any event which may be reasonably expected to materially and adversely affect the value or utility of any Material Intellectual Property Collateral or the rights and remedies of the Collateral Agent in relation thereto including a levy or threat of levy or any legal process against any Material Intellectual Property Collateral, (v) not license any Intellectual Property Collateral other than licenses entered into by such Pledgor in, or incidental to, the ordinary course of business, or amend or permit the amendment of any of the licenses in a manner that materially and adversely affects the right to receive payments thereunder, or in any manner that would materially impair the value of any Intellectual Property Collateral or the Lien on and security interest in the Intellectual Property Collateral created therein hereby, without the consent of the Collateral Agent, (vi) diligently keep adequate records respecting all Intellectual Property Collateral and (vii) furnish to the Collateral Agent from time to time upon the Collateral Agent’s request therefor reasonably detailed statements and amended schedules further identifying and describing the Intellectual Property Collateral and such other materials evidencing or reports pertaining to any Intellectual Property Collateral as the Collateral Agent may from time to time reasonably request.
          SECTION 6.3. After-Acquired Property. If any Pledgor shall at any time after the date hereof (i) obtain any rights to any additional Intellectual Property Collateral or (ii) become entitled to the benefit of any additional Intellectual Property Collateral or any renewal or extension thereof, including any reissue, division, continuation, or continuation-in-part of any Intellectual Property Collateral, or any improvement on any Intellectual Property Collateral, or if any intent-to use trademark application is no longer subject to clause (c) of the definition of Excluded Property, the provisions hereof shall automatically apply thereto and any such item enumerated in the preceding clause (i) or (ii) shall automatically constitute Intellectual Property Collateral as if such would have constituted Intellectual Property Collateral at the time of execution hereof and be subject to the Lien and security interest created by this Agreement without further action by any party. Each Pledgor shall promptly provide to the Collateral Agent written notice of any of the foregoing and confirm the attachment of the Lien and security interest created by this Agreement to any rights described in clauses (i) and (ii) above by execution of an instrument in form reasonably acceptable to the Collateral Agent and the filing of any instruments or statements as shall be reasonably necessary to create, preserve, protect or perfect the Collateral Agent’s security interest in such Intellectual Property Collateral. Further, each Pledgor authorizes the Collateral Agent to modify this Agreement by amending Schedules 12(a) and 12(b) to the Perfection Certificate to include any Intellectual Property Collateral of such Pledgor acquired or arising after the date hereof.
          SECTION 6.4. Litigation. Unless there shall occur and be continuing any Event of Default, each Pledgor shall have the right to commence and prosecute in its own name, as the party in interest, for its own benefit and at the sole cost and expense of the Pledgors, such applications for protection of the Intellectual Property Collateral and suits, proceedings or other actions to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value or other damage as are necessary to protect the Intellectual Property Collateral. Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent shall have the right but shall in no way be obligated to file applications for protection of the Intellectual Property Collateral and/or bring suit in the name of any Pledgor, the Collateral Agent or the Secured Parties to enforce the Intellectual Property Collateral and any license thereunder. In the event of such suit, each Pledgor shall, at the reasonable request of the Collateral Agent, do any and all lawful acts and execute any and all documents requested by the Collateral Agent in aid of such enforcement and the Pledgors shall promptly reimburse and indemnify the Collateral Agent for all costs and expenses incurred by the Collateral Agent in the exercise of its rights under this Section 6.4 in accordance with Section 10.03 of the Credit Agreement. In the event that the Collateral Agent shall elect not to bring suit to enforce the Intellectual Property Collateral, each Pledgor agrees, at the reasonable request of the Collateral Agent, to take all commercially reasonable actions necessary, whether by suit, proceeding or other action, to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value of or other damage to any of the Intellectual Property Collateral by any person.
ARTICLE VII
CERTAIN PROVISIONS CONCERNING RECEIVABLES
          SECTION 7.1. Maintenance of Records. Each Pledgor shall keep and maintain at its own cost and expense complete records of each Receivable, in a manner consistent with prudent business practice, including records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto. Each Pledgor shall, at such Pledgor’s sole cost and expense, upon the Collateral Agent’s demand made at any time after the occurrence and during the continuance of any Event of Default, deliver all tangible evidence of Receivables, including all documents evidencing Receivables and any books and records relating thereto to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Pledgor). Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent may transfer a full and complete copy of any Pledgor’s books, records, credit information, reports, memoranda and all other writings relating to the Receivables to and for the use by any person that has acquired or is contemplating acquisition of an interest in the Receivables or the Collateral Agent’s security interest therein without the consent of any Pledgor.

          SECTION 7.2. Legend. Each Pledgor shall legend, at the request of the Collateral Agent and in form and manner satisfactory to the Collateral Agent, the Receivables and the other books, records and documents of such Pledgor evidencing or pertaining to the Receivables with an appropriate reference to the fact that the Receivables have been assigned to the Collateral Agent for the benefit of the Secured Parties and that the Collateral Agent has a security interest therein.
          SECTION 7.3. Modification of Terms, etc. No Pledgor shall rescind or cancel any obligations evidenced by any Receivable or modify any term thereof or make any adjustment with respect thereto except in the ordinary course of business consistent with prudent business practice, or extend or renew any such obligations except in the ordinary course of business consistent with prudent business practice or compromise or settle any dispute, claim, suit or legal proceeding relating thereto or sell any Receivable or interest therein except in the ordinary course of business consistent with prudent business practice without the prior written consent of the Collateral Agent. Each Pledgor shall timely fulfill all obligations on its part to be fulfilled under or in connection with the Receivables.
          SECTION 7.4. Collection. Each Pledgor shall cause to be collected from the Account Debtor of each of the Receivables, as and when due in the ordinary course of business and consistent with prudent business practice (including Receivables that are delinquent, such Receivables to be collected in accordance with generally accepted commercial collection procedures), any and all amounts owing under or on account of such Receivable, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable, except that any Pledgor may, with respect to a Receivable, allow in the ordinary course of business (i) a refund or credit due as a result of returned or damaged or defective merchandise and (ii) such extensions of time to pay amounts due in respect of Receivables and such other modifications of payment terms or settlements in respect of Receivables as shall be commercially reasonable in the circumstances, all in accordance with such Pledgor’s ordinary course of business consistent with its collection practices as in effect from time to time. The costs and expenses (including attorneys’ fees) of collection, in any case, whether incurred by any Pledgor, the Collateral Agent or any Secured Party, shall be paid by the Pledgors.
ARTICLE VIII
TRANSFERS
          SECTION 8.1. Transfers of Pledged Collateral. No Pledgor shall sell, convey, assign or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral pledged by it hereunder except as expressly permitted by the Credit Agreement.

ARTICLE IX
REMEDIES
          SECTION 9.1. Remedies. Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent may from time to time exercise in respect of the Pledged Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, the following remedies:
     (i) Personally, or by agents or attorneys, immediately take possession of the Pledged Collateral or any part thereof, from any Pledgor or any other person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon any Pledgor’s premises where any of the Pledged Collateral is located, remove such Pledged Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Pledged Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of any Pledgor;
     (ii) Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Pledged Collateral including instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Pledged Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to any Pledgor, prior to receipt by any such obligor of such instruction, such Pledgor shall segregate all amounts received pursuant thereto in trust for the benefit of the Collateral Agent and shall promptly (but in no event later than one (1) Business Day after receipt thereof) pay such amounts to the Collateral Agent;
     (iii) Sell, assign, grant a license to use or otherwise liquidate, or direct any Pledgor to sell, assign, grant a license to use or otherwise liquidate, any and all investments made in whole or in part with the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation;
     (iv) Take possession of the Pledged Collateral or any part thereof, by directing any Pledgor in writing to deliver the same to the Collateral Agent at any place or places so designated by the Collateral Agent, in which event such Pledgor shall at its own expense: (A) forthwith cause the same to be moved to the place or places designated by the Collateral Agent and therewith delivered to the Collateral Agent, (B) store and keep any Pledged Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent and (C) while the Pledged Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition. Each Pledgor’s obligation to deliver the Pledged Collateral as contemplated in this Section 9.1(iv) is of the essence hereof. Upon application to a court of equity having jurisdiction, the

Collateral Agent shall be entitled to a decree requiring specific performance by any Pledgor of such obligation;
     (v) Withdraw all moneys, instruments, securities and other property in any bank, financial securities, deposit or other account of any Pledgor constituting Pledged Collateral for application to the Secured Obligations as provided in Article X hereof;
     (vi) Retain and apply the Distributions to the Secured Obligations as provided in Article X hereof;
     (vii) Exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Pledged Collateral; and
     (viii) Exercise all the rights and remedies of a secured party on default under the UCC, and the Collateral Agent may also in its sole discretion, without notice except as specified in Section 9.2 hereof, sell, assign or grant a license to use the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable. The Collateral Agent or any other Secured Party or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of the Pledged Collateral or any part thereof at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations owed to such person as a credit on account of the purchase price of the Pledged Collateral or any part thereof payable by such person at such sale. Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Collateral Agent shall not be obligated to make any sale of the Pledged Collateral or any part thereof regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives, to the fullest extent permitted by law, any claims against the Collateral Agent arising by reason of the fact that the price at which the Pledged Collateral or any part thereof may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.
          SECTION 9.2. Notice of Sale. Each Pledgor acknowledges and agrees that, to the extent notice of sale or other disposition of the Pledged Collateral or any part thereof shall be required by law, ten (10) days’ prior notice to such Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. No notification need be given to any Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.
          SECTION 9.3. Waiver of Notice and Claims. Each Pledgor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with the Collateral Agent’s taking possession or the Collateral Agent’s disposition of the Pledged Collateral or any part thereof, including any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Pledgor would otherwise have under law, and each Pledgor hereby further waives, to the fullest extent permitted by applicable law: (i) all damages occasioned by such taking of possession, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent’s rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. The Collateral Agent shall not be liable for any incorrect or improper payment made pursuant to this Article IX in the absence of gross negligence or willful misconduct on the part of the Collateral Agent. Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against such Pledgor and against any and all persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under such Pledgor.
          SECTION 9.4. Certain Sales of Pledged Collateral.
          (a) Each Pledgor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any Governmental Authority, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such Governmental Authority. Each Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable law, the Collateral Agent shall have no obligation to engage in public sales.
          (b) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Securities Collateral and Investment Property, to limit purchasers to persons who will agree, among other things, to acquire such Securities Collateral or Investment Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral or Investment Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.
          (c) Notwithstanding the foregoing, each Pledgor shall, upon the occurrence and during the continuance of any Event of Default, at the reasonable request of the Collateral Agent, for the benefit of the Collateral Agent, cause any registration, qualification under or compliance with any Federal or state securities law or laws to be effected with respect to all or any part of the Securities Collateral as soon as practicable and at the sole cost and expense of the Pledgors. Each Pledgor will use its commercially reasonable efforts to cause such registration to be effected (and be kept effective) and will use its commercially reasonable efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Securities Collateral including registration under the Securities Act (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with all other requirements of any Governmental Authority. Each Pledgor shall use its commercially reasonable efforts to cause the Collateral Agent to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, shall furnish to the Collateral Agent such number of prospectuses, offering circulars or other documents incident thereto as the Collateral Agent from time to time may request, and shall indemnify and shall cause the issuer of the Securities Collateral to indemnify the Collateral Agent and all others participating in the distribution of such Securities Collateral against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading.
          (d) If the Collateral Agent determines to exercise its right to sell any or all of the Securities Collateral or Investment Property, upon written request, the applicable Pledgor shall from time to time furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number of securities included in the Securities Collateral or Investment Property which may be sold by the Collateral Agent as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.
          (e) Each Pledgor further agrees that a breach of any of the covenants contained in this Section 9.4 will cause irreparable injury to the Collateral Agent and the other Secured Parties, that the Collateral Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9.4 shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.
          SECTION 9.5. No Waiver; Cumulative Remedies.
          (a) No failure on the part of the Collateral Agent to exercise, no course of dealing with respect to, and no delay on the part of the Collateral Agent in exercising, any right,

power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, privilege or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy; nor shall the Collateral Agent be required to look first to, enforce or exhaust any other security, collateral or guaranties. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law or otherwise available.
          (b) In the event that the Collateral Agent shall have instituted any proceeding to enforce any right, power, privilege or remedy under this Agreement or any other Loan Document by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case, the Pledgors, the Collateral Agent and each other Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies, privileges and powers of the Collateral Agent and the other Secured Parties shall continue as if no such proceeding had been instituted.
          SECTION 9.6. Certain Additional Actions Regarding Intellectual Property. If any Event of Default shall have occurred and be continuing, upon the written demand of the Collateral Agent, each Pledgor shall execute and deliver to the Collateral Agent an assignment or assignments of the registered Patents, Trademarks and/or Copyrights and Goodwill and such other documents as are necessary or appropriate to carry out the intent and purposes hereof. Within five (5) Business Days of written notice thereafter from the Collateral Agent, each Pledgor shall make available to the Collateral Agent, to the extent within such Pledgor’s power and authority, such personnel in such Pledgor’s employ on the date of the Event of Default as the Collateral Agent may reasonably designate to permit such Pledgor to continue, directly or indirectly, to produce, advertise and sell the products and services sold by such Pledgor under the registered Patents, Trademarks and/or Copyrights, and such persons shall be available to perform their prior functions on the Collateral Agent’s behalf.
ARTICLE X
APPLICATION OF PROCEEDS
          SECTION 10.1. Application of Proceeds. The proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by the Collateral Agent of its remedies shall be applied, together with any other sums then held by the Collateral Agent pursuant to this Agreement, in accordance with the Credit Agreement.

ARTICLE XI
MISCELLANEOUS
          SECTION 11.1. Concerning Collateral Agent.
          (a) The Collateral Agent has been appointed as collateral agent pursuant to the Credit Agreement. The actions of the Collateral Agent hereunder are subject to the provisions of the Credit Agreement. The Collateral Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including the release or substitution of the Pledged Collateral), in accordance with this Agreement and the Credit Agreement. The Collateral Agent may employ agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Collateral Agent may resign and a successor Collateral Agent may be appointed in the manner provided in the Credit Agreement. Upon the acceptance of any appointment as the Collateral Agent by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent’s resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent.
          (b) The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which the Collateral Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Collateral Agent nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Securities Collateral, whether or not the Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any person with respect to any Pledged Collateral.
          (c) The Collateral Agent shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person, and, with respect to all matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.
          (d) If any item of Pledged Collateral also constitutes collateral granted to the Collateral Agent under any other deed of trust, mortgage, security agreement, pledge or instrument of any type, in the event of any conflict between the provisions hereof and the provisions of such other deed of trust, mortgage, security agreement, pledge or instrument of any type in respect of such collateral, the Collateral Agent, in its sole discretion, shall select which provision or provisions shall control; provided that in the event of any conflict between the provisions hereof and the provisions of the Credit Agreement, the provisions of the Credit Agreement shall control.
          (e) The Collateral Agent may rely on advice of counsel as to whether any or all UCC financing statements of the Pledgors need to be amended as a result of any of the changes described in Section 5.13(a) of the Credit Agreement. If any Pledgor fails to provide information to the Collateral Agent about such changes on a timely basis, the Collateral Agent shall not be liable or responsible to any party for any failure to maintain a perfected security interest in such Pledgor’s property constituting Pledged Collateral, for which the Collateral Agent needed to have information relating to such changes. The Collateral Agent shall have no duty to inquire about such changes if any Pledgor does not inform the Collateral Agent of such changes, the parties acknowledging and agreeing that it would not be feasible or practical for the Collateral Agent to search for information on such changes if such information is not provided by any Pledgor.
          SECTION 11.2. Collateral Agent May Perform; Collateral Agent Appointed Attorney-in-Fact. If any Pledgor shall fail to perform any covenants contained in this Agreement (including such Pledgor’s covenants to (i) pay the premiums in respect of all required insurance policies hereunder, (ii) pay and discharge any taxes, assessments and special assessments, levies, fees and governmental charges imposed upon or assessed against, and landlords’, carriers’, mechanics’, workmen’s, repairmen’s, laborers’, materialmen’s, suppliers’ and warehousemen’s Liens and other claims arising by operation of law against, all or any portion of the Pledged Collateral, (iii) make repairs, (iv) discharge Liens or (v) pay or perform any obligations of such Pledgor under any Pledged Collateral) or if any representation or warranty on the part of any Pledgor contained herein shall be breached, the Collateral Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that the Collateral Agent shall in no event be bound to inquire into the validity of any tax, Lien, imposition or other obligation which such Pledgor fails to pay or perform as and when required hereby and which such Pledgor does not contest in accordance with the provisions of the Credit Agreement. Any and all amounts so expended by the Collateral Agent shall be paid by the Pledgors in accordance with the provisions of Section 10.03 of the Credit Agreement. Neither the provisions of this Section 11.2 nor any action taken by the Collateral Agent pursuant to the provisions of this Section 11.2 shall prevent any such failure to observe any covenant contained in this Agreement nor any breach of representation or warranty from constituting an Event of Default. Each Pledgor hereby appoints the Collateral Agent its attorney-in-fact, with full power and authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, from time to time in the Collateral Agent’s discretion to take any action and to execute any instrument consistent with the terms of the Credit Agreement, this Agreement and the other Security Documents which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof (but the Collateral Agent shall not be obligated to and shall have no liability to such Pledgor or any third party for failure to so do or take action). The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. Each Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.
          SECTION 11.3. Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) be binding upon the Pledgors, their respective successors and assigns and (ii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and the other Secured Parties and each of their respective successors, transferees and assigns. No other persons (including any other creditor of any Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party, herein or otherwise, subject however, to the provisions of the Credit Agreement and, in the case of a Secured Party that is a party to a Hedging Agreement or a Treasury Services Agreements, such Hedging Agreement or Treasury Services Agreement, as applicable. Each of the Pledgors agrees that its obligations hereunder and the security interest created hereunder shall continue to be effective or be reinstated, as applicable, if at any time payment, or any part thereof, of all or any part of the Secured Obligations is rescinded or must otherwise be restored by the Secured Party upon the bankruptcy or reorganization of any Pledgor or otherwise.
          SECTION 11.4. Termination; Release.
          (a) When all the Secured Obligations have been paid in full and the Commitments of the Lenders to make any Loan or to issue any Letter of Credit under the Credit Agreement shall have expired or been sooner terminated and all Letters of Credit have been terminated or cash collateralized in accordance with the provisions of the Credit Agreement, this Agreement shall terminate. Upon termination of this Agreement the Pledged Collateral shall be released from the Lien of this Agreement. Upon such release or any release of Pledged Collateral or any part thereof in accordance with the provisions of the Credit Agreement, the Collateral Agent shall, upon the request and at the sole cost and expense of the Pledgors, assign, transfer and deliver to Pledgor, against receipt and without recourse to or warranty by the Collateral Agent except as to the fact that the Collateral Agent has not encumbered the released assets, such of the Pledged Collateral or any part thereof to be released (in the case of a release) as may be in possession of the Collateral Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Pledged Collateral, proper documents and instruments (including UCC-3 termination financing statements or releases) acknowledging the termination hereof or the release of such Pledged Collateral, as the case may be.
          (b) Notwithstanding the foregoing, if (i) the Obligations have been paid in full and the Commitments of the Lenders to make any Loan or to issue any Letter of Credit under the Credit Agreement shall have expired or been sooner terminated and all Letters of Credit have been terminated or cash collateralized in accordance with the provisions of the Credit Agreement, (ii) Secured Obligations of the type described in clause (b) of the definition of Secured Obligations (“Remaining Secured Obligations”) remain outstanding and (iii) all or a portion of the repayment of the Obligations is financed by the proceeds of Indebtedness of one or more Loan Parties or any affiliate of a Loan Party (“Refinancing Indebtedness”) which Refinancing Indebtedness is secured by property of such persons, this Agreement shall terminate as if the Remaining Secured Obligations have been paid in full and the provisions of paragraph (a) of this Section 11.4 shall apply concurrently with the incurrence of the Refinancing Indebtedness and the securing of the Refinancing Indebtedness and the Remaining Secured Obligations on an equal and ratable basis. For the avoidance of doubt, if the Refinancing Indebtedness is not secured, this Agreement shall not terminate but shall remain in full force and effect.
          SECTION 11.5. Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Pledgor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Credit Agreement and unless in writing and signed by the Collateral Agent. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Pledgor from the terms of any provision hereof in each case shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other document evidencing the Secured Obligations, no notice to or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.
          SECTION 11.6. Notices. Unless otherwise provided herein or in the Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Credit Agreement, as to any Pledgor, addressed to it at the address of the Borrower set forth in the Credit Agreement and as to the Collateral Agent, addressed to it at the address set forth in the Credit Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 11.6.
          SECTION 11.7. Governing Law, Consent to Jurisdiction and Service of Process; Waiver of Jury Trial. Sections 10.09 and 10.10 of the Credit Agreement are incorporated herein, mutatis mutandis, as if a part hereof.
          SECTION 11.8. Severability of Provisions. Any provision hereof which is invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof or affecting the validity, legality or enforceability of such provision in any other jurisdiction.
          SECTION 11.9. Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.
          SECTION 11.10. Business Days. In the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.
          SECTION 11.11. No Credit for Payment of Taxes or Imposition. Such Pledgor shall not be entitled to any credit against the principal, premium, if any, or interest payable under the Credit Agreement, and such Pledgor shall not be entitled to any credit against any other sums which may become payable under the terms thereof or hereof, by reason of the payment of any Tax on the Pledged Collateral or any part thereof.
          SECTION 11.12. No Claims Against Collateral Agent. Nothing contained in this Agreement shall constitute any consent or request by the Collateral Agent, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Pledged Collateral or any part thereof, nor as giving any Pledgor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Collateral Agent in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Lien hereof.
          SECTION 11.13. No Release. Nothing set forth in this Agreement or any other Loan Document, nor the exercise by the Collateral Agent of any of the rights or remedies here-under, shall relieve any Pledgor from the performance of any term, covenant, condition or agreement on such Pledgor’s part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any person under or in respect of any of the Pledged Collateral or shall impose any obligation on the Collateral Agent or any other Secured Party to perform or observe any such term, covenant, condition or agreement on such Pledgor’s part to be so performed or observed or shall impose any liability on the Collateral Agent or any other Secured Party for any act or omission on the part of such Pledgor relating thereto or for any breach of any representation or warranty on the part of such Pledgor contained in this Agreement, the Credit Agreement or the other Loan Documents, or under or in respect of the Pledged Collateral or made in connection herewith or therewith. Anything herein to the contrary notwithstanding, neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any contracts, agreements and other documents included in the Pledged Collateral by reason of this Agreement, nor shall the Collateral Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Pledged Collateral hereunder. The obligations of each Pledgor contained in this Section 11.13 shall survive the termination hereof and the discharge of such Pledgor’s other obligations under this Agreement, the Credit Agreement and the other Loan Documents.
          SECTION 11.14. Obligations Absolute. All obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of:
     (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any other Pledgor;
     (ii) any lack of validity or enforceability of the Credit Agreement, any Hedging Agreement, any Treasury Services Agreement or any other Loan Document, or any other agreement or instrument relating thereto;
     (iii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any Hedging Agreement, Treasury Services Agreement or any other Loan Document or any other agreement or instrument relating thereto;
     (iv) any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;
     (v) any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, the Credit Agreement, any Hedging Agreement, any Treasury Services Agreement or any other Loan Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 11.5 hereof; or
     (vi) any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Pledgor.
[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

          IN WITNESS WHEREOF, each Pledgor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

BORROWER: VSS-CAMBIUM MERGER CORP., as Pledgor
By:
Name:
Title:

GUARANTORS: VSS-CAMBIUM HOLDINGS, LLC, as Pledgor
By:
Name:
Title:

CAMBIUM LEARNING, INC., as Pledgor
By:
Name:
Title:

CAMBIUM LEARNING (NEW YORK), INC., as Pledgor
By:
Name:
Title:

SOPRIS WEST EDUCATIONAL SERVICES, INC., as Pledgor
By:
Name:
Title:

KURZWEIL EDUCATIONAL SYSTEMS, INC., as Pledgor
By:
Name:
Title:

INTELLITOOLS, INC., as Pledgor
By:
Name:
Title:

COLLATERAL AGENT: BARCLAYS BANK PLC, as Collateral Agent
By:
Name:
Title:

EXHIBIT 1
[Form of]
ISSUER’S ACKNOWLEDGMENT
          The undersigned hereby (i) acknowledges receipt of the Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of [           ], made by VSS-CAMBIUM MERGER CORP., a Delaware corporation (the “Borrower”), the Guarantors party thereto and BARCLAYS BANK PLC, as collateral agent (in such capacity and together with any successors in such capacity, the “Collateral Agent”), (ii) agrees promptly to note on its books the security interests granted to the Collateral Agent and confirmed under the Security Agreement, (iii) agrees that it will comply with instructions of the Collateral Agent with respect to the applicable Securities Collateral without further consent by the applicable Pledgor, (iv) agrees to notify the Collateral Agent upon obtaining knowledge of any interest in favor of any person in the applicable Securities Collateral that is adverse to the interest of the Collateral Agent therein and (v) waives any right or requirement at any time hereafter to receive a copy of the Security Agreement in connection with the registration of any Securities Collateral there-under in the name of the Collateral Agent or its nominee or the exercise of voting rights by the Collateral Agent or its nominee.

[ ]
By:
Name:
Title:

 Ex. 1-1

EXHIBIT 2
[Form of]
SECURITIES PLEDGE AMENDMENT
          This Securities Pledge Amendment, dated as of [           ], is delivered pursuant to Section 5.1 of the Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of [          ], 2007, made by VSS-CAMBIUM MERGER CORP., a Delaware corporation (the “Borrower”), the Guarantors party thereto and BARCLAYS BANK PLC, as collateral agent (in such capacity and together with any successors in such capacity, the “Collateral Agent”). The undersigned hereby agrees that this Securities Pledge Amendment may be attached to the Security Agreement and that the Pledged Securities and/or Intercompany Notes listed on this Securities Pledge Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Secured Obligations.
PLEDGED SECURITIES

	CLASS			NUMBER OF	PERCENTAGE OF
	OF STOCK			SHARES	ALL ISSUED CAPITAL
	OR	PAR	CERTIFICATE	OR	OR OTHER EQUITY
ISSUER	INTERESTS	VALUE	NO(S).	INTERESTS	INTERESTS OF ISSUER

 Ex. 2-1

INTERCOMPANY NOTES

	PRINCIPAL	DATE OF	INTEREST	MATURITY
ISSUER	AMOUNT	ISSUANCE	RATE	DATE

[ ], as Pledgor
By:
Name:
Title:

AGREED TO AND ACCEPTED:
BARCLAYS BANK PLC,
as Collateral Agent

By:
Name:
Title:
 Ex. 2-2

EXHIBIT 3
[Form of]
JOINDER AGREEMENT
[Name of New Pledgor]
[Address of New Pledgor]
[Date]

Ladies and Gentlemen:
          Reference is made to the Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of [            ], 2007, made by VSS-CAMBIUM MERGER CORP., a Delaware corporation (the “Borrower”), the Guarantors party thereto and BARCLAYS BANK PLC, as collateral agent (in such capacity and together with any successors in such capacity, the “Collateral Agent”).
          This Joinder Agreement supplements the Security Agreement and is delivered by the undersigned, [           ] (the “New Pledgor”), pursuant to Section 3.5 of the Security Agreement. The New Pledgor hereby agrees to be bound as a Guarantor and as a Pledgor party to the Security Agreement by all of the terms, covenants and conditions set forth in the Security Agreement to the same extent that it would have been bound if it had been a signatory to the Security Agreement on the date of the Security Agreement. The New Pledgor also hereby agrees to be bound as a party by all of the terms, covenants and conditions applicable to it set forth in Articles V, VI and VII of the Credit Agreement to the same extent that it would have been bound if it had been a signatory to the Credit Agreement on the execution date of the Credit Agreement. Without limiting the generality of the foregoing, the New Pledgor hereby grants and pledges to the Collateral Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, a Lien on and security interest in, all of its right, title and interest in, to and under the Pledged Collateral and expressly assumes all obligations and liabilities of a Guarantor and Pledgor thereunder. The New Pledgor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to the Pledgors contained in the Security Agreement and Article III of the Credit Agreement.

Ex. 3-1

          Annexed hereto are supplements to each of the schedules to the Security Agreement and the Credit Agreement, as applicable, with respect to the New Pledgor. Such supplements shall be deemed to be part of the Security Agreement or the Credit Agreement, as applicable.
          This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.
          THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Ex. 3-2

     IN WITNESS WHEREOF, the New Pledgor has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

[NEW PLEDGOR]
By:
Name:
Title:

AGREED TO AND ACCEPTED:
BARCLAYS BANK PLC,
as Collateral Agent

By:
Name:
Title:
[Schedules to be attached]

Ex. 3-3

EXHIBIT 4
[Form of]
CONTROL AGREEMENT CONCERNING SECURITIES ACCOUNTS
          This Control Agreement Concerning Securities Accounts (this “Control Agreement”), dated as of [           ], by and among [           ] (the “Pledgor”), Barclays Bank PLC, as Collateral Agent (the “Collateral Agent”) and [           ] (the “Securities Intermediary”), is delivered pursuant to Section 3.4(c) of that certain security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), dated as of [          ], 2007, made by the Pledgor[, VSS-CAMBIUM MERGER CORP.] and each of the Guarantors listed on the signature pages thereto in favor of Barclays Bank PLC, as collateral agent, as pledgee, assignee and secured party. This Control Agreement is for the purpose of perfecting the security interests of the Secured Parties granted by the Pledgor in the Designated Accounts described below. All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Security Agreement.
          Section 1. Confirmation of Establishment and Maintenance of Designated Accounts. The Securities Intermediary hereby confirms and agrees that (i) the Securities Intermediary has established for the Pledgor and maintains the account(s) listed in Schedule I annexed hereto (such account(s), together with each such other securities account maintained by the Pledgor with the Securities Intermediary collectively, the “Designated Accounts” and each a “Designated Account”), (ii) each Designated Account will be maintained in the manner set forth herein until termination of this Control Agreement, (iii) this Control Agreement is the valid and legally binding obligation of the Securities Intermediary, (iv) the Securities Intermediary is a “securities intermediary” as defined in Article 8-102(a)(14) of the UCC, (v) each of the Designated Accounts is a “securities account” as such term is defined in Section 8-501(a) of the UCC and (vi) all securities or other property underlying any financial assets which are credited to any Designated Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to any Designated Account be registered in the name of the Pledgor, payable to the order of the Pledgor or specially endorsed to the Pledgor, except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank.
          Section 2. “Financial Assets” Election. All parties hereto agree that each item of Investment Property and all other property held in or credited to any Designated Account (the “Account Property”) shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.
          Section 3. Entitlement Order. If at any time the Securities Intermediary shall receive an “entitlement order” (within the meaning of Section 8-102(a)(8) of the UCC) issued by the Collateral Agent and relating to any financial asset maintained in one or more of the

Ex. 4-1

Designated Accounts, the Securities Intermediary shall comply with such entitlement order without further consent by the Pledgor or any other person. The Securities Intermediary shall also comply with instructions directing the Securities Intermediary with respect to the sale, exchange or transfer of any Account Property held in each Designated Account originated by a Pledgor, or any representative of, or investment manager appointed by, a Pledgor until such time as the Collateral Agent delivers a Notice of Sole Control pursuant to Section 9(i) to the Securities Intermediary. The Securities Intermediary shall comply with, and is fully entitled to rely upon, any entitlement order from the Collateral Agent, even if such entitlement order is contrary to any entitlement order that the Pledgor may give or may have given to the Securities Intermediary. The Collateral Agent hereby agrees that it will not provide any entitlement orders to the Securities Intermediary for any Designated Account unless an Event of Default has occurred and is continuing.
          Section 4. Subordination of Lien; Waiver of Set-Off. The Securities Intermediary hereby agrees that any security interest in, lien on, encumbrance, claim or (except as provided in the next sentence) right of set-off against, any Designated Account or any Account Property it now has or subsequently obtains shall be subordinate to the security interest of the Collateral Agent in the Designated Accounts and the Account Property therein or credited thereto. The Securities Intermediary agrees not to exercise any present or future right of recoupment or set-off against any of the Designated Accounts or to assert against any of the Designated Accounts any present or future security interest, banker’s lien or any other lien or claim (including claim for penalties) that the Securities Intermediary may at any time have against or in any of the Designated Accounts or any Account Property therein or credited thereto; provided, however, that the Securities Intermediary may set off all amounts due to the Securities Intermediary in respect of its customary fees and expenses for the routine maintenance and operation of the Designated Accounts, including overdraft fees and amounts advanced to settle authorized transactions.
          Section 5. Choice of Law. Both this Control Agreement and the Designated Accounts shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary’s jurisdiction and the Designated Accounts (as well as the security entitlements related thereto) shall be governed by the laws of the State of New York.
          Section 6. Conflict with Other Agreements; Amendments. As of the date hereof, there are no other agreements entered into between the Securities Intermediary and the Pledgor with respect to any Designated Account or any security entitlements or other financial assets credited thereto (other than standard and customary documentation with respect to the establishment and maintenance of such Designated Accounts (the “Designated Account Documentation”)). The Securities Intermediary and the Pledgor will not enter into any other agreement with respect to any Designated Account unless the Collateral Agent shall have received prior written notice thereof. The Securities Intermediary and the Pledgor have not and will not enter into any other agreement with respect to (i) creation or perfection of any security interest in or (ii) control of security entitlements maintained in any of the Designated Accounts or purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders with respect to any Account Property held in or credited to any Designated Account as set forth in Section 3 hereof without the prior written consent of the Collateral Agent acting in its

Ex. 4-2

sole discretion. In the event of any conflict with respect to control over any Designated Account between this Control Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into, the terms of this Control Agreement shall prevail. No amendment or modification of this Control Agreement or waiver of any rights hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.
          Section 7. Certain Agreements.
          (i) As of the date hereof, the Securities Intermediary has furnished to the Collateral Agent the most recent account statement issued by the Securities Intermediary with respect to each of the Designated Accounts and the financial assets and cash balances held therein, identifying the financial assets held therein in a manner acceptable to the Collateral Agent. Each such statement accurately reflects the assets held in such Designated Account as of the date thereof.
          (ii) The Securities Intermediary will, upon its receipt of each supplement to the Security Agreement signed by the Pledgor and identifying one or more financial assets as “Pledged Collateral,” enter into its records, including computer records, with respect to each Designated Account a notation with respect to any such financial asset so that such records and reports generated with respect thereto identify such financial asset as “Pledged.”
          Section 8. Notice of Adverse Claims. Except for the claims and interest of the Collateral Agent and of the Pledgor in the Account Property held in or credited to the Designated Accounts, the Securities Intermediary on the date hereof does not know of any claim to, security interest in, lien on, or encumbrance against, any Designated Account or Account Property held in or credited thereto and does not know of any claim that any person or entity other than the Collateral Agent has been given “control” (within the meaning of Section 8-106 of the UCC) of any Designated Account or any such Account Property. If the Securities Intermediary becomes aware that any person or entity is asserting any lien, encumbrance, security interest or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process or any claim of control) against any of the Account Property held in or credited to any Designated Account, the Securities Intermediary shall promptly notify the Collateral Agent and the Pledgor thereof.
          Section 9. Maintenance of Designated Accounts. In addition to the obligations of the Securities Intermediary in Section 3 hereof, the Securities Intermediary agrees to maintain the Designated Accounts as follows:
     (i) Notice of Sole Control. If at any time the Collateral Agent delivers to the Securities Intermediary a notice instructing the Securities Intermediary to terminate Pledgor’s access to any Designated Account (the “Notice of Sole Control”), the Securities Intermediary agrees that, after receipt of such notice, it will take all instructions with respect to such Designated Account solely from the Collateral Agent, terminate all instructions and orders originated by the Pledgor with respect to the Designated Accounts or any Account Property therein, and cease taking instructions from Pledgor, including, without limitation, instructions for investment, distribution or transfer of any financial asset maintained in any Designated Account. Permitting settlement of trades pending at the

Ex. 4-3

time of receipt of such notice shall not constitute a violation of the immediately preceding sentence.
     (ii) Voting Rights. Until such time as the Securities Intermediary receives a Notice of Sole Control, the Pledgor, or an investment manager on behalf of the Pledgor, shall direct the Securities Intermediary with respect to the voting of any financial assets credited to any Designated Account.
     (iii) Statements and Confirmations. The Securities Intermediary will send copies of all statements and other correspondence (excluding routine confirmations) concerning any Designated Account or any financial assets credited thereto simultaneously to each of the Pledgor and the Collateral Agent at the address set forth in Section 11 hereof. The Securities Intermediary will provide to the Collateral Agent, upon the Collateral Agent’s request therefor from time to time and, in any event, as of the last business day of each calendar month, a statement of the market value of each financial asset maintained in each Designated Account. The Securities Intermediary shall not change the name or account number of any Designated Account without the prior written consent of the Collateral Agent.
     (iv) Perfection in Certificated Securities. The Securities Intermediary acknowledges that, in the event that it should come into possession of any certificate representing any security or other Account Property held in or credited to any of the Designated Accounts, the Securities Intermediary shall retain possession of the same on behalf and for the benefit of the Collateral Agent and such act shall cause the Securities Intermediary to be deemed holding such certificate for the Collateral Agent, if necessary to perfect the Collateral Agent’s security interest in such securities or assets. The Securities Intermediary hereby acknowledges its receipt of a copy of the Security Agreement, which shall also serve as notice to the Securities Intermediary of a security interest in collateral held on behalf and for the benefit of the Collateral Agent.
          Section 10. Successors; Assignment. The terms of this Control Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors and permitted assignees.
          Section 11. Notices. Any notice, request or other communication required or permitted to be given under this Control Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Pledgor:	[ ]
[Address]
Attention:
Telecopy:
Telephone:

Ex. 4-4

with copy to:

[ ]
[Address]
Attention: Telecopy:
Telephone:

Securities
Intermediary:	[ ]
[Address]
Attention:
Telecopy:
Telephone:

Collateral
Agent:	Barclays Bank PLC
200 Park Avenue
New York, NY 10166
Attention: David Barton
Telecopy: (212) 412-7600
Telephone: (212) 412-7693
          Any party may change its address for notices in the manner set forth above.
          Section 12. Termination.
          (i) Except as otherwise provided in this Section 12, the obligations of the Securities Intermediary hereunder and this Control Agreement shall continue in effect until the security interests of the Collateral Agent in the Designated Accounts and any and all Account Property held therein or credited thereto have been terminated pursuant to the terms of the Security Agreement and the Collateral Agent has notified the Securities Intermediary of such termination in writing.
          (ii) The Securities Intermediary, acting alone, may terminate this Control Agreement at any time and for any reason by written notice delivered to the Collateral Agent and the Pledgor not less than thirty (30) days prior to the effective termination date.
          (iii) Prior to any termination of this Control Agreement pursuant to this Section 12, the Securities Intermediary hereby agrees that it shall promptly take, at Pledgor’s sole cost and expense, all reasonable actions necessary to facilitate the transfer of any Account Property in or credited to the Designated Accounts as follows: (i) in the case of a termination of this Control Agreement under Section 12(i), to the institution designated in writing by Pledgor; and (ii) in all other cases, to the institution designated in writing by the Collateral Agent.
          Section 13. Fees and Expenses. The Securities Intermediary agrees to look solely to the Pledgor for payment of any and all fees, costs, charges and expenses incurred or otherwise relating to the Designated Accounts and services provided by the Securities Intermediary

Ex. 4-5

hereunder (collectively, the “Account Expenses”), and the Pledgor agrees to pay such Account Expenses to the Securities Intermediary on the terms agreed to pursuant to the Designated Account Documentation. The Pledgor acknowledges and agrees that it shall be, and at all times remains, solely liable to the Securities Intermediary for all Account Expenses.
          Section 14. Severability. If any term or provision set forth in this Control Agreement shall be invalid or unenforceable, the remainder of this Control Agreement, other than those provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.
          Section 15. Counterparts. This Control Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Control Agreement by signing and delivering one or more counterparts.
[signature page follows]

Ex. 4-6

[ ], as Pledgor
By:
Name:
Title:

BARCLAYS BANK PLC, as Collateral Agent
By:
Name:
Title:

[ ], as Securities Intermediary
By:
Name:
Title:

S-1

SCHEDULE I
Designated Account(s)
 Sch I-1

EXHIBIT 5
[Form of]
CONTROL AGREEMENT CONCERNING DEPOSIT ACCOUNTS
          This CONTROL AGREEMENT CONCERNING DEPOSIT ACCOUNTS (this “Control Agreement”), dated as of [           ], by and among [           ] (the “Pledgor”), BARCLAYS BANK PLC, as Collateral Agent (the “Collateral Agent”) and [        ] (the “Bank”), is delivered pursuant to Section 3.4(b) of that certain security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), dated as of [          ], 2007, made by the Pledgor[, VSS-CAMBIUM MERGER CORP.] and each of the Guarantors listed on the signature pages thereto in favor of BARCLAYS BANK PLC, as collateral agent, as pledgee, assignee and secured party. This Control Agreement is for the purpose of perfecting the security interests of the Secured Parties granted by the Pledgor in the Designated Accounts described below. All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Security Agreement.
          Section 1. Confirmation of Establishment and Maintenance of Designated Accounts. The Bank hereby confirms and agrees that (i) the Bank has established for the Pledgor and maintains the deposit account(s) listed in Schedule 1 annexed hereto (such account(s), together with each such other deposit account maintained by the Pledgor with the Bank collectively, the “Designated Accounts” and each a “Designated Account”), (ii) each Designated Account will be maintained in the manner set forth herein until termination of this Control Agreement, (iii) the Bank is a “bank,” as such term is defined in the UCC, (iv) this Control Agreement is the valid and legally binding obligation of the Bank and (v) each Designated Account is a “deposit account” as such term is defined in Article 9 of the UCC.
          Section 2. Control. The Bank shall comply with instructions originated by the Collateral Agent without further consent of the Pledgor or any person acting or purporting to act for the Pledgor being required, including, without limitation, directing disposition of the funds in each Designated Account. The Bank shall also comply with instructions directing the disposition of funds in each Designated Account originated by the Pledgor or its authorized representatives until such time as the Collateral Agent delivers a Notice of Sole Control pursuant to Section 8(i) hereof to the Bank. The Bank shall comply with, and is fully entitled to rely upon, any instruction from the Collateral Agent, even if such instruction is contrary to any instruction that the Pledgor may give or may have given to the Bank.
          Section 3. Subordination of Lien; Waiver of Set-Off. The Bank hereby agrees that any security interest in, lien on, encumbrance, claim or (except as provided in the next sentence) right of set-off against, any Designated Account or any funds therein it now has or subsequently obtains shall be subordinate to the security interest of the Collateral Agent in the Designated Accounts and the funds therein or credited thereto. The Bank agrees not to exercise any present or future right of recoupment or set-off against any of the Designated Accounts or to

Ex. 5-1

assert against any of the Designated Accounts any present or future security interest, banker’s lien or any other lien or claim (including claim for penalties) that the Bank may at any time have against or in any of the Designated Accounts or any funds therein; provided, however, that the Bank may set off (i) all amounts due to the Bank in respect of its customary fees and expenses for the routine maintenance and operation of the Designated Accounts, including overdraft fees, and (ii) the face amount of any checks or other items which have been credited to any Designated Account but are subsequently returned unpaid because of uncollected or insufficient funds).
          Section 4. Choice of Law. Both this Control Agreement and the Designated Accounts shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Bank’s jurisdiction and the Designated Account(s) shall be governed by the laws of the State of New York.
          Section 5. Conflict with Other Agreements; Amendments. As of the date hereof, there are no other agreements entered into between the Bank and the Pledgor with respect to any Designated Account or any funds credited thereto (other than standard and customary documentation with respect to the establishment and maintenance of such Designated Accounts (the “Designated Account Documentation”)). The Bank and the Pledgor will not enter into any other agreement with respect to any Designated Account unless the Collateral Agent shall have received prior written notice thereof. The Bank and the Pledgor have not and will not enter into any other agreement with respect to control of the Designated Accounts or purporting to limit or condition the obligation of the Bank to comply with any orders or instructions with respect to any Designated Account as set forth in Section 2 hereof without the prior written consent of the Collateral Agent acting in its sole discretion. In the event of any conflict with respect to control over any Designated Account between this Control Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into, the terms of this Control Agreement shall prevail. No amendment or modification of this Control Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.
          Section 6. Certain Agreements. As of the date hereof, the Bank has furnished to the Collateral Agent the most recent account statement issued by the Bank with respect to each of the Designated Accounts and the cash balances held therein. Each such statement accurately reflects the assets held in such Designated Account as of the date thereof.
          Section 7. Notice of Adverse Claims. Except for the claims and interest of the Secured Parties and of the Pledgor in the Designated Accounts, the Bank on the date hereof does not know of any claim to, security interest in, lien on, or encumbrance against, any Designated Account or in any funds credited thereto and does not know of any claim that any person or entity other than the Collateral Agent has been given control (within the meaning of Section 9-104 of the UCC) of any Designated Account or any such funds. If the Bank becomes aware that any person or entity is asserting any lien, encumbrance, security interest or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process or any claim of control) against any funds in any Designated Account, the Bank shall promptly notify the Collateral Agent and the Pledgor thereof.

Ex. 5-2

          Section 8. Maintenance of Designated Accounts. In addition to the obligations of the Bank in Section 2 hereof, the Bank agrees to maintain the Designated Accounts as follows:
     (i) Notice of Sole Control. If at any time the Collateral Agent delivers to the Bank a notice instructing the Bank to terminate Pledgor’s access to any Designated Account (the “Notice of Sole Control”), the Bank agrees that, after receipt of such notice, it will take all instruction with respect to such Designated Account solely from the Collateral Agent, terminate all instructions and orders originated by the Pledgor with respect to the Designated Accounts or any funds therein, and cease taking instructions from the Pledgor, including, without limitation, instructions for distribution or transfer of any funds in any Designated Account. The Collateral Agent hereby agrees that it will not deliver any Notice of Sole Control to the Bank unless an Event of Default has occurred and is continuing.
     (ii) Statements and Confirmations. The Bank will send copies of all statements and other correspondence (excluding routine confirmations) concerning any Designated Account simultaneously to the Pledgor and the Collateral Agent at the address set forth in Section 10 hereof. The Bank will promptly provide to the Collateral Agent, upon request therefor from time to time and, in any event, as of the last business day of each calendar month, a statement of the cash balance in each Designated Account. The Bank shall not change the name or account number of any Designated Account without the prior written consent of the Collateral Agent.
          Section 9. Successors; Assignment. The terms of this Control Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors and permitted assignees.
          Section 10. Notices. Any notice, request or other communication required or permitted to be given under this Control Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Pledgor:	[ ]
[Address]
Attention:
Telecopy:
Telephone:

Ex. 5-3

with copy to:

[ ]
[Address]
Attention:
Telecopy:
Telephone:

Bank:	[ ]
[ ]
[ ]
Attention:
Telecopy:
Telephone:

Collateral
Agent:	Barclays Bank PLC
200 Park Avenue
New York, NY 10166
Attention: David Barton
Telecopy: (212) 412-7600
Telephone: (212) 412-7693
          Any party may change its address for notices in the manner set forth above.
          Section 11. Termination.
          (i) Except as otherwise provided in this Section 11, the obligations of the Bank hereunder and this Control Agreement shall continue in effect until the security interests of the Collateral Agent in the Designated Accounts and any and all funds therein have been terminated pursuant to the terms of the Security Agreement and the Collateral Agent has notified the Bank of such termination in writing.
          (ii) The Bank, acting alone, may terminate this Control Agreement at any time and for any reason by written notice delivered to the Collateral Agent and the Pledgor not less than thirty (30) days prior to the effective termination date.
          (iii) Prior to any termination of this Control Agreement pursuant to this Section 11, the Bank hereby agrees that it shall promptly take, at Pledgor’s sole cost and expense, all reasonable actions necessary to facilitate the transfer of any funds in the Designated Accounts as follows: (a) in the case of a termination of this Control Agreement under Section 11(i), to the institution designated in writing by Pledgor; and (b) in all other cases, to the institution designated in writing by the Collateral Agent.
          Section 12. Fees and Expenses. The Bank agrees to look solely to the Pledgor for payment of any and all fees, costs, charges and expenses incurred or otherwise relating to the Designated Accounts and services provided by the Bank hereunder (collectively, the “Account Expenses”), and the Pledgor agrees to pay such Account Expenses to the Bank on the terms

Ex. 5-4

agreed to pursuant to the Designated Account Documentation. The Pledgor acknowledges and agrees that it shall be, and at all times remains, solely liable to the Bank for all Account Expenses.
          Section 13. Severability. If any term or provision set forth in this Control Agreement shall be invalid or unenforceable, the remainder of this Control Agreement, other than those provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.
          Section 14. Counterparts. This Control Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Control Agreement by signing and delivering one or more counterparts.
[signature page follows]

Ex. 5-5

[ ]
By:
Name:
Title:

BARCLAYS BANK PLC, as Collateral Agent
By:
Name:
Title:

[ ], as Bank
By:
Name:
Title:

 S-l

SCHEDULE 1
Designated Account(s)

Sch 1-1

EXHIBIT 6
[Form of]
Copyright Security Agreement
          Copyright Security Agreement, dated as of [          ], by [          ] and [          ] (individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of BARCLAYS BANK PLC, in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the “Collateral Agent”).
W i t n e s s e t h:
          Whereas, the Pledgors are party to a Security Agreement of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Copyright Security Agreement;
          Now, Therefore, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Collateral Agent as follows:
          SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
          SECTION 2. Grant of Security Interest in Copyright Collateral. Each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:
          (a) Copyrights of such Pledgor listed on Schedule I1 attached hereto; and
          (b) all Proceeds of any and all of the foregoing (other than Excluded Property).
          SECTION 3. Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Security Agreement, the

[1]	Should include same Copyrights listed on Schedule 12(b) of the Perfection Certificate.

Ex. 6-1

terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Collateral Agent shall otherwise determine.
          SECTION 4. Termination. Upon the payment in full of the Secured Obligations and termination of the Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Copyrights under this Copyright Security Agreement.
          SECTION 5. Counterparts. This Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Copyright Security Agreement by signing and delivering one or more counterparts.
[signature page follows]

Ex. 6-2

          In Witness Whereof, each Pledgor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours, [PLEDGORS]
By:
Name:
Title:

Accepted and Agreed:
BARCLAYS BANK PLC,
as Collateral Agent

By:
Name:
Title:

Ex. 6-3

SCHEDULE I
to
COPYRIGHT SECURITY AGREEMENT
COPYRIGHT REGISTRATIONS AND COPYRIGHT APPLICATIONS
Copyright Registrations:

OWNER	REGISTRATION NUMBER	TITLE

Copyright Applications:

OWNER	TITLE

Ex. 6-4

EXHIBIT 7
[Form of]
Patent Security Agreement
          Patent Security Agreement, dated as of [      ], by [                    ] and [                     ] (individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of BARCLAYS BANK PLC, in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the “Collateral Agent”).
W i t n e s s e t h:
          Whereas, the Pledgors are party to a Security Agreement of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Patent Security Agreement;
          Now, Therefore, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Collateral Agent as follows:
          SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
          SECTION 2. Grant of Security Interest in Patent Collateral. Each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:
          (a) Patents of such Pledgor listed on Schedule I2 attached hereto; and
          (b) all Proceeds of any and all of the foregoing (other than Excluded Property).
          SECTION 3. Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Patents made and granted hereby are more fully set forth in the Security Agreement, the terms

[2]	Should include same Patents listed on Schedule 12(a) of the Perfection Certificate.

Ex. 7-1

and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Collateral Agent shall otherwise determine.
          SECTION 4. Termination. Upon the payment in full of the Secured Obligations and termination of the Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Patents under this Patent Security Agreement.
          SECTION 5. Counterparts. This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts.
[signature page follows]

Ex. 7-2

          In Witness Whereof, each Pledgor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours, [PLEDGORS]
By:
Name:
Title:

Accepted and Agreed: BARCLAYS BANK PLC, as Collateral Agent
By:
Name:
Title:

Ex. 7-3

SCHEDULE I
to
PATENT SECURITY AGREEMENT
PATENT REGISTRATIONS AND PATENT APPLICATIONS
Patent Registrations:

REGISTRATION
OWNER	NUMBER	NAME

Patent Applications:

APPLICATION
OWNER	NUMBER	NAME

Ex. 7-4

EXHIBIT 8
[Form of]
Trademark Security Agreement
          Trademark Security Agreement, dated as of [      ], by [                    ] and [                    ] (individually, a “Pledgor”, and, collectively, the “Pledgors”), in favor of BARCLAYS BANK PLC, in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the “Collateral Agent”).
W i t n e s s e t h:
          Whereas, the Pledgors are party to a Security Agreement of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Trademark Security Agreement;
          Now, Therefore, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Collateral Agent as follows:
          SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
          SECTION 2. Grant of Security Interest in Trademark Collateral. Each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:
          (a) Trademarks of such Pledgor listed on Schedule I3 attached hereto;
          (b) all Goodwill associated with such Trademarks; and
          (c) all Proceeds of any and all of the foregoing (other than Excluded Property).
          SECTION 3. Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and Pledgors hereby acknowledge and

[3]	Should include same Trademarks listed on Schedule 12(a) of the Perfection Certificate.

Ex. 8-1

affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Collateral Agent shall otherwise determine.
          SECTION 4. Termination. Upon the payment in full of the Secured Obligations and termination of the Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Trademarks under this Trademark Security Agreement.
          SECTION 5. Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts.
[signature page follows]

Ex. 8-2

          In Witness Whereof, each Pledgor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours, [PLEDGORS]
By:
Name:
Title:

Accepted and Agreed: BARCLAYS BANK PLC, as Collateral Agent
By:
Name:
Title:

Ex. 8-3

SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT
TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS
Trademark Registrations:

REGISTRATION
OWNER	NUMBER	TRADEMARK

Trademark Applications:

APPLICATION
OWNER	NUMBER	TRADEMARK

Ex. 8-4

EXHIBIT 9
FORM OF NOTICE TO BAILEE OF SECURITY INTEREST IN INVENTORY
CERTIFIED MAIL — RETURN RECEIPT REQUESTED
[      ], 200[  ]

TO:	[Bailee’s Name] [Bailee’s Address]

Re: VSS-CAMBIUM MERGER CORP.
          Ladies and Gentlemen:
          In connection with that certain Security Agreement, dated as of [       ], 2007 (the “Security Agreement”), made by VSS-CAMBIUM MERGER CORP., the Guarantors party thereto and Barclays Bank PLC, as Collateral Agent (“Barclays”), we have granted to Barclays a security interest in substantially all of our personal property, including our inventory.
          This letter constitutes notice to you, and your signature below will constitute your acknowledgment, of Barclays’ continuing first priority security interest in all goods with respect to which you are acting as bailee. Until you are notified in writing to the contrary by Barclays, however, you may continue to accept instructions from us regarding the delivery of goods stored by you.
          Your acknowledgment also constitutes a waiver and release, for Barclays’ benefit, of any and all claims, liens, including bailee’s liens, and demands of every kind which you have or may later have against such goods (including any right to include such goods in any secured financing to which you may become party).
          In order to complete our records, kindly have a duplicate of this letter signed by an officer of your company and return same to us at your earliest convenience.

Receipt acknowledged, confirmed and approved:	Very truly yours,

[BAILEE]	[APPLICABLE PLEDGOR]

By:	By:
Name:	Name:
Title:	Title:
cc:       Barclays Bank PLC

Ex. 9-1

EXHIBIT N
[Form of]
OPINION OF COMPANY COUNSEL30
State Corporate Law/UCC Opinions
     1. Each Company organized in the State (a) is duly organized and validly existing under the laws of the State and in good standing in the State,31 (b) has all requisite power and authority to carry on its business as now conducted and to own and lease its property and (c) is qualified and in good standing (to the extent such concept is applicable in the applicable jurisdiction) to do business in every jurisdiction where such qualification is required, except in such jurisdictions where the failure to so qualify or be in good standing, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.
     2. The execution, delivery and performance of each of the Loan Documents and the other Transaction Documents to be entered into by each Loan Party organized in the State and the transactions contemplated thereby are within such Loan Party’s powers and have been duly authorized by all necessary action on the part of such Loan Party. Each Loan Document and each other Transaction Document has been duly executed and delivered by each Loan Party organized in the State which is a party to it.
     3. The execution, delivery and performance of each of the Loan Documents and each of the other Transaction Documents and consummation of the transactions contemplated thereby (including the borrowing of Loans and issuance of Letters of Credit on the Closing Date) (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority of the State, except (i) such as have been obtained or made and are in full force and effect and (ii) filings necessary to perfect Liens created by the Loan Documents, (b) will not violate the Organizational Documents of any Company organized in the State and (c) will not violate any law, statute, rule or regulation of the State or any judgment, decree or order of any Governmental Authority of the State known to us to be applicable to any Company.
     4. The Financing Statements32 are in proper form for filing in the [Office of Secretary of State of the State], and upon the filing in such office, the security interest created by the Security Agreement on the Pledged Collateral (as such term is defined in the Security Agreement) in favor of the Collateral Agent for the benefit of the Secured Parties will be duly perfected to the extent that the filing of a financing statement under the provisions of the UCC is effective to perfect a security interest in such Pledged Collateral.

[30]	Capitalized terms used and not defined herein are used with the meanings assigned to such terms in the Credit Agreement.

[31]	State in which counsel is admitted.

[32]	To be defined by Company Counsel.

     5. No taxes or other charges, including, without limitation, intangible or documentary stamp taxes, recording taxes, transfer taxes or similar charges, are payable to the State or to any jurisdiction therein on account of the execution and delivery of the Loan Documents or the creation of the indebtedness evidenced or secured by any of the Loan Documents or the recording or filing of the Financing Statements, except for nominal filing or recording fees.
New York Contract/Federal/Delaware Opinions33
     1. Each Loan Document constitutes the legal, valid and binding obligation of such Loan Party, enforceable against each such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
     2. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority of the State of New York or of the United States or under the DGCL34, except (i) such as have been obtained or made and are in full force and effect and (ii) filings necessary to perfect Liens created by the Loan Documents, (b) will not violate any law, statute, rule or regulation of the State of New York or the United States or the DGCL or any judgment, decree or order of any Governmental Authority of the State of New York or the United States known to us to be applicable to any Company, (c) will not violate or result in a default or require any consent or approval under any agreement or other instrument binding upon any Company or its property, or give rise to a right thereunder to require any payment to be made by any Company, except for violations, defaults or the creation of such rights that could not reasonably be expected to result in a Material Adverse Effect, and (d) will not result in the creation or imposition of any Lien on any property of any Company, except Liens created by the Loan Documents and Permitted Liens.
     3. To the knowledge of such counsel, there are no actions, suits or proceedings at law or in equity by or before any Governmental Authority now pending or threatened against or affecting any Company or any business, property or rights of any Company (i) that involve any Loan Document or the Transactions or (ii) as to which there is a reasonably possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.
     4. No Company is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock. Neither the making of the Loans or the issuance of Letters of Credit under the Credit Agreement, the use of proceeds there-from or the pledge of the Securities Collateral (as defined in the Security Agreement) pursuant to the Security Agreement will violate or be inconsistent with the provisions of Regulation T, U or X.

[33]	Add opinions 1 and 2 from State Corporate Law opinions.

[34]	Add other Delaware statutes (e.g., LLC Act) to the extent applicable.

     5. No Company is an “investment company” or a company “controlled” by an “investment company,” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.
     6. The Security Agreement is effective to create in favor of the Collateral Agent for the benefit of the Secured Parties, legal, valid and enforceable Liens on and security interests in the Security Agreement Collateral.
     7. Upon delivery to the Collateral Agent in the State of New York of the certificates representing the Securities Collateral that are required to be delivered to the Collateral Agent pursuant to the Security Agreement (the “Pledged Securities”) in registered form, indorsed in blank by an effective indorsement or accompanied by undated stock powers with respect thereto duly indorsed in blank by an effective indorsement, the Collateral Agent will have control (within the meaning of the UCC) of the Pledged Securities for the benefit of the Secured Parties under the UCC. Assuming neither the Collateral Agent nor any of the Secured Parties has notice of any adverse claim (within the meaning of the UCC) to the Pledged Securities, the Collateral Agent will acquire the security interest in the Pledged Securities for the benefit of the Secured Parties free of any adverse claim.
     8. Upon the execution of the Control Agreement(s) the Collateral Agent shall have control (within the meaning of the UCC) of that portion of the Security Agreement Collateral that is required to be subject to a Control Agreement pursuant to the terms of the Security Agreement.
     9. Upon due filing of the Financing Statements in the [Office of Secretary of State of [Jurisdiction]] and when the Security Agreement or a short form thereof is filed in the United States Patent and Trademark Office and the United States Copyright Office, the Liens created by the Security Agreement shall constitute fully perfected Liens on, and security interests in, all right, title and interest of the grantors thereunder in the Intellectual Property Collateral (as defined in the Security Agreement).
     10. The Liens and the security interests created by the Security Agreement on the Security Agreement Collateral will validly secure the payment of all future advances pursuant to the Credit Agreement, whether or not at the time such advances are made an Event of Default or other event not within the control of the Lenders has relieved or may relieve the Lenders from their obligations to make such advances, and are perfected to the extent set forth in paragraphs 12 through 15 above with respect to such future advances.
     11. A federal or state court sitting in New York will honor the parties’ choice of internal laws of the State of New York as the law applicable to the Loan Documents (to the extent set forth in such Loan Documents).
     12. The Merger has become effective in accordance with the Merger Agreement and applicable law.

EXHIBIT O
[Form of]
SOLVENCY CERTIFICATE
     I, the undersigned, [financial officer] of VSS-CAMBIUM MERGER CORP. (to be merged with and into CAMBIUM LEARNING, INC.), a Delaware corporation (“Borrower”), DO HEREBY CERTIFY on behalf of Borrower that:
     1. This Certificate is furnished pursuant to Section 4.01(h) of the Credit Agreement, (as in effect on the date of this Certificate) the capitalized terms defined therein being used herein as therein defined) dated as of April 12, 2007 among Borrower, VSS-Cambium Merger Corp. (to be merged with and into Cambium Learning, Inc.), a Delaware Corporation (“Borrower”), VSS-Cambium Holdings, LLC, a Delaware limited liability company (“Holdings”), the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreement), the Lenders, CREDIT SUISSE SECURITIES (USA) LLC, as co-syndication agent (in such capacity, “Co-Syndication Agent”), BNP PARIBAS, as co-syndication agent (in such capacity, “Co-Syndication Agent” and together with the other Co-Syndication Agent, the “Syndication Agents”), TD SECURITIES (USA) LLC, as documentation agent (in such capacity, “Documentation Agent”), and BARCLAYS BANK PLC as administrative agent (in such capacity, “Administrative Agent”) for the Lenders and as collateral agent (in such capacity, “Collateral Agent”) for the Secured Parties and the Issuing Bank (as from time to time in effect, the “Credit Agreement”).
     2. Immediately following the consummation of the Transactions and immediately following the making of each Loan and after giving effect to the application of the proceeds of each Loan on the date hereof, (a) the fair value of the assets of each Loan Party (individually and on a consolidated basis with its Subsidiaries) exceeds its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of each Loan Party (individually and on a consolidated basis with its Subsidiaries) is greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Loan Party (individually and on a consolidated basis with its Subsidiaries) is able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each Loan Party (individually and on a consolidated basis with its Subsidiaries) does not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Closing Date.
[Signature Page Follows]

O-1

     IN WITNESS WHEREOF, I have hereunto set my hand this [ ]th day of [     ], 2007.

VSS-CAMBIUM MERGER CORP. (to be merged with and into CAMBIUM LEARNING, INC.)
By:
Name:
	Title:	[Financial Officer]

O-2

EXHIBIT P
[Form of]
INTERCOMPANY NOTE
New York, New York
[date]
     FOR VALUE RECEIVED, each of the undersigned, to the extent a borrower from time to time from any other entity listed on the signature page hereto (each, in such capacity, a “Payor”), hereby promises to pay on demand to the order of such other entity listed below (each, in such capacity, a “Payee”), in lawful money of the United States of America in immediately available funds, at such location in the United States of America as a Payee shall from time to time designate, the unpaid principal amount of all loans and advances (including trade payables) made by such Payee to such Payor. Each Payor promises also to pay interest on the unpaid principal amount of all such loans and advances in like money at said location from the date of such loans and advances until paid at such rate per annum as shall be agreed upon from time to time by such Payor and such Payee.
     This note (“Note”) is an Intercompany Note referred to in the Credit Agreement dated as of April 12, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among VSS-Cambium Merger Corp. (to be merged with and into Cambium Learning, Inc.), a Delaware Corporation (“Borrower”), VSS-Cambium Holdings, LLC, a Delaware limited liability company (“Holdings”), the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreement), the Lenders, CREDIT SUISSE SECURITIES (USA) LLC, as co-syndication agent (in such capacity, “Co-Syndication Agent”), BNP PARIBAS, as co-syndication agent (in such capacity, “Co-Syndication Agent” and together with the other Co-Syndication Agent, the “Syndication Agents”), TD SECURITIES (USA) LLC, as documentation agent (in such capacity, “Documentation Agent”), and BARCLAYS BANK PLC as administrative agent (in such capacity, “Administrative Agent”) for the Lenders and as collateral agent (in such capacity, “Collateral Agent”) for the Secured Parties and the Issuing Bank, and is subject to the terms thereof, and shall be pledged by each Payee pursuant to the Security Agreement, to the extent required pursuant to the terms thereof. Each Payee hereby acknowledges and agrees that the Administrative Agent may exercise all rights provided in the Credit Agreement and the Security Agreement with respect to this Note.
     Anything in this Note to the contrary notwithstanding, the indebtedness evidenced by this Note owed by any Payor that is Borrower or a Guarantor to any Payee other than Borrower shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Obligations of such Payor under the Credit Agreement, including, without limitation, where applicable, under such Payor’s guarantee of the Obligations under the Credit Agreement (such Obligations and other indebtedness and obligations in connection with any renewal, refunding, restructuring or refinancing thereof, including interest thereon accruing after the commencement of any proceedings referred to in clause (i) below, whether or not such interest is an allowed claim in such proceeding, being hereinafter collectively referred to as “Senior Indebtedness”):
     (i) In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to any

Payor or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of such Payor, whether or not involving insolvency or bankruptcy, then (x) the holders of Senior Indebtedness shall be paid in full in cash in respect of all amounts constituting Senior Indebtedness before any Payee is entitled to receive (whether directly or indirectly), or make any demands for, any payment on account of this Note and (y) until the holders of Senior Indebtedness are paid in full in cash in respect of all amounts constituting Senior Indebtedness, any payment or distribution to which such Payee would otherwise be entitled (other than debt securities of such Payor that are subordinated, to at least the same extent as this Note, to the payment of all Senior Indebtedness then outstanding (such securities being hereinafter referred to as “Restructured Debt Securities”)) shall be made to the holders of Senior Indebtedness;
     (ii) if any Default occurs and is continuing with respect to any Senior Indebtedness (including any Default under the Credit Agreement), following notice from the Administrative Agent, then no payment or distribution of any kind or character shall be made by or on behalf of the Payor or any other Person on its behalf with respect to this Note; and
     (iii) if any payment or distribution of any character, whether in cash, securities or other property (other than Restructured Debt Securities), in respect of this Note shall (despite these subordination provisions) be received by any Payee in violation of clause (i) or (ii) before all Senior Indebtedness shall have been paid in full in cash, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness (or their representatives), ratably according to the respective aggregate amounts remaining unpaid thereon, to the extent necessary to pay all Senior Indebtedness in full in cash.
     To the fullest extent permitted by law, no present or future holder of Senior Indebtedness shall be prejudiced in its right to enforce the subordination of this Note by any act or failure to act on the part of any Payor or by any act or failure to act on the part of such holder or any trustee or agent for such holder. Each Payee and each Payor hereby agree that the subordination of this Note is for the benefit of the Administrative Agent, the Issuing Bank and the Lenders and the Administrative Agent, the Issuing Bank and the Lenders are obligees under this Note to the same extent as if their names were written herein as such and the Administrative Agent may, on behalf of the itself, the Issuing Bank and the Lenders, proceed to enforce the subordination provisions herein.
     The indebtedness evidenced by this Note owed by any Payor that is not Borrower or a Guarantor shall not be subordinated to, and shall rank pari passu in right of payment with, any other obligation of such Payor.
     Nothing contained in the subordination provisions set forth above is intended to or will impair, as between each Payor and each Payee, the obligations of such Payor, which are absolute and unconditional, to pay to such Payee the principal of and interest on this Note as and when due and payable in accordance with its terms, or is intended to or will affect the relative rights of such Payee and other creditors of such Payor other than the holders of Senior Indebtedness.
     Each Payee is hereby authorized to record all loans and advances made by it to any Payor (all of which shall be evidenced by this Note), and all repayments or prepayments thereof, in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein.

     Each Payor hereby waives presentment, demand, protest or notice of any kind in connection with this Note. All payments under this Note shall be made without offset, counterclaim or deduction of any kind.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

VSS-CAMBIUM MERGER CORP. (to be merged with and into CAMBIUM LEARNING, INC.)
By:
Name:
Title:

VSS-CAMBIUM HOLDINGS, LLC
By:
Name:
Title:

CAMBIUM LEARNING INC.
By:
Name:
Title:

CAMBIUM LEARNING (NEW YORK), INC.
By:
Name:
Title:

SOPRIS WEST EDUCATIONAL SERVICES, INC.
By:
Name:
Title:

KURZWEIL EDUCATIONAL SYSTEMS, INC.
By:
Name:
Title:

INTELLITOOLS, INC.
By:
Name:
Title:

EXHIBIT Q
[Form of]
NON-BANK CERTIFICATE
     Reference is made to the Credit Agreement dated as of April 12, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among VSS-Cambium Merger Corp. (to be merged with and into Cambium Learning, Inc.), a Delaware Corporation (“Borrower”), VSS-Cambium Holdings, LLC, a Delaware limited liability company (“Holdings”), the Subsidiary Guarantors (such term and each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreement), the Lenders, CREDIT SUISSE SECURITIES (USA) LLC, as co-syndication agent (in such capacity, “Co-Syndication Agent”), BNP PARIBAS, as co-syndication agent (in such capacity, “Co-Syndication Agent” and together with the other Co-Syndication Agent, the “Syndication Agents”), TD SECURITIES (USA) LLC, as documentation agent (in such capacity, “Documentation Agent”), and BARCLAYS BANK PLC as administrative agent (in such capacity, “Administrative Agent”) for the Lenders and as collateral agent (in such capacity, “Collateral Agent”) for the Secured Parties and the Issuing Bank.
     The undersigned is not (i) a bank (as such term is used in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”)), (ii) a “10 percent shareholder” of Borrower within the meaning of section 881(c)(3)(B) of the Code, or (iii) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code.

[NAME OF LENDER]
By:
Name:
Title:

[ADDRESS]

Dated:                                         , 200

Q-1